UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2017

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2017

1	A Letter to Shareholders

3	Investment Comparison

4	Information About Your Fund’s Expenses and Holdings Presented by Sector

6	Schedule of Investments

45	Statement of Assets and Liabilities

46	Statement of Operations

47	Statements of Changes in Net Assets

48	Financial Highlights

50	Notes to Financial Statements

64	Report of Independent Registered Public Accounting Firm

65	Supplemental Information to Shareholders

Lord Abbett Series Fund – Bond Debenture Portfolio
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Bond Debenture Portfolio for the fiscal year ended December 31, 2017. On this page, and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 9.21%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1 which returned 3.54% over the same period.

During the 12-month period the leveraged credit sectors of the U.S. fixed income market, including high yield bonds and loans, experienced positive returns, outperforming traditional government related and investment grade securities. Despite some episodes of heightened volatility, high yield corporate spreads continued to compress during the period and returns within the high yield market were driven primarily by the lower quality segment, as CCC rated bonds meaningfully outperformed the broader market for the 12- month period.

As it has in the past, the Fund maintained a significant allocation to high yield bonds, as we remained positive on the high yield market from a fundamental

1

perspective. The Fund’s exposure to high yield bonds contributed to relative performance, as the high yield market significantly outperformed investment grade bonds, as represented by the Fund’s benchmark the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund maintained an allocation to equities throughout the period, which also contributed to relative performance, as the asset class outperformed fixed income segments of the market, including the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s modest allocation to government-related and securitized products detracted from performance, as these securities lagged risk assets during the period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

2

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index and the ICE BofA Merrill Lynch U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2017

	1 Year	5 Years	10 Years
Class VC	9.21%	6.36%	7.12%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

4

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 – 12/31/17
Class VC
Actual	$1,000.00	$1,042.40	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Asset Backed	1.86%
Automotive	1.84%
Banking	8.74%
Basic Industry	9.97%
Capital Goods	3.53%
Consumer Goods	3.45%
Energy	12.10%
Financial Services	4.09%
Foreign Government	3.81%
Healthcare	6.59%
Insurance	2.38%
Leisure	4.21%
Media	3.36%
Municipal	3.97%
Real Estate	1.47%
Retail	5.48%
Services	3.22%
Technology	6.90%
Telecommunications	2.90%
Transportation	3.14%
U.S. Government	1.44%
Utility	4.33%
Repurchase Agreement	1.22%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

5

Schedule of Investments

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 99.38%

ASSET-BACKED SECURITIES 1.92%

Automobiles 0.11%
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%		6/15/2022	$979	$964,024
Westlake Automobile Receivables Trust 2016-3A B†	2.07%		12/15/2021	277	276,180
Total					1,240,204

Other 1.81%
ALM XIX Ltd. 2016-19A C†	5.709% (3 Mo. LIBOR + 4.35%	)#	7/15/2028	462	475,152
ALM XVIII Ltd. 2016-18A C†	5.709% (3 Mo. LIBOR + 4.35%	)#	7/15/2027	500	515,353
AMMC CLO XII Ltd. 2013-12A DR†	4.11% (3 Mo. LIBOR + 2.47%	)#(a)	11/10/2030	391	393,625
Anchorage Capital CLO 8 Ltd. 2016-8A D†	5.578% (3 Mo. LIBOR + 4.20%	)#	7/28/2028	250	253,845
Anchorage Capital CLO 9 Ltd. 2016-9A D†	5.359% (3 Mo. LIBOR + 4.00%	)#	1/15/2029	1,150	1,177,136
Apex Credit CLO Ltd. 2015-2A B1†	3.753% (3 Mo. LIBOR + 2.40%	)#	10/19/2026	1,500	1,501,565
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022	417	415,210
BlueMountain CLO Ltd. 2016-1A D†	6.163% (3 Mo. LIBOR + 4.80%	)#	4/20/2027	500	508,882
Conn Funding II LP 2017-B C†	5.95%		11/15/2022	2,250	2,273,600	(b)
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022	832	828,109
Guggenheim 5180-2 CLO LP 2015-1A A2B†	4.012% (3 Mo. LIBOR + 2.55%	)#	11/25/2027	2,500	2,507,979
Jamestown CLO VII Ltd. 2015-7A BR†	3.017% (3 Mo. LIBOR + 1.65%	)#(a)	7/25/2027	1,202	1,203,006
KKR Financial CLO Ltd. 2013-2A C†	5.113% (3 Mo. LIBOR + 3.75%	)#	1/23/2026	500	501,285
Marble Point CLO XI Ltd. 2017-2A A†	2.793% (3 Mo. LIBOR + 1.18%	)#(a)	12/18/2030	1,800	1,802,610
Regatta III Funding Ltd. 2014-1A CR†	4.659% (3 Mo. LIBOR + 3.30%	)#	4/15/2026	400	402,931
Regatta IV Funding Ltd. 2014-1A DR†	4.667% (3 Mo. LIBOR + 3.30%	)#	7/25/2026	1,300	1,300,761
Sound Point CLO XI Ltd. 2016-1A D†	6.013% (3 Mo. LIBOR + 4.65%	)#	7/20/2028	2,000	2,045,240
Voya CLO Ltd. 2016-2A C†	5.607% (3 Mo. LIBOR + 4.25%	)#	7/19/2028	750	760,662
Voya CLO Ltd. 2017-4A A1†	2.514% (3 Mo. LIBOR + 1.13%	)#(a)	10/15/2030	1,059	1,062,121
West CLO Ltd. 2014-2A BR†	3.111% (3 Mo. LIBOR + 1.75%	)#(a)	1/16/2027	459	459,542

6	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Westcott Park CLO Ltd. 2016-1A D†	5.713% (3 Mo. LIBOR + 4.35%	)#	7/20/2028		$850	$861,103
Total						21,249,717
Total Asset-Backed Securities (cost $22,092,665)						22,489,921

				Shares (000)
Common Stocks 14.62%

Aerospace/Defense 0.30%
Huntington Ingalls Industries, Inc.					7	1,744,887
Mercury Systems, Inc.*					35	1,805,825
Total						3,550,712

Air Transportation 0.20%
Allegiant Travel Co.					7	1,121,937
Wizz Air Holdings plc†*(c)				GBP	26	1,263,568
Total						2,385,505

Auto Loans 0.15%
Credit Acceptance Corp.*					5	1,734,823

Auto Parts & Equipment 0.09%
Chassix Holdings, Inc.					59	1,085,419

Automakers 0.10%
Oshkosh Corp.					13	1,199,566

Banking 0.72%
BOK Financial Corp.					7	634,146
Cullen/Frost Bankers, Inc.					12	1,119,426
LegacyTexas Financial Group, Inc.					28	1,201,128
Northern Trust Corp.					12	1,177,303
Sberbank of Russia PJSC ADR					120	2,026,877
SVB Financial Group*					10	2,290,712
Total						8,449,592

Beverages 0.79%
Brown-Forman Corp. Class B					36	2,447,673
Constellation Brands, Inc. Class A					5	1,223,307
Monster Beverage Corp.*					19	1,178,396
Remy Cointreau SA(c)				EUR	20	2,710,690
Treasury Wine Estates Ltd.(c)				AUD	142	1,767,632
Total						9,327,698

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2017

Investments	Shares (000)		Fair Value
Brokerage 0.10%
Cboe Global Markets, Inc.		10	$1,200,798

Building Materials 0.21%
Owens Corning		27	2,465,923

Chemicals 0.55%
Potash Corp. of Saskatchewan, Inc. (Canada)(d)		117	2,413,345
Venator Materials plc (United Kingdom)*(d)		51	1,128,695
Versum Materials, Inc.		30	1,149,883
Westlake Chemical Corp.		17	1,761,900
Total			6,453,823

Discount Stores 0.40%
Amazon.com, Inc.*		1	1,160,114
Dollar Tree, Inc.*		11	1,178,371
Wal-Mart Stores, Inc.		24	2,370,593
Total			4,709,078

Diversified Capital Goods 0.10%
Rockwell Automation, Inc.		6	1,169,461

Electric: Integrated 0.67%
El Paso Electric Co.		29	1,596,405
IDACORP, Inc.		18	1,657,727
NextEra Energy, Inc.		11	1,734,021
Pampa Energia SA ADR*		25	1,678,636
Public Service Enterprise Group, Inc.		23	1,189,650
Total			7,856,439

Electronics 0.49%
Keyence Corp.(c)	JPY	2	1,106,090
Littelfuse, Inc.		6	1,117,287
Nintendo Co., Ltd.(c)	JPY	3	1,213,525
Rogers Corp.*		7	1,194,322
Trimble, Inc.*		29	1,161,857
Total			5,793,081

Energy: Exploration & Production 1.06%
Carrizo Oil & Gas, Inc.*		57	1,206,108
Chaparral Energy, Inc.*		12	291,648
Chaparral Energy, Inc. Class A*		59	1,386,955
Concho Resources, Inc.*		8	1,196,202

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Shares (000)			Fair Value
Energy: Exploration & Production (continued)
Continental Resources, Inc.*		74		$3,917,979
Extraction Oil & Gas, Inc.*		58		831,654
Jagged Peak Energy, Inc.*		65		1,018,788
Peabody Energy Corp.		–	(e)	10,613
SM Energy Co.		58		1,274,016
Templar Energy LLC Class A Units		46		101,682
WildHorse Resource Development Corp.*		67		1,232,734
Total				12,468,379

Food: Wholesale 0.31%
Costco Wholesale Corp.		6		1,191,168
Hormel Foods Corp.		32		1,169,938
TreeHouse Foods, Inc.*		25		1,231,752
Total				3,592,858

Forestry/Paper 0.10%
Potlatch Corp.		23		1,138,419

Gaming 0.87%
Aristocrat Leisure Ltd.(c)	AUD	71		1,300,097
Caesars Entertainment Corp.*		88		1,114,389
Penn National Gaming, Inc.*		80		2,498,599
Scientific Games Corp. Class A*		44		2,257,149
VICI Properties, Inc.*		29		597,759
Wynn Resorts Ltd.		14		2,423,144
Total				10,191,137

Hotels 0.10%
Hilton Grand Vacations, Inc.*		29		1,195,575

Investments & Miscellaneous Financial Services 0.71%
Ameriprise Financial, Inc.		14		2,344,956
BlackRock, Inc.		2		1,182,560
Federated Investors, Inc. Class B		34		1,215,680
SEI Investments Co.		16		1,178,576
T. Rowe Price Group, Inc.		23		2,379,183
Total				8,300,955

Machinery 0.63%
Deere & Co.		16		2,459,085
DMG Mori Co., Ltd.(c)	JPY	55		1,130,253

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2017

Investments	Shares (000)		Fair Value
Machinery (continued)
Gardner Denver Holdings, Inc.*		37	$1,249,302
Komatsu Ltd.(c)	JPY	35	1,270,311
Terex Corp.		26	1,245,330
Total			7,354,281

Media: Content 0.10%
Netflix, Inc.*		6	1,189,192

Medical Products 0.05%
Align Technology, Inc.*		3	572,806

Metals/Mining (Excluding Steel) 0.22%
Sumitomo Metal Mining Co. Ltd.(c)	JPY	57	2,603,785

Monoline Insurance 0.19%
FNF Group		29	1,144,984
MGIC Investment Corp.*		76	1,065,968
Total			2,210,952

Non-Electric Utilities 0.16%
Aqua America, Inc.		48	1,873,860

Oil Field Equipment & Services 0.15%
RPC, Inc.		70	1,776,097

Oil Refining & Marketing 0.16%
HollyFrontier Corp.		37	1,896,677

Pharmaceuticals 0.78%
Bio-Rad Laboratories, Inc. Class A*		5	1,145,616
Bluebird Bio, Inc.*		15	2,628,222
Blueprint Medicines Corp.*		39	2,933,675
Juno Therapeutics, Inc.*		27	1,221,828
Loxo Oncology, Inc.*		14	1,187,191
Total			9,116,532

Printing & Publishing 0.10%
S&P Global, Inc.		7	1,144,975

Real Estate Development & Management 0.15%
CoStar Group, Inc.*		6	1,779,027

Real Estate Investment Trusts 0.15%
Goodman Group(c)	AUD	260	1,705,272

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Shares (000)		Fair Value
Restaurants 0.30%
Dunkin’ Brands Group, Inc.		19	$1,237,824
McDonald’s Corp.		7	1,159,400
Shake Shack, Inc. Class A*		26	1,122,207
Total			3,519,431

Software/Services 1.05%
2U, Inc.*		18	1,165,051
Black Knight, Inc.*		13	556,952
Blackbaud, Inc.		17	1,620,503
FleetCor Technologies, Inc.*		9	1,751,690
InterXion Holding NV (Netherlands)*(d)		10	603,090
MSCI, Inc.		9	1,157,208
Rheinmetall AG(c)	EUR	5	619,671
Snap, Inc. Class A*		36	531,190
Tableau Software, Inc. Class A*		16	1,105,539
Twitter, Inc.*		81	1,940,560
VMware, Inc. Class A*		10	1,263,978
Total			12,315,432

Specialty Retail 1.21%
Canada Goose Holdings, Inc. (Canada)*(d)		43	1,349,190
Children’s Place, Inc. (The)		9	1,293,615
Columbia Sportswear Co.		17	1,250,712
Five Below, Inc.*		18	1,200,127
Kering(c)	EUR	4	1,796,765
Maisons du Monde SA†(c)	EUR	16	709,264
Moncler SpA(c)	EUR	56	1,752,640
Ollie’s Bargain Outlet Holdings, Inc.*		25	1,307,287
Polaris Industries, Inc.		9	1,140,708
Skechers U.S.A., Inc. Class A*		33	1,244,936
VF Corp.		16	1,176,674
Total			14,221,918

Support: Services 0.53%
Ashtead Group plc(c)	GBP	46	1,233,788
Bright Horizons Family Solutions, Inc.*		13	1,200,192
ManpowerGroup, Inc.		9	1,172,823
TopBuild Corp.*		17	1,316,361
Total System Services, Inc.		16	1,242,425
Total			6,165,589

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2017

Investments			Shares (000)		Fair Value
Technology Hardware & Equipment 0.21%
Marvell Technology Group Ltd.				50	$1,074,874
Tokyo Electron Ltd.(c)			JPY	8	1,352,921
Total					2,427,795

Transportation: Infrastructure/Services 0.10%
Landstar System, Inc.				11	1,170,813

Trucking & Delivery 0.36%
Knight-Swift Transportation Holdings, Inc.	27	1,184,812
Old Dominion Freight Line, Inc.	23	3,001,182
Total					4,185,994
Total Common Stocks (cost $151,846,041)					171,499,669

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 0.30%

Automakers 0.10%
Tesla, Inc.	1.25%	3/1/2021		$1,035	1,121,681

Investments & Miscellaneous Financial Services 0.10%
Square, Inc.†	0.375%	3/1/2022		709	1,159,658

Software/Services 0.10%
RealPage, Inc.†	1.50%	11/15/2022		976	1,212,680
Total Convertible Bonds (cost $3,582,358)					3,494,019

	Dividend Rate		Shares (000)
CONVERTIBLE PREFERRED STOCKS 0.25%

Personal & Household Products 0.20%
Stanley Black & Decker, Inc.	5.375%			19	2,381,350

Software/Services 0.05%
Mandatory Exchangeable Trust†	5.75%			3	565,167
Total Convertible Preferred Stocks (cost $2,388,060)					2,946,517

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
FLOATING RATE LOANS(f) 3.20%

Advertising 0.15%
Southern Graphics, Inc. 1st Lien Initial Term Loan	–	(g)	12/8/2022	$1,507	$1,516,992
Southern Graphics, Inc. Delayed Draw Term Loan	–	(g)	12/31/2022	243	244,926
Total					1,761,918

Building Materials 0.13%
Zodiac Pool Solutions LLC 1st Lien Tranche B1 Term Loan	5.693% (3 Mo. LIBOR + 4.00%	)	12/20/2023	1,514	1,524,153

Department Stores 0.10%
Neiman Marcus Group, Inc. Other Term Loan	4.642% (3 Mo. LIBOR + 3.25%	)	10/25/2020	1,456	1,193,017

Electric: Generation 0.48%
EFS Cogen Holdings I LLC Advanced Term Loan B	4.95% (3 Mo. LIBOR + 3.25%	)	6/28/2023	503	508,048
Lightstone Holdco LLC Refinanced Term Loan B	6.069% (3 Mo. LIBOR + 4.50%	)	1/30/2024	2,521	2,536,457
Lightstone Holdco LLC Refinanced Term Loan C	6.069% (3 Mo. LIBOR + 4.50%	)	1/30/2024	161	161,964
Sandy Creek Energy Associates, L.P. Term Loan	5.693% (3 Mo. LIBOR + 4.00%	)	11/9/2020	1,547	1,300,697
Viva Alamo LLC Term Loan B	5.819% (3 Mo. LIBOR + 4.25%	)	2/20/2021	1,182	1,170,487
Total					5,677,653

Electronics 0.10%
EXC III Holding Corp. 1st Lien Initial Term Loan	5.161% (3 Mo. LIBOR + 7.50%	)	12/1/2025	1,141	1,151,874

Energy: Exploration & Production 0.15%
California Resources Corp. Initial Term Loan	–	(g)	12/31/2022	589	587,896
Chief Exploration & Development LLC 2nd Lien Term Loan	7.959% (3 Mo. LIBOR + 6.50%	)	5/16/2021	1,179	1,162,299
Total					1,750,195

Gaming 0.30%
Cowlitz Tribal Gaming Authority Term Loan B	12.069% (1 Mo. LIBOR + 10.50%	)	12/6/2021	2,182	2,449,716	(h)
Stars Group, Inc. (The) 1st Lien Initial Term Loan B3 (Netherlands)(d)	5.193% (3 Mo. LIBOR + 3.50%	)	8/1/2021	1,106	1,113,688
Total					3,563,404

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Services 0.10%
Genoa, a QoL Healthcare Company, LLC 1st Lien Amendment No. 1 Term Loan	4.819% (1 Mo. LIBOR + 3.25%	)	10/28/2023	$1,095	$1,103,628

Investments & Miscellaneous Financial Services 0.07%
VFH Parent LLC Initial Term Loan	5.135% (3 Mo. LIBOR + 3.75%	)	12/30/2021	861	869,478

Media: Diversified 0.11%
UFC Holdings, LLC 2nd Lien Term Loan	9.052% (1 Mo. LIBOR + 7.50%	)	8/18/2024	1,231	1,255,109
Metals/Mining (Excluding Steel) 0.06%
Oxbow Carbon LLC 2nd Lien Initial Term Loan	10.50% (3 Mo. LIBOR + 7.50%	)	1/4/2024	650	652,438

Personal & Household Products 0.14%
Britax US Holdings, Inc. Initial Dollar Term Loan	5.193% (3 Mo. LIBOR + 3.50%	)	10/15/2020	1,896	1,614,488

Real Estate Development & Management 0.09%
Capital Automotive L.P. 2nd Lien Initial Tranche B Term Loan	7.57% (1 Mo. LIBOR + 6.00%	)	3/24/2025	1,051	1,082,920

Recreation & Travel 0.24%
Intrawest Resorts Holdings, Inc. Term Loan B1	4.819% (3 Mo. LIBOR + 3.25%	)	7/31/2024	2,088	2,106,928
Kingpin Intermediate Holdings LLC 1st Lien Term Loan	5.73% (3 Mo. LIBOR + 4.25%	)	6/29/2024	679	687,360	(h)
Total					2,794,288

Software/Services 0.08%
Misys Ltd 2nd Lien Dollar Term Loan	8.729% (3 Mo. LIBOR + 7.25%	)	6/13/2025	965	970,307

Specialty Retail 0.56%
Bass Pro Group, LLC Term Loan B	–	(g)	9/25/2024	1,731	1,728,499
Container Store, Inc. Term Loan B	8.693% (3 Mo. LIBOR + 7.00%	)	8/18/2021	899	873,345
Forterra Finance, LLC Term Loan	–	(g)	10/25/2023	1,267	1,188,708
J.C. Penney Corp., Inc. 2016 Term Loan B	5.729% (3 Mo. LIBOR + 0.425%	)	6/23/2023	1,295	1,214,005

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Specialty Retail (continued)
PetSmart, Inc. Tranche B2 Term Loan	4.57% (1 Mo. LIBOR + 3.00%	)	3/11/2022		$1,965	$1,578,615
Total						6,583,172

Support: Services 0.03%
Pike Corp. 2017 Initial Term Loan	5.07% (3 Mo. LIBOR + 3.50%	)	9/20/2024		328	333,550

Telecommunications: Satellite 0.05%
Intelsat Jackson Holdings S.A. Tranche Term Loan B5 (Luxembourg)(d)	–	(g)	1/2/2024		602	609,402

Transportation: Infrastructure/Services 0.26%
Uber Technologies, Inc. Term Loan B	5.552% (3 Mo. LIBOR + 4.00%	)	7/13/2023		2,984	3,006,644
Total Floating Rate Loans (cost $36,927,667)						37,497,638

FOREIGN BONDS(c) 0.45%

France 0.21%
CMA CGM SA†	5.25%		1/15/2025	EUR	657	787,844
CMA CGM SA†	6.50%		7/15/2022	EUR	1,377	1,737,916
Total						2,525,760

Netherlands 0.24%
Hema Bondco I BV†	6.25% (3 Mo. Euribor + 6.25%	)#	7/15/2022	EUR	2,291	2,812,733
Total Foreign Bonds (cost $4,971,412)						5,338,493

FOREIGN GOVERNMENT OBLIGATIONS 3.47%

Argentina 0.89%
City of Buenos Aires†(d)	7.50%		6/1/2027		1,275	1,422,262
City of Buenos Aires†(d)	8.95%		2/19/2021		1,125	1,251,563
Province of Santa Fe†(d)	6.90%		11/1/2027		1,521	1,614,009
Provincia de Mendoza†(d)	8.375%		5/19/2024		2,025	2,263,059
Provincia of Neuquen†(d)	7.50%		4/27/2025		540	579,150
Provincia of Neuquen†(d)	8.625%		5/12/2028		719	808,566
Republic of Argentina(d)	7.50%		4/22/2026		2,208	2,503,099
Total						10,441,708

Australia 0.33%
Australian Government(c)	4.25%		4/21/2026	AUD	2,084	1,828,570
Queensland Treasury Corp.†(c)	4.00%		6/21/2019	AUD	2,500	2,007,947
Total						3,836,517

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Bahamas 0.29%
Commonwealth of Bahamas†(d)	5.75%	1/16/2024		$1,100	$1,150,930
Commonwealth of Bahamas†(d)	6.00%	11/21/2028		2,200	2,299,000
Total					3,449,930

Bermuda 0.23%
Government of Bermuda†	4.138%	1/3/2023		1,350	1,422,387
Government of Bermuda†	4.854%	2/6/2024		1,175	1,277,965
Total					2,700,352

Canada 0.21%
Province of British Columbia Canada(c)	2.85%	6/18/2025	CAD	3,000	2,453,007

Cayman Islands 0.04%
Cayman Islands Government†	5.95%	11/24/2019		$425	459,045

Ghana 0.14%
Republic of Ghana†(d)	7.875%	8/7/2023		1,541	1,697,396

Greece 0.16%
Hellenic Republic†(c)	4.375%	8/1/2022	EUR	1,500	1,869,605

Honduras 0.21%
Honduras Government†(d)	6.25%	1/19/2027		$2,300	2,465,830

Jamaica 0.35%
Government of Jamaica(d)	6.75%	4/28/2028		2,373	2,696,321
Government of Jamaica(d)	8.00%	3/15/2039		1,110	1,364,701
Total					4,061,022

Nigeria 0.08%
Republic of Nigeria†(d)	6.50%	11/28/2027		857	895,807

Senegal 0.15%
Republic of Senegal†(d)	6.25%	5/23/2033		1,661	1,758,095

Sri Lanka 0.20%
Republic of Sri Lanka†(d)	6.20%	5/11/2027		2,209	2,336,501

United Arab Emirates 0.10%
Abu Dhabi Government International†(d)	3.125%	5/3/2026		1,255	1,241,282

Uruguay 0.09%
Republic of Uruguay†(c)	8.50%	3/15/2028	UYU	30,282	1,057,655
Total Foreign Government Obligations (cost $38,491,810)					40,723,752

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 1.45%
Federal National Mortgage Assoc.(i) (cost $17,124,134)	3.50%	TBA	$16,600	$17,054,477

HIGH YIELD CORPORATE BONDS 69.02%

Advertising 0.19%
Clear Channel Worldwide Holdings, Inc.	6.50%	11/15/2022	1,579	1,612,554
Lamar Media Corp.	5.75%	2/1/2026	566	606,327
Total				2,218,881

Aerospace/Defense 0.78%
Bombardier, Inc. (Canada)†(d)	7.50%	12/1/2024	1,068	1,086,690
Bombardier, Inc. (Canada)†(d)	8.75%	12/1/2021	1,010	1,116,050
Bombardier, Inc.(Canada)†(d)	7.50%	3/15/2025	4,079	4,129,988
Huntington Ingalls Industries, Inc.†	3.483%	12/1/2027	1,711	1,708,861
Huntington Ingalls Industries, Inc.†	5.00%	11/15/2025	1,048	1,123,980
Total				9,165,569

Air Transportation 0.56%
Air Canada (Canada)†(d)	7.75%	4/15/2021	1,140	1,305,300
Air Canada 2015-2 Class A Pass-Through Trust (Canada)†(d)	4.125%	6/15/2029	818	859,111
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%	1/15/2022	647	670,626
Azul Investments LLP†	5.875%	10/26/2024	3,049	3,037,566
Latam Finance Ltd.†	6.875%	4/11/2024	656	685,520
Total				6,558,123

Auto Parts & Equipment 0.72%
Allison Transmission, Inc.†	5.00%	10/1/2024	1,250	1,292,188
American Axle & Manufacturing, Inc.†	6.25%	4/1/2025	2,056	2,169,080
American Axle & Manufacturing, Inc.†	6.50%	4/1/2027	2,296	2,436,630
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022	1,617	1,661,467
International Automotive Components Group SA (Luxembourg)†(d)	9.125%	6/1/2018	257	254,591
TI Group Automotive Systems LLC (United Kingdom)†(d)	8.75%	7/15/2023	584	629,260
Total				8,443,216

Automakers 0.70%
BMW US Capital LLC†	2.80%	4/11/2026	1,199	1,173,195
Tesla, Inc.†	5.30%	8/15/2025	7,365	7,061,194
Total				8,234,389

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banking 8.13%
ABN AMRO Bank NV (Netherlands)†(d)	4.75%		7/28/2025		$3,251	$3,457,438
Ally Financial, Inc.	8.00%		11/1/2031		901	1,175,805
American Express Credit Corp.	3.30%		5/3/2027		1,891	1,920,659
ANZ New Zealand Int’l Ltd. (United Kingdom)†(d)	2.125%		7/28/2021		1,510	1,480,189
Associated Banc-Corp.	4.25%		1/15/2025		1,000	1,030,940
Astoria Financial Corp.	3.50%		6/8/2020		1,393	1,399,122
Australia & New Zealand Banking Group Ltd. (United Kingdom)†(d)	6.75% (USD Swap + 5.17%	)#	–	(j)	1,415	1,613,100
Banco de Bogota SA (Colombia)†(d)	4.375%		8/3/2027		900	900,000
Banco de Bogota SA (Colombia)†(d)	6.25%		5/12/2026		1,000	1,080,800
Banco de Galicia y Buenos Aires SA (Argentina)†(d)	8.25% (5 Yr Treasury Note CMT + 7.16%	)#	7/19/2026		1,000	1,116,200
Banco do Brasil SA†	6.25% (10 Yr Treasury Note CMT + 4.40%	)#	–	(j)	1,983	1,829,318
Banco General SA (Panama)†(d)	4.125%		8/7/2027		2,275	2,277,685
Banco Mercantil del Norte SA (Mexico)†(d)	7.625% (10 Yr Treasury Note CMT + 5.35%	)#	–	(j)	1,077	1,183,354
Banistmo SA (Panama)†(d)	3.65%		9/19/2022		1,390	1,376,100
Bank of America Corp.	4.45%		3/3/2026		2,201	2,352,798
Bank of Montreal (Canada)(d)	3.803% (USSW5 + 1.43%	)#(k)	12/15/2032		2,220	2,197,534
BankUnited, Inc.	4.875%		11/17/2025		2,525	2,688,121
BNP Paribas SA (France)†(d)	6.75% (5 Yr Swap rate + 4.92%	)#	–	(j)	1,817	1,971,445
Citigroup, Inc.	4.45%		9/29/2027		1,473	1,560,868
Citizens Financial Group, Inc.	4.35%		8/1/2025		831	865,539
Comerica, Inc.	3.80%		7/22/2026		1,258	1,278,219
Commonwealth Bank of Australia (Australia)†(d)	4.50%		12/9/2025		973	1,020,003
Compass Bank	3.875%		4/10/2025		2,100	2,109,490
Credit Suisse Group AG (Switzerland)†(d)	7.50% (5 Yr Swap rate + 4.60%	)#	–	(j)	1,075	1,230,821
Fifth Third Bancorp	8.25%		3/1/2038		1,708	2,614,111
First Republic Bank	4.625%		2/13/2047		1,161	1,245,575
Goldman Sachs Group, Inc. (The)	3.50%		11/16/2026		1,520	1,530,081
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037		2,100	2,814,370
Home BancShares, Inc.	5.625% (3 Mo. LIBOR + 3.58%	)#	4/15/2027		2,396	2,513,404
HSBC Holdings plc (United Kingdom)(d)	4.25%		8/18/2025		3,671	3,812,202
Intesa Sanpaolo SpA (Italy)†(d)	5.71%		1/15/2026		3,212	3,388,439
Intesa Sanpaolo SpA (Italy)†(d)	7.70% (5 Yr Swap rate + 5.46%	)#	–	(j)	2,717	2,954,737
Itau Unibanco Holding SA†	6.125% (BADLAR + 3.98%	)#	–	(j)	1,186	1,186,709

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banking (continued)
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028		$1,306	$1,329,845
JPMorgan Chase & Co.	3.90%		7/15/2025		1,150	1,206,460
JPMorgan Chase & Co.	6.75% (3 Mo. LIBOR + 3.78%	)#	–	(j)	1,688	1,913,770
Lloyds Banking Group plc (United Kingdom)(d)	7.50% (5 Yr Swap rate + 4.76%	)#	–	(j)	1,519	1,725,964
Macquarie Bank Ltd. (United Kingdom)†(d)	6.125% (5 Yr Swap rate + 3.70%	)#	–	(j)	1,794	1,868,003
Macquarie Group Ltd. (Australia)†(d)	6.00%		1/14/2020		725	772,729
Manufacturers & Traders Trust Co.	3.40%		8/17/2027		526	532,622
Morgan Stanley	3.125%		7/27/2026		2,144	2,116,476
Morgan Stanley	3.625%		1/20/2027		2,026	2,075,324
Morgan Stanley	4.00%		7/23/2025		937	981,810
National Savings Bank (Sri Lanka)†(d)	5.15%		9/10/2019		950	964,155
People’s United Bank NA	4.00%		7/15/2024		1,100	1,112,281
Popular, Inc.	7.00%		7/1/2019		1,625	1,698,125
Royal Bank of Scotland Group plc (United Kingdom)(d)	5.125%		5/28/2024		584	620,152
Royal Bank of Scotland Group plc (United Kingdom)(d)	6.10%		6/10/2023		1,517	1,672,171
Royal Bank of Scotland Group plc (United Kingdom)(d)	6.125%		12/15/2022		506	555,140
Royal Bank of Scotland Group plc (United Kingdom)(d)	7.50% (5 Yr Swap rate + 5.80%	)#	–	(j)	2,235	2,369,100
Royal Bank of Scotland Group plc (United Kingdom)(d)	8.625% (5 Yr Swap rate + 7.60%	)#	–	(j)	1,571	1,773,266
SVB Financial Group	3.50%		1/29/2025		999	1,002,718
Toronto-Dominion Bank (The) (Canada)(d)	3.625% (5 Yr Swap rate + 2.21%	)#	9/15/2031		750	748,974
Turkiye Garanti Bankasi AS (Turkey)†(d)	5.25%		9/13/2022		1,150	1,175,588
UBS AG	7.625%		8/17/2022		606	709,444
UBS Group AG (Switzerland)(d)	7.00% (5 Yr Swap rate + 4.87%	)#	–	(j)	1,000	1,135,000
UniCredit SpA (Italy)(d)	6.375% (5 Yr Swap rate + 5.51%	)#	5/2/2023		1,149	1,163,752
Washington Mutual Bank(l)	6.875%		6/15/2011		1,250	125	(m)
Wells Fargo & Co.	4.90%		11/17/2045		1,759	1,993,800
Zenith Bank plc (Nigeria)†(d)	7.375%		5/30/2022		900	938,880
Total						95,330,850

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Beverages 0.43%
Bacardi Ltd.†	2.75%	7/15/2026	$1,149	$1,105,843
Brown-Forman Corp.	4.50%	7/15/2045	1,572	1,782,240
PepsiCo, Inc.	3.60%	3/1/2024	1,653	1,734,482
PepsiCo, Inc.	4.25%	10/22/2044	419	463,118
Total				5,085,683

Brokerage 0.21%
E*TRADE Financial Corp.	3.80%	8/24/2027	1,167	1,165,188
Freedom Mortgage Corp.†	8.125%	11/15/2024	1,255	1,281,669
Total				2,446,857

Building & Construction 1.24%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.75%	8/1/2025	1,087	1,091,076
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%	2/15/2021	1,023	1,047,296
Beazer Homes USA, Inc.	6.75%	3/15/2025	705	746,419
Boral Finance Pty Ltd. (Australia)†(d)	3.75%	5/1/2028	1,306	1,318,021
ITR Concession Co. LLC†	5.183%	7/15/2035	785	831,940
Lennar Corp.	4.75%	11/15/2022	1,304	1,374,090
Lennar Corp.	4.75%	5/30/2025	830	865,275
PulteGroup, Inc.	5.00%	1/15/2027	1,959	2,054,501
PulteGroup, Inc.	6.375%	5/15/2033	2,250	2,531,250
Toll Brothers Finance Corp.	5.625%	1/15/2024	1,000	1,101,250
William Lyon Homes, Inc.	5.875%	1/31/2025	1,500	1,535,625
Total				14,496,743

Building Materials 1.05%
Builders FirstSource, Inc.†	5.625%	9/1/2024	752	785,426
FBM Finance, Inc.†	8.25%	8/15/2021	1,003	1,070,703
Hillman Group, Inc. (The)†	6.375%	7/15/2022	1,311	1,314,278
James Hardie International Finance DAC (Ireland)†(d)	4.75%	1/15/2025	485	491,063
Lennox International, Inc.	3.00%	11/15/2023	1,081	1,068,668
Martin Marietta Materials, Inc.	4.25%	7/2/2024	1,146	1,206,851
Owens Corning	4.30%	7/15/2047	1,763	1,741,517
Standard Industries, Inc.†	5.00%	2/15/2027	1,121	1,149,025
Standard Industries, Inc.†	5.375%	11/15/2024	934	980,980
Standard Industries, Inc.†	6.00%	10/15/2025	1,786	1,915,485
U.S. Concrete, Inc.	6.375%	6/1/2024	552	594,780
Total				12,318,776

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Cable & Satellite Television 1.34%
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%		5/1/2027		$2,134	$2,107,325
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%		2/15/2026		1,575	1,639,969
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.875%		4/1/2024		1,785	1,865,325
CSC Holdings LLC†	10.875%		10/15/2025		2,647	3,149,930
DISH DBS Corp.	7.75%		7/1/2026		3,658	3,859,190
UPCB Finance IV Ltd.†	5.375%		1/15/2025		1,929	1,951,955
Ziggo Secured Finance BV (Netherlands)†(d)	5.50%		1/15/2027		1,122	1,123,402
Total						15,697,096

Chemicals 1.32%
Albemarle Corp.	5.45%		12/1/2044		1,524	1,803,523
CF Industries, Inc.†	4.50%		12/1/2026		1,640	1,712,231
Chemours Co. (The)	5.375%		5/15/2027		647	671,262
Chemours Co. (The)	7.00%		5/15/2025		1,380	1,504,200
GCP Applied Technologies, Inc.†	9.50%		2/1/2023		459	510,638
Halcyon Agri Corp. Ltd. (Singapore)(d)	4.50% (H15T2Y + 8.31%	)#	–	(j)	758	754,033
Kraton Polymers LLC/Kraton Polymers Capital Corp.†	10.50%		4/15/2023		1,025	1,163,375
Olin Corp.	5.125%		9/15/2027		1,992	2,101,560
Sociedad Quimica y Minera de Chile SA (Chile)†(d)	4.375%		1/28/2025		1,092	1,138,410
TPC Group, Inc.†	8.75%		12/15/2020		1,133	1,138,665
Tronox Finance LLC†	7.50%		3/15/2022		1,772	1,856,170
Westlake Chemical Corp.	3.60%		8/15/2026		1,108	1,116,105
Total						15,470,172

Consumer/Commercial/Lease Financing 1.00%
Nationstar Mortgage LLC/Nationstar Capital Corp.	6.50%		7/1/2021		892	907,053
Navient Corp.	5.00%		10/26/2020		964	979,665
Navient Corp.	6.125%		3/25/2024		3,319	3,377,082
Navient Corp.	6.75%		6/25/2025		2,669	2,749,070
Quicken Loans, Inc.†	5.25%		1/15/2028		3,532	3,495,620
TMX Finance LLC/TitleMax Finance Corp.†	8.50%		9/15/2018		189	173,880
Total						11,682,370

Department Stores 0.35%
Kohl’s Corp.	5.55%		7/17/2045		2,288	2,241,109
Macy’s Retail Holdings, Inc.	4.375%		9/1/2023		1,868	1,886,287
Total						4,127,396

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Discount Stores 0.79%
Amazon.com, Inc.†	4.25%		8/22/2057	$2,075	$2,272,354
Amazon.com, Inc.	4.80%		12/5/2034	4,062	4,778,610
Amazon.com, Inc.	5.20%		12/3/2025	1,950	2,241,559
Total					9,292,523

Diversified Capital Goods 0.80%
BCD Acquisition, Inc.†	9.625%		9/15/2023	1,561	1,721,002
Griffon Corp.	5.25%		3/1/2022	1,163	1,180,445
Siemens Financieringsmaatschappij NV (Netherlands)†(d)	3.25%		5/27/2025	1,235	1,256,461
SPX FLOW, Inc.†	5.625%		8/15/2024	873	923,198
SPX FLOW, Inc.†	5.875%		8/15/2026	1,465	1,560,225
Valmont Industries, Inc.	5.25%		10/1/2054	2,656	2,756,919
Total					9,398,250

Electric: Distribution/Transportation 0.20%
Oklahoma Gas & Electric Co.	4.15%		4/1/2047	960	1,046,191
Pennsylvania Electric Co.†	3.25%		3/15/2028	1,334	1,315,008
Total					2,361,199

Electric: Generation 1.06%
Acwa Power Management & Investments One Ltd. (United Arab Emirates)†(d)	5.95%		12/15/2039	1,386	1,424,725
Calpine Corp.	5.75%		1/15/2025	1,886	1,798,772
Dynegy, Inc.†	8.125%		1/30/2026	1,517	1,663,011
Infraestructura Energetica Nova SAB de CV (Mexico)†(d)	4.875%		1/14/2048	766	738,233
Minejesa Capital BV (Netherlands)†(d)	4.625%		8/10/2030	2,170	2,223,284
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%		12/15/2025	1,763	1,943,755
Talen Energy Supply LLC	4.60%		12/15/2021	1,287	1,184,040
TerraForm Power Operating LLC†	5.00%		1/31/2028	1,486	1,472,998
Total					12,448,818

Electric: Integrated 1.68%
Aegea Finance Sarl (Brazil)†(d)	5.75%		10/10/2024	1,132	1,154,640
Arizona Public Service Co.	2.95%		9/15/2027	1,333	1,314,123
El Paso Electric Co.	5.00%		12/1/2044	1,953	2,161,595
Emera, Inc. (Canada)(d)	6.75% (3 Mo. LIBOR + 5.44%	)#	6/15/2076	916	1,035,080
Enel Finance International NV (Netherlands)†(d)	3.625%		5/25/2027	2,137	2,126,802
Entergy Arkansas, Inc.	4.95%		12/15/2044	1,909	2,000,350
Entergy Mississippi, Inc.	2.85%		6/1/2028	625	605,752

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Integrated (continued)
Indianapolis Power & Light Co.†	4.05%	5/1/2046	$2,203	$2,298,890
Louisville Gas & Electric Co.	4.375%	10/1/2045	1,017	1,133,347
Monongahela Power Co.†	3.55%	5/15/2027	942	961,992
NRG Energy, Inc.†	5.75%	1/15/2028	1,059	1,072,237
Puget Sound Energy, Inc.	7.02%	12/1/2027	314	405,637
Rochester Gas & Electric Corp.†	3.10%	6/1/2027	1,113	1,102,749
Southern California Edison Co.	3.90%	3/15/2043	1,000	1,053,636
Southern California Edison Co.	4.00%	4/1/2047	1,237	1,330,812
Total				19,757,642

Electronics 1.41%
Applied Materials, Inc.	4.35%	4/1/2047	2,370	2,662,923
Corning, Inc.	4.375%	11/15/2057	2,595	2,585,459
Nokia OYJ (Finland)(d)	4.375%	6/12/2027	928	919,648
NVIDIA Corp.	3.20%	9/16/2026	2,872	2,885,187
Qorvo, Inc.	7.00%	12/1/2025	2,479	2,779,579
Trimble, Inc.	4.75%	12/1/2024	3,132	3,384,274
Xilinx, Inc.	2.95%	6/1/2024	1,345	1,337,468
Total				16,554,538

Energy: Exploration & Production 5.44%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.	7.875%	12/15/2024	1,563	1,721,254
Anadarko Petroleum Corp.	6.60%	3/15/2046	1,740	2,244,384
Bill Barrett Corp.	7.00%	10/15/2022	1,042	1,066,748
Bill Barrett Corp.	8.75%	6/15/2025	548	608,280
California Resources Corp.†	8.00%	12/15/2022	1,484	1,229,865
Carrizo Oil & Gas, Inc.	6.25%	4/15/2023	1,916	1,997,430
Centennial Resource Production LLC†	5.375%	1/15/2026	1,155	1,179,544
CNX Resources Corp.	8.00%	4/1/2023	1,091	1,172,280
CNX Resources Corp.	5.875%	4/15/2022	740	759,425
Concho Resources, Inc.	4.875%	10/1/2047	2,658	2,915,919
Continental Resources, Inc.	3.80%	6/1/2024	3,564	3,537,270
Continental Resources, Inc.	4.50%	4/15/2023	4,919	5,029,677
Eclipse Resources Corp.	8.875%	7/15/2023	1,322	1,363,312
Endeavor Energy Resources LP/EER Finance, Inc.†	5.50%	1/30/2026	849	865,980
EP Energy LLC/Everest Acquisition Finance, Inc.†	8.00%	11/29/2024	1,138	1,180,675
EP Energy LLC/Everest Acquisition Finance, Inc.†	8.00%	2/15/2025	437	321,195
Gulfport Energy Corp.	6.00%	10/15/2024	259	260,295
Gulfport Energy Corp.	6.375%	5/15/2025	327	329,861

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production (continued)
Gulfport Energy Corp.†	6.375%	1/15/2026	$658	$664,580
Halcon Resources Corp.†	6.75%	2/15/2025	1,097	1,146,365
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	2,553	2,540,235
Jonah Energy LLC/Jonah Energy Finance Corp.†	7.25%	10/15/2025	1,853	1,869,214
Kosmos Energy Ltd.†	7.875%	8/1/2021	1,175	1,207,313
MEG Energy Corp. (Canada)†(d)	6.375%	1/30/2023	1,661	1,420,155
MEG Energy Corp. (Canada)†(d)	6.50%	1/15/2025	1,354	1,342,153
MEG Energy Corp. (Canada)†(d)	7.00%	3/31/2024	3,196	2,712,605
Murphy Oil Corp.	6.875%	8/15/2024	517	553,190
Newfield Exploration Co.	5.625%	7/1/2024	3,041	3,284,280
Oasis Petroleum, Inc.	6.875%	3/15/2022	1,100	1,131,625
PT Saka Energi Indonesia (Indonesia)†(d)	4.45%	5/5/2024	948	964,259
Range Resources Corp.	4.875%	5/15/2025	2,379	2,307,630
Range Resources Corp.	5.875%	7/1/2022	726	744,150
Sanchez Energy Corp.	6.125%	1/15/2023	2,564	2,185,810
SM Energy Co.	6.50%	1/1/2023	1,867	1,913,675
Southwestern Energy Co.	7.75%	10/1/2027	1,714	1,831,837
SRC Energy, Inc.†	6.25%	12/1/2025	1,455	1,495,012
Texaco Capital, Inc.	8.625%	11/15/2031	1,223	1,881,577
Ultra Resources, Inc.†	7.125%	4/15/2025	918	919,148
WPX Energy, Inc.	6.00%	1/15/2022	1,242	1,304,100
YPF SA (Argentina)†(d)	6.95%	7/21/2027	1,361	1,448,104
YPF SA (Argentina)†(d)	7.00%	12/15/2047	1,180	1,172,330
Total				63,822,741

Food & Drug Retailers 0.10%
Ingles Markets, Inc.	5.75%	6/15/2023	1,158	1,178,265

Food: Wholesale 1.08%
Arcor SAIC (Argentina)†(d)	6.00%	7/6/2023	890	946,738
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	1,312	1,395,640
Cosan Luxembourg SA (Luxembourg)†(d)	7.00%	1/20/2027	1,664	1,797,120
Kernel Holding SA (Ukraine)†(d)	8.75%	1/31/2022	1,185	1,308,117
Lamb Weston Holdings, Inc.†	4.625%	11/1/2024	1,299	1,344,465
McCormick & Co., Inc.	4.20%	8/15/2047	613	647,979
MHP SE (Ukraine)†(d)	7.75%	5/10/2024	1,597	1,734,981
Pilgrim’s Pride Corp.†	5.875%	9/30/2027	1,148	1,185,310
Post Holdings, Inc.†	5.75%	3/1/2027	1,235	1,259,700
Simmons Foods, Inc.†	5.75%	11/1/2024	1,095	1,086,787
Total				12,706,837

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Foreign Sovereign 0.14%
Instituto Costarricense de Electricidad (Costa Rica)†(d)	6.375%	5/15/2043	$1,801	$1,669,563

Forestry/Paper 0.55%
Klabin Finance SA (Luxembourg)†(d)	4.875%	9/19/2027	1,313	1,299,214
Norbord, Inc. (Canada)†(d)	6.25%	4/15/2023	1,991	2,182,634
Rayonier AM Products, Inc.†	5.50%	6/1/2024	1,145	1,146,431
Rayonier, Inc.	3.75%	4/1/2022	1,262	1,278,682
West Fraser Timber Co. Ltd. (Canada)†(d)	4.35%	10/15/2024	600	590,622
Total				6,497,583

Gaming 1.62%
CRC Escrow Issuer LLC/CRC Finco, Inc.†	5.25%	10/15/2025	2,286	2,315,261
Eldorado Resorts, Inc.	6.00%	4/1/2025	552	579,600
Everi Payments, Inc.†	7.50%	12/15/2025	1,494	1,484,662
GLP Capital LP/GLP Financing II, Inc.	5.375%	4/15/2026	704	756,800
International Game Technology plc†	6.50%	2/15/2025	593	665,643
Jacobs Entertainment, Inc.†	7.875%	2/1/2024	1,033	1,107,892
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.	5.625%	5/1/2024	544	582,080
MGM Resorts International	6.00%	3/15/2023	3,631	3,930,557
MGM Resorts International	7.75%	3/15/2022	416	475,280
Mohegan Gaming & Entertainment†	7.875%	10/15/2024	2,065	2,124,369
Penn National Gaming, Inc.†	5.625%	1/15/2027	1,226	1,275,040
River Rock Entertainment Authority(l)	9.00%	11/1/2018	431	104,518
Scientific Games International, Inc.	10.00%	12/1/2022	1,460	1,607,825
Station Casinos LLC†	5.00%	10/1/2025	1,110	1,118,325
Wynn Macau Ltd. (Macau)†(d)	5.50%	10/1/2027	823	834,316
Total				18,962,168

Gas Distribution 1.74%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.	6.25%	10/15/2022	398	422,764
Blue Racer Midstream LLC/Blue Racer Finance Corp.†	6.125%	11/15/2022	1,057	1,104,565
Cheniere Corpus Christi Holdings LLC	5.125%	6/30/2027	1,162	1,204,878
Cheniere Corpus Christi Holdings LLC	5.875%	3/31/2025	1,059	1,149,677
Cheniere Corpus Christi Holdings LLC	7.00%	6/30/2024	1,017	1,159,380
Dominion Energy Gas Holdings LLC	3.60%	12/15/2024	1,175	1,202,093
Energy Transfer Equity LP	5.875%	1/15/2024	347	366,085
Florida Gas Transmission Co. LLC†	4.35%	7/15/2025	1,895	2,026,737

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gas Distribution (continued)
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	$1,400	$1,537,124
LBC Tank Terminals Holding Netherlands BV (Belgium)†(d)	6.875%	5/15/2023	1,419	1,484,629
National Fuel Gas Co.	3.95%	9/15/2027	1,975	1,970,497
NGPL PipeCo LLC†	4.875%	8/15/2027	1,339	1,394,234
Rockies Express Pipeline LLC†	5.625%	4/15/2020	1,600	1,684,000
Rockies Express Pipeline LLC†	6.875%	4/15/2040	1,360	1,536,800
Southern Star Central Corp.†	5.125%	7/15/2022	1,145	1,190,800
Williams Cos., Inc. (The)	3.70%	1/15/2023	543	543,000
Williams Cos., Inc. (The)	4.55%	6/24/2024	457	476,422
Total				20,453,685

Health Facilities 1.97%
Ascension Health	3.945%	11/15/2046	1,017	1,077,133
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	1,203	1,025,557
Dignity Health	3.812%	11/1/2024	675	697,389
HCA, Inc.	5.25%	4/15/2025	1,612	1,708,720
HCA, Inc.	5.25%	6/15/2026	763	810,687
HCA, Inc.	5.50%	6/15/2047	1,683	1,683,000
HCA, Inc.	5.875%	3/15/2022	1,715	1,839,337
HCA, Inc.	7.05%	12/1/2027	390	430,950
HCA, Inc.	7.50%	2/15/2022	2,467	2,781,542
HCA, Inc.	7.58%	9/15/2025	552	634,800
HCA, Inc.	7.69%	6/15/2025	1,240	1,410,500
HCA, Inc.	8.36%	4/15/2024	261	309,938
Kindred Healthcare, Inc.	8.75%	1/15/2023	1,190	1,267,350
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	2,978	3,225,668
New York & Presbyterian Hospital (The)	4.063%	8/1/2056	1,770	1,862,635
NYU Hospitals Center	4.368%	7/1/2047	1,191	1,285,286
RegionalCare Hospital Partners Holdings, Inc.†	8.25%	5/1/2023	1,034	1,096,040
Total				23,146,532

Health Services 0.81%
ASP AMC Merger Sub, Inc.†	8.00%	5/15/2025	1,405	1,355,825
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.†	7.50%	10/1/2024	596	646,660
Jaguar Holding Co. II/Pharmaceutical Product Development LLC†	6.375%	8/1/2023	1,109	1,122,863
MPH Acquisition Holdings LLC†	7.125%	6/1/2024	1,034	1,103,795
Polaris Intermediate Corp. PIK 8.5%†	8.50%	12/1/2022	1,603	1,667,120

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Services (continued)
Sterigenics-Nordion Holdings LLC†	6.50%		5/15/2023	$1,483	$1,549,735
West Street Merger Sub, Inc.†	6.375%		9/1/2025	2,006	2,021,045
Total					9,467,043

Hotels 0.30%
ESH Hospitality, Inc.†	5.25%		5/1/2025	1,095	1,108,688
Hilton Domestic Operating Co., Inc.	4.25%		9/1/2024	1,254	1,269,675
Hilton Grand Vacations Borrower LLC/Hilton
Grand Vacations Borrower, Inc.†	6.125%		12/1/2024	1,070	1,172,987
Total					3,551,350

Insurance Brokerage 0.30%
Alliant Holdings Intermediate LLC/Alliant
Holdings Co-Issuer†	8.25%		8/1/2023	1,639	1,725,048
Farmers Insurance Exchange†	4.747% (3 Mo. LIBOR + 3.23%	)#(k)	11/1/2057	1,750	1,759,275
Total					3,484,323

Insurance-Reinsurance 0.36%
Berkshire Hathaway, Inc.	2.75%		3/15/2023	907	913,436
Berkshire Hathaway, Inc.	3.125%		3/15/2026	907	917,988
Validus Holdings Ltd.	8.875%		1/26/2040	1,581	2,342,725
Total					4,174,149

Integrated Energy 1.26%
Cenovus Energy, Inc. (Canada)(d)	6.75%		11/15/2039	2,678	3,244,944
Exxon Mobil Corp.	3.043%		3/1/2026	2,101	2,135,138
Hess Corp.	4.30%		4/1/2027	552	554,225
Hess Corp.	5.80%		4/1/2047	602	671,814
Petrobras Global Finance BV (Netherlands)(d)	5.625%		5/20/2043	2,500	2,243,475
Petrobras Global Finance BV (Netherlands)(d)	7.375%		1/17/2027	1,200	1,323,600
Petroleos Mexicanos (Mexico)(d)	5.50%		6/27/2044	1,275	1,176,137
Shell International Finance BV (Netherlands)(d)	6.375%		12/15/2038	2,473	3,451,922
Total					14,801,255

Investments & Miscellaneous Financial Services 1.54%
Cboe Global Markets, Inc.	3.65%		1/12/2027	874	901,635
FMR LLC†	5.35%		11/15/2021	800	873,182
GrupoSura Finance SA†	5.50%		4/29/2026	1,015	1,102,544
Moody’s Corp.†	3.25%		1/15/2028	2,326	2,303,658
MSCI, Inc.†	5.75%		8/15/2025	1,338	1,443,368

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Investments & Miscellaneous Financial Services (continued)
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	$1,938	$2,041,595
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	4,097	4,189,989
OM Asset Management plc (United Kingdom)(d)	4.80%	7/27/2026	1,571	1,629,031
S&P Global, Inc.	6.55%	11/15/2037	1,391	1,868,328
Unifin Financiera SAB de CV SOFOM ENR (Mexico)†(d)	7.25%	9/27/2023	1,100	1,156,155
VFH Parent LLC/Orchestra Co-Issuer, Inc.†	6.75%	6/15/2022	550	580,250
Total				18,089,735

Life Insurance 0.73%
Lincoln National Corp.	3.625%	12/12/2026	1,176	1,201,957
Northwestern Mutual Life Insurance Co. (The)†	3.85%	9/30/2047	2,206	2,240,051
Nuveen Finance LLC†	4.125%	11/1/2024	1,453	1,535,382
Teachers Insurance & Annuity Association of America†	4.27%	5/15/2047	1,889	2,000,878
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	1,424	1,631,283
Total				8,609,551

Machinery 0.09%
Xylem, Inc.	3.25%	11/1/2026	1,004	1,000,345

Managed Care 0.91%
Anthem, Inc.	3.65%	12/1/2027	1,434	1,464,245
Centene Corp.	4.75%	1/15/2025	1,797	1,832,940
Centene Corp.	6.125%	2/15/2024	2,044	2,166,640
Kaiser Foundation Hospitals	4.15%	5/1/2047	2,048	2,216,549
WellCare Health Plans, Inc.	5.25%	4/1/2025	2,829	2,991,667
Total				10,672,041

Media: Content 1.17%
Activision Blizzard, Inc.	3.40%	9/15/2026	1,101	1,116,001
AMC Networks, Inc.	4.75%	8/1/2025	1,741	1,730,119
Gray Television, Inc.†	5.125%	10/15/2024	151	151,000
Gray Television, Inc.†	5.875%	7/15/2026	481	494,227
iHeartCommunications, Inc.	9.00%	3/1/2021	3,492	2,514,240
Netflix, Inc.	4.375%	11/15/2026	1,705	1,675,162
Netflix, Inc.†	4.875%	4/15/2028	1,307	1,282,494
Netflix, Inc.	5.875%	2/15/2025	1,661	1,768,965

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media: Content (continued)
Sirius XM Radio, Inc.†	5.00%	8/1/2027	$1,792	$1,805,440
Sirius XM Radio, Inc.†	6.00%	7/15/2024	1,075	1,139,500
Total				13,677,148

Media: Diversified 0.25%
21st Century Fox America, Inc.	4.75%	11/15/2046	2,576	2,991,453

Medical Products 0.66%
Boston Scientific Corp.	7.00%	11/15/2035	1,785	2,312,104
Fresenius Medical Care US Finance II, Inc.†	4.75%	10/15/2024	1,613	1,722,790
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA†	6.625%	5/15/2022	2,325	2,348,250
Stryker Corp.	4.625%	3/15/2046	644	733,662
Teleflex, Inc.	4.625%	11/15/2027	641	648,885
Total				7,765,691

Metals/Mining (Excluding Steel) 4.16%
Alcoa Nederland Holding BV (Netherlands)†(d)	6.75%	9/30/2024	2,477	2,712,315
Aleris International, Inc.†	9.50%	4/1/2021	1,184	1,255,040
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.†	7.50%	5/1/2025	1,363	1,453,299
Anglo American Capital plc (United Kingdom)†(d)	4.00%	9/11/2027	1,321	1,313,881
Anglo American Capital plc (United Kingdom)†(d)	4.75%	4/10/2027	2,386	2,500,297
Cleveland-Cliffs, Inc.†	5.75%	3/1/2025	2,458	2,353,535
Corp. Nacional del Cobre de Chile (Chile)†(d)	4.50%	8/1/2047	910	981,581
First Quantum Minerals Ltd. (Canada)†(d)	7.25%	4/1/2023	1,150	1,242,000
Freeport-McMoRan, Inc.	3.55%	3/1/2022	4,670	4,629,137
Freeport-McMoRan, Inc.	3.875%	3/15/2023	4,941	4,941,000
Glencore Funding LLC†	4.00%	3/27/2027	1,958	1,969,009
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.†	7.375%	12/15/2023	686	738,273
Hudbay Minerals, Inc. (Canada)†(d)	7.25%	1/15/2023	1,039	1,106,535
Imperial Metals Corp. (Canada)†(d)	7.00%	3/15/2019	1,037	979,965
Indika Energy Capital III Pte Ltd. (Singapore)†(d)	5.875%	11/9/2024	1,182	1,186,401
Indo Energy Finance II BV (Netherlands)†(d)	6.375%	1/24/2023	1,408	1,450,467
Kinross Gold Corp. (Canada)(d)	5.125%	9/1/2021	1,175	1,230,812
Kinross Gold Corp. (Canada)(d)	5.95%	3/15/2024	1,322	1,455,852
Lundin Mining Corp. (Canada)†(d)	7.875%	11/1/2022	964	1,036,300
Mirabela Nickel Ltd. (Australia)(d)(l)	1.00%	9/10/2044	15	2	(m)
New Gold, Inc. (Canada)†(d)	6.375%	5/15/2025	481	511,063
Novelis Corp.†	5.875%	9/30/2026	1,000	1,022,500

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Metals/Mining (Excluding Steel) (continued)
Novelis Corp.†	6.25%	8/15/2024		$974	$1,022,700
Peabody Energy Corp.†	6.00%	3/31/2022		1,099	1,144,334
Peabody Energy Corp.†	6.375%	3/31/2025		2,810	2,932,937
Peabody Energy Corp.(l)	10.00%	3/15/2022		1,310	131	(m)
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025		2,127	2,321,089
Rain CII Carbon LLC/CII Carbon Corp.†(c)	8.50%	1/15/2021	EUR	475	586,855
Samarco Mineracao SA (Brazil)†(d)(l)	4.125%	11/1/2022		$1,620	1,109,700
Teck Resources Ltd. (Canada)†(d)	8.50%	6/1/2024		1,169	1,323,892
Vedanta Resources plc (India)†(d)	6.125%	8/9/2024		2,272	2,323,938
Total					48,834,840

Monoline Insurance 0.35%
Acrisure LLC/Acrisure Finance, Inc.†	7.00%	11/15/2025		2,449	2,366,371
Fidelity National Financial, Inc.	5.50%	9/1/2022		406	448,313
MGIC Investment Corp.	5.75%	8/15/2023		1,204	1,319,885
Total					4,134,569

Multi-Line Insurance 0.15%
American International Group, Inc.	4.70%	7/10/2035		1,576	1,747,084

Non-Electric Utilities 0.12%
Brooklyn Union Gas Co. (The)†	3.407%	3/10/2026		1,368	1,397,343

Oil Field Equipment & Services 1.60%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(d)	4.60%	11/2/2047		2,329	2,401,828
Ensco plc (United kingdom)(d)	4.50%	10/1/2024		1,035	874,575
Ensco plc (United kingdom)(d)	5.20%	3/15/2025		1,368	1,169,640
Eterna Capital Pte Ltd. PIK 6.00% (Singapore)(d)	6.00%	12/11/2022		70	73,541	(b)
Eterna Capital Pte Ltd. PIK 8.00% (Singapore)(d)	8.00%	12/11/2022		252	243,549	(b)
Forum Energy Technologies, Inc.	6.25%	10/1/2021		1,300	1,309,750
National Oilwell Varco, Inc.	3.95%	12/1/2042		2,614	2,321,090
Precision Drilling Corp. (Canada)(d)	5.25%	11/15/2024		1,804	1,709,290
Precision Drilling Corp. (Canada)(d)	6.50%	12/15/2021		182	186,322
Precision Drilling Corp. (Canada)(d)	7.75%	12/15/2023		553	583,415
Rowan Cos., Inc.	4.75%	1/15/2024		1,114	985,890
Rowan Cos., Inc.	7.375%	6/15/2025		553	567,516
Transocean Phoenix 2 Ltd.†	7.75%	10/15/2024		921	1,011,619
Transocean Proteus Ltd.†	6.25%	12/1/2024		899	946,303

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil Field Equipment & Services (continued)
Transocean, Inc.†	7.50%	1/15/2026	$1,992	$2,044,888
Unit Corp.	6.625%	5/15/2021	1,136	1,150,200
Weatherford International Ltd.	9.875%	2/15/2024	1,071	1,143,292
Total				18,722,708

Oil Refining & Marketing 0.65%
Andeavor	4.50%	4/1/2048	1,092	1,107,899
Citgo Holding, Inc.†	10.75%	2/15/2020	1,985	2,138,838
HollyFrontier Corp.	5.875%	4/1/2026	876	976,012
Marathon Petroleum Corp.	4.75%	9/15/2044	1,042	1,091,926
Raizen Fuels Finance SA (Luxembourg)†(d)	5.30%	1/20/2027	1,051	1,102,289
Tupras Turkiye Petrol Rafinerileri AS (Turkey)†(d)	4.50%	10/18/2024	1,168	1,156,537
Total				7,573,501

Packaging 0.87%
BWAY Holding Co.†	7.25%	4/15/2025	3,369	3,486,915
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	1,295	1,515,150
Pactiv LLC	7.95%	12/15/2025	1,152	1,310,400
Plastipak Holdings, Inc.†	6.25%	10/15/2025	1,732	1,788,290
Sealed Air Corp.†	6.875%	7/15/2033	1,850	2,159,875
Total				10,260,630

Personal & Household Products 0.53%
FGI Operating Co. LLC/FGI Finance, Inc.	7.875%	5/1/2020	1,582	359,905
Gibson Brands, Inc.†	8.875%	8/1/2018	1,725	1,457,625
Mattel, Inc.	2.35%	8/15/2021	2,885	2,584,787
Mattel, Inc.†	6.75%	12/31/2025	839	852,382
SC Johnson & Son, Inc.†	4.75%	10/15/2046	805	942,520
Total				6,197,219

Pharmaceuticals 1.11%
Johnson & Johnson	2.90%	1/15/2028	4,318	4,328,561
Pfizer, Inc.	5.60%	9/15/2040	1,578	2,058,076
Valeant Pharmaceuticals International, Inc.†	5.625%	12/1/2021	2,885	2,830,906
Valeant Pharmaceuticals International, Inc.†	7.00%	3/15/2024	1,332	1,428,570
Valeant Pharmaceuticals International, Inc.†	7.50%	7/15/2021	1,451	1,481,834
Zoetis, Inc.	3.95%	9/12/2047	889	909,619
Total				13,037,566

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Property & Casualty 0.33%
Allstate Corp. (The)	4.20%	12/15/2046	$1,244	$1,361,815
Arch Capital Finance LLC	4.011%	12/15/2026	1,507	1,571,430
Chubb INA Holdings, Inc.	3.35%	5/3/2026	876	894,722
Total				3,827,967

Rail 0.39%
Central Japan Railway Co. (Japan)†(d)	4.25%	11/24/2045	1,524	1,691,519
Rumo Luxembourg Sarl (Luxembourg)†(d)	7.375%	2/9/2024	1,659	1,789,397
Watco Cos. LLC/Watco Finance Corp.†	6.375%	4/1/2023	1,072	1,114,880
Total				4,595,796

Real Estate Development & Management 0.23%
Country Garden Holdings Co. Ltd. (China)(d)	4.75%	9/28/2023	1,076	1,071,535
Kaisa Group Holdings Ltd. (China)(d)	9.375%	6/30/2024	1,663	1,624,837
Total				2,696,372

Real Estate Investment Trusts 0.64%
Alexandria Real Estate Equities, Inc.	3.95%	1/15/2028	1,627	1,664,200
Digital Realty Trust LP	3.70%	8/15/2027	1,132	1,142,195
Digital Realty Trust LP	4.75%	10/1/2025	989	1,076,669
Goodman US Finance Four LLC†	4.50%	10/15/2037	1,137	1,178,002
Goodman US Finance Three LLC†	3.70%	3/15/2028	769	764,454
VEREIT Operating Partnership LP	3.95%	8/15/2027	1,748	1,730,946
Total				7,556,466

Real Estate Management & Development 0.22%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)†(d)	3.875%	3/20/2027	2,539	2,597,938

Recreation & Travel 0.83%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op†	5.375%	4/15/2027	1,144	1,204,060
LTF Merger Sub, Inc.†	8.50%	6/15/2023	591	628,676
Royal Caribbean Cruises Ltd.	3.70%	3/15/2028	1,186	1,177,346
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	2,950	3,812,314
Silversea Cruise Finance Ltd.†	7.25%	2/1/2025	1,587	1,717,928
Viking Cruises Ltd.†	5.875%	9/15/2027	1,144	1,166,880
Total				9,707,204

Restaurants 0.73%
Arcos Dorados Holdings, Inc. (Uruguay)†(d)	5.875%	4/4/2027	1,199	1,270,532
Arcos Dorados Holdings, Inc. (Uruguay)†(d)	6.625%	9/27/2023	880	986,269

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Restaurants (continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	4.75%	6/1/2027	$762	$781,050
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	5.00%	6/1/2024	1,610	1,664,338
McDonald’s Corp.	3.70%	1/30/2026	2,699	2,817,474
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC†	5.875%	5/15/2021	975	994,500
Total				8,514,163

Software/Services 2.58%
Alibaba Group Holding Ltd. (China)(d)	3.125%	11/28/2021	2,150	2,178,966
Alibaba Group Holding Ltd. (China)(d)	4.20%	12/6/2047	426	444,260
Alibaba Group Holding Ltd. (China)(d)	4.40%	12/6/2057	747	779,591
Autodesk, Inc.	3.50%	6/15/2027	2,322	2,281,581
Citrix Systems, Inc.	4.50%	12/1/2027	1,722	1,750,561
First Data Corp.†	5.75%	1/15/2024	2,996	3,122,581
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.†	6.00%	7/15/2025	1,095	1,157,962
Match Group, Inc.†	5.00%	12/15/2027	1,154	1,174,195
Microsoft Corp.	3.30%	2/6/2027	2,122	2,190,742
Microsoft Corp.	4.00%	2/12/2055	3,817	4,091,147
Oracle Corp.	4.375%	5/15/2055	2,565	2,872,160
Rackspace Hosting, Inc.†	8.625%	11/15/2024	1,065	1,139,550
Solera LLC/Solera Finance, Inc.†	10.50%	3/1/2024	1,010	1,141,280
Sophia LP/Sophia Finance, Inc.†	9.00%	9/30/2023	700	743,750
VeriSign, Inc.	4.625%	5/1/2023	872	899,250
VeriSign, Inc.	5.25%	4/1/2025	1,593	1,742,344
Visa, Inc.	3.15%	12/14/2025	477	488,012
VMware, Inc.	3.90%	8/21/2027	2,091	2,114,345
Total				30,312,277

Specialty Retail 0.76%
Alimentation Couche-Tard, Inc. (Canada)†(d)	4.50%	7/26/2047	1,095	1,143,310
Brookstone Holdings Corp. PIK 10.00%	10.00%	7/7/2021	44	2,409	(b)
Claire’s Stores, Inc.†	9.00%	3/15/2019	1,464	962,580
Hot Topic, Inc.†	9.25%	6/15/2021	1,564	1,493,620
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.†	7.875%	10/1/2022	1,475	1,493,438
Rent-A-Center, Inc.	4.75%	5/1/2021	960	912,000
Tapestry, Inc.	4.125%	7/15/2027	1,682	1,697,562
Tiffany & Co.	4.90%	10/1/2044	1,133	1,146,934

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Specialty Retail (continued)
VF Corp.	6.00%	10/15/2033	$8	$10,037
Total				8,861,890

Steel Producers/Products 0.51%
Allegheny Technologies, Inc.	5.95%	1/15/2021	235	240,875
Allegheny Technologies, Inc.	7.875%	8/15/2023	849	918,508
ArcelorMittal (Luxembourg)(d)	6.125%	6/1/2025	2,346	2,712,562
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022	815	913,819
Steel Dynamics, Inc.†	4.125%	9/15/2025	604	610,040
Steel Dynamics, Inc.	5.00%	12/15/2026	502	532,120
Total				5,927,924

Support: Services 2.70%
AECOM	5.125%	3/15/2027	1,418	1,447,991
AECOM	5.875%	10/15/2024	999	1,087,112
Ahern Rentals, Inc.†	7.375%	5/15/2023	1,190	1,124,550
Ashtead Capital, Inc.†	4.375%	8/15/2027	1,393	1,417,378
BakerCorp International, Inc.	8.25%	6/1/2019	507	468,975
BlueLine Rental Finance Corp./BlueLine Rental LLC†	9.25%	3/15/2024	1,040	1,112,800
Brand Industrial Services, Inc.†	8.50%	7/15/2025	1,787	1,880,817
Brink’s Co. (The)†	4.625%	10/15/2027	1,509	1,482,592
Cleveland Clinic Foundation (The)	4.858%	1/1/2114	1,100	1,239,624
Cloud Crane LLC†	10.125%	8/1/2024	990	1,118,700
GW Honos Security Corp. (Canada)†(d)	8.75%	5/15/2025	1,182	1,273,605
H&E Equipment Services, Inc.†	5.625%	9/1/2025	1,122	1,175,295
IHS Markit Ltd. (United kingdom)†(d)	4.00%	3/1/2026	1,698	1,704,367
Jurassic Holdings III, Inc.†	6.875%	2/15/2021	1,467	1,254,285
Marble II Pte Ltd. (Singapore)†(d)	5.30%	6/20/2022	2,199	2,235,816
Metropolitan Museum of Art (The)	3.40%	7/1/2045	1,350	1,304,740
Monitronics International, Inc.	9.125%	4/1/2020	1,185	989,475
Prime Security Services Borrower LLC/Prime Finance, Inc.†	9.25%	5/15/2023	1,601	1,781,112
Ritchie Bros Auctioneers, Inc. (Canada)†(d)	5.375%	1/15/2025	1,130	1,169,550
Sotheby’s†	5.25%	10/1/2022	837	863,366
United Rentals North America, Inc.	4.625%	10/15/2025	1,138	1,149,380
United Rentals North America, Inc.	4.875%	1/15/2028	1,328	1,337,960
United Rentals North America, Inc.	5.875%	9/15/2026	755	810,681
Weight Watchers International, Inc.†	8.625%	12/1/2025	2,134	2,235,365
Total				31,665,536

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Technology Hardware & Equipment 0.81%
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	$1,425	$1,556,813
Dell International LLC/EMC Corp.†	6.02%	6/15/2026	2,552	2,817,805
Dell International LLC/EMC Corp.†	7.125%	6/15/2024	3,055	3,345,964
Western Digital Corp.	10.50%	4/1/2024	1,489	1,729,101
Total				9,449,683

Telecommunications: Satellite 0.40%
Intelsat Connect Finance SA (Luxembourg)†(d)	12.50%	4/1/2022	1,225	1,078,000
Intelsat Jackson Holdings SA (Luxembourg)(d)	7.25%	10/15/2020	1,719	1,624,455
Intelsat Jackson Holdings SA (Luxembourg)(d)	7.50%	4/1/2021	2,183	1,997,445
Total				4,699,900

Telecommunications: Wireless 1.31%
GTH Finance BV (Netherlands)†(d)	7.25%	4/26/2023	1,939	2,184,051
SBA Communications Corp.	4.875%	9/1/2024	663	682,890
Sprint Corp.	7.625%	2/15/2025	3,410	3,580,500
Sprint Corp.	7.875%	9/15/2023	1,686	1,799,805
T-Mobile USA, Inc.	6.375%	3/1/2025	2,386	2,558,985
T-Mobile USA, Inc.	6.50%	1/15/2026	4,228	4,624,375
Total				15,430,606

Telecommunications: Wireline Integrated & Services 1.17%
Equinix, Inc.	5.875%	1/15/2026	4,621	4,973,351
GCI, Inc.	6.875%	4/15/2025	1,480	1,583,600
IHS Netherlands Holdco BV (Netherlands)†(d)	9.50%	10/27/2021	1,050	1,133,333
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC	8.25%	10/15/2023	1,578	1,526,715
West Corp.†	8.50%	10/15/2025	1,201	1,191,993
Wind Tre SpA (Italy)†(d)	5.00%	1/20/2026	2,186	2,089,816
WTT Investment Ltd. (Hong Kong)†(d)	5.50%	11/21/2022	1,168	1,191,088
Total				13,689,896

Transportation: Infrastructure/Services 0.79%
Adani Ports & Special Economic Zone Ltd. (India)†(d)	4.00%	7/30/2027	1,579	1,569,425
Aeropuertos Dominicanos Siglo XXI SA (Dominican Republic)†(d)	6.75%	3/30/2029	1,200	1,318,500
Autopistas del Sol SA (Costa Rica)†(d)	7.375%	12/30/2030	1,418	1,516,917
Autoridad del Canal de Panama (Panama)†(d)	4.95%	7/29/2035	1,000	1,118,750
Delhi International Airport Ltd. (India)†(d)	6.125%	10/31/2026	1,706	1,816,890
DP World Ltd. (United Arab Emirates)†(d)	6.85%	7/2/2037	1,030	1,270,539
Stena AB (Sweden)†(d)	7.00%	2/1/2024	677	639,342
Total				9,250,363

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Trucking & Delivery 0.10%
XPO CNW, Inc.	6.70%	5/1/2034	$1,155	$1,206,975
Total High Yield Corporate Bonds (cost $781,005,212)				809,706,965

MUNICIPAL BONDS 4.29%

Air Transportation 0.09%
Miami Dade Cnty, FL	3.982%	10/1/2041	970	993,930

Education 1.12%
California St Univ	3.899%	11/1/2047	2,675	2,822,526
Ohio Univ	5.59%	12/1/2114	1,000	1,201,300
Permanent University Fund - Texas A&M University System	3.66%	7/1/2047	7,640	7,651,002
Univ of California Bd of Regents	6.548%	5/15/2048	1,000	1,421,690
Total				13,096,518

General Obligation 1.37%
California	7.55%	4/1/2039	1,000	1,577,630
Chicago Transit Auth, IL	6.899%	12/1/2040	1,000	1,358,760
Chicago, IL	5.432%	1/1/2042	2,292	2,212,926
Chicago, IL	6.314%	1/1/2044	2,167	2,315,244
District of Columbia	5.591%	12/1/2034	1,445	1,789,286
Honolulu City & Cnty, HI	5.418%	12/1/2027	740	876,944
Los Angeles Unif Sch Dist, CA	5.75%	7/1/2034	1,000	1,277,910
New York City	5.985%	12/1/2036	1,134	1,467,192
Ohio St Univ	4.048%	12/1/2056	676	728,120
Pennsylvania	5.45%	2/15/2030	1,336	1,583,494
The Bd of Governors of the Univ of North Carolina	3.847%	12/1/2034	855	926,623
Total				16,114,129

Government Guaranteed 0.05%
City & County of San Francisco CA	5.45%	6/15/2025	460	535,284

Lease Obligation 0.06%
Wisconsin	3.294%	5/1/2037	790	756,212

Miscellaneous 0.59%
Dallas Convention Center Hotel Dev Corp., TX			1,960	2,668,834
Pasadena Public Fing Auth			2,945	4,304,883
Total				6,973,717

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Tax Revenue 0.65%
Massachusetts Sch Bldg Auth	5.715%		8/15/2039	$2,220	$2,833,697
Memphis-Shelby County Industrial Development Board, TN	7.00%		7/1/2045	1,225	1,303,633
New York City Indl Dev Agy†	11.00%		3/1/2029	2,585	3,523,225
Total					7,660,555

Transportation: Infrastructure/Services 0.19%
Chicago Transit Auth, IL	6.20%		12/1/2040	330	430,591
Port of Seattle, WA	3.571%		5/1/2032	650	658,827
Port of Seattle, WA	3.755%		5/1/2036	1,105	1,130,967
Total					2,220,385

Utilities 0.17%
San Antonio, TX	5.718%		2/1/2041	1,480	1,991,384
Total Municipal Bonds (cost $48,577,067)					50,342,114

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY 0.38%
Caesars Palace Las Vegas Trust 2017-VICI D† (cost $4,421,759)	4.354%	#(a)	10/15/2034	4,354	4,448,033

	Dividend Rate			Shares (000)
PREFERRED STOCK 0.03%

Energy: Exploration & Production
Templar Energy LLC Units (cost $387,546)	Zero Coupon			39	368,169
Total Long-Term Investments (cost $1,111,815,731)					$1,165,909,767

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
SHORT-TERM INVESTMENTS 1.40%

FOREIGN GOVERNMENT OBLIGATION 0.17%

Uruguay
Uruguay Treasury Bill(c) (cost $2,023,057)	Zero Coupon	5/4/2018	UYU	58,901	$1,981,978

REPURCHASE AGREEMENT 1.23%

Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $12,225,000 of U.S. Treasury Bond at 7.875% due 2/15/2021; value: $14,756,895; proceeds: $14,466,016 (cost $14,465,148)				$14,465	14,465,148
Total Short-Term Investments (cost $16,488,205)					16,447,126
Total Investments in Securities 100.78% (cost $1,128,303,936)					1,182,356,893
Liabilities in Excess of Other Assets(n) (0.78%)					(9,135,662)
Net Assets 100.00%					$1,173,221,231

AUD	Australian dollar.
CAD	Canadian dollar.
EUR	euro.
GBP	British pound.
JPY	Japanese yen.
UYU	Uruguayan Peso.
ADR	American Depositary Receipt.
BADLAR	Banco de la Republica Argentina.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2017.
*	Non-income producing security.
(a)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(b)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Foreign security traded in U.S. dollars.
(e)	Amount is less than $1,000.
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2017.
(g)	Interest rate to be determined.
(h)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

(i)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(j)	Security is perpetual in nature and has no stated maturity.
(k)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(l)	Defaulted (non-income producing security).
(m)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security fair valued by the Pricing Committee.
(n)	Liabilities in Excess of Other Assets include net unrealized appreciation/depreciation on open forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at December 31, 2017(1):

Referenced Index	Central Clearing party	Fund Pays	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Depreciation(3)
Markit CDX. NA.IG.29(4)(5)	Credit Suisse	1.00%	12/20/2022	$12,998,000	$13,307,723	$(265,992)	$(43,731)
Markit CDX. NA.IG.28(4)(5)	Credit Suisse	1.00%	6/20/2022	81,136,000	82,943,995	(1,298,219)	(509,776)
Markit CDX. NA.EM.28(6)(7)	Credit Suisse	1.00%	12/20/2022	39,101,670	38,750,011	1,497,815	(1,146,156)
				$133,235,670	$135,001,729	$(66,396)	$(1,699,663)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(m)).
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $1,699,663.
(4)	Central Clearinghouse: Chicago Mercantile Exchange (CME).
(5)	The Referenced Index is for Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade issuers.
(6)	Central Clearinghouse: Intercontinental Exchange (ICE).
(7)	The Referenced Index is for Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets soverign Issuers. (See Note 2(m)).

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2017

Open Forward Foreign Currency Exchange Contracts at December 31, 2017:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Danish krone	Buy	Barclays Bank plc	1/10/2018	2,166,000	$344,034	$349,244	$5,210
Danish krone	Buy	J.P. Morgan	1/10/2018	2,189,000	348,532	352,953	4,421
Danish krone	Buy	J.P. Morgan	1/10/2018	3,645,000	581,129	587,717	6,588
euro	Buy	Barclays Bank plc	2/16/2018	263,000	311,440	316,360	4,920
euro	Buy	Deutsche Bank AG	2/16/2018	782,000	927,940	940,661	12,721
euro	Buy	Standard Chartered Bank	2/16/2018	295,000	349,698	354,853	5,155
euro	Buy	State Street Bank and Trust	2/16/2018	780,000	925,771	938,255	12,484
euro	Buy	UBS AG	2/16/2018	361,000	430,334	434,244	3,910
Swiss franc	Buy	J.P. Morgan	1/5/2018	572,000	582,758	587,038	4,280
Swiss franc	Buy	J.P. Morgan	1/5/2018	201,000	205,040	206,284	1,244
Swiss franc	Buy	State Street Bank and Trust	1/5/2018	457,000	466,569	469,015	2,446
British pound	Sell	State Street Bank and Trust	1/19/2018	258,941	350,135	349,787	348
Swiss franc	Sell	Barclays Bank plc	1/5/2018	1,230,000	1,270,370	1,262,337	8,033
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$71,760

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	J.P. Morgan	1/19/2018	616,000	$812,222	$832,117	$(19,895)
British pound	Sell	State Street Bank and Trust	1/19/2018	265,000	348,594	357,972	(9,378)
British pound	Sell	State Street Bank and Trust	1/19/2018	432,000	583,130	583,562	(432)
British pound	Sell	State Street Bank and Trust	1/19/2018	73,500	98,924	99,287	(363)
British pound	Sell	State Street Bank and Trust	1/19/2018	140,000	188,566	189,117	(551)
Danish krone	Sell	Barclays Bank plc	1/10/2018	8,000,000	1,268,174	1,289,915	(21,741)
euro	Sell	Barclays Bank plc	2/16/2018	391,000	468,618	470,330	(1,712)
euro	Sell	State Street Bank and Trust	2/16/2018	500,000	583,971	601,445	(17,474)
euro	Sell	State Street Bank and Trust	2/16/2018	13,900,000	16,455,822	16,720,181	(264,359)
euro	Sell	State Street Bank and Trust	2/16/2018	586,000	698,481	704,894	(6,413)
Japanese yen	Sell	Barclays Bank plc	1/26/2018	633,000,000	5,580,953	5,623,724	(42,771)
Japanese yen	Sell	J.P. Morgan	1/26/2018	26,272,000	232,749	233,407	(658)
Japanese yen	Sell	J.P. Morgan	1/26/2018	145,284,000	1,286,340	1,290,738	(4,398)
Japanese yen	Sell	State Street Bank and Trust	1/26/2018	39,648,000	350,291	352,242	(1,951)
Japanese yen	Sell	State Street Bank and Trust	1/26/2018	119,226,000	1,053,340	1,059,232	(5,892)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(397,988)

Open Futures Contracts at December 31, 2017:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
U.S. 10-Year Treasury Note	March 2018	1,061	Short	$(131,988,847)	$(131,613,734)	$375,113
U.S. Ultra Treasury Bond	March 2018	95	Short	(12,743,071)	(12,688,437)	54,634
U.S. Long Bond	March 2018	986	Short	(151,232,890)	(150,858,000)	374,890
Totals				$(295,964,808)	$(295,160,171)	$804,637

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
U.S. 2-Year Treasury Note	March 2018	207	Long	$44,385,667	$44,320,641	$(65,026)
U.S. 5-Year Treasury Note	March 2018	1,875	Long	218,922,537	217,807,618	(1,114,919)
Ultra Long U.S. Treasury Bond	March 2018	11	Short	(1,838,441)	(1,844,219)	(5,778)
Totals				$261,469,763	$260,284,040	$(1,185,723)

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities
Other	$–	$18,976,117	$2,273,600	$21,249,717
Remaining Industries	–	1,240,204	–	1,240,204
Common Stocks(3)
Air Transportation	1,121,937	1,263,568	–	2,385,505
Auto Parts & Equipment	–	1,085,419	–	1,085,419
Banking	6,422,715	2,026,877	–	8,449,592
Beverages	4,849,376	4,478,322	–	9,327,698
Electronics	3,473,466	2,319,615	–	5,793,081
Energy: Exploration & Production	12,064,436	403,943	–	12,468,379
Gaming	8,891,040	1,300,097	–	10,191,137
Machinery	4,953,717	2,400,564	–	7,354,281
Metals/Mining (Excluding Steel)	–	2,603,785	–	2,603,785
Real Estate Investment Trusts	–	1,705,272	–	1,705,272
Software/Services	11,695,761	619,671	–	12,315,432
Specialty Retail	10,672,513	3,549,405	–	14,221,918
Support: Services	4,931,801	1,233,788	–	6,165,589
Technology Hardware & Equipment	1,074,874	1,352,921	–	2,427,795
Remaining Industries	75,004,786	–	–	75,004,786
Convertible Bonds	–	3,494,019	–	3,494,019
Convertible Preferred Stocks
Personal & Household Products	2,381,350	–	–	2,381,350
Software/Services	–	565,167	–	565,167
Floating Rate Loans
Advertising	–	1,761,918	–	1,761,918
Building Materials	–	1,524,153	–	1,524,153
Department Stores	–	1,193,017	–	1,193,017
Electric: Generation	–	5,677,653	–	5,677,653
Electronics	–	1,151,874	–	1,151,874
Energy: Exploration & Production	–	1,750,195	–	1,750,195
Gaming	–	1,113,688	2,449,716	3,563,404
Health Services	–	1,103,628	–	1,103,628
Investments & Miscellaneous Financial Services	–	869,478	–	869,478
Media: Diversified	–	1,255,109	–	1,255,109
Metals/Mining (Excluding Steel)	–	652,438	–	652,438
Personal & Household Products	–	1,614,488	–	1,614,488
Real Estate Development & Management	–	1,082,920	–	1,082,920
Recreation & Travel	–	2,106,928	687,360	2,794,288
Software/Services	–	970,307	–	970,307
Specialty Retail	–	6,583,172	–	6,583,172
Support: Services	–	333,550	–	333,550
Telecommunications: Satellite	–	609,402	–	609,402
Transportation: Infrastructure/Services	–	3,006,644	–	3,006,644

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investment Type(2)	Level 1	Level 2	Level 3	Total
Foreign Bonds	$–	$5,338,493	$–	$5,338,493
Foreign Government Obligations	–	42,705,730	–	42,705,730
Government Sponsored Enterprises Pass-Through	–	17,054,477	–	17,054,477
High Yield Corporate Bonds
Banking	–	95,330,725	125	95,330,850
Metals/Mining (Excluding Steel)	–	48,834,707	133	48,834,840
Oil Field Equipment & Services	–	18,405,618	317,090	18,722,708
Specialty Retail	–	8,859,481	2,409	8,861,890
Remaining Industries	–	637,956,677	–	637,956,677
Municipal Bonds	–	50,342,114	–	50,342,114
Non-Agency Commercial Mortgage-Backed Security	–	4,448,033	–	4,448,033
Preferred Stock	–	368,169	–	368,169
Repurchase Agreement	–	14,465,148	–	14,465,148
Total	$147,537,772	$1,029,088,688	$5,730,433	$1,182,356,893
Other Financial Instruments
Centrally Cleared Credit Default Swap
Assets	$–	$–	$–	$–
Liabilities	–	(1,699,663)	–	(1,699,663)
Forward Foreign Currency Exchange Contracts
Assets	–	71,760	–	71,760
Liabilities	–	(397,988)	–	(397,988)
Futures Contracts
Assets	804,637	–	–	804,637
Liabilities	(1,185,723)	–	–	(1,185,723)
Total	$(381,086)	$(2,025,891)	$–	$(2,406,977)

(1)	Refer to Note 2(o) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each level 3 security is identified on the Schedule of Investment along with the valuation technique utilized.
(3)	Securities in the amount of $4,540,867 were transferred from Level 1 to Level 2 during the fiscal year ended December 31, 2017, due to a change in valuation technique. As of December 31, 2017, the Fund utilized adjusted valuations (as described in Note 2(a)), which resulted in Level 2 inputs. As of December 31, 2016, the Fund utilized the last sale or official closing price on the exchange or system on which the securities are principally traded, which resulted in Level 1 inputs.

See Notes to Financial Statements.	43

Schedule of Investments (concluded)

December 31, 2017

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loans	High Yield Corporate Bonds	Non-Agency Commercial Mortgage-Backed Securities
Balance as of January 1, 2017	$1,057,410	$18,476	$765,335	$6,521	$63,006
Accrued Discounts (Premiums)	2	—	22,471	9	(616)
Realized Gain (Loss)	—	(184,855)	(4,676)	—	(10,306)
Change in Unrealized Appreciation (Depreciation)	23,898	166,379	63,748	(8,982)	3,697
Purchases	2,249,700	—	688,733	322,209	—
Sales	—	—	(790,860)	—	(55,781)
Transfers into Level 3	—	—	2,392,325	—	—
Transfers out of Level 3	(1,057,410)	—	—	—	—
Balance as of December 31, 2017	$2,273,600	$—	$3,137,076	$319,757	$—
Change in unrealized appreciation/depreciation for the year ended December 31, 2017 related to Level 3 investments held at December 31, 2017	$23,898	$—	$59,602	$(8,982)	$—

44	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $1,128,303,936)	$1,182,356,893
Deposits with brokers for derivatives collateral	5,401,326
Receivables:
Interest and dividends	13,175,966
Investment securities sold	2,433,271
Capital shares sold	2,304,378
From advisor (See Note 3)	19,493
Unrealized appreciation on forward foreign currency exchange contracts	71,760
Prepaid expenses and other assets	5,975
Total assets	1,205,769,062
LIABILITIES:
Payables:
Investment securities purchased	27,245,511
Management fee	487,650
Capital shares reacquired	404,440
Variation margin on futures contracts	332,810
Directors’ fees	142,474
Fund administration	39,572
Variation margin for centrally cleared credit default swap agreements	1,309,673
To Bank	1,262,062
Unrealized depreciation on forward foreign currency exchange contracts	397,988
Accrued expenses	925,651
Total liabilities	32,547,831
NET ASSETS	$1,173,221,231
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,114,654,666
Undistributed net investment income	110,404
Accumulated net realized gain on investments, futures contracts, swaps and foreign currency related transactions	6,806,619
Net unrealized appreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	51,649,542
Net Assets	$1,173,221,231
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	94,751,471
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.38

See Notes to Financial Statements.	45

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $49,117)	$1,903,871
Interest and other (net of foreign withholding taxes of $4,910)	54,655,194
Interest earned from Interfund Lending (See Note 11)	261
Total investment income	56,559,326
Expenses:
Management fee	5,561,682
Non 12b-1 service fees	2,813,390
Shareholder servicing	1,206,394
Fund administration	449,927
Reports to shareholders	103,143
Professional	96,885
Custody	72,550
Directors’ fees	31,419
Other	60,532
Gross expenses	10,395,922
Expense reductions (See Note 9)	(10,277)
Fees waived and expenses reimbursed (See Note 3)	(262,281)
Net expenses	10,123,364
Net investment income	46,435,962
Net realized and unrealized gain (loss):
Net realized gain on investments	54,252,097
Net realized loss on futures contracts	(5,804,820)
Net realized loss on foreign currency exchange contracts	(1,524,163)
Net realized loss on swap contracts	(1,511,322)
Net realized gain on foreign currency related translations	36,421
Net change in unrealized appreciation/depreciation on investments	10,225,785
Net change in unrealized appreciation/depreciation on futures contracts	(1,516,229)
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	(443,457)
Net change in unrealized appreciation/depreciation on swap contracts	(1,283,037)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	7,177
Net realized and unrealized gain	52,438,452
Net Increase in Net Assets Resulting From Operations	$98,874,414

46	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2017	December 31, 2016
Operations:
Net investment income	$46,435,962	$44,967,399
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	45,448,213	(4,832,421)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	6,990,239	77,190,459
Net increase in net assets resulting from operations	98,874,414	117,325,437
Distributions to shareholders from:
Net investment income	(47,823,337)	(47,075,516)
Net realized gain	(11,266,291)	—
Total distributions to shareholders	(59,089,628)	(47,075,516)
Capital share transactions (See Note 14):
Proceeds from sales of shares	146,613,258	148,838,089
Reinvestment of distributions	59,089,628	47,075,515
Cost of shares reacquired	(138,899,244)	(177,659,555)
Net increase in net assets resulting from capital share transactions	66,803,642	18,254,049
Net increase in net assets	106,588,428	88,503,970
NET ASSETS:
Beginning of year	$1,066,632,803	$978,128,833
End of year	$1,173,221,231	$1,066,632,803
Undistributed (distributions in excess of) net investment income	$110,404	$(133,148)

See Notes to Financial Statements.	47

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment operations	Net invest- ment income	Net realized gain	Total distributions
12/31/2017	$11.94	$0.52	$0.58	$1.10	$(0.53)	$(0.13)	$(0.66)
12/31/2016	11.14	0.52	0.83	1.35	(0.55)	—	(0.55)
12/31/2015	11.89	0.47	(0.65)	(0.18)	(0.49)	(0.08)	(0.57)
12/31/2014	12.31	0.54	(0.01)	0.53	(0.61)	(0.34)	(0.95)
12/31/2013	12.21	0.62	0.39	1.01	(0.65)	(0.26)	(0.91)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

48	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$12.38	9.21	0.90	0.92	4.13	$1,173,221	121
11.94	12.13	0.90	0.93	4.41	1,066,633	120
11.14	(1.53)	0.90	0.94	3.91	978,129	116
11.89	4.35	0.90	0.93	4.26	913,108	90
12.31	8.17	0.90	0.93	4.89	861,130	50

See Notes to Financial Statements.	49

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

50

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on futures contracts, swaps and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

51

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on futures contracts, swaps and foreign currency related transactions on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	TBA Sale Commitments–The Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current

52

Notes to Financial Statements (continued)

market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(k)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(m)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the fiscal year, the Fund entered into credit default swaps based on CMBX indexes, CDX indices and single issuers, which are comprised of a basket of commercial mortgage-backed securities, a basket of investment grade securities, a basket of emerging markets sovereign issuers and a corporate issuer, respectively.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt

53

Notes to Financial Statements (continued)

obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(n)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

54

Notes to Financial Statements (continued)

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2017, the Fund had unfunded loan commitments:

Itron Inc., 2017 Bridge Loan	$1,158,000
Centene Corp. Bridge Loan	3,340,000
Total	$4,498,000

(o)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel,

55

Notes to Financial Statements (continued)

provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2017, the effective management fee, net of waivers, was at an annualized rate of .47% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2017 and continuing through April 30, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .90%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016 was as follows:

	Year Ended 12/31/2017	Year Ended 12/31/2016
Distributions paid from:
Ordinary income	$55,855,286	$47,075,516
Net long-term capital gains	3,234,342	–
Total distributions paid	$59,089,628	$47,075,516

56

Notes to Financial Statements (continued)

As of December 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$7,105,534
Undistributed long-term capital gains	1,672,887
Total undistributed earnings	8,778,421
Temporary differences	(142,473)
Unrealized gains – net	49,930,617
Total accumulated gains – net	$58,566,565

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,130,022,861
Gross unrealized gain	61,039,858
Gross unrealized loss	(11,112,803)
Net unrealized security gain	$49,927,055

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, forward currency contracts, futures, swaps, amortization of premium and wash sales.

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$1,630,927	$(1,630,927)

The permanent differences are primarily attributable to the tax treatment of foreign currency transactions, certain securities, premium amortization, certain distributions, and principal paydown gains and losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

U.S. Government Purchases	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
$220,070,606	$1,188,332,857	$203,165,074	$1,140,619,750

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2017, the Fund engaged in cross-trades purchases of $2,219,524 and sales of $19,814,409, which resulted in net realized gains of $959,076.

57

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2017 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2017 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2017 (as described in note 2(m)) to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

As of December 31, 2017, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$71,760	–
Futures Contract(2)	$804,637	–	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$397,988	–
Futures Contracts(2)	$1,185,723	–	–
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$1,699,663

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(3)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(4)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

58

Notes to Financial Statements (continued)

Transactions in derivative instruments for the year ended December 31, 2017, were as follows:

	Interest Rate Contracts	Forward Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	$(1,511,322)
Forward Foreign Currency Exchange Contracts(2)	–	$(1,524,163)	–
Futures Contracts(3)	$(5,804,820)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps Contracts(4)	–	–	$(1,283,037)
Forward Foreign Currency Exchange Contracts(5)	–	$(443,457)	–
Futures Contracts(6)	$(1,516,229)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps Contracts(7)	–	–	$80,603,205
Forward Foreign Currency Exchange Contracts(7)	–	$27,615,707	–
Futures Contracts(8)	2,572	—	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2017.
(1)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statements of Operations location: Net realized gain (loss) on foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain (loss) on future contracts.
(4)	Statements of Operations location: Net Change in unrealized appreciation/depreciation on swap contracts.
(5)	Statements of Operations location: Net change in unrealized appreciation/depreciation on foreign currency exchange contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on future contracts.
(7)	Amount represents notional amounts in U.S. dollars.
(8)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$71,760	$–	$71,760
Repurchase Agreements	14,465,148	–	14,465,148
Total	$14,536,908	$–	$14,536,908

59

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc	$18,163	$(18,163)	$–	$–	$–
Deutsche Bank AG	12,721	–	–	–	12,721
Fixed Income Clearing Corp.	14,465,148	–	–	(14,465,148)	–
J.P. Morgan Chase	16,533	(16,533)	–	–	–
Standard Chartered Bank	5,155	–	–	–	5,155
State Street Bank and Trust	15,278	(15,278)	–	–	–
UBS AG	3,910	–	–	–	3,910
Total	$14,536,908	$(49,974)	$–	$(14,465,148)	$21,786

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$397,988	$–	$397,988
Total	$397,988	$–	$397,988

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(b)
Barclays Bank plc	$66,224	$(18,163)	$–	$–	$48,061
J.P. Morgan Chase	24,951	(16,533)	–	–	8,418
State Street Bank and Trust	306,813	(15,278)	–	–	291,535
Total	$397,988	$(49,974)	$–	$–	$348,014

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

60

Notes to Financial Statements (continued)

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2017, the Fund participated as a lender in the Interfund Lending Program. The average amount loaned and interest rate were $4,958,199 and 1.01%, respectively. The Fund earned interest of $261, which is included in the Statement of Operations. There were no interfund loans outstanding as of December 31, 2017.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to

61

Notes to Financial Statements (continued)

greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The asset backed securities and mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general, changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may

62

Notes to Financial Statements (concluded)

lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. Below investment grade senior loans may be affected by interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	11,707,991	12,721,182
Reinvestment of distributions	4,788,463	3,949,141
Shares reacquired	(11,090,027)	(15,163,582)
Increase	5,406,427	1,506,741

63

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of Bond-Debenture Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond-Debenture Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Bond-Debenture Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

64

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

65

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

66

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

67

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

68

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

69

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of appropriate benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board

70

Approval of Advisory Contract (continued)

further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment

71

Approval of Advisory Contract (concluded)

advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

72

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 2% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the year ended December 31, 2017, $8,031,949 and $3,234,342, respectively, represent short-term capital gains and long-term capital gains.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by		LASFBD-2
LORD ABBETT DISTRIBUTOR LLC.	Bond-Debenture Portfolio	(02/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Calibrated Dividend Growth Portfolio

For the fiscal year ended December 31, 2017

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information to Shareholders

Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

 For the fiscal year ended December 31, 2017, the Fund returned 19.12%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index1, which returned 21.83% over the same period.

 Domestic equity markets (as represented by the S&P 500® Index1) returned 21.83%, ending the year with their strongest quarterly performance in two years and marking their first calendar year with 12 consecutive months of positive performance. Much of the market momentum was driven by the anticipation of supportive U.S. fiscal policies, as the passage of the Tax Cut and Jobs Act and the prospect of significant infrastructure spending drove the forecast of U.S. gross domestic product (GDP) growth incrementally higher. These forces persisted despite a myriad of geopolitical and environmental headwinds, as threats from North Korea, U.S. political tensions, and Hurricanes Harvey, Irma, and Maria all had the potential to derail the market’s forward progress.

During the year, the National Federation of Independent Business Index of Small Business Optimism reached a 34 year high, marking its second-highest level in the history of the index. The University of Michigan’s average consumer confidence measure for the year was the highest since 2000, while consumer spending reached an all-time high in the third quarter. A reoccurring theme persisted throughout the year with large caps outperforming small caps and value stocks significantly outpacing their growth-oriented peers.

The U.S. economy continued to expand during the trailing 12-month period. U.S. GDP grew at a 3.2% pace during the third quarter, an increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal consumption and federal government spending increased, quarter-over-quarter. The Federal Reserve raised target rates three times during the year, changing the target range in December 2017 from 1.00–1.25% to 1.25–1.50%. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, and was reported at 4.1% in December, a decline of 0.6% year-over-year.

The Fund underperformed its index for the period. The Fund’s stock selection in the information technology sector detracted from relative performance. Within information technology, an underweight position in Apple, Inc. detracted. The consumer electronics company’s stock rose throughout the year as Apple was viewed as a potential beneficiary of tax reform and reported strong initial sales of its much-anticipated updated iPhone X model. Similarly, the Fund’s underweight position in Facebook Inc., detracted from the Fund’s relative performance as the stock rose. The social networking company benefited from strong advertising revenue growth, increasing operating margins, and a growing user base.

Stock selection in the consumer staples sector also detracted from the Fund’s performance relative to its benchmark. Within consumer staples, an overweight position in Walgreens Boots Alliance, Inc., a provider of drug store services, detracted. The company’s stock declined after the company reported a decline in same-store-sales amid an increase in cheaper generic drugs. The company also continued to struggle after it failed to get approval from the Federal Trade Commission to purchase as many Rite Aid stores as it had initially planned.

Stock selection in the industrials sector was a positive contributor to the Fund’s performance, relative to its benchmark, during the period. Within industrials, one of the largest contributors was 3M Co., a manufacturer of industrial, safety, and consumer products. 3M benefited from strong organic growth and an undervalued balance sheet, as well as above-average returns and margins. An underweight position in General Electric Co., also contributed to relative performance as the technology and financial services company’s stock price declined throughout the year. The company’s stock was hurt after its CEO resigned and the new CEO cut earnings guidance, labeled 2018 a “reset year”, and committed to a rethinking of the company’s entire business model.

Stock selection in the health care sector also contributed positively to the Fund’s performance relative to its benchmark. Within health care, an overweight position in AbbVie Inc., helped relative performance. The biopharmaceutical company advanced as the company’s Humira drug forecasts improved following an intellectual property case resolution.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index and the S&P 900® 10-Year Dividend Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

The S&P 900® 10-Year Dividend Growth Index is a custom index that, along with changes in the Fund’s investment strategy, the Fund began disclosing in its prospectus effective September 27, 2012.

Average Annual Total Returns for the

Periods Ended December 31, 2017

	1 Year	5 Years	10 Years
Class VC	19.12%	13.87%	8.47%

1   Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance.

2   Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on September 27, 2012.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 - 12/31/17
Class VC
Actual	$1,000.00	$1,113.50	$4.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Consumer Discretionary	9.90%
Consumer Staples	17.36%
Energy	4.96%
Financials	7.00%
Health Care	11.10%
Industrials	21.48%
Information Technology	12.24%
Materials	5.30%
Telecommunication Services	3.39%
Utilities	6.41%
Repurchase Agreement	0.86%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.03%

Aerospace & Defense 5.36%
General Dynamics Corp.	11,700	$2,380
Lockheed Martin Corp.	10,192	3,272
Northrop Grumman Corp.	7,500	2,302
Raytheon Co.	12,500	2,348
Total		10,302

Air Freight & Logistics 2.17%
FedEx Corp.	16,700	4,167

Banks 0.40%
People’s United Financial, Inc.	40,900	765

Beverages 4.14%
Brown-Forman Corp. Class B	7,500	515
Coca-Cola Co. (The)	89,668	4,114
PepsiCo, Inc.	27,824	3,337
Total		7,966

Biotechnology 2.91%
AbbVie, Inc.	57,899	5,599

Building Products 0.94%
A.O. Smith Corp.	29,500	1,808

Capital Markets 2.86%
Ameriprise Financial, Inc.	13,900	2,356
Eaton Vance Corp.	20,400	1,151
S&P Global, Inc.	9,500	1,609
T. Rowe Price Group, Inc.	3,700	388
Total		5,504

Chemicals 5.03%
Air Products & Chemicals, Inc.	4,600	755
Ecolab, Inc.	11,200	1,503
International Flavors & Fragrances, Inc.	8,700	1,328
Monsanto Co.	18,395	2,148
PPG Industries, Inc.	16,506	1,928
RPM International, Inc.	24,300	1,274
Sherwin-Williams Co. (The)	1,800	738
Total		9,674
Investments	Shares	Fair Value (000)
Commercial Services & Supplies 0.76%
Waste Management, Inc.	16,800	$1,450

Containers & Packaging 0.26%
Sonoco Products Co.	9,400	499

Diversified Telecommunication Services 3.39%
AT&T, Inc.	66,608	2,590
Verizon Communications, Inc.	74,000	3,917
Total		6,507

Electric: Utilities 3.66%
Edison International	15,500	980
Eversource Energy	18,100	1,143
NextEra Energy, Inc.	14,821	2,315
Southern Co. (The)	27,300	1,313
Xcel Energy, Inc.	26,600	1,280
Total		7,031

Food & Staples Retailing 7.91%
Costco Wholesale Corp.	12,500	2,326
CVS Health Corp.	31,400	2,277
Kroger Co. (The)	27,900	766
Sysco Corp.	41,600	2,526
Wal-Mart Stores, Inc.	44,180	4,363
Walgreens Boots Alliance, Inc.	40,421	2,935
Total		15,193

Food Products 1.55%
Archer-Daniels-Midland Co.	9,400	377
Flowers Foods, Inc.	19,300	373
General Mills, Inc.	21,000	1,245
J.M. Smucker Co. (The)	7,900	981
Total		2,976

Health Care Equipment & Supplies 5.37%
Abbott Laboratories	78,600	4,486
Becton, Dickinson & Co.	10,000	2,140
Medtronic plc (Ireland)(a)	38,091	3,076
West Pharmaceutical Services, Inc.	6,200	612
Total		10,314

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	Fair Value (000)
Health Care Providers & Services 0.96%
AmerisourceBergen Corp.	5,500	$505
Cardinal Health, Inc.	21,948	1,345
Total		1,850

Hotels, Restaurants & Leisure 2.53%
McDonald’s Corp.	28,274	4,866

Household Products 3.74%
Clorox Co. (The)	4,400	655
Kimberly-Clark Corp.	30,135	3,636
Procter & Gamble Co. (The)	31,600	2,903
Total		7,194

Industrial Conglomerates 3.16%
3M Co.	20,417	4,806
Roper Technologies, Inc.	4,900	1,269
Total		6,075

Information Technology Services 4.60%
Accenture plc Class A (Ireland)(a)	22,200	3,398
Automatic Data Processing, Inc.	11,300	1,324
International Business Machines Corp.	26,787	4,110
Total		8,832

Insurance 3.73%
Aflac, Inc.	5,000	439
Brown & Brown, Inc.	11,500	592
Chubb Ltd. (Switzerland)(a)	25,564	3,736
Hanover Insurance Group, Inc. (The)	7,500	810
RenaissanceRe Holdings Ltd.	12,700	1,595
Total		7,172

Leisure Products 0.80%
Hasbro, Inc.	16,900	1,536
Investments	Shares	Fair Value (000)
Machinery 5.01%
Caterpillar, Inc.	4,800	$756
Cummins, Inc.	13,800	2,438
Graco, Inc.	19,500	882
Illinois Tool Works, Inc.	15,800	2,636
Pentair plc (United Kingdom)(a)	24,100	1,702
Stanley Black & Decker, Inc.	7,200	1,222
Total		9,636

Multi-Utilities 2.75%
Consolidated Edison, Inc.	11,500	977
Dominion Energy, Inc.	42,600	3,453
SCANA Corp.	21,298	847
Total		5,277

Oil, Gas & Consumable Fuels 4.96%
Chevron Corp.	52,849	6,616
Occidental Petroleum Corp.	39,573	2,915
Total		9,531

Pharmaceuticals 1.85%
Johnson & Johnson	25,419	3,552

Professional Services 0.97%
Robert Half International, Inc.	33,700	1,872

Road & Rail 2.69%
J.B. Hunt Transport Services, Inc.	5,700	655
Ryder System, Inc.	6,100	513
Union Pacific Corp.	29,900	4,010
Total		5,178

Semiconductors & Semiconductor Equipment 5.30%
Analog Devices, Inc.	24,900	2,217
Microchip Technology, Inc.	21,866	1,922
QUALCOMM, Inc.	46,757	2,993
Texas Instruments, Inc.	29,300	3,060
Total		10,192

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	Fair Value (000)
Software 2.33%
Microsoft Corp.	52,300	$4,474

Specialty Retail 4.55%
Lowe’s Cos., Inc.	51,125	4,752
Ross Stores, Inc.	35,200	2,825
TJX Cos., Inc. (The)	15,400	1,177
Total		8,754

Textiles, Apparel & Luxury Goods 2.00%
NIKE, Inc. Class B	39,500	2,471
VF Corp.	18,600	1,376
Total		3,847

Trading Companies & Distributors 0.39%
W.W. Grainger, Inc.	3,200	756
Total Common Stocks (cost $165,520,463)		190,349
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.86%

Repurchase Agreement
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $1,400,000 of U.S. Treasury Bond at 7.875% due 2/15/2021; value: $1,689,951; proceeds: $1,654,266 (cost $1,654,166)	$1,654	$1,654
Total Investments in Securities 99.89% (cost $167,174,629)		192,003
Other Assets in Excess of Liabilities(b) 0.11%		219
Net Assets 100.00%		$192,222

(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized Appreciation on futures contracts as follows:

Open Futures Contracts at December 31, 2017:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	March 2018	10	Long	$1,333,306	$1,338,000	$4,694

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$190,349	$–	$–	$190,349
Repurchase Agreement	–	1,654	–	1,654
Total	$190,349	$1,654	$–	$192,003

Other Financial Instruments
Futures Contracts
Assets	$5	$–	$–	$5
Liabilities	–	–	–	–
Total	$5	$–	$–	$5

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2017.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $167,174,629)	$192,002,960
Deposits with brokers for futures collateral	45,000
Receivables:
Interest and dividends	237,547
Investment securities sold	211,784
From advisor (See Note 3)	59,888
Capital shares sold	19,178
Prepaid expenses	913
Total assets	192,577,270
LIABILITIES:
Payables:
Management fee	122,118
Capital shares reacquired	43,662
Directors’ fees	21,798
Fund administration	6,513
Variation margin for futures contracts	4,865
Accrued expenses	156,608
Total liabilities	355,564
NET ASSETS	$192,221,706
COMPOSITION OF NET ASSETS:
Paid-in capital	$167,422,362
Distributions in excess of net investment income	(21,797)
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(11,884)
Net unrealized appreciation on investments and futures contracts	24,833,025
Net Assets	$192,221,706
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	12,001,154
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.02

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends	$4,595,595
Interest	2,031
Total investment income	4,597,626
Expenses:
Management fee	1,348,403
Non 12b-1 service fees	449,717
Shareholder servicing	191,755
Fund administration	71,915
Professional	56,451
Reports to shareholders	24,041
Custody	20,832
Directors’ fees	4,998
Other	14,252
Gross expenses	2,182,364
Expense reductions (See Note 9)	(1,640)
Fees waived and expenses reimbursed (See Note 3)	(652,535)
Net expenses	1,528,189
Net investment income	3,069,437
Net realized and unrealized gain (loss):
Net realized gain on investments	9,936,031
Net realized gain on futures contracts	227,659
Net realized loss on foreign currency related transactions	(352)
Net change in unrealized appreciation/depreciation on investments	18,391,849
Net change in unrealized appreciation/depreciation on futures contracts	8,819
Net realized and unrealized gain	28,564,006
Net Increase in Net Assets Resulting From Operations	$31,633,443

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income	$3,069,437	$2,757,601
Net realized gain on investments, futures contracts and foreign currency related transactions	10,163,338	11,315,945
Net change in unrealized appreciation/depreciation on investments and futures contracts	18,400,668	5,544,702
Net increase in net assets resulting from operations	31,633,443	19,618,248
Distributions to shareholders from:
Net investment income	(3,082,034)	(2,760,683)
Net realized gain	(10,510,653)	(10,343,840)
Total distributions to shareholders	(13,592,687)	(13,104,523)
Capital share transactions (See Note 14):
Proceeds from sales of shares	21,128,282	87,781,663
Reinvestment of distributions	13,592,687	13,104,523
Cost of shares reacquired	(31,869,957)	(41,085,594)
Net increase in net assets resulting from capital share transactions	2,851,012	59,800,592
Net increase in net assets	20,891,768	66,314,317
NET ASSETS:
Beginning of year	$171,329,938	$105,015,621
End of year	$192,221,706	$171,329,938
Distributions in excess of net investment income	$(21,797)	$(19,946)

14	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2017	$14.47	$0.26	$2.49	$2.75	$(0.27)	$(0.93)	$(1.20)
12/31/2016	13.60	0.28	1.78	2.06	(0.25)	(0.94)	(1.19)
12/31/2015	15.55	0.27	(0.60)	(0.33)	(0.27)	(1.35)	(1.62)
12/31/2014	16.27	0.27	1.60	1.87	(0.29)	(2.30)	(2.59)
12/31/2013	14.22	0.26	3.68	3.94	(0.28)	(1.61)	(1.89)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$16.02	19.12	0.85	1.21	1.71	$192,222	58
14.47	15.10	0.85	1.25	1.89	171,330	75
13.60	(2.13)	0.85	1.28	1.76	105,016	70
15.55	11.54	0.85	1.25	1.63	118,300	79
16.27	27.93	0.85	1.27	1.62	128,593	65

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Calibrated Dividend Growth Portfolio (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

18

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on futures contracts and foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an

19

Notes to Financial Statements (continued)

agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1	–	unadjusted quoted prices in active markets for identical investments;

•	Level 2	–	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

20

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2017, the effective management fee, net of waivers, was at an annualized rate of .39% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2017 and continuing through April 30, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .85%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016 was as follows:

	Year Ended 12/31/2017	Year Ended 12/31/2016
Distributions paid from:
Ordinary income	$9,776,911	$4,821,625
Net long-term capital gains	3,815,776	8,282,898
Total distributions paid	$13,592,687	$13,104,523

21

Notes to Financial Statements (continued)

As of December 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$784,137
Undistributed long-term capital gains	999,614
Total undistributed earnings	1,783,751
Temporary differences	(21,797)
Unrealized gains – net	23,037,390
Total accumulated gains – net	$24,799,344

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$168,970,264
Gross unrealized gain	25,957,970
Gross unrealized loss	(2,920,580)
Net unrealized security gain	$23,037,390

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of futures and wash sales.

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$10,746	$(10,746)

The permanent differences are attributable to the tax treatment of foreign currency transactions, and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

Purchases	Sales
$103,771,724	$111,246,519

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2017.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2017, the Fund engaged in cross-trades purchases of $835,131 and sales of $613,929, which resulted in net realized gains of $28,248.

22

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500® Index futures contracts for the fiscal year ended December 31, 2017 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2017, the Fund had futures contracts with unrealized appreciation of $4,694, which is included in the Schedule of Investments. Only the current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Amounts of $227,659 and $8,819 are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 10.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,654,166	$–	$1,654,166
Total	$1,654,166	$–	$1,654,166

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,654,166	$–	$–	$(1,654,166)	$–
Total	$1,654,166	$–	$–	$(1,654,166)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

23

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2017, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

24

Notes to Financial Statements (concluded)

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. At times, the performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. The value of the Fund’s investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market.

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform.

The Fund’s exposure to foreign companies and markets presents increased market, industry and sector, liquidity, currency, political and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	1,365,645	6,045,995
Reinvestment of distributions	854,365	893,876
Shares reacquired	(2,057,388)	(2,821,771)
Increase	162,622	4,118,100

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of Calibrated Dividend Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calibrated Dividend Growth Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Calibrated Dividend Growth Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

26

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

27

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

28

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

29

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/ Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

30

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

31

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of appropriate benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the three- and ten-year periods and below the median

32

Approval of Advisory Contract (continued)

for the one- and five-year periods. The Board considered that Lord Abbett was implementing a plan intended to improve the performance of its equity Funds. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory

33

Approval of Advisory Contract (concluded)

services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

34

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 46% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the year ended December 31, 2017, $6,705,975 and $3,815,776, respectively, represent short-term capital gains and long-term capital gains.

35

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Calibrated Dividend Growth Portfolio	SFCS-PORT-3 (02/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Classic Stock Portfolio

For the fiscal year ended December 31, 2017

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund – Classic Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund - Classic Stock Portfolio for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 16.84%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index,1 which returned 21.69% over the same period.

The domestic equity market (as represented by the S&P 500® Index2) returned 21.83%, ending the year with its strongest quarterly performance in two years and marking its first calendar year with 12 consecutive months of positive performance. Much of the market momentum was driven by the anticipation of supportive U.S. fiscal policies, as the passage of the Tax Cut and Jobs Act and the prospect of significant infrastructure spending drove the forecast of U.S. gross domestic product (GDP) growth incrementally higher. These forces persisted despite a myriad of geopolitical and environmental headwinds, as North Korea, U.S. political tensions, and Hurricanes Harvey, Irma, and Maria all had the potential to derail the market’s forward progress.

During the year the National Federation of Independent Business Small Business

1

Confidence Index reached a 34 year high, marking its second-highest level in the history of the index. The University of Michigan’s average consumer confidence for the year was the highest since 2000, while consumer spending reached an all-time high in the third quarter. A reoccurring theme persisted throughout the year with large caps outperforming small caps and value stocks significantly outpacing their growth oriented peers.

The U.S. economy continued to expand during the trailing 12-month period. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, an increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal consumption and federal government spending increased, quarter-over-quarter. The Federal Reserve (Fed) gradually raised the Fed Funds rate over the trailing 12-month period by raising interest rates by 25bps three times, ultimately reaching a target range of 1.25-1.50%. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, and was reported at 4.1% in December, a decline of 0.6% year-over-year.

The Fund underperformed its index for the period. The largest detractors to relative performance during the trailing 12-month period were the information technology and energy sectors. Within the information technology sector, shares of Qualcomm, Inc., a manufacturer of digital wireless communication equipment, dropped early in the year following Apple’s lawsuit, which accused Qualcomm’s patent of violating competition laws. Trading volatility in shares of Oracle Corp., a supplier of software and information management, detracted from relative performance. Additionally, shares of Oracle fell following disappointing sales forecasts for the company’s cloud-based software and services. Within the energy sector, shares of Range Resources Corp., an independent natural gas, natural gas liquids, and oil company, were hurt by the weakness in gas prices driven by above average winter temperatures. Shares further declined after the company posted disappointing third-quarter production guidance. Shares of Anadarko Petroleum Corp., an oil and gas company, dropped after the company came under pressure after a fire broke out from one of Anadarko’s oil tanks, resulting in the death of two individuals.

Among the largest contributors to relative performance during the trailing 12-month period were the health care and industrials sectors. Within the health care sector, shares of Abbott Laboratories, a diversified global medical products company, advanced in the beginning of 2017 after Abbott completed its acquisition of St. Jude Medical, Inc. and gained approval by the FDA for the Assurance MRI pacemaker and Tendril MRI pacing lead. Shares continued to rise after the company expanded its implantable cardioverter defibrillator market share with the MRI compatibility of its Ellipse ICD, and

2

when the FDA approved the FreeStyle Libre Flash Glocose Monitoring system. Shares of UnitedHealth Group, Inc., a diversified health company, rose from strong financial performance and solid growth across all business lines. Within the industrials sector, the Fund’s holding of CSX Corp., a rail-based freight transportation company, contributed to performance as shares of the company jumped in the beginning of the year due to speculation that Canadian Pacific’s former CEO, Hunter Harrison, would be installed as CEO of CSX via activism. Despite his sudden death at the end of 2017, investors appeared to be confident that Harrison, who became CEO of CSX in March 2017, implemented necessary structural changes throughout the year in order to drive future performance. Shares of Honeywell International Inc., a diversified technology and manufacturing company, rose after the company reported strong earnings throughout the year. Shares continued to increase over positive sentiment after Honeywell announced its intention to spin off into two separate companies.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 1000 Index® measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	10 years
Class VC	16.84%	13.03%	6.74%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 - 12/31/17
Class VC
Actual	$1,000.00	$1,099.00	$5.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Consumer Discretionary	15.53%
Consumer Staples	6.18%
Energy	3.57%
Financials	16.67%
Health Care	13.29%
Industrials	7.32%
Information Technology	23.25%
Materials	3.76%
Real Estate	2.68%
Telecommunication Services	1.25%
Utilities	1.99%
Repurchase Agreement	4.51%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.04%

Banks 4.87%
Citizens Financial Group, Inc.	36,044	$1,513
East West Bancorp, Inc.	11,320	689
Total		2,202

Beverages 1.81%
Coca-Cola Co. (The)	12,542	575
PepsiCo, Inc.	2,023	243
Total		818

Biotechnology 1.92%
Vertex Pharmaceuticals, Inc.*	5,788	867

Capital Markets 3.63%
Charles Schwab Corp. (The)	8,966	461
Morgan Stanley	22,462	1,178
Total		1,639

Chemicals 3.86%
DowDuPont, Inc.	12,286	875
PPG Industries, Inc.	7,454	871
Total		1,746

Consumer Finance 1.76%
Discover Financial Services	10,335	795

Diversified Telecommunication Services 1.28%
AT&T, Inc.	14,910	580

Electric: Utilities 2.05%
NextEra Energy, Inc.	5,923	925

Electrical Equipment 1.35%
AMETEK, Inc.	8,421	610

Electronic Equipment, Instruments & Components 1.61%
Corning, Inc.	22,807	730

Energy Equipment & Services 0.58%
Halliburton Co.	5,395	264
Investments	Shares	Fair Value (000)
Equity Real Estate Investment Trusts 2.76%
Boston Properties, Inc.	5,027	$654
Prologis, Inc.	9,177	592
Total		1,246

Food & Staples Retailing 2.11%
Wal-Mart Stores, Inc.	9,639	952

Food Products 0.52%
Mondelez International, Inc. Class A	5,550	238

Health Care Equipment & Supplies 3.09%
Abbott Laboratories	8,230	470
Baxter International, Inc.	14,372	929
Total		1,399

Health Care Providers & Services 3.83%
UnitedHealth Group, Inc.	7,847	1,730

Hotels, Restaurants & Leisure 2.74%
McDonald’s Corp.	3,576	616
Yum! Brands, Inc.	7,613	621
Total		1,237

Household Durables 0.56%
Lennar Corp. Class A	4,021	254

Household Products 1.34%
Clorox Co. (The)	3,276	487
Colgate-Palmolive Co.	1,584	120
Total		607

Industrial Conglomerates 2.56%
Honeywell International, Inc.	7,554	1,158

Information Technology Services 0.76%
Vantiv, Inc. Class A*	4,658	343

Insurance 6.85%
Allstate Corp. (The)	13,716	1,436
Chubb Ltd. (Switzerland)(a)	7,239	1,058
Hartford Financial Services Group, Inc. (The)	10,744	605
Total		3,099

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	Fair Value (000)
Internet & Direct Marketing Retail 5.23%
Amazon.com, Inc.*	1,161	$1,358
Netflix, Inc.*	5,254	1,008
Total		2,366

Internet Software & Services 7.58%
Alibaba Group Holding Ltd. ADR*	5,036	868
Alphabet, Inc. Class A*	1,202	1,266
Facebook, Inc. Class A*	7,325	1,293
Total		3,427

Machinery 2.49%
Caterpillar, Inc.	1,244	196
ITT, Inc.	9,160	489
Parker-Hannifin Corp.	2,217	442
Total		1,127

Media 4.04%
Charter Communications, Inc. Class A*	658	221
Comcast Corp. Class A	11,844	474
Walt Disney Co. (The)	10,509	1,130
Total		1,825

Oil, Gas & Consumable Fuels 3.09%
Devon Energy Corp.	21,238	879
EOG Resources, Inc.	4,783	516
Total		1,395

Pharmaceuticals 4.80%
Bristol-Myers Squibb Co.	5,368	329
Johnson & Johnson	8,282	1,157
Novartis AG ADR	8,158	685
Total		2,171

Professional Services 0.35%
Nielsen Holdings plc	4,359	159
Investments	Shares	Fair Value (000)
Road & Rail 0.76%
CSX Corp.	6,236	$343

Semiconductors & Semiconductor Equipment 1.65%
Tower Semiconductor Ltd. (Israel) *(a)	21,885	746

Software 7.87%
Microsoft Corp.	21,311	1,823
Nintendo Co. Ltd. ADR	14,230	642
Oracle Corp.	23,122	1,093
Total		3,558

Specialty Retail 2.34%
Burlington Stores, Inc.*	3,713	457
Home Depot, Inc. (The)	3,164	599
Total		1,056

Technology Hardware, Storage & Peripherals 4.40%
Apple, Inc.	11,756	1,989

Textiles, Apparel & Luxury Goods 1.04%
Kering ADR	9,971	469

Tobacco 0.56%
Altria Group, Inc.	3,539	253
Total Common Stocks (cost $37,353,648)		44,323

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2017

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 4.63%

Repurchase Agreement
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $2,190,000 of U.S. Treasury Note at 1.125% due 2/28/2021; value: $2,136,082; proceeds: $2,092,499 (cost $2,092,373)	$2,092	$2,092
Total Investments in Securities 102.67% (cost $39,446,021)		46,415
Liabilities in Excess of Cash and Other Assets (2.67)%		(1,208)
Net Assets 100.00%		$45,207

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$44,323	$–	$–	$44,323
Repurchase Agreement	–	2,092	–	2,092
Total	$44,323	$2,092	$–	$46,415

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2017.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $39,446,021)	$46,414,653
Cash	238
Receivables:
Interest and dividends	36,412
From advisor (See Note 3)	8,726
Capital shares sold	284
Prepaid expenses	255
Total assets	46,460,568
LIABILITIES:
Payables:
Investment securities purchased	1,139,812
Management fee	26,889
Directors’ fees	6,310
Capital shares reacquired	4,535
Fund administration	1,537
Accrued expenses	74,074
Total liabilities	1,253,157
NET ASSETS	$45,207,411
COMPOSITION OF NET ASSETS:
Paid-in capital	$37,485,393
Distributions in excess of net investment income	(6,310)
Accumulated net realized gain on investments	759,696
Net unrealized appreciation on investments	6,968,632
Net Assets	$45,207,411
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,391,864
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.33

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends	$752,888
Interest	1,394
Total investment income	754,282
Expenses:
Management fee	310,111
Non 12b-1 service fees	110,764
Shareholder servicing	46,603
Professional	42,786
Reports to shareholders	20,107
Fund administration	17,721
Custody	4,230
Directors’ fees	1,251
Other	5,509
Gross expenses	559,082
Expense reductions (See Note 8)	(402)
Fees waived and expenses reimbursed (See Note 3)	(137,815)
Net expenses	420,865
Net investment income	333,417
Net realized and unrealized gain:
Net realized gain on investments	3,973,533
Net change in unrealized appreciation/depreciation on investments	2,600,901
Net realized and unrealized gain	6,574,434
Net Increase in Net Assets Resulting From Operations	$6,907,851

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income	$333,417	$483,688
Net realized gain on investments	3,973,533	1,660,746
Net change in unrealized appreciation/depreciation on investments	2,600,901	2,623,332
Net increase in net assets resulting from operations	6,907,851	4,767,766
Distributions to shareholders from:
Net investment income	(358,909)	(442,540)
Net realized gain	(3,672,218)	(1,677,064)
Total distributions to shareholders	(4,031,127)	(2,119,604)
Capital share transactions (See Note 13):
Proceeds from sales of shares	1,448,843	29,910,562
Reinvestment of distributions	4,031,127	2,119,575
Cost of shares reacquired	(8,346,425)	(23,123,823)
Net increase (decrease) in net assets resulting from capital share transactions	(2,866,455)	8,906,314
Net increase in net assets	10,269	11,554,476
NET ASSETS:
Beginning of year	$45,197,142	$33,642,666
End of year	$45,207,411	$45,197,142
Distributions in excess of net investment income	$(6,310)	$(221)

12	See Notes to Financial Statements.

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13

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2017	$12.51	$0.10	$ 1.99	$ 2.09	$(0.11)	$(1.16)	$(1.27)
12/31/2016	11.66	0.14	1.31	1.45	(0.13)	(0.47)	(0.60)
12/31/2015	14.15	0.11	(0.23)	(0.12)	(0.11)	(2.26)	(2.37)
12/31/2014	14.77	0.10	1.25	1.35	(0.11)	1.86	(1.97)
12/31/2013	12.77	0.14	3.64	3.78	(0.15)	(1.63)	(1.78)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$13.33	16.84	0.95	1.26	0.75	$45,207	71
12.51	12.44	0.95	1.33	1.20	45,197	100
11.66	(0.90)	0.95	1.32	0.78	33,643	100
14.15	9.14	0.95	1.30	0.68	43,297	50
14.77	29.85	0.95	1.31	0.95	45,458	42

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Classic Stock Portfolio (the “Fund”).

The Fund’s investment objective is growth of capital and growth of income consistent with reasonable risk. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs

17

Notes to Financial Statements (continued)

refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2017, the effective management fee, net of waivers, was at an annualized rate of .39% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2017 and continuing through April 30, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary

18

Notes to Financial Statements (continued)

to limit total net annual operating expenses, to an annual rate of .95%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016 was as follows:

	Year Ended 12/31/2017	Year Ended 12/31/2016
Distributions paid from:
Ordinary income	$1,067,214	$442,540
Net long-term capital gains	2,963,913	1,677,064
Total distributions paid	$4,031,127	$2,119,604

As of December 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$136,196
Undistributed long-term capital gains	684,291
Total undistributed earnings	820,487
Temporary differences	(6,310)
Unrealized gains – net	6,907,841
Total accumulated gains – net	$7,722,018

19

Notes to Financial Statements (continued)

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$39,506,812
Gross unrealized gain	7,138,946
Gross unrealized loss	(231,105)
Net unrealized security gain	$6,907,841

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$19,403	$(19,403)

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

Purchases	Sales
$30,915,016	$37,451,996

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2017.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$2,092,373	$–	$2,092,373
Total	$2,092,373	$–	$2,092,373

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,092,373	$–	$–	$(2,092,373)	$–
Total	$2,092,373	$–	$–	$(2,092,373)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 28, 2017, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

21

Notes to Financial Statements (concluded)

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions. During the fiscal year ended December 31, 2017, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to its investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	108,740	2,570,120
Reinvestment of distributions	302,332	169,122
Shares reacquired	(631,764)	(2,011,279)
Increase (decrease)	(220,692)	727,963

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of Classic Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Classic Stock Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Classic Stock Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/ Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board

29

Approval of Advisory Contract (continued)

considered that Lord Abbett was implementing a plan intended to improve the performance of its equity Funds. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was equal to the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord

30

Approval of Advisory Contract (concluded)

Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 58% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the year ended December 31, 2017, $709,765 and $2,963,913, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Classic Stock Portfolio	SFCLASS-PORT-3 (02/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Developing Growth Portfolio

For the fiscal year ended December 31, 2017

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Developing Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Developing Growth Portfolio for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 29.92%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 22.17% over the same period.

The domestic equity market (as represented by the S&P 500® Index2) returned 21.83%, ending the year with its strongest quarterly performance in two years and marking its first calendar year with 12 consecutive months of positive performance. Much of the market momentum was driven by the anticipation of supportive U.S. fiscal policies, as the passage of the Tax Cut and Jobs Act and the prospect of significant infrastructure spending drove the forecast for U.S. gross domestic product (GDP) growth incrementally higher. These forces persisted despite a myriad of geopolitical and environmental headwinds, as threats from North Korea, U.S. political tensions, and Hurricanes Harvey, Irma, and Maria all had the potential to derail the market’s forward progress.

1

During the year, the National Federation of Independent Business Small Business Confidence Index reached a 34 year high, marking its second-highest level in the history of the index. The University of Michigan’s average consumer confidence measure for the year was the highest since 2000, while consumer spending reached an all-time high in the third quarter. A reoccurring theme persisted throughout the year with large caps outperforming small caps and value stocks significantly outpacing their growth-oriented peers.

The U.S. economy continued to expand during the trailing 12-month period. U.S. GDP grew at a 3.2% pace during the third quarter, an increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal consumption and federal government spending increased, quarter-over-quarter. The Federal Reserve raised target rates three times during the year, changing the target range in December from 1.00–1.25% to 1.25–1.50%. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, and was reported at 4.1% in December, a decline of 0.6% year-over-year.

The leading contributor to the Fund’s relative performance during the period was security selection in the information technology sector. Within this sector, the Fund’s holdings of Shopify, Inc., an operator of a multi-faceted cloud-based commerce platform utilized by businesses, contributed most. Shares of Shopify rose as continued platform enhancements and better than expected new merchant growth fueled accelerated revenue growth and market share gains. Another contributor within this sector over the past year was the Fund’s position in Universal Display Corp., a developer of organic light emitting technologies. Shares of Universal Display appreciated as it reported faster than expected revenue growth, which was driven by iPhone and OLED TV market penetration.

Security selection within the health care sector also positively impacted the Fund’s relative performance during the period. Within this sector, the Fund’s holdings of Exact Sciences, Inc., a molecular diagnostics company, contributed most. Exact Sciences released results that displayed faster than expected adoption of non-invasive colorectal cancer screening.

The leading detractor from the Fund’s performance, relative to the benchmark, during the period was stock selection within the materials sector. Within this sector, the Fund’s position in AK Steel Holding Corp., an operator of steel making and metallurgical coal plants, detracted. Shares of AK Steel were adversely affected by increased raw material costs, which put near-term pressure on the company’s pricing and margins. Additionally, the lack of progress on an infrastructure spending bill and the current administration’s delay in prioritizing section 232, an investigation

2

into steel imports’ relation to national security, were also headwinds. Another detractor within the sector was the Fund’s position in Cleveland-Cliffs, Inc., a mining and natural resources company. Shares of Cleveland-Cliffs declined as iron ore prices fell during the period.

Stock selection and an overweight in the financials sector were detractors from the Fund’s performance, relative to the benchmark, during the period. Within this sector, the Fund’s holdings of WisdomTree Investments, Inc., an asset manager focused on exchange traded products, detracted. Shares of WisdomTree fell precipitously as higher than expected compensation expenses, pessimism around the company’s international business, and increasing industry pressure on fees, weighed on the stock.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2017

	1 Year	5 Years	Life of Class
Class VC2	29.92%	13.55%	13.12%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.

2   The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 - 12/31/17
Class VC
Actual	$1,000.00	$1,151.10	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Consumer Discretionary	17.76%
Energy	1.66%
Financials	10.19%
Health Care	21.42%
Industrials	19.22%
Information Technology	26.29%
Materials	1.99%
Real Estate	0.51%
Repurchase Agreement	0.96%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6	See Notes to Financial Statements.

Schedule of Investments

December 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.25%

Aerospace & Defense 3.58%
Aerojet Rocketdyne Holdings, Inc.*	8,591	$268
Aerovironment, Inc.*	6,320	355
BWX Technologies, Inc.	6,328	383
Curtiss-Wright Corp.	3,400	414
Total		1,420

Air Freight & Logistics 2.92%
Atlas Air Worldwide Holdings, Inc.*	8,586	504
XPO Logistics, Inc.*	7,165	656
Total		1,160

Banks 7.79%
Cadence BanCorp*	11,406	309
CenterState Bank Corp.	17,572	452
Pinnacle Financial Partners, Inc.	6,038	400
Sterling Bancorp	11,697	288
Texas Capital Bancshares, Inc.*	4,365	388
Webster Financial Corp.	5,738	322
Western Alliance Bancorp*	10,550	597
Wintrust Financial Corp.	4,023	332
Total		3,088

Biotechnology 15.24%
Agios Pharmaceuticals, Inc.*	5,737	328
Avexis, Inc.*	4,793	530
Bluebird Bio, Inc.*	2,857	509
Blueprint Medicines Corp.*	9,308	702
Clovis Oncology, Inc.*	2,978	203
Exact Sciences Corp.*	9,250	486
FibroGen, Inc.*	6,877	326
Foundation Medicine, Inc.*	6,686	456
Insmed, Inc.*	7,484	233
Loxo Oncology, Inc.*	5,204	438
Repligen Corp.*	5,799	210
Sage Therapeutics, Inc.*	5,212	859
Sarepta Therapeutics, Inc.*	8,042	447
Investments	Shares	Fair Value (000)
Biotechnology (continued)
Spark Therapeutics, Inc.*	3,984	$205
TESARO, Inc.*	1,345	112
Total		6,044

Building Products 2.34%
Builders FirstSource, Inc.*	24,342	530
Trex Co., Inc.*	3,670	398
Total		928

Capital Markets 2.20%
Evercore, Inc. Class A	4,902	441
Hamilton Lane, Inc. Class A	1,000	35
Moelis & Co. Class A	8,200	398
Total		874

Chemicals 0.79%
Minerals Technologies, Inc.	368	25
PolyOne Corp.	6,609	288
Total		313

Commercial Services & Supplies 0.64%
Brink’s Co. (The)	3,242	255

Communications Equipment 0.46%
Lumentum Holdings, Inc.*	3,735	183

Construction & Engineering 2.50%
MasTec, Inc.*	10,238	501
Quanta Services, Inc.*	12,506	489
Total		990

Construction Materials 1.21%
Eagle Materials, Inc.	4,225	479

Diversified Consumer Services 3.00%
Chegg, Inc.*	37,267	608
Grand Canyon Education, Inc.*	6,488	581
Total		1,189

Electronic Equipment, Instruments & Components 1.39%
Universal Display Corp.	3,183	550

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 4.99%
ABIOMED, Inc.*	710	$133
Insulet Corp.*	12,572	868
Nevro Corp.*	4,653	321
Penumbra, Inc.*	6,993	658
Total		1,980

Health Care Providers & Services 1.23%
HealthEquity, Inc.*	6,208	290
Tivity Health, Inc.*	5,443	199
Total		489

Hotels, Restaurants & Leisure 4.49%
Dave & Buster’s Entertainment, Inc.*	5,635	311
Marriott Vacations Worldwide Corp.	3,101	419
Planet Fitness, Inc. Class A*	30,320	1,050
Total		1,780

Household Durables 2.94%
Roku, Inc.*	10,772	558
SodaStream International Ltd. (Israel)*(a)	8,668	609
Total		1,167

Information Technology Services 1.00%
EPAM Systems, Inc.*	3,674	395

Internet & Direct Marketing Retail 0.46%
Overstock.com, Inc.*	2,842	182

Internet Software & Services 10.55%
2U, Inc.*	13,286	857
Alarm.com Holdings, Inc.*	5,045	190
Cargurus, Inc.*	9,415	282
Coupa Software, Inc.*	5,324	166
Etsy, Inc.*	15,338	314
Five9, Inc.*	21,897	545
GrubHub, Inc.*	10,735	771
Mimecast Ltd.*	6,730	193
MuleSoft, Inc. Class A*	3,904	91
Okta, Inc.*	4,718	121
Investments	Shares	Fair Value (000)
Internet Software & Services (continued)
Stamps.com, Inc.*	2,057	$387
Trade Desk, Inc. (The) Class A*	5,863	268
Total		4,185

Machinery 3.72%
Allison Transmission Holdings, Inc.	9,148	394
Chart Industries, Inc.*	8,472	397
Proto Labs, Inc.*	3,806	392
RBC Bearings, Inc.*	2,314	292
Total		1,475

Media 1.68%
Live Nation Entertainment, Inc.*	15,672	667

Multi-Line Retail 0.46%
Ollie’s Bargain Outlet Holdings, Inc.*	3,405	181

Oil, Gas & Consumable Fuels 1.66%
GasLog Ltd. (Monaco)(a)	29,664	660

Professional Services 0.49%
WageWorks, Inc.*	3,139	195

Real Estate Management & Development 0.52%
Redfin Corp.*	6,518	204

Semiconductors & Semiconductor Equipment 4.14%
Cavium, Inc.*	3,335	280
CEVA, Inc.*	8,614	398
Cirrus Logic, Inc.*	4,001	207
Inphi Corp.*	4,764	174
Monolithic Power Systems, Inc.	5,179	582
Total		1,641

Software 8.81%
Appian Corp.*	5,454	172
Blackline, Inc.*	6,076	199
Everbridge, Inc.*	8,939	266
HubSpot, Inc.*	8,432	745

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2017

Investments	Shares	Fair Value (000)
Software (continued)
Materialise NV ADR*	5,840	$74
Paycom Software, Inc.*	7,051	566
Paylocity Holding Corp.*	5,442	257
Proofpoint, Inc.*	5,415	481
RingCentral, Inc. Class A*	11,267	545
Verint Systems, Inc.*	4,513	189
Total		3,494

Specialty Retail 3.28%
At Home Group, Inc.*	9,483	288
Camping World Holdings, Inc. Class A	8,745	391
Floor & Decor Holdings, Inc. Class A*	11,573	563
National Vision Holdings, Inc.*	1,466	60
Total		1,302

Textiles, Apparel & Luxury Goods 1.49%
Canada Goose Holdings, Inc. (Canada)*(a)	18,754	592

Thrifts & Mortgage Finance 0.22%
WSFS Financial Corp.	1,795	86

Trading Companies & Distributors 3.06%
Air Lease Corp.	12,829	617
Beacon Roofing Supply, Inc.*	9,365	597
Total		1,214
Total Common Stocks (cost $31,760,173)		39,362
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.96%

Repurchase Agreement
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $325,000 of U.S. Treasury Bond at 7.875% due 2/15/2021; value: $392,310; proceeds: $379,738 (cost $379,716)	$380	$380
Total Investments in Securities 100.21% (cost $32,139,889)		39,742
Liabilities in Excess of Other Assets (0.21)%		(84)
Net Assets 100.00%		$39,658

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$39,362	$–	$–	$39,362
Repurchase Agreement	–	380	–	380
Total	$39,362	$380	$–	$39,742

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2017.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $32,139,889)	$39,741,593
Receivables:
Investment securities sold	117,511
Capital shares sold	23,412
From advisor (See Note 3)	10,480
Interest and dividends	5,530
Prepaid expenses	173
Total assets	39,898,699
LIABILITIES:
Payables:
Investment securities purchased	113,249
Capital shares reacquired	30,293
Management fee	25,370
Directors’ fees	2,269
Fund administration	1,353
Accrued expenses	67,849
Total liabilities	240,383
NET ASSETS	$39,658,316
COMPOSITION OF NET ASSETS:
Paid-in capital	$33,135,442
Accumulated net investment loss	(2,269)
Accumulated net realized loss on investments	(1,076,561)
Net unrealized appreciation on investments	7,601,704
Net Assets	$39,658,316
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	1,407,406
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$28.18

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends	$129,679
Interest	1,109
Total investment income	130,788
Expenses:
Management fee	258,012
Non 12b-1 service fees	86,130
Professional	40,892
Shareholder servicing	36,896
Custody	18,360
Reports to shareholders	15,734
Fund administration	13,761
Directors’ fees	945
Other	4,837
Gross expenses	475,567
Expense reductions (See Note 8)	(317)
Fees waived and expenses reimbursed (See Note 3)	(165,636)
Net expenses	309,614
Net investment loss	(178,826)
Net realized and unrealized gain:
Net realized gain on investments	3,225,081
Net change in unrealized appreciation/depreciation on investments	5,999,258
Net realized and unrealized gain	9,224,339
Net Increase in Net Assets Resulting From Operations	$9,045,513

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment loss	$(178,826)	$(104,073)
Net realized gain (loss) on investments	3,225,081	(1,968,606)
Net change in unrealized appreciation/depreciation on investments	5,999,258	1,799,143
Net increase (decrease) in net assets resulting from operations	9,045,513	(273,536)
Capital share transactions (See Note 13):
Proceeds from sales of shares	9,093,518	15,087,712
Cost of shares reacquired	(7,085,462)	(15,091,059)
Net increase (decrease) in net assets resulting from capital share transactions	2,008,056	(3,347)
Net increase (decrease) in net assets	11,053,569	(276,883)
NET ASSETS:
Beginning of year	$28,604,747	$28,881,630
End of year	$39,658,316	$28,604,747
Accumulated net investment loss	$(2,269)	$(1,760)

12	See Notes to Financial Statements.

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Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2017	$21.69	$(0.13)	$ 6.62	$ 6.49	$ –	$28.18
12/31/2016	22.28	(0.07)	(0.52)	(0.59)	–	21.69
12/31/2015	24.46	(0.14)	(1.86)	(2.00)	(0.18)	22.28
12/31/2014	23.74	(0.16)	1.03	0.87	(0.15)	24.46
12/31/2013	16.43	(0.16)	9.44	9.28	(1.97)	23.74

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
29.92	0.90	1.38	(0.52)	$39,658	103
(2.60)	0.90	1.51	(0.34)	28,605	222
(8.21)	0.90	1.56	(0.56)	28,882	197
3.71	0.90	2.02	(0.68)	17,494	235
56.68	0.90	6.47	(0.72)	4,294	245

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy

17

Notes to Financial Statements (continued)

is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2017, the effective management fee, net of waivers, was at an annualized rate of 0.27% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2017 and continuing through April 30, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary

18

Notes to Financial Statements (continued)

to limit total net annual operating expenses to an annual rate of 0.90%. This agreement may be terminated prior to April 30, 2018 only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

As of December 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(920,342)
Temporary differences	(2,269)
Unrealized gains – net	7,445,485
Total accumulated gains – net	$6,522,874

*	The capital losses will carry forward indefinitely.

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$32,296,108
Gross unrealized gain	8,236,112
Gross unrealized loss	(790,627)
Net unrealized security gain	$7,445,485

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

19

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Paid-in Capital
$178,317	$(178,317)

The permanent differences are attributable to the tax treatment of net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

Purchases	Sales
$36,536,142	$34,720,298

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2017.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund engaged in cross-trades purchases of $81,330 and sales of $159,651, which resulted in net realized gains of $27,972.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$379,716	$–	$379,716
Total	$379,716	$–	$379,716

20

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$379,716	$–	$–	$(379,716)	$–
Total	$379,716	$–	$–	$(379,716)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

21

Notes to Financial Statements (concluded)

During the fiscal year ended December 31, 2017, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor over time depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. Growth stocks are often more sensitive to marker fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. The shares of small and mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	371,336	738,518
Reinvestment of distributions	–	–
Shares reacquired	(282,612)	(716,390)
Increase	88,724	22,128

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of Developing Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Developing Growth Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Developing Growth Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/ Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, and five-year periods. The Board considered that

29

Approval of Advisory Contract (continued)

Lord Abbett was implementing a plan intended to improve the performance of its equity Funds. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory

30

Approval of Advisory Contract (concluded)

services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Developing Growth Portfolio	SFDG-PORT-3 (02/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Fundamental Equity Portfolio

For the fiscal year ended December 31, 2017

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund – Fundamental Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Fundamental Equity Portfolio for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 12.57%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 13.66% over the same period.

The domestic equity market (as represented by the S&P 500® Index2) returned 21.83%, ending the year with its strongest quarterly performance in two years and marking its first calendar year with 12 consecutive months of positive performance. Much of the market momentum was driven by the anticipation of supportive U.S. fiscal policies, as the passage of the Tax Cut and Jobs Act and the prospect of significant infrastructure spending drove the forecast of U.S. gross domestic product (GDP) growth incrementally higher. These forces persisted despite a myriad of geopolitical and environmental headwinds, as North Korea, U.S. political tenions, and Hurricanes Harvey, Irma, and Maria all had the potential to derail the market’s forward progress.

During the year the National Federation of Independent Business Index of Small Business Confidence reached a 34

1

year high, marking its second-highest level in the history of the index. The University of Michigan’s average consumer confidence for the year was the highest since 2000, while consumer spending reached an all-time high in the third quarter. A reoccurring theme persisted throughout the year with large caps outperforming small caps and value stocks significantly outpacing their growth oriented peers.

The U.S. economy continued to expand during the trailing 12-month period. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, an increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal consumption and federal government spending increased, quarter-over-quarter. The Federal Reserve (Fed) gradually raised the Fed Funds rate over the trailing 12-month period by raising interest rates by 25bps three times, ultimately reaching a target range of 1.25-1.50%. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, and was reported at 4.1% in December, a decline of 0.6% year-over-year.

The Fund underperformed its index for the period. During the trailing 12-month period, the largest detractors from relative performance were the financials and consumer staples sectors. Within the financials sector, shares of Signature Bank, a full-service commercial bank, fell after the bank had to write down its taxi medallion portfolio due to increased pressure from the ride-share industry, which resulted in loan losses. TD Ameritrade Holding Corp., a brokerage, mutual fund, and banking company, found itself involved in a price war in the beginning of the year as competing firms lowered commissions on online retail trading, which led shares of the company to decline. Within the consumer staples sector, shares of CVS Health Corp., a pharmacy and health care provider, dropped after sales in the retail segment fell due to the impact of the three large hurricanes during the year. Shares further declined after analysts suggested that Amazon would be in the business of selling prescription drugs in the next few years. Shares of Mondelez International Inc., a manufacturer of snack food and beverage products, dropped due to disappointing organic sales after a cyberattack crippled the company’s corporate computer systems and disrupted the company’s ability to ship and invoice.

Among the largest contributors to relative performance during the trailing 12-month period were the industrials and the consumer discretionary sectors. Within the industrials sector, the portfolio’s holding of CSX Corp., a rail-based freight transportation company, contributed to performance as shares of the company jumped in the beginning of the year due to speculation that Canadian Pacific’s former CEO, Hunter Harrison, would be installed as CEO of CSX via activism. Despite his sudden

2

death at the end of 2017, investors appeared to be confident that Harrison, who became CEO of CSX in March 2017, implemented necessary structural changes throughout the year in order to drive future performance. Shares of Ametek, Inc., a global manufacturer of electric instruments and electromechanical devices, rose throughout the year after producing strong organic growth through its digital marketing investments and initiatives around sales force training and development coupled with the company’s successful “growth by M&A” strategy. Within the consumer discretionary sector, shares of Lennar Corp., a homebuilding company, rose due to the company’s improving fundamentals and focus on technology to optimize returns. Shares of Burlington Stores, Inc., an owner and operator of clothing retail stores, also rose due to improving sales, efficient inventory management, and the growth of its online presence.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, Russell 3000® Index, Russell 3000® Value Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the
	Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Class VC	12.57%	12.85%	7.53%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 - 12/31/17†
Class VC
Actual	$1,000.00	$1,085.40	$6.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Consumer Discretionary	5.55%
Consumer Staples	7.85%
Energy	11.90%
Financials	27.81%
Health Care	12.79%
Industrials	9.99%
Information Technology	11.64%
Materials	3.26%
Real Estate	1.61%
Telecommunication Services	2.58%
Utilities	3.15%
Repurchase Agreement	1.87%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.24%

Aerospace & Defense 1.27%
General Dynamics Corp.	24,349	$4,954

Airlines 1.20%
Delta Air Lines, Inc.	83,296	4,665

Banks 16.72%
Bank of America Corp.	287,277	8,480
Citigroup, Inc.	115,079	8,563
Citizens Financial Group, Inc.	177,041	7,432
Comerica, Inc.	48,574	4,217
East West Bancorp, Inc.	95,245	5,794
JPMorgan Chase & Co.	174,621	18,674
Signature Bank*	34,789	4,775
Webster Financial Corp.	72,259	4,058
Wells Fargo & Co.	49,395	2,997
Total		64,990

Beverages 1.58%
Coca-Cola Co. (The)	62,221	2,854
PepsiCo, Inc.	27,500	3,298
Total		6,152

Building Products 1.05%
Owens Corning	44,554	4,096

Capital Markets 3.29%
Charles Schwab Corp. (The)	43,682	2,244
Goldman Sachs Group,
Inc. (The)	22,077	5,624
Invesco Ltd.	134,511	4,915
Total		12,783

Chemicals 2.39%
DowDuPont, Inc.	130,250	9,276

Communications Equipment 3.04%
Cisco Systems, Inc.	308,700	11,823

Consumer Finance 1.67%
Discover Financial Services	84,440	6,495
Investments	Shares	Fair Value (000)
Diversified Telecommunication Services 2.58%
AT&T, Inc.	258,469	$10,049

Electric: Utilities 3.15%
Duke Energy Corp.	76,195	6,409
NextEra Energy, Inc.	37,402	5,842
Total		12,251

Electrical Equipment 1.61%
AMETEK, Inc.	86,404	6,262

Electronic Equipment, Instruments & Components 1.36%
Corning, Inc.	165,568	5,297

Energy Equipment & Services 1.30%
Halliburton Co.	103,208	5,044

Equity Real Estate Investment Trusts 1.62%
Boston Properties, Inc.	15,180	1,974
Prologis, Inc.	66,843	4,312
Total		6,286

Food & Staples Retailing 3.00%
CVS Health Corp.	47,802	3,466
Wal-Mart Stores, Inc.	82,839	8,180
Total		11,646

Food Products 0.81%
Mondelez International, Inc.
Class A	73,213	3,134

Health Care Equipment & Supplies 4.08%
Abbott Laboratories	174,600	9,964
Baxter International, Inc.	77,208	4,991
Boston Scientific Corp.*	37,363	926
Total		15,881

Health Care Providers & Services 2.22%
Aetna, Inc.	16,104	2,905
HCA Healthcare, Inc.*	26,949	2,367
UnitedHealth Group, Inc.	15,207	3,353
Total		8,625

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 1.42%
Carnival Corp.	37,015	$2,457
Yum! Brands, Inc.	37,411	3,053
Total		5,510

Household Durables 0.35%
Lennar Corp. Class A	21,721	1,374

Household Products 1.38%
Clorox Co. (The)	21,930	3,262
Colgate-Palmolive Co.	28,000	2,112
Total		5,374

Industrial Conglomerates 1.99%
General Electric Co.	53,400	932
Honeywell International, Inc.	44,385	6,807
Total		7,739

Insurance 6.17%
Allstate Corp. (The)	73,700	7,717
Chubb Ltd. (Switzerland)(a)	45,800	6,693
Hartford Financial Services Group, Inc. (The)	87,663	4,934
MetLife, Inc.	91,659	4,634
Total		23,978

Internet Software & Services 0.72%
Alphabet, Inc. Class A*	2,652	2,794

Life Sciences Tools & Services 0.49%
Thermo Fisher Scientific, Inc.	10,030	1,904

Machinery 2.30%
Dover Corp.	51,175	5,168
ITT, Inc.	70,715	3,774
Total		8,942

Media 1.31%
Comcast Corp. Class A	54,906	2,199
Walt Disney Co. (The)	27,041	2,907
Total		5,106
Investments	Shares	Fair Value (000)
Metals & Mining 0.87%
Reliance Steel &
Aluminum Co.	39,572	$3,395

Oil, Gas & Consumable Fuels 10.62%
Chevron Corp.	107,018	13,398
ConocoPhillips	139,300	7,646
Devon Energy Corp.	130,900	5,419
EOG Resources, Inc.	61,892	6,679
Exxon Mobil Corp.	23,727	1,984
Royal Dutch Shell plc Class A ADR	92,319	6,159
Total		41,285

Pharmaceuticals 6.02%
Allergan plc	14,991	2,452
Johnson & Johnson	97,900	13,679
Merck & Co., Inc.	34,505	1,942
Novartis AG ADR	63,275	5,312
Total		23,385

Road & Rail 0.57%
CSX Corp.	40,452	2,225

Semiconductors & Semiconductor Equipment 3.35%
Broadcom Ltd.	6,322	1,624
Intel Corp.	165,222	7,627
Marvell Technology Group Ltd.	123,826	2,659
QUALCOMM, Inc.	17,624	1,128
Total		13,038

Software 2.69%
Microsoft Corp.	62,564	5,352
Oracle Corp.	108,332	5,122
Total		10,474

Specialty Retail 2.47%
Burlington Stores, Inc.*	26,318	3,238
Home Depot, Inc. (The)	10,603	2,010
Lowe’s Cos., Inc.	46,806	4,350
Total		9,598

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2017

Investments	Shares	Fair Value (000)
Technology Hardware, Storage & Peripherals 0.49%
Apple, Inc.	11,159	$1,888

Tobacco 1.09%
Altria Group, Inc.	27,640	1,974
Philip Morris
International, Inc.	21,520	2,273
Total		4,247
Total Common Stocks (cost $334,086,363)		381,965
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.88%

Repurchase Agreement
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $6,165,000 of U.S. Treasury Bond at 7.875% due 2/15/2021; value: $7,441,821; proceeds: $7,294,890 (cost $7,294,452)	$7,294	$7,294
Total Investments in Securities 100.12% (cost $341,380,815)		389,259
Liabilities in Excess of Other Assets (0.12)%		(460)
Net Assets 100.00%		$388,799

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$381,965	$—	$—	$381,965
Repurchase Agreement	—	7,294	—	7,294
Total	$381,965	$7,294	$—	$389,259

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2017.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $341,380,815)	$389,258,795
Receivables:
Interest and dividends	300,285
Capital shares sold	14,536
From advisor (See Note 3)	13,935
Prepaid expenses	1,922
Total assets	389,589,473
LIABILITIES:
Payables:
Management fee	247,735
Capital shares reacquired	127,919
Directors’ fees	51,644
Fund administration	13,213
Accrued expenses	350,361
Total liabilities	790,872
NET ASSETS	$388,798,601
COMPOSITION OF NET ASSETS:
Paid-in capital	$340,527,645
Distributions in excess of net investment income	(51,644)
Accumulated net realized gain on investments	444,620
Net unrealized appreciation on investments	47,877,980
Net Assets	$388,798,601
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	20,613,386
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$18.86

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $10,944)	$8,256,136
Interest	10,620
Total investment income	8,266,756
Expenses:
Management fee	2,876,869
Non 12b-1 service fees	959,041
Shareholder servicing	409,660
Fund administration	153,433
Professional	57,005
Reports to shareholders	41,534
Custody	21,226
Directors’ fees	10,852
Other	28,979
Gross expenses	4,558,599
Expense reductions (See Note 8)	(3,487)
Fees waived and expenses reimbursed (See Note 3)	(143,913)
Net expenses	4,411,199
Net investment income	3,855,557
Net realized and unrealized gain:
Net realized gain on investments	31,007,779
Net change in unrealized appreciation/depreciation on investments	10,765,589
Net realized and unrealized gain	41,773,368
Net Increase in Net Assets Resulting From Operations	$45,628,925

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income	$3,855,557	$4,564,594
Net realized gain on investments	31,007,779	7,678,555
Net change in unrealized appreciation/depreciation on investments	10,765,589	39,219,549
Net increase in net assets resulting from operations	45,628,925	51,462,698
Distributions to shareholders from:
Net investment income	(3,948,579)	(4,325,749)
Net realized gain	(29,231,636)	(7,059,588)
Total distributions to shareholders	(33,180,215)	(11,385,337)
Capital share transactions (See Note 13):
Proceeds from sales of shares	13,642,490	248,253,422
Reinvestment of distributions	33,180,215	11,385,337
Cost of shares reacquired	(57,991,110)	(173,204,196)
Net increase (decrease) in net assets resulting from capital share transactions	(11,168,405)	86,434,563
Net increase in net assets	1,280,305	126,511,924
NET ASSETS:
Beginning of year	$387,518,296	$261,006,372
End of year	$388,798,601	$387,518,296
Distributions in excess of net investment income	$(51,644)	$(48,682)

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2017	$18.30	$0.19	$ 2.10	$ 2.29	$(0.21)	$(1.52)	$(1.73)
12/31/2016	16.28	0.23	2.34	2.57	(0.21)	(0.34)	(0.55)
12/31/2015	18.61	0.16	(0.79)	(0.63)	(0.21)	(1.49)	(1.70)
12/31/2014	21.03	0.09	1.43	1.52	(0.10)	(3.84)	(3.94)
12/31/2013	17.61	0.05	6.18	6.23	(0.05)	(2.76)	(2.81)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$18.86	12.57	1.15	1.19	1.01	$388,799	106
18.30	15.74	1.15	1.20	1.36	387,518	132
16.28	(3.44)	1.15	1.21	0.90	261,006	135
18.61	7.14	1.15	1.19	0.43	442,860	132
21.03	35.76	1.15	1.18	0.26	465,208	87

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent

17

Notes to Financial Statements (continued)

buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2017, the effective management fee, net of waivers, was at an annualized rate of .71% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

During the fiscal year ended December 31, 2017 and continuing through April 30, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016 was as follows:

	Year Ended 12/31/2017	Year Ended 12/31/2016
Distributions paid from:
Ordinary income	$24,955,446	$9,867,397
Net long-term capital gains	8,224,769	1,517,940
Total distributions paid	$33,180,215	$11,385,337

As of December 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$1,857,839
Undistributed long-term capital gains	1,013,879
Total undistributed earnings	2,871,718
Temporary differences	(51,644)
Unrealized gains – net	45,450,882
Total accumulated gains – net	$48,270,956

19

Notes to Financial Statements (continued)

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$343,807,913
Gross unrealized gain	48,428,975
Gross unrealized loss	(2,978,093)
Net unrealized security gain	$45,450,882

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$90,060	$(90,060)

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

Purchases	Sales
$398,304,735	$439,027,765

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2017.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2017, the Fund engaged in cross-trades sales of $1,253,915 and sales of $1,319,228, which resulted in net realized gains of $145,896.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

20

Notes to Financial Statements (continued)

financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Gross Amounts	Recognized Assets Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$7,294,452	$–	$7,294,452
Total	$7,294,452	$–	$7,294,452

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$7,294,452	$–	$–	$(7,294,452)	$–
Total	$7,294,452	$–	$–	$(7,294,452)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

21

Notes to Financial Statements (continued)

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2017, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks, especially over the short term. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell

22

Notes to Financial Statements (concluded)

these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	723,908	15,238,804
Reinvestment of distributions	1,762,529	620,615
Shares reacquired	(3,047,575)	(10,720,561)
Increase (decrease)	(561,138)	5,138,858

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of Fundamental Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fundamental Equity Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fundamental Equity Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/ Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of appropriate benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the three-, five-, and ten-year periods and below the

30

Approval of Advisory Contract (continued)

median for the one-year period. The Board considered that Lord Abbett was implementing a plan intended to improve the performance of its equity Funds. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was above the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord

31

Approval of Advisory Contract (concluded)

Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 33% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the year ended December 31, 2017, $21,026,825 and $8,224,769, respectively, represent short-term capital gains and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Fundamental Equity Portfolio	SFFE-PORT-3 (02/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth and Income Portfolio

For the fiscal year ended December 31, 2017

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Growth and Income Portfolio
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund - Growth and Income Portfolio for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 13.38%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 13.66% over the same period.

The domestic equity market (as represented by the S&P 500® Index2) returned 21.83%, ending the year with its strongest quarterly performance in two years and marking its first calendar year with 12 consecutive months of positive performance. Much of the market momentum was driven by the anticipation of supportive U.S. fiscal policies, as the passage of the Tax Cut and Jobs Act and the prospect of significant infrastructure spending drove the forecast of U.S. gross domestic product (GDP) growth incrementally higher. These forces persisted despite a myriad of geopolitical and environmental headwinds, as North Korea, U.S. political tensions, and Hurricanes Harvey, Irma and Maria all had the potential to derail the market’s forward progress.

During the year the National Federation of Independent Business Small Business

1

Confidence Index reached a 34 year high, marking its second-highest level in the history of the index. The University of Michigan’s average consumer confidence for the year was the highest since 2000, while consumer spending reached an all-time high in the third quarter. A reoccurring theme persisted throughout the year with large caps outperforming small caps and value stocks significantly outpacing their growth oriented peers.

The U.S. economy continued to expand during the trailing 12-month period. U.S. gross domestic product (GDP) grew at a 3.2% pace during the third quarter, an increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal consumption and federal government spending increased, quarter-over-quarter. The Federal Reserve (Fed) gradually raised the Fed Funds rate over the trailing 12-month period by raising interest rates by 25bps three times, ultimately reaching a target range of 1.25-1.50%. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, and was reported at 4.1% in December, a decline of 0.6% year-over-year.

The Fund underperformed its index for the period. During the trailing 12-month period, the largest detractors from relative performance were the financials and consumer staples sectors. Within the financials sector, shares of Signature Bank, a full-service commercial bank, fell after the bank had to write down its taxi medallion portfolio due to increased pressure from the ride-share industry, which resulted in loan losses. TD Ameritrade Holding Corp., a brokerage, mutual fund, and banking company, found itself involved in a price war in the beginning of the year as competing firms lowered commissions on online retail trading, which led shares of the company to decline. Within the consumer staples sector, shares of Mondelez International Inc., a manufacturer of snack food and beverage products, dropped due to disappointing organic sales after a cyberattack crippled the company’s corporate computer systems and disrupted the company’s ability to ship and invoice. Shares of CVS Health Corp., a pharmacy and health care provider, dropped after sales in the retail segment fell due to the impact of the three large hurricanes during the year. Shares further declined after analysts suggested that Amazon would be in the business of selling prescription drugs during the next few years.

Among the largest contributors to relative performance during the trailing 12-month period were the industrials and the consumer discretionary sectors. Within the industrials sector, the portfolio’s holding of CSX Corp., a rail-based freight transportation company, contributed to performance as shares of the company jumped in the beginning of the year due to speculation that Canadian Pacific’s former CEO, Hunter Harrison, would be installed as CEO of CSX via activism. Despite his sudden death at the end of 2017, investors appeared to be confident that Harrison,

2

who became CEO of CSX in March 2017, implemented necessary structural changes throughout the year in order to drive future performance. Shares of Ametek, Inc., a global manufacturer of electric instruments and electromechanical devices, rose throughout the year after producing strong organic growth through its digital marketing investments and initiatives around sales force training and development coupled with the company’s successful “growth by M&A” strategy. Within the consumer discretionary sector, shares of Lennar Corp., a homebuilding company, rose due to the company’s improving fundamentals and focus on technology to optimize returns. Shares of Burlington Stores, Inc., an owner and operator of clothing retail stores, also rose due to improving sales, efficient inventory management, and the growth of its online presence.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Class VC	13.38%	13.54%	5.83%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 - 12/31/17
Class VC
Actual	$1,000.00	$1,091.00	$4.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Consumer Discretionary	5.52%
Consumer Staples	7.81%
Energy	11.83%
Financials	28.40%
Health Care	12.69%
Industrials	9.91%
Information Technology	11.54%
Materials	3.14%
Real Estate	1.60%
Telecommunication Services	2.57%
Utilities	3.13%
Repurchase Agreement	1.86%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.57%

Aerospace & Defense 1.27%
General Dynamics Corp.	43,577	$8,866

Airlines 1.20%
Delta Air Lines, Inc.	148,966	8,342

Banks 17.45%
Bank of America Corp.	513,820	15,168
Citigroup, Inc.	205,816	15,315
Citizens Financial Group, Inc.	316,440	13,284
Comerica, Inc.	99,819	8,665
East West Bancorp, Inc.	197,391	12,008
JPMorgan Chase & Co.	311,865	33,351
Signature Bank*	61,715	8,471
Webster Financial Corp.	177,172	9,950
Wells Fargo & Co.	88,367	5,361
Total		121,573

Beverages 1.58%
Coca-Cola Co. (The)	111,216	5,103
PepsiCo, Inc.	49,100	5,888
Total		10,991

Building Products 1.05%
Owens Corning	79,578	7,316

Capital Markets 3.26%
Charles Schwab Corp. (The)	78,159	4,015
Goldman Sachs Group, Inc. (The)	39,250	9,999
Invesco Ltd.	238,082	8,700
Total		22,714

Chemicals 2.29%
DowDuPont, Inc.	223,531	15,920

Communications Equipment 3.04%
Cisco Systems, Inc.	552,120	21,146

Consumer Finance 1.67%
Discover Financial Services	150,973	11,613
Investments	Shares	Fair Value (000)
Diversified Telecommunication Services 2.58%
AT&T, Inc.	462,148	$17,968

Electric: Utilities 3.14%
Duke Energy Corp.	136,099	11,447
NextEra Energy, Inc.	66,871	10,445
Total		21,892

Electrical Equipment 1.60%
AMETEK, Inc.	153,420	11,118

Electronic Equipment, Instruments & Components 1.36%
Corning, Inc.	295,522	9,454

Energy Equipment & Services 1.30%
Halliburton Co.	184,655	9,024

Equity Real Estate Investment Trusts 1.60%
Boston Properties, Inc.	27,096	3,523
Prologis, Inc.	118,535	7,647
Total		11,170

Food & Staples Retailing 2.99%
CVS Health Corp.	85,447	6,195
Wal-Mart Stores, Inc.	148,193	14,634
Total		20,829

Food Products 0.80%
Mondelez International, Inc.
Class A	130,941	5,604

Health Care Equipment & Supplies 4.07%
Abbott Laboratories	311,829	17,796
Baxter International, Inc.	138,057	8,924
Boston Scientific Corp.*	66,683	1,653
Total		28,373

Health Care Providers & Services 2.21%
Aetna, Inc.	28,784	5,192
HCA Healthcare, Inc.*	48,074	4,223
UnitedHealth Group, Inc.	27,259	6,010
Total		15,425

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 1.41%
Carnival Corp.	65,749	$4,364
Yum! Brands, Inc.	66,933	5,462
Total		9,826

Household Durables 0.35%
Lennar Corp. Class A	38,860	2,458

Household Products 1.38%
Clorox Co. (The)	39,283	5,843
Colgate-Palmolive Co.	50,100	3,780
Total		9,623

Industrial Conglomerates 1.97%
General Electric Co.	95,533	1,667
Honeywell International, Inc.	78,647	12,061
Total		13,728

Insurance 6.14%
Allstate Corp. (The)	131,900	13,811
Chubb Ltd. (Switzerland)(a)	81,856	11,962
Hartford Financial Services Group, Inc. (The)	155,197	8,734
MetLife, Inc.	163,945	8,289
Total		42,796

Internet Software & Services 0.66%
Alphabet, Inc. Class A*	4,371	4,604

Life Sciences Tools & Services 0.49%
Thermo Fisher Scientific, Inc.	18,007	3,419

Machinery 2.29%
Dover Corp.	91,465	9,237
ITT, Inc.	126,365	6,744
Total		15,981

Media 1.31%
Comcast Corp. Class A	98,040	3,926
Walt Disney Co. (The)	48,429	5,207
Total		9,133
Investments	Shares	Fair Value (000)
Metals & Mining 0.87%
Reliance Steel & Aluminum Co.	70,851	$6,078

Oil, Gas & Consumable Fuels 10.59%
Chevron Corp.	191,401	23,962
ConocoPhillips	248,900	13,662
Devon Energy Corp.	234,100	9,692
EOG Resources, Inc.	109,968	11,867
Exxon Mobil Corp.	42,400	3,546
Royal Dutch Shell plc Class A ADR	165,077	11,012
Total		73,741

Pharmaceuticals 5.97%
Allergan plc	26,757	4,377
Johnson & Johnson	173,573	24,252
Merck & Co., Inc.	61,674	3,470
Novartis AG ADR	113,076	9,494
Total		41,593

Road & Rail 0.57%
CSX Corp.	72,345	3,980

Semiconductors & Semiconductor Equipment 3.35%
Broadcom Ltd.	11,292	2,901
Intel Corp.	295,314	13,632
Marvell Technology Group Ltd.	221,368	4,753
QUALCOMM, Inc.	31,538	2,019
Total		23,305

Software 2.71%
Microsoft Corp.	113,143	9,678
Oracle Corp.	193,875	9,167
Total		18,845

Specialty Retail 2.47%
Burlington Stores, Inc.*	47,139	5,799
Home Depot, Inc. (The)	18,956	3,593
Lowe’s Cos., Inc.	83,732	7,782
Total		17,174

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2017

Investments	Shares	Fair Value (000)
Technology Hardware, Storage & Peripherals 0.49%
Apple, Inc.	19,960	$3,378

Tobacco 1.09%
Altria Group, Inc.	49,358	3,525
Philip Morris International, Inc.	38,479	4,065
Total		7,590
Total Common Stocks (cost $586,587,981)		686,590
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.87%

Repurchase Agreement
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $13,650,000 of U.S. Treasury Note at 1.125% due 2/28/2021; value: $13,313,937; proceeds: $13,052,236 (cost $13,051,453)	$13,051	$13,051
Total Investments in Securities 100.44% (cost $599,639,434)		699,641
Other Assets in Excess of Liabilities (0.44)%		(3,077)
Net Assets 100.00%		$696,564

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$686,590	$–	$–	$686,590
Repurchase Agreement	–	13,051	–	13,051
Total	$686,590	$13,051	$–	$699,641

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2017.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $599,639,434)	$699,640,974
Receivables:
Interest and dividends	526,669
Capital shares sold	8,672
Prepaid expenses	4,292
Total assets	700,180,607
LIABILITIES:
Payables:
Capital shares reacquired	2,366,435
Management fee	295,361
Directors’ fees	205,674
Fund administration	23,629
Accrued expenses	725,549
Total liabilities	3,616,648
NET ASSETS	$696,563,959
COMPOSITION OF NET ASSETS:
Paid-in capital	$596,084,715
Distributions in excess of net investment income	(205,674)
Accumulated net realized gain on investments	683,378
Net unrealized appreciation on investments	100,001,540
Net Assets	$696,563,959
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	18,749,752
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$37.15

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $19,582)	$15,244,949
Interest and other	15,964
Total investment income	15,260,913
Expenses:
Management fee	3,496,532
Non 12b-1 service fees	1,748,050
Shareholder servicing	749,663
Fund administration	279,723
Professional	77,426
Reports to shareholders	43,687
Custody	21,241
Directors’ fees	19,875
Other	55,112
Gross expenses	6,491,309
Expense reductions (See Note 8)	(6,341)
Net expenses	6,484,968
Net investment income	8,775,945
Net realized and unrealized gain:
Net realized gain on investments	70,166,662
Net change in unrealized appreciation/depreciation on investments	8,637,716
Net realized and unrealized gain	78,804,378
Net Increase in Net Assets Resulting From Operations	$87,580,323

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income	$8,775,945	$10,810,723
Net realized gain on investments	70,166,662	8,690,520
Net change in unrealized appreciation/depreciation on investments	8,637,716	91,213,658
Net increase in net assets resulting from operations	87,580,323	110,714,901
Distributions to shareholders from:
Net investment income	(9,018,929)	(10,267,052)
Net realized gain	(66,734,396)	(9,421,851)
Total distributions to shareholders	(75,753,325)	(19,688,903)
Capital share transactions (See Note 13):
Proceeds from sales of shares	17,368,355	19,444,471
Reinvestment of distributions	75,753,394	19,688,903
Cost of shares reacquired	(126,934,815)	(135,907,144)
Net decrease in net assets resulting from capital share transactions	(33,813,066)	(96,773,770)
Net decrease in net assets	(21,986,068)	(5,747,772)
NET ASSETS:
Beginning of year	$718,550,027	$724,297,799
End of year	$696,563,959	$718,550,027
Distributions in excess of net investment income	$(205,674)	$(212,408)

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2017	$36.72	$0.48	$ 4.39	$ 4.87	$(0.53)	$(3.91)	$(4.44)
12/31/2016	32.21	0.52	4.99	5.51	(0.52)	(0.48)	(1.00)
12/31/2015	35.54	0.40	(1.43)	(1.03)	(0.44)	(1.86)	(2.30)
12/31/2014	33.24	0.22	2.33	2.55	(0.25)	–	(0.25)
12/31/2013	24.59	0.16	8.66	8.82	(0.17)	–	(0.17)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$37.15	13.38	0.93	1.26	$ 696,564	97
36.72	17.11	0.94	1.54	718,550	98
32.21	(2.86)	0.94	1.15	724,298	105
35.54	7.65	0.93	0.65	882,379	122
33.24	35.90	0.92	0.54	1,011,786	88

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund’s Variable Contract class shares (“Class VC Shares”), are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity,

16

Notes to Financial Statements (continued)

reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

17

Notes to Financial Statements (continued)

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2017, the effective management fee paid to Lord Abbett was at an annualized rate of .50% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016 were as follows:

	Year Ended 12/31/2017	Year Ended 12/31/2016
Distributions paid from:
Ordinary income	$33,415,693	$17,544,959
Net long-term capital gains	42,337,632	2,143,944
Total distributions paid	$75,753,325	$19,688,903

As of December 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$5,596,688
Undistributed long-term capital gains	2,969,138
Total undistributed earnings	8,565,826
Temporary differences	(205,674)
Unrealized gains – net	92,119,092
Total accumulated gains – net	$100,479,244

19

Notes to Financial Statements (continued)

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$607,521,882
Gross unrealized gain	96,656,493
Gross unrealized loss	(4,537,401)
Net unrealized security gain	$92,119,092

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in
Excess of Net	Accumulated Net
Investment Income	Realized Gain
$249,718	$(249,718)

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

Purchases	Sales
$666,615,019	$771,979,978

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2017.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2017, the Fund engaged in cross-trades purchase of $2,240,745, and sales of $2,412,342, which resulted in net realized gains of $262,604.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$13,051,453	$–	$13,051,453
Total	$13,051,453	$–	$13,051,453

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$13,051,453	$–	$–	$(13,051,453)	$–
Total	$13,051,453	$–	$–	$(13,051,453)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

21

Notes to Financial Statements (concluded)

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-ended management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2017, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies.. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to its investments in multinational companies, foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	459,722	565,181
Reinvestment of distributions	2,044,858	534,694
Shares reacquired	(3,324,857)	(4,015,682)
Decrease	(820,277)	(2,915,807)

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of Growth and Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth and Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Growth and Income Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the three- and five-year periods, equal to the median for the ten-year period, and below the median for the one-year period. The Board considered that Lord Abbett was implementing a plan intended to improve the performance of its equity Funds.

29

Approval of Advisory Contract (continued)

The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord

30

Approval of Advisory Contract (concluded)

Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 44% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the year ended December 31, 2017, $24,437,917 and $42,337,632, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth and Income Portfolio	LASFGI-3 (02/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth Opportunities Portfolio

For the fiscal year ended December 31, 2017

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund – Growth Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund - Growth Opportunities Portfolio for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 22.91%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned 25.27% over the same period.

The domestic equity market (as represented by the S&P 500® Index2) returned 21.83%, ending the year with its strongest quarterly performance in two years and marking its first calendar year with 12 consecutive months of positive performance. Much of the market momentum was driven by the anticipation of supportive U.S. fiscal policies, as the passage of the Tax Cut and Jobs Act and the prospect of significant infrastructure spending drove the forecast for U.S. gross domestic product (GDP) growth incrementally higher. These forces persisted despite a myriad of geopolitical and environmental headwinds, as threats from North Korea, U.S. political tensions, and Hurricanes Harvey, Irma, and Maria all had the potential to derail the market’s forward progress.

During the year, the National Federation of Independent Business Small Business Confidence Index reached a 34

1

year high, marking its second-highest level in the history of the index. The University of Michigan’s average consumer confidence measure for the year was the highest since 2000, while consumer spending reached an all-time high in the third quarter. A reoccurring theme persisted throughout the year with large caps outperforming small caps and value stocks significantly outpacing their growth-oriented peers.

The U.S. economy continued to expand during the trailing 12-month period. U.S. GDP grew at a 3.2% pace during the third quarter, an increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third-quarter personal consumption and federal government spending increased, quarter-over-quarter. The Federal Reserve raised target rates three times during the year, changing the target range in December from 1.00–1.25% to 1.25–1.50%. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, and was reported at 4.1% in December, a decline of 0.6% year-over-year.

Security selection in the health care sector was the largest detractor from the Fund’s relative performance during the period. Within the health care sector, the Fund’s holdings of Dexcom, Inc., a manufacturer of medical devices, detracted most. Shares of Dexcom fell as Abbott Laboratories’ flash glucose monitor, Libre, received a “concomitant nonadjunctive to fingerstick label”, meaning the utilization of fingersticks alongside its monitoring systems is not required. This development eliminated a key competitive advantage of Dexcom’s G5 product, undercutting its addressable market. The Fund’s position in TESARO, Inc., a biopharmaceutical company focused on oncology, also detracted from performance. New competition from Astra Zeneca’s Lynparza, a PARP inhibitor, pressured future revenue estimates for TESARO’s Zejula drug.

Security selection and a modest overweight to the information technology sector also detracted from the Fund’s relative performance. The Fund’s holdings of Akamai Technologies, Inc., a cloud service provider, detracted. Shares of Akamai Technologies fell as the company faced multiple headwinds over the past year. Akamai’s slowing media segment, an increasingly competitive industry environment, and the risk of clients insourcing business capabilities, resulted in continued pressure on the company’s earnings and stock price.

During the period, security selection in the consumer discretionary sector was the largest contributor to the Fund’s relative performance. Within the consumer discretionary sector, the Fund’s holdings of Wynn Resorts, Ltd., a developer of casino resorts, contributed to performance. Shares of Wynn rose as strong growth within the Macau gaming market, specifically the VIP segment, drove revenues higher. The Fund’s

2

position in Marriott International, Inc., a global lodging and hotel company, contributed. Shares of Marriott rose throughout the period driven by substantial cost and revenue synergies associated with its merger with Starwood, and its large share repurchase program.

Security selection and an underweight to the consumer staples sector also contributed to the Fund’s relative performance. The Fund’s position in Brown-Forman Corp., a distributor of alcoholic beverages, contributed. Shares of Brown-Forman rose as the company experienced significant sales growth, specifically in the United States and emerging markets.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2017

	1 Year	5 Years	10 Years
Class VC	22.91%	13.19%	7.74%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

2   The Fund (Class VC shares) at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 – 12/31/17
Class VC
Actual	$1,000.00	$1,093.70	$5.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Consumer Discretionary	19.16%
Consumer Staples	3.23%
Energy	1.27%
Financials	11.52%
Health Care	15.22%
Industrials	15.11%
Information Technology	27.52%
Materials	6.10%
Real Estate	0.59%
Repurchase Agreement	0.28%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6	See Notes to Financial Statements.

Schedule of Investments

December 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.97%

Air Freight & Logistics 0.87%
Expeditors International of Washington, Inc.	18,032	$1,166

Banks 2.25%
First Republic Bank	15,450	1,339
Western Alliance Bancorp*	29,604	1,676
Total		3,015

Beverages 1.33%
Brown-Forman Corp. Class B	25,916	1,780

Biotechnology 3.50%
Alexion Pharmaceuticals, Inc.*	8,834	1,056
Incyte Corp., Ltd.*	9,921	940
Insmed, Inc.*	23,532	734
Repligen Corp.*	15,877	576
TESARO, Inc.*	5,174	429
Vertex Pharmaceuticals, Inc.*	6,407	960
Total		4,695

Building Products 1.40%
A.O. Smith Corp.	13,581	832
Allegion plc (Ireland)(a)	13,068	1,040
Total		1,872

Capital Markets 5.35%
Cboe Global Markets, Inc.	10,950	1,364
E*TRADE Financial Corp.*	29,857	1,480
MarketAxess Holdings, Inc.	5,155	1,040
Moody’s Corp.	16,614	2,452
MSCI, Inc.	6,635	840
Total		7,176

Chemicals 2.78%
Axalta Coating Systems Ltd.*	45,364	1,468
FMC Corp.	23,924	2,265
Total		3,733

Commercial Services & Supplies 1.18%
Cintas Corp.	10,160	1,583
Investments	Shares	Fair Value (000)
Construction Materials 1.37%
Vulcan Materials Co.	14,357	$1,843

Consumer Finance 0.78%
SLM Corp.*	93,044	1,051

Containers & Packaging 1.96%
Ball Corp.	32,586	1,234
Owens-Illinois, Inc.*	63,293	1,403
Total		2,637

Diversified Consumer Services 0.87%
Service Corp. International	31,337	1,170

Electrical Equipment 3.18%
AMETEK, Inc.	19,979	1,448
Hubbell, Inc.	10,825	1,465
Rockwell Automation, Inc.	6,893	1,353
Total		4,266

Electronic Equipment, Instruments & Components 2.43%
Keysight Technologies, Inc.*	21,351	888
Trimble, Inc.*	35,799	1,455
Universal Display Corp.	5,281	912
Total		3,255

Equity Real Estate Investment Trusts 0.59%
SBA Communications Corp.*	4,826	788

Food Products 1.00%
Hershey Co. (The)	11,844	1,344

Health Care Equipment & Supplies 3.71%
DENTSPLY SIRONA, Inc.	11,913	784
Edwards Lifesciences Corp.*	16,897	1,905
Intuitive Surgical, Inc.*	1,861	679
West Pharmaceutical Services, Inc.	16,337	1,612
Total		4,980

Health Care Providers & Services 0.69%
Centene Corp.*	9,157	924

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 4.96%
Aramark	33,103	$1,415
Marriott International, Inc. Class A	8,290	1,125
Norwegian Cruise Line Holdings Ltd.*	19,263	1,026
Vail Resorts, Inc.	6,923	1,471
Wynn Resorts Ltd.	9,594	1,617
Total		6,654

Household Durables 1.34%
Mohawk Industries, Inc.*	6,521	1,799

Household Products 0.91%
Church & Dwight Co., Inc.	24,308	1,220

Industrial Conglomerates 1.73%
Roper Technologies, Inc.	8,982	2,326

Information Technology Services 7.67%
DXC Technology Co.	21,941	2,082
Euronet Worldwide, Inc.*	15,136	1,276
Fidelity National Information Services, Inc.	23,511	2,212
Global Payments, Inc.	21,320	2,137
Total System Services, Inc.	15,393	1,217
Vantiv, Inc. Class A*	18,571	1,366
Total		10,290

Insurance 3.17%
Progressive Corp. (The)	51,670	2,910
RenaissanceRe Holdings Ltd.	10,694	1,343
Total		4,253

Internet & Direct Marketing Retail 0.76%
Expedia, Inc.	8,526	1,021

Internet Software & Services 2.44%
CoStar Group, Inc.*	6,016	1,786
IAC/InterActiveCorp.*	12,215	1,494
Total		3,280

Leisure Products 0.84%
Hasbro, Inc.	12,428	1,130
Investments	Shares	Fair Value (000)
Life Sciences Tools & Services 4.89%
Agilent Technologies, Inc.	25,556	$1,711
Charles River Laboratories International, Inc.*	11,161	1,222
Illumina, Inc.*	8,222	1,796
Mettler-Toledo International, Inc.*	2,965	1,837
Total		6,566

Machinery 4.85%
Fortive Corp.	26,385	1,909
IDEX Corp.	13,940	1,840
Stanley Black & Decker, Inc.	7,630	1,295
Wabtec Corp.	18,055	1,470
Total		6,514

Multi-Line Retail 3.22%
Dollar General Corp.	23,526	2,188
Dollar Tree, Inc.*	19,900	2,136
Total		4,324

Oil, Gas & Consumable Fuels 1.27%
Cimarex Energy Co.	11,744	1,433
Parsley Energy, Inc. Class A*	9,251	272
Total		1,705

Pharmaceuticals 2.47%
Zoetis, Inc.	46,073	3,319

Road & Rail 1.94%
Genesee & Wyoming, Inc. Class A*	16,547	1,303
J.B. Hunt Transport Services, Inc.	11,298	1,299
Total		2,602

Semiconductors & Semiconductor Equipment 7.13%
Advanced Micro Devices, Inc.*	37,876	389
Analog Devices, Inc.	28,314	2,521
Lam Research Corp.	11,825	2,177
MACOM Technology Solutions Holdings, Inc.*	21,346	695

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Group Ltd.	28,996	$623
Microchip Technology, Inc.	19,780	1,738
Skyworks Solutions, Inc.	15,002	1,424
Total		9,567

Software 7.13%
PTC, Inc.*	22,397	1,361
Red Hat, Inc.*	23,520	2,825
ServiceNow, Inc.*	17,204	2,243
Splunk, Inc.*	15,053	1,247
Ultimate Software Group, Inc. (The)*	8,661	1,890
Total		9,566

Specialty Retail 6.22%
AutoZone, Inc.*	1,844	1,312
Burlington Stores, Inc.*	16,261	2,000
O’Reilly Automotive, Inc.*	6,905	1,661
Tractor Supply Co.	21,722	1,624
Ulta Salon, Cosmetics & Fragrance, Inc.*	7,839	1,753
Total		8,350

Technology Hardware, Storage & Peripherals 0.80%
NetApp, Inc.	19,385	1,072

Textiles, Apparel & Luxury Goods 0.99%
Carter’s, Inc.	11,274	1,325
Total Common Stocks (cost $112,782,970)		134,161
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.28%

Repurchase Agreement
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $325,000 of U.S. Treasury Bond at 7.875% due 2/15/2021; value: $392,310; proceeds: $379,194 (cost $379,172)	$379	$379
Total Investments in Securities 100.25% (cost $113,162,142)		134,540
Liabilities in Excess of Other Assets (0.25)%		(339)
Net Assets 100.00%		$134,201

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$134,161	$–	$–	$134,161
Repurchase Agreement	–	379	–	379
Total	$134,161	$379	$–	$134,540

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2017.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $113,162,142)	$134,540,072
Receivables:
Interest and dividends	32,922
Capital shares sold	27,652
From advisor (See Note 3)	19,309
Prepaid expenses and other assets	284
Total assets	134,620,239
LIABILITIES:
Payables:
Capital shares reacquired	130,152
Management fee	91,505
Directors’ fees	18,184
Fund administration	4,575
Accrued expenses	174,765
Total liabilities	419,181
NET ASSETS	$134,201,058
COMPOSITION OF NET ASSETS:
Paid-in capital	$112,019,881
Accumulated net investment loss	(18,184)
Accumulated net realized gain on investments	821,431
Net unrealized appreciation on investments	21,377,930
Net Assets	$134,201,058
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	9,451,927
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.20

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends	$1,067,479
Interest	851
Total investment income	1,068,330
Expenses:
Management fee	1,056,165
Non 12b-1 service fees	330,258
Shareholder servicing	139,243
Fund administration	52,808
Professional	47,217
Reports to shareholders	31,741
Custody	9,515
Directors’ fees	3,659
Other	11,615
Gross expenses	1,682,221
Expense reductions (See Note 8)	(1,207)
Fees waived and expenses reimbursed (See Note 3)	(228,788)
Net expenses	1,452,226
Net investment loss	(383,896)
Net realized and unrealized gain:
Net realized gain on investments	6,248,087
Net change in unrealized appreciation/depreciation on investments	21,239,301
Net realized and unrealized gain	27,487,388
Net Increase in Net Assets Resulting From Operations	$27,103,492

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment loss	$(383,896)	$(266,854)
Net realized gain on investments	6,248,087	1,180,737
Net change in unrealized appreciation/depreciation on investments	21,239,301	(1,435,580)
Net increase (decrease) in net assets resulting from operations	27,103,492	(521,697)
Distributions to shareholders from:
Net realized gain	(4,600,431)	(736,893)
Capital share transactions (See Note 13):
Proceeds from sales of shares	5,748,922	141,471,322
Reinvestment of distributions	4,600,431	736,893
Cost of shares reacquired	(22,386,775)	(109,191,183)
Net increase (decrease) in net assets resulting from capital share transactions	(12,037,422)	33,017,032
Net increase in net assets	10,465,639	31,758,442
NET ASSETS:
Beginning of year	$123,735,419	$91,976,977
End of year	$134,201,058	$123,735,419
Accumulated net investment loss	$(18,184)	$(17,279)

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2017	$11.96	$(0.04)	$2.77	$2.73	$(0.49)	$14.20
12/31/2016	11.88	(0.03)	0.18	0.15	(0.07)	11.96
12/31/2015	12.91	(0.06)	0.41	0.35	(1.38)	11.88
12/31/2014	15.25	(0.04)	0.95	0.91	(3.25)	12.91
12/31/2013	13.19	(0.08)	4.93	4.85	(2.79)	15.25

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
22.91	1.10	1.27	(0.29)	$134,201	69
1.23	1.13	1.33	(0.25)	123,735	155
2.72	1.20	1.31	(0.42)	91,977	125
6.07	1.20	1.32	(0.28)	87,234	198
37.08	1.20	1.31	(0.49)	98,244	121

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity,

Notes to Financial Statements (continued)

reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1	–	unadjusted quoted prices in active markets for identical investments;

•	Level 2	–	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2017, the effective management fee, net of waivers, was at an annualized rate of .63% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2017 and continuing through April 30, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding acquired fund fees and expenses, to an annual rate of 1.10%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016 was as follows:

	Year Ended 12/31/2017	Year Ended 12/31/2016
Distributions paid from:
Ordinary income	$1,521,325	$–
Net long-term capital gains	3,079,106	736,893
Total distributions paid	$4,600,431	$736,893

Notes to Financial Statements (continued)

As of December 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$514,368
Undistributed long-term capital gains	986,590
Total undistributed earnings	1,500,958
Temporary differences	(18,184)
Unrealized gains – net	20,698,403
Total accumulated gains – net	$22,181,177

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$113,841,669
Gross unrealized gain	$22,601,359
Gross unrealized loss	(1,902,956)
Net unrealized security gain	$20,698,403

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain
$382,991	$(382,991)

The permanent differences are attributable to the tax treatment of certain distributions and net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

Purchases	Sales
$89,966,006	$105,452,142

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2017.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2017, the Fund engaged in cross-trades purchases of $256,839 and sales of $430,392, which resulted in net realized gains of $43,574.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting

20

Notes to Financial Statements (continued)

agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$379,172	$ –	$379,172
Total	$379,172	$ –	$379,172

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$379,172	$ –	$ –	$(379,172)	$ –
Total	$379,172	$ –	$ –	$(379,172)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or

21

Notes to Financial Statements (continued)

emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2017, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

22

Notes to Financial Statements (concluded)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Shares sold	442,997	12,040,758
Reinvestment of distributions	326,154	59,571
Shares reacquired	(1,664,435)	(9,493,978)
Increase (decrease)	(895,284)	2,606,351

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of Growth Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Growth Opportunities Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board

30

Approval of Advisory Contract (continued)

considered that Lord Abbett was implementing a plan intended to improve the performance of its equity Funds. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment

31

Approval of Advisory Contract (concluded)

advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 49% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the year ended December 31, 2017, $1,521,325 and $3,079,106, respectively, represent short-term capital gains and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc.
	Growth Opportunities Portfolio	LASFGO-3 (02/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—International Equity Portfolio*

For the fiscal year ended December 31, 2017
*Formerly International Core Equity Portfolio

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

20	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Supplemental Information to Shareholders

Lord Abbett Series Fund — International Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — International Equity Portfolio for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 25.67%, reflecting performance at the net asset value (NAV) of Class VC Shares, with all distributions reinvested, compared to its benchmark, the MSCI ACWI ex-USA® Index — Net Dividends1, which returned 27.19% over the same period.

Over the period, global equity markets experienced significant positive performance, as most central banks remained accommodative, interest rates remained low, unemployment steadily declined, corporate earnings grew, and global economic growth accelerated. Overall, European markets (as measured by the EURO STOXX 50® Index2) rose roughly 25.3% in U.S. dollars for the period, while Japan’s Nikkei 2253 rose 21.33% in U.S. dollars.

At its March 2017 meeting, the Federal Reserve (Fed) raised interest rates for the third time since the financial crisis to a range of 0.75% – 1.00%, after indicating that the “stance of monetary policy remains accommodative, thereby supporting some further strengthening in labor market conditions and sustained return to 2 percent inflation”. The Fed

1

continued with 0.25% rate hikes at its June and December meetings, bringing the fed funds rate to a range between 1.25% -1.50% and forecasted three additional rate increases in both 2018 and 2019. Additionally, the Fed indicated that in October of 2017 it would begin its much anticipated balance sheet normalization process by selling assets it had purchased as part of its quantitative easing program. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark rate unchanged at 0%, since March 2016, and at its October 2017 meeting, the ECB extended its asset purchase program at a monthly pace of €30 billion until the end of September 2018 “or beyond, if necessary”, from a previous rate of €60 billion a month. The Bank of Japan (BoJ) also maintained its stimulative monetary policy at its December 2017 meeting as short term interest rates remained unchanged, at -0.1%, and the bank kept its 10-year government bond yield target at around 0%, amid a more upbeat view on private consumption and capital expenditure.

The election of Donald Trump as U.S. President in November 2016 coincided with the start of rising equity markets, as Trump’s “America First” policy focused on lower taxes, lower regulation, “smart trade” policy, and less government spending, fueling global growth optimism. Unemployment steadily declined in most developed countries, falling to a nine year low of 8.7% in the Euro area, 4.1% in the United States, 2.7% in Japan, and 3.95% in China, all multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries. At the end of the year, the United States passed its much anticipated tax reform, lowering the corporate tax rate to 21%, reducing the tax on accumulated overseas earnings, and altering the individual tax brackets, among other changes. This reform is broadly expected to benefit corporations going forward.

Although volatility, as measured by the VIX index, has remained near all-time low levels for most of the year, sources of tension throughout the year have come from nuclear threats from North Korea, continued turmoil in the middle east, populist and independence forces in Europe, and remaining uncertainty regarding “Brexit”.

During the period, the Fund’s underperformance relative to the benchmark was driven by stock selection, and sector weights, particularly within the consumer staples and information technology sectors. Within the consumer staples sector, an underweight position in Diageo Plc detracted from relative performance. Shares of the British alcoholic beverage producer and distributor rose as the company reported accelerating organic growth during the

2

year and strong sales in most regions. Additionally, shares of Jbs Sa also detracted from relative performance. The Brazilian meat processor company’s shares declined after the company was involved in a Brazilian political bribery scandal.

An underweight to the information technology sector also detracted from relative performance. The sector had the strongest performance in the index over the year as technology stocks led markets higher with generally strong balance sheets, large free cash flows, and the belief that they would benefit from expected tax changes on overseas earnings.

Conversely, stock selection within the utilities and industrials sectors contributed to relative performance over the period. Within the utilities sector, shares of Enel S.p.A. contributed to relative performance. Shares of the multinational power company rose as it signaled that it was adding new renewal power generation capacity at a higher rate, which would lead to higher earnings growth in the future. RWE AG, a German electricity generator, distributor, and trader, also contributed to relative performance. The company benefited as it reported earnings that suggested that full year adjusted net income would be at the top end of the previous guidance range and that net debt was lower than market expectations.

Within the industrials sector, shares of Vinci S.a. a French construction and engineering firm, contributed to performance. The company has continued to benefit from its strong position in the European road and airport segments and good visibility on future growth drivers.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA® Index is a subset of the MSCI ACWI ex-USA® Index. The MSCI ACWI ex-USA® Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex-USA® Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The MSCI ACWI ex-USA® Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI ACWI ex-USA® uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

2   The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The index has a fixed number of components and is part of the STOXX blue-chip index family. The index captures about 60% of the free-float market cap of the EURO STOXX Total Market Index (TMI).

3   The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 have been created are traded worldwide while the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225

3

is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA® Index with Gross Dividends, the MSCI ACWI ex-USA® Index with Net Dividends, the MSCI Europe, Australasia, Far East® Index (MSCI EAFE® Index) with Gross Dividends and the MSCI EAFE® Index with Net Dividends, assuming reinvestment of all dividends and distributions. The Fund has adopted the MSCI ACWI ex-USA® Index as its primary benchmark index and therefore will remove the MSCI EAFE® Index from its next annual report. The Fund believes that the MSCI ACWI ex-USA® Index more closely reflects the Fund’s investment strategies than the MSCI EAFE® Index. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Period Ended December 31, 2017

	1 Year	5 Years	Life of Class
Class VC2	25.67%	6.22%	4.98%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2   The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 - 12/31/17
Class VC
Actual	$1,000.00	$1,128.20	$4.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Consumer Discretionary	13.47%
Consumer Staples	8.35%
Energy	4.31%
Financials	24.88%
Health Care	5.67%
Industrials	16.32%
Information Technology	12.54%
Materials	7.15%
Real Estate	2.50%
Telecommunication Services	2.70%
Utilities	1.56%
Repurchase Agreement	0.55%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2017

		U.S. $
		Fair Value
Investments	Shares	(000)
COMMON STOCKS 97.36%

Australia 1.42%

Beverages 0.61%
Treasury Wine Estates Ltd.	32,817	$407

Metals & Mining 0.81%
BHP Billiton Ltd.	23,689	544
Total Australia		951

Austria 1.03%

Banks
Erste Group Bank AG*	15,930	690

Belgium 0.90%

Beverages
Anheuser-Busch InBev SA	5,402	603

Canada 0.72%

Oil, Gas & Consumable Fuels
Seven Generations Energy Ltd. Class A*	11,600	164
Whitecap Resources, Inc.	44,300	315
Total Canada		479

China 2.86%

Insurance 0.49%
Ping An Insurance Group Co. of China Ltd. Class H	32,000	332

Internet Software & Services 2.37%
Alibaba Group Holding Ltd. ADR*	3,800	655
China Literature Ltd.*†	9	–	(a)
Tencent Holdings Ltd.	17,900	927
		1,582
Total China		1,914

Denmark 2.80%

Banks 1.25%
Danske Bank A/S	21,485	836
		U.S. $
		Fair Value
Investments	Shares	(000)
Diversified Telecommunication Services 1.01%
TDC A/S	110,397	$678

Pharmaceuticals 0.54%
Novo Nordisk A/S Class B	6,654	358
Total Denmark		1,872

Finland 0.95%

Insurance
Sampo OYJ A Shares	11,594	636

France 8.42%

Auto Components 1.28%
Valeo SA	11,472	855

Beverages 1.38%
Remy Cointreau SA	6,656	922

Construction & Engineering 1.63%
Vinci SA	10,701	1,092

Information Technology Services 0.69%
Atos SE	3,166	460

Machinery 1.04%
Alstom SA	16,683	692

Oil, Gas & Consumable Fuels 0.97%
Total SA	11,763	649

Pharmaceuticals 0.43%
Sanofi	3,310	285

Textiles, Apparel & Luxury Goods 1.00%
LVMH Moet Hennessy Louis Vuitton SE	2,275	668
Total France		5,623

Germany 9.64%

Hotels, Restaurants & Leisure 1.19%
TUI AG	38,373	795

Industrial Conglomerates 0.70%
Rheinmetall AG	3,668	464

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

		U.S. $
		Fair Value
Investments	Shares	(000)
Germany (continued)

Insurance 1.52%
Allianz SE Registered Shares	4,423	$1,012

Life Sciences Tools & Services 0.68%
MorphoSys AG*	4,992	456

Pharmaceuticals 0.95%
Bayer AG Registered Shares	5,097	633

Real Estate Management & Development 2.44%
Aroundtown SA	115,486	889
PATRIZIA Immobilien AG*	32,149	744
		1,633

Semiconductors & Semiconductor Equipment 1.18%
Infineon Technologies AG	28,933	788

Software 0.98%
SAP SE	5,873	657
Total Germany		6,438

Hong Kong 3.49%

Hotels, Restaurants & Leisure 0.53%
Melco Resorts & Entertainment Ltd. ADR	12,121	352

Household Durables 1.10%
Techtronic Industries Co., Ltd.	113,000	735

Insurance 1.10%
AIA Group Ltd.	86,600	737

Paper & Forest Products 0.76%
Nine Dragons Paper Holdings Ltd.	316,000	505
Total Hong Kong		2,329

India 1.92%

Banks 1.32%
ICICI Bank Ltd. ADR	90,805	883
		U.S. $
		Fair Value
Investments	Shares	(000)
Information Technology Services 0.60%
Vakrangee Ltd.	30,486	$201
Vakrangee Ltd.	30,486	200
		401
Total India		1,284

Indonesia 1.69%

Banks
Bank Rakyat Indonesia Persero Tbk PT	2,720,500	730
Bank Tabungan Negara Persero Tbk PT	1,511,700	398
Total Indonesia		1,128

Ireland 1.10%

Banks
AIB Group plc	56,241	371
Bank of Ireland Group plc*	42,480	362
Total Ireland		733

Israel 0.81%

Semiconductors & Semiconductor Equipment
Tower Semiconductor Ltd.*	15,861	540

Italy 5.41%

Banks 0.90%
UniCredit SpA*	32,064	598

Capital Markets 0.53%
Anima Holding SpA†	49,798	356

Consumer Finance 0.72%
doBank SpA*†	29,670	483

Electric: Utilities 1.53%
Enel SpA	166,397	1,023

Electrical Equipment 1.23%
Prysmian SpA	25,143	819

Internet & Direct Marketing Retail 0.50%
Yoox Net-A-Porter Group SpA*	9,664	337
Total Italy		3,616

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2017

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan 17.80%

Automobiles 1.86%
Honda Motor Co., Ltd.	36,400	$1,242

Building Products 1.27%
Daikin Industries Ltd.	7,200	851

Chemicals 3.27%
Asahi Kasei Corp.	49,735	640
Mitsubishi Chemical Holdings Corp.	62,100	679
Mitsubishi Gas Chemical Co., Inc.	30,200	865
		2,184

Construction & Engineering 0.45%
Taisei Corp.	6,100	303

Distributors 0.82%
PALTAC Corp.	12,100	551

Diversified Financial Services 1.20%
ORIX Corp.	47,600	803

Household Durables 1.57%
Sony Corp.	23,300	1,046

Machinery 3.45%
DMG Mori Co., Ltd.	33,700	694
Komatsu Ltd.	13,000	470
Makino Milling Machine Co., Ltd.	48,000	484
SMC Corp.	1,600	656
		2,304

Professional Services 0.77%
Recruit Holdings Co., Ltd.	20,600	512

Software 0.93%
Nintendo Co., Ltd.	1,727	622

Specialty Retail 1.02%
Bic Camera, Inc.	47,400	683
		U.S. $
		Fair Value
Investments	Shares	(000)
Trading Companies & Distributors 1.19%
Mitsubishi Corp.	28,730	$792
Total Japan		11,893

Luxembourg 0.57%

Multi-Line Retail
B&M European Value Retail SA	67,322	384

Macau 1.01%

Hotels, Restaurants & Leisure
Wynn Macau Ltd.	213,200	674

Mexico 0.72%

Banks
Grupo Financiero Banorte SAB de CV	87,600	480

Netherlands 4.99%

Banks 0.97%
ING Groep NV	35,285	648

Health Care Equipment & Supplies 1.07%
Koninklijke Philips NV	19,008	718

Insurance 1.03%
ASR Nederland NV	16,649	686

Oil, Gas & Consumable Fuels 1.43%
Royal Dutch Shell plc B Shares	28,430	957

Semiconductors & Semiconductor Equipment 0.49%
ASML Holding NV	1,883	327
Total Netherlands		3,336

Norway 0.29%

Banks
Sparebank 1 Oestlandet*	17,663	195

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

		U.S. $
		Fair Value
Investments	Shares	(000)
Philippines 1.34%

Banks
Metropolitan Bank & Trust Co.	440,740	$894

Poland 0.76%

Banks
Powszechna Kasa Oszczednosci Bank Polski SA*	40,077	509

South Africa 1.12%

Paper & Forest Products
Mondi plc	28,785	748

South Korea 3.50%

Auto Components 0.74%
Mando Corp.	1,707	492

Insurance 1.05%
ING Life Insurance Korea Ltd.†	14,152	706

Technology Hardware, Storage & Peripherals 1.71%
Samsung Electronics Co., Ltd.	481	1,143
Total South Korea		2,341

Spain 2.05%

Banks 0.97%
Banco Bilbao Vizcaya Argentaria SA	76,457	650

Oil, Gas & Consumable Fuels 1.08%
Repsol SA	40,744	719
Total Spain		1,369

Sweden 2.22%

Commercial Services & Supplies 1.29%
Loomis AB Class B	20,550	863

Machinery 0.93%
Volvo AB B Shares	33,418	623
Total Sweden		1,486
		U.S. $
		Fair Value
Investments	Shares	(000)
Switzerland 5.00%

Food Products 1.77%
Nestle SA Registered Shares	13,778	$1,185

Insurance 1.35%
Swiss Life Holding AG Registered Shares*	2,550	901

Pharmaceuticals 1.88%
Novartis AG Registered Shares	8,042	677
Roche Holding AG	2,295	580
		1,257
Total Switzerland		3,343

Taiwan 1.89%

Semiconductors & Semiconductor Equipment 1.48%
Advanced Semiconductor Engineering, Inc.	383,682	491
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,585	499
		990

Technology Hardware, Storage & Peripherals 0.41%
Primax Electronics Ltd.	103,470	274
Total Taiwan		1,264

United Kingdom 9.89%

Beverages 0.94%
Coca-Cola European Partners plc	15,704	626

Insurance 1.03%
Direct Line Insurance Group plc	133,128	685

Machinery 1.03%
Weir Group plc (The)	23,986	688

Metals & Mining 1.04%
Rio Tinto plc	13,308	698

Personal Products 0.99%
Unilever NV CVA	11,749	661

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2017

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Professional Services 1.01%
RELX NV	29,400	$676

Semiconductors & Semiconductor Equipment 0.63%
IQE plc*	228,643	423

Tobacco 1.59%
British American Tobacco plc	15,726	1,063

Wireless Telecommunication Services 1.63%
Vodafone Group plc	343,768	1,087
Total United Kingdom		6,607

United States 1.05%

Insurance
Hiscox Ltd.	35,419	700
Total Common Stocks (cost $56,359,460)		65,059

RIGHTS 0.03%

Spain

Oil, Gas & Consumable Fuels
Repsol SA* (cost $18,582)	40,744	19
	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.54%

Repurchase Agreement
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $355,000 of U.S. Treasury Note at 3.625% due 2/15/2020; value: $372,412; proceeds: $361,218 (cost $361,197)	$361	$361
Total Investments in Securities 97.93% (cost $56,739,239)		65,439
Foreign Cash and Other Assets in Excess of Liabilities 2.07%		1,383
Net Assets 100.00%		$66,822

ADR	American Depositary Receipt.
CVA	Company Voluntary Arrangement.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Amount is less than $1,000.

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks
Australia	$–	$951	$–	$951
Austria(3)	–	690	–	690
Belgium(3)	–	603	–	603
Canada	479	–	–	479
China	655	1,259	–	1,914
Denmark(3)	678	1,194	–	1,872
Finland	–	636	–	636
France(3)	–	5,623	–	5,623
Germany(3)	889	5,549	–	6,438
Hong Kong	352	1,977	–	2,329
India	1,084	200	–	1,284
Indonesia	1,128	–	–	1,128
Ireland	733	–	–	733
Israel	540	–	–	540
Italy(3)	483	3,133	–	3,616
Japan(3)	–	11,893	–	11,893
Luxembourg	–	384	–	384
Macau	–	674	–	674
Mexico	480	–	–	480
Netherlands(3)	–	3,336	–	3,336
Norway	195	–	–	195
Philippines	–	894	–	894
Poland	–	509	–	509
South Africa	–	748	–	748
South Korea(3)	706	1,635	–	2,341
Spain(3)	–	1,369	–	1,369
Sweden(3)	863	623	–	1,486
Switzerland(3)	–	3,343	–	3,343
Taiwan	499	765	–	1,264
United Kingdom(3)	1,111	5,496	–	6,607
United States	700	–	–	700
Right	19	–	–	19
Repurchase Agreement	–	361	–	361
Total	$11,594	$53,845	$–	$65,439

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	Securities in the amount of $24,910,118 were transferred from Level 1 to Level 2 during the fiscal year ended December 31, 2017, due to a change in valuation technique. As of December 31, 2017, the Fund utilized adjusted valuations (as described in Note 2(a)), which resulted in Level 2 inputs. As of December 31, 2016, the Fund utilized the last sale or official closing price on the exchange or system on which the securities are principally traded, which resulted in Level 1 inputs.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $56,739,239)	$65,438,537
Foreign cash, at value (cost $1,652,484)	1,678,880
Receivables:
Interest and dividends	152,395
From advisor (See Note 3)	37,246
Prepaid expenses	318
Total assets	67,307,376
LIABILITIES:
Payables:
Investment securities purchased	304,239
Management fee	42,112
Directors’ fees	5,360
Fund administration	2,246
Accrued expenses	131,444
Total liabilities	485,401
NET ASSETS	$66,821,975
COMPOSITION OF NET ASSETS:
Paid-in capital	$61,101,956
Distributions in excess of net investment income	(113,574)
Accumulated net realized loss on investments and foreign currency related transactions	(2,895,580)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,729,173
Net Assets	$66,821,975
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,672,449
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$18.20

14	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $171,042)	$1,579,430
Interest	240
Total investment income	1,579,670
Expenses:
Management fee	475,997
Non 12b-1 service fees	158,758
Custody	68,844
Shareholder servicing	68,117
Professional	58,474
Fund administration	25,387
Reports to shareholders	24,878
Directors’ fees	1,762
Other	11,666
Gross expenses	893,883
Expense reductions (See Note 8)	(579)
Fees waived and expenses reimbursed (See Note 3)	(341,148)
Net expenses	552,156
Net investment income	1,027,514
Net realized and unrealized gain (loss):
Net realized gain on investments (net of foreign capital gains tax of $16,514)	6,199,403
Net realized loss on foreign currency related transactions	(20,318)
Net change in unrealized appreciation/depreciation on investments	7,188,771
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	34,602
Net realized and unrealized gain	13,402,458
Net Increase in Net Assets Resulting From Operations	$14,429,972

See Notes to Financial Statements.	15

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2017	December 31, 2016
Operations:
Net investment income	$1,027,514	$1,416,990
Net realized gain (loss) on investments and foreign currency related transactions	6,179,085	(4,234,373)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,223,373	1,851,263
Net increase (decrease) in net assets resulting from operations	14,429,972	(966,120)
Distributions to shareholders from:
Net investment income	(1,203,254)	(1,555,460)
Capital share transactions (See Note 13):
Proceeds from sales of shares	1,733,223	3,545,976
Reinvestment of distributions	1,203,254	1,555,460
Cost of shares reacquired	(8,370,323)	(3,775,290)
Net increase (decrease) in net assets resulting from capital share transactions	(5,433,846)	1,326,146
Net increase (decrease) in net assets	7,792,872	(1,195,434)
NET ASSETS:
Beginning of year	$59,029,103	$60,224,537
End of year	$66,821,975	$59,029,103
Distributions in excess of net investment income	$(113,574)	$(52,131)

16	See Notes to Financial Statements.

This page is intentionally left blank.

17

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Return
	beginning	ment	unrealized	opera-	investment	realized	of
	of period	income(a)	gain (loss)	tions	income	gain	capital
12/31/2017	$14.75	$0.27	$ 3.51	$ 3.78	$(0.33)	$ –	$ –
12/31/2016	15.42	0.36	(0.63)	(0.27)	(0.40)	–	–
12/31/2015	15.95	0.30	(0.59)	(0.29)	(0.23)	–	(0.01)
12/31/2014	18.38	0.26	(1.99)	(1.73)	(0.18)	(0.52)	–
12/31/2013	15.31	0.22	3.32	3.54	(0.24)	(0.23)	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

			Ratios to Average Net Assets:			Supplemental Data:

			Total expenses
	Net		after			Net
	asset		waivers		Net	assets,	Portfolio
Total	value,	Total	and/or reim-	Total	investment	end of	turnover
distri-	end of	return(b)	bursements	expenses	income	period	rate
butions	period	(%)	(%)	(%)	(%)	(000)	(%)
$(0.33)	$18.20	25.67	0.87	1.41	1.62	$66,822	137
(0.40)	14.75	(1.74)	0.87	1.39	2.43	59,029	190
(0.24)	15.42	(1.78)	0.87	1.43	1.84	60,225	60
(0.70)	15.95	(9.47)	0.87	1.59	1.49	52,629	58
(0.47)	18.38	23.16	0.87	2.02	1.31	31,923	56

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers International Equity Portfolio (the “Fund”). Effective October 31, 2017, International Core Equity Portfolio changed its name to International Equity Portfolio.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity,

20

Notes to Financial Statements (continued)

reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included

21

Notes to Financial Statements (continued)

in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on foreign currency related transactions in the Fund’s Statement of Operations.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2017, the effective management fee, net of waivers, was at an annualized rate of 0.21% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2017 and continuing through April 30, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of .87%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

23

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2017 and fiscal year ended December 31, 2016, was as follows:

	Year Ended	Year Ended
	12/31/2017	12/31/2016
Distributions paid from:
Ordinary income	$1,203,254	$1,555,460
Total distributions paid	$1,203,254	$1,555,460

As of December 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$55,010
Total undistributed earnings	55,010
Capital loss carryforwards*	(2,840,212)
Temporary differences	(5,360)
Unrealized gains – net	8,510,581
Total accumulated gains – net	$5,720,019

*	The capital losses will carry forward indefinitely.

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$56,957,831
Gross unrealized gain	8,785,249
Gross unrealized loss	(304,543)
Net unrealized security gain	$8,480,706

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, forward currency contracts and wash sales.

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in
Excess of Net	Accumulated Net
Investment Income	Realized Loss
$114,297	$(114,297)

The permanent differences are attributable to the tax treatment of certain securities, certain expenses, and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

Purchases	Sales
$84,584,187	$90,571,962

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2017.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance

24

Notes to Financial Statements (continued)

with provisions of the Rule. For the fiscal year ended December 31, 2017, the Fund engaged in cross-trades purchases of $213,268 and sales of $131,156, which resulted in net realized gains (losses) of $16,407.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$361,197	$–	$361,197
Total	$361,197	$–	$361,197

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$361,197	$–	$–	$(361,197)	$–
Total	$361,197	$–	$–	$(361,197)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

25

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2017, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

Large company value stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies.

The Fund is subject to the risks of investing in foreign securities and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or

26

Notes to Financial Statements (concluded)

currency controls. These risks are generally greater for securities issued by companies in emerging market countries. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Shares sold	106,804	241,082
Reinvestment of distributions	66,810	105,670
Shares reacquired	(501,938)	(250,444)
Increase (decrease)	(328,324)	96,308

27

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of International Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the International Equity Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

28

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

29

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

30

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

31

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/ Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

32

Basic Information About Management (concluded)

Name and Year of Birth	Current Positio with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

33

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, and five-year periods. The Board considered that Lord

34

Approval of Advisory Contract (continued)

Abbett was implementing a plan intended to improve the performance of its equity Funds. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment

35

Approval of Advisory Contract (concluded)

advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

36

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information The Fund intends to pass through foreign source income of $1,749,958 and foreign taxes of $186,030.

37

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. International Equity Portfolio	SFICE-3 (02/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—International Opportunities Portfolio

For the fiscal year ended December 31, 2017

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

20	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Supplemental Information to Shareholders

Lord Abbett Series Fund — International Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — International Opportunities Portfolio for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 39.21%, reflecting performance at the net asset value (NAV) of Class VC Shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-US Small Cap® Index1, which returned 32.39% over the same period.

Over the period, global equity markets experienced significant positive performance, as most central banks remained accommodative, interest rates remained low, unemployment steadily declined, corporate earnings grew, and global economic growth accelerated. Overall, European markets (as measured by the EURO STOXX 50® Index2) rose roughly 25.3% in U.S. dollars for the period, while Japan’s Nikkei 2253 rose 21.33% in U.S. dollars.

At its March 2017 meeting, the Federal Reserve (Fed) raised interest rates for the third time since the financial crisis to a range of 0.75% - 1.00%, after indicating that the “stance of monetary policy remains accommodative, thereby supporting some further strengthening in labor market conditions and sustained

1

return to 2 percent inflation”. The Fed continued with 0.25% rate hikes at its June and December meetings, bringing the fed funds rate to a range between 1.25% - 1.50% and forecasted three additional rate increases in both 2018 and 2019. Additionally, the Fed indicated that in October of 2017 it would begin its much anticipated balance sheet normalization process by selling assets it had purchased as part of its quantitative easing program. Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) kept its benchmark rate unchanged at 0%, since March 2016, and at its October 2017 meeting, the ECB extended its asset purchase program at a monthly pace of €30 billion until the end of September 2018 “or beyond, if necessary”, from a previous rate of €60 billion a month. The Bank of Japan (BoJ) also maintained its stimulative monetary policy at its December 2017 meeting as short term interest rates remained unchanged, at -0.1%, and the bank kept its 10-year government bond yield target at around 0%, amid a more upbeat view on private consumption and capital expenditure.

The election of Donald Trump as U.S. President in November 2016 coincided with the start of rising equity markets, as Trump’s “America First” policy focused on lower taxes, lower regulation, “smart trade” policy, and less government spending, fueling global growth optimism. Unemployment steadily declined in most developed countries, falling to a nine year low of 8.7% in the Euro area, 4.1% in the United States, 2.7% in Japan, and 3.95% in China, all multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies with global stock markets as the beneficiaries. At the end of the year, the United States passed its much anticipated tax reform, lowering the corporate tax rate to 21%, reducing the tax on accumulated overseas earnings, and altering the individual tax brackets, among other changes. This reform is broadly expected to benefit corporations going forward.

Although volatility, as measured by the VIX index, has remained near all-time low levels for most of the year, sources of tension throughout the year have come from nuclear threats from North Korea, continued turmoil in the middle east, populist and independence forces in Europe, and remaining uncertainty regarding “Brexit”.

Stock selection, most notably in the financials and consumer discretionary sectors, was the primary driver of relative outperformance during the period. Within the financials sector, shares of Dewan Housing Finance contributed to performance. Shares of the Indian housing finance provider rose as its loan portfolio experienced strong growth during the period and the company benefited from government efforts to encourage home ownership. In addition, shares of Man

2

Group plc contributed to performance. Shares of the global provider of alternative investment products and solutions advanced throughout the year as the company had strong net inflows into its products and announced a new share buyback program.

Within the consumer discretionary sector, shares of Cairn Homes PLC contributed to performance. Shares of the Irish homebuilder advanced, as the company was able to build more completed housing units that sold for higher prices and market conditions remained positive.

Conversely, stock selection in the energy and health care sectors detracted from relative performance. Within the energy sector, shares of Africa Oil Corp detracted from relative performance. Shares of the oil and gas exploration and production company declined as the company was impacted by political uncertainty in Africa, which affected its performance. The Fund’s position in Whitecap Resources Inc. also detracted from relative performance during the period. Shares of the Canadian exploration and production company declined as oil prices were under pressure for much of the year.

Within the health care sector, an underweight position to Lonza Group AG detracted from relative performance, as shares of the company rose during the year. The Swiss life science equipment company benefited from strong demand for its clinical stage services.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

3

1   The S&P Developed Ex-U.S. Small Cap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

2   The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The index has a fixed number of components and is part of the STOXX blue-chip index family. The index captures about 60% of the free-float market cap of the EURO STOXX Total Market Index (TMI).

3   The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 have been created are traded worldwide while the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Class VC	39.21%	12.94%	4.94%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 - 12/31/17
Class VC
Actual	$1,000.00	$1,158.60	$6.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Consumer Discretionary	16.41%
Consumer Staples	6.00%
Energy	3.67%
Financials	18.31%
Health Care	4.53%
Industrials	18.91%
Information Technology	12.02%
Materials	8.58%
Real Estate	7.22%
Telecommunication Services	0.91%
Utilities	2.24%
Repurchase Agreement	1.20%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 96.94%

Australia 1.61%

Auto Components 0.58%
GUD Holdings Ltd.	34,449	$327

Electric: Utilities 1.03%
AusNet Services	414,581	582
Total Australia		909

Canada 4.61%

Metals & Mining 0.85%
Hudbay Minerals, Inc.	54,302	481

Oil, Gas & Consumable Fuels 2.73%
Africa Oil Corp.*	197,904	222
Canacol Energy Ltd.*	163,000	582
Vermilion Energy, Inc.	10,800	393
Whitecap Resources, Inc.	49,600	353
		1,550

Paper & Forest Products 1.03%
Interfor Corp.*	34,700	583
Total Canada		2,614

China 0.78%

Consumer Finance 0.19%
China Rapid Finance Ltd. ADR*	19,000	109

Energy Equipment & Services 0.16%
Hilong Holding Ltd.	649,000	93

Internet & Direct Marketing Retail 0.43%
Secoo Holding Ltd. ADR*	25,064	242
Total China		444

Finland 3.70%

Health Care Providers & Services 0.69%
Terveystalo OYJ*†	36,596	391
Investments	Shares	U.S. $ Fair Value (000)
Machinery 2.34%
Konecranes OYJ	15,490	$709
Outotec OYJ*	72,025	613
		1,322

Trading Companies & Distributors 0.67%
Cramo OYJ	16,077	381
Total Finland		2,094

France 4.27%

Construction Materials 0.72%
Vicat SA	5,196	410

Health Care Providers & Services 0.97%
Korian SA	15,577	550

Information Technology Services 0.47%
Altran Technologies SA	15,887	264

Life Sciences Tools & Services 0.25%
Genfit*	4,893	141

Real Estate Management & Development 1.07%
Nexity SA*	10,163	605

Specialty Retail 0.79%
Maisons du Monde SA†	9,955	451
Total France		2,421

Germany 5.93%

Industrial Conglomerates 0.95%
Rheinmetall AG	4,274	541

Internet Software & Services 0.77%
XING SE	1,356	436

Life Sciences Tools & Services 1.57%
Gerresheimer AG	6,723	556
MorphoSys AG*	3,646	333
		889

Machinery 1.27%
Deutz AG	79,432	718

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Germany (continued)

Real Estate Management & Development 1.37%
PATRIZIA Immobilien AG*	33,533	$776
Total Germany		3,360

Hong Kong 1.79%

Communications Equipment 0.91%
VTech Holdings Ltd.	39,400	515

Paper & Forest Products 0.88%
Lee & Man Paper Manufacturing Ltd.	423,000	498
Total Hong Kong		1,013

India 1.66%

Consumer Finance 0.54%
Satin Creditcare Network Ltd.*	43,167	308

Information Technology Services 0.59%
Vakrangee Ltd.	25,638	168
Vakrangee Ltd.	25,638	168
		336

Thrifts & Mortgage Finance 0.53%
Dewan Housing Finance Corp., Ltd.	32,590	297
Total India		941

Indonesia 1.24%

Banks 0.97%
Bank Tabungan Negara Persero Tbk PT	2,093,196	551

Consumer Finance 0.27%
PT Clipan Finance Indonesia Tbk*	7,426,600	153
Total Indonesia		704
Investments	Shares	U.S. $ Fair Value (000)
Ireland 4.04%

Equity Real Estate Investment Trusts 1.14%
Hibernia REIT plc	354,361	$648

Food Products 0.57%
Origin Enterprises plc	42,554	324

Health Care Providers & Services 0.48%
UDG Healthcare plc	23,702	270

Household Durables 1.85%
Cairn Homes plc*	291,478	684
Glenveagh Properties plc*†	257,967	365
		1,049
Total Ireland		2,291

Israel 2.63%

Chemicals 0.60%
Frutarom Industries Ltd.	3,592	337

Electronic Equipment, Instruments & Components 1.23%
Orbotech Ltd.*	13,895	698

Semiconductors & Semiconductor Equipment 0.80%
Tower Semiconductor Ltd.*	13,324	454
Total Israel		1,489

Italy 7.78%

Beverages 0.39%
Davide Campari-Milano SpA	28,956	223

Capital Markets 1.05%
Anima Holding SpA†	83,187	594

Construction Materials 1.23%
Buzzi Unicem SpA	25,903	699

Consumer Finance 1.20%
doBank SpA*†	41,844	680

Electrical Equipment 0.98%
Prysmian SpA	16,971	553

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Italy (continued)

Internet & Direct Marketing Retail 0.94%
Yoox Net-A-Porter Group SpA*	15,332	$535

Textiles, Apparel & Luxury Goods 1.99%
Brunello Cucinelli SpA	16,985	550
Moncler SpA	18,441	576
		1,126
Total Italy		4,410

Japan 21.65%

Banks 0.78%
Shinsei Bank Ltd.	25,600	441

Beverages 1.52%
Coca-Cola Bottlers Japan, Inc.	23,600	861

Chemicals 1.39%
KH Neochem Co., Ltd.	30,700	785

Construction & Engineering 0.49%
SHO-BOND Holdings Co., Ltd.	3,900	278

Containers & Packaging 0.80%
Fuji Seal International, Inc.	13,900	454

Equity Real Estate Investment Trusts 0.94%
GLP J-Reit	493	533

Food & Staples Retailing 1.59%
Sundrug Co., Ltd.	19,400	900

Food Products 0.77%
Nichirei Corp.	15,800	437

Health Care Providers & Services 0.49%
Japan Lifeline Co., Ltd.	13,400	278

Hotels, Restaurants & Leisure 1.18%
HIS Co., Ltd.	7,500	272
St. Marc Holdings Co., Ltd.	14,500	399
		671
Investments	Shares	U.S. $ Fair Value (000)
Information Technology Services 1.07%
NS Solutions Corp.	22,100	$604

Machinery 2.52%
DMG Mori Co., Ltd.	30,000	618
Takeuchi Manufacturing Co., Ltd.	34,300	810
		1,428

Professional Services 1.73%
en-japan, Inc.	20,800	979

Real Estate Management & Development 1.10%
Kenedix, Inc.	102,400	625

Semiconductors & Semiconductor Equipment 0.65%
Megachips Corp.	12,400	370

Software 1.54%
Capcom Co., Ltd.	17,600	556
Trend Micro, Inc.*	5,600	317
		873

Specialty Retail 2.20%
Bic Camera, Inc.	35,200	507
United Arrows Ltd.	18,200	739
		1,246

Wireless Telecommunication Services 0.89%
Okinawa Cellular Telephone Co.	13,900	506
Total Japan		12,269

Luxembourg 1.63%

Machinery 0.25%
Stabilus SA	1,588	143

Multi-Line Retail 1.38%
B&M European Value Retail SA	136,937	781
Total Luxembourg		924

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
Mexico 0.73%

Banks
Banco del Bajio SA*†	225,500	$413

Netherlands 4.85%

Air Freight & Logistics 1.31%
PostNL NV	152,524	745

Hotels, Restaurants & Leisure 1.01%
Basic-Fit NV*†	23,695	572

Insurance 1.15%
ASR Nederland NV	15,801	650

Machinery 1.38%
Aalberts Industries NV	15,334	779
Total Netherlands		2,746

Philippines 1.73%

Banks 1.05%
Security Bank Corp.	117,880	594

Real Estate Management & Development 0.68%
Filinvest Land, Inc.	10,256,500	386
Total Philippines		980

Portugal 1.17%

Multi-Utilities
REN—Redes Energeticas Nacionais SGPS SA	223,554	665

South Korea 2.41%

Auto Components 1.36%
Mando Corp.	2,668	769

Insurance 1.05%
ING Life Insurance Korea Ltd.†	11,916	594
Total South Korea		1,363
Investments	Shares	U.S. $ Fair Value (000)
Spain 1.84%

Household Durables 1.06%
Neinor Homes SA*†	27,477	$603

Real Estate Management & Development 0.78%
Aedas Homes SAU*†	12,021	442
Total Spain		1,045

Sweden 5.34%

Commercial Services & Supplies 2.92%
Bravida Holding AB†	45,627	305
Intrum Justitia AB	14,225	526
Loomis AB Class B	19,611	824
		1,655

Consumer Finance 1.37%
Hoist Finance AB†	69,071	777

Food & Staples Retailing 1.05%
Axfood AB	30,762	592
Total Sweden		3,024

Taiwan 1.61%

Semiconductors & Semiconductor Equipment 1.06%
Realtek Semiconductor Corp.	96,000	350
Visual Photonics Epitaxy Co., Ltd.	80,000	250
		600

Technology Hardware, Storage & Peripherals 0.55%
Primax Electronics Ltd.	119,000	315

United Kingdom 11.28%

Capital Markets 2.63%
Man Group plc	264,412	736
TP ICAP plc	105,330	755
		1,491

Consumer Finance 0.97%
Arrow Global Group plc	102,945	551

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Electronic Equipment, Instruments & Components 0.81%
accesso Technology Group plc*	17,280	$458

Insurance 1.32%
Lancashire Holdings Ltd.	81,408	749

Internet & Direct Marketing Retail 1.03%
ASOS plc*	6,444	581

Machinery 1.75%
Bodycote plc	52,116	641
Concentric AB	18,918	348
		989

Media 0.30%
Huntsworth plc	152,837	168

Metals & Mining 0.92%
Hill & Smith Holdings plc	28,793	521

Oil, Gas & Consumable Fuels 0.70%
Tullow Oil plc*	143,282	399

Semiconductors & Semiconductor Equipment 0.75%
IQE plc*	230,193	426

Software 0.10%
Alfa Financial Software Holdings plc*†	8,039	58
Total United Kingdom		6,391

United States 1.29%

Exchange-Traded Funds 0.81%
VanEck Vectors Junior Gold Miners	13,347	455

Semiconductors & Semiconductor Equipment 0.48%
CEVA, Inc.*	5,907	273
Total United States		728
Investments	Shares	U.S. $ Fair Value (000)
Vietnam 1.37%

Closed-Ended Fund
VinaCapital Vietnam Opportunity Fund Ltd.	173,283	$774
Total Common Stocks (cost $44,816,847)		54,927

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.18%

Repurchase Agreement
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $700,000 of U.S. Treasury Note at 1.125% due 2/28/2021; value: $682,766; proceeds: $667,434 (cost $667,394)	$667	667
Total Investments in Securities 98.12% (cost $45,484,241)		55,594
Foreign Cash and Other Assets in Excess of Liabilities 1.88%		1,068
Net Assets 100.00%		$56,662

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Australia(3)	$–	$909	$–	$909
Canada	2,614	–	–	2,614
China(3)	351	93	–	444
Finland(3)	772	1,322	–	2,094
France(3)	1,552	869	–	2,421
Germany(3)	–	3,360	–	3,360
Hong Kong(3)	–	1,013	–	1,013
India(3)	168	773	–	941
Indonesia	704	–	–	704
Ireland(3)	1,337	954	–	2,291
Israel(3)	1,152	337	–	1,489
Italy(3)	680	3,730	–	4,410
Japan(3)	739	11,530	–	12,269
Luxembourg(3)	143	781	–	924
Mexico	413	–	–	413
Netherlands(3)	572	2,174	–	2,746
Philippines	980	–	–	980
Portugal	665	–	–	665
South Korea	594	769	–	1,363
Spain	1,045	–	–	1,045
Sweden(3)	2,432	592	–	3,024
Taiwan(3)	250	665	–	915
United Kingdom(3)	2,530	3,861	–	6,391
United States	728	–	–	728
Vietnam(3)	–	774	–	774
Repurchase Agreement	–	667	–	667
Total	$20,421	$35,173	$–	$55,594

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	Securities in the amount of $19,006,256 were transferred from Level 1 to Level 2 during the fiscal year ended December 31, 2017, due to a change in valuation technique. As of December 31, 2017, the Fund utilized adjusted valuations (as described in Note 2(a)), which resulted in Level 2 inputs. As of December 31, 2016, the Fund utilized the last sale or official closing price on the exchange or system on which the securities are principally traded, which resulted in Level 1 inputs.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $45,484,241)	$55,594,386
Foreign cash, at value (cost $982,249)	995,941
Receivables:
Investment securities sold	224,470
Interest and dividends	59,015
Capital shares sold	23,129
From advisor (See Note 3)	8,818
Prepaid expenses	280
Total assets	56,906,039
LIABILITIES:
Payables:
Management fee	35,525
Investment securities purchased	29,189
Capital shares reacquired	28,258
Directors’ fees	8,359
Fund administration	1,895
Accrued expenses	141,140
Total liabilities	244,366
NET ASSETS	$56,661,673
COMPOSITION OF NET ASSETS:
Paid-in capital	$45,384,969
Distributions in excess of net investment income	(299,300)
Accumulated net realized gain on investments and foreign currency related transactions	1,450,402
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,125,602
Net Assets	$56,661,673
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	5,748,702
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$9.86

14	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $97,554)	$875,922
Interest	780
Total investment income	876,702
Expenses:
Management fee	390,868
Non 12b-1 service fees	130,428
Professional	65,164
Shareholder servicing	64,273
Custody	51,202
Fund administration	20,846
Reports to shareholders	20,774
Directors’ fees	1,428
Other	8,686
Gross expenses	753,669
Expense reductions (See Note 8)	(481)
Fees waived and expenses reimbursed (See Note 3)	(127,799)
Net expenses	625,389
Net investment income	251,313
Net realized and unrealized gain (loss):
Net realized gain on investments (net of foreign capital gains tax of $50,967)	8,184,086
Net realized loss on foreign currency related transactions	(14,196)
Net change in unrealized appreciation/depreciation on investments	8,452,742
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	17,851
Net realized and unrealized gain	16,640,483
Net Increase in Net Assets Resulting From Operations	$16,891,796

See Notes to Financial Statements.	15

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income	$251,313	$457,593
Net realized gain (loss) on investments and foreign currency related transactions	8,169,890	(310,960)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,470,593	(2,656,680)
Net increase (decrease) in net assets resulting from operations	16,891,796	(2,510,047)
Distributions to shareholders from:
Net investment income	(580,813)	(435,134)
Net realized gain	(4,487,468)	–
Total distributions to shareholders	(5,068,281)	(435,134)
Capital share transactions (See Note 13):
Proceeds from sales of shares	24,321,830	11,437,768
Reinvestment of distributions	5,068,281	435,134
Cost of shares reacquired	(27,556,502)	(19,741,659)
Net increase (decrease) in net assets resulting from capital share transactions	1,833,609	(7,868,757)
Net increase (decrease) in net assets	13,657,124	(10,813,938)
NET ASSETS:
Beginning of year	$43,004,549	$53,818,487
End of year	$56,661,673	$43,004,549
Distributions in excess of net investment income	$(299,300)	$(151,918)

16	See Notes to Financial Statements.

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17

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
12/31/2017	$7.79	$0.05	$2.99	$3.04	$(0.11)	$(0.86)	$(0.97)
12/31/2016	8.22	0.08	(0.43)	(0.35)	(0.08)	–	(0.08)
12/31/2015	8.07	0.06	0.83	0.89	(0.07)	(0.67)	(0.74)
12/31/2014	10.08	0.09	(0.64)	(0.55)	(0.13)	(1.33)	(1.46)
12/31/2013	8.48	0.09	2.56	2.65	(0.19)	(0.86)	(1.05)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$9.86	39.21	1.20	1.44	0.48	$56,662	75
7.79	(4.28)	1.20	1.57	0.97	43,005	84
8.22	11.10	1.20	1.52	0.73	53,818	87
8.07	(5.76)	1.20	1.49	0.90	48,508	65
10.08	31.70	1.20	1.44	0.93	57,067	89

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers International Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on foreign currency related transactions in the Fund’s Statement of Operations.

Notes to Financial Statements (continued)

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2017, the effective management fee, net of waivers, was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2017 and continuing through April 30, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.20%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016 was as follows:

	Year Ended 12/31/2017	Year Ended 12/31/2016
Distributions paid from:
Ordinary income	$669,964	$435,134
Net long-term capital gains	4,398,317	–
Total distributions paid	$5,068,281	$435,134

Notes to Financial Statements (continued)

As of December 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$409,768
Undistributed long-term capital gains	1,261,369
Total undistributed earnings	1,671,137
Temporary differences	(8,356)
Unrealized gains – net	9,613,923
Total accumulated gains – net	$11,276,704

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$45,995,920
Gross unrealized gain	10,496,338
Gross unrealized loss	(897,872)
Net unrealized security gain	$9,598,466

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, forward currency contracts, and wash sales.

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$182,118	$(182,118)

The permanent differences are attributable to the tax treatment of certain securities, certain expenses, and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

Purchases	Sales
$38,206,305	$42,219,284

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2017.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

Notes to Financial Statements (continued)

financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$667,394	$–	$667,394
Total	$667,394	$–	$667,394

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$667,394	$–	$–	$(667,394)	$–
Total	$667,394	$–	$–	$(667,394)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

Notes to Financial Statements (continued)

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2017, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. These include the risks of investing in equity markets in foreign countries, the risk of investing in derivatives, liquidity risk, and the risks from leverage. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries. Investing in small companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other instruments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect the Fund’s performance.

Notes to Financial Statements (concluded)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	2,634,183	1,441,534
Reinvestment of distributions	523,558	56,070
Shares reacquired	(2,932,383)	(2,519,824)
Increase (decrease)	225,358	(1,022,220)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of International Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the International Opportunities Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/ Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, and five-year periods and below the median for the

Approval of Advisory Contract (continued)

ten-year period. The Board considered that Lord Abbett was implementing a plan intended to improve the performance of its equity Funds. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

Of the distribution paid to the shareholders during the year ended December 31, 2017, $89,151 and $4,398,317, respectively, represent short-term capital gains and long-term capital gains.

The Fund intends to pass through foreign source income of $973,274 and foreign taxes of $148,492.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. International Opportunities Portfolio	SFIO-PORT-3 (02/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Mid Cap Stock Portfolio

For the fiscal year ended December 31, 2017

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Mid Cap Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Mid Cap Stock Portfolio for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 6.83%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,1 which returned 13.34% over the same period.

The domestic equity market (as represented by the S&P 500® Index2) returned 21.83%, ending the year with its strongest quarterly performance in two years and marking its first calendar year with 12 consecutive months of positive performance. Much of the market momentum was driven by the anticipation of supportive U.S. fiscal policies, as the passage of the Tax Cut and Jobs Act and the prospect of significant infrastructure spending drove the forecast for U.S. gross domestic product (GDP) growth incrementally higher. These forces persisted despite a myriad of geopolitical and environmental headwinds, as threats from North Korea, U.S. political tensions, and Hurricanes Harvey, Irma, and Maria all had the potential to derail the market’s forward progress.

1

During the year, the National Federation of Independent Business Small Business Confidence Index reached a 34 year high, marking its second-highest level in the history of the index. The University of Michigan’s average consumer confidence measure for the year was the highest since 2000, while consumer spending reached an all-time high in the third quarter. A reoccurring theme persisted throughout the year with large caps outperforming small caps and value stocks significantly outpacing their growth-oriented peers.

The U.S. economy continued to expand during the trailing 12-month period. U.S. GDP grew at a 3.2% pace during the third quarter, an increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal consumption and federal government spending increased, quarter-over-quarter. The Federal Reserve raised target rates three times during the year, changing the target range in December from 1.00–1.25% to 1.25–1.50%. In addition to GDP growth, the U.S. unemployment rate remained relatively steady throughout the period, and was reported at 4.1% in December, a decline of 0.6% year-over-year.

Security selection in the consumer discretionary sector was the largest detractor from the Fund’s relative performance during the period. Within this sector, the Fund’s holdings of Newell Rubbermaid, Inc., a manufacturer and marketer of consumer and commercial products, detracted. Shares of Newell fell precipitously as a myriad of headwinds continued to adversely affect the company. The bankruptcy of Toys “R” Us and an overall industry slowdown were contributing factors to Newell reporting third quarter results that missed on all fronts. Additionally, Hurricane Harvey disrupted resin supply lines, causing shortages. The Fund’s position in L Brands, Inc., a retail business, also detracted from performance. Shares of L Brands fell as comparable store sales growth from Victoria’s Secret slowed, despite already lowering expectations to account for its exit from the swimwear and apparel categories last year.

Security selection and a modest overweight to the energy sector also detracted from the Fund’s performance. The Fund’s holdings of Marathon Oil Corp., a producer of natural gas and liquid hydrocarbons, detracted. Shares of Marathon fell as oil prices experienced significant volatility during the first half of the year.

During the period, security selection and an overweight in the materials sector were the largest contributors to the Fund’s relative performance. Within the materials sector, the Fund’s holdings of FMC Corp., a developer of products and solutions for various industries, contributed to performance. The required divestiture and subsequent acquisition by FMC of DuPont’s chewing pest insecticide and cereal

2

herbicide business was thought to have high expected synergies and transform FMC into a major player in the crop protection chemical industry. The Fund’s position in Freeport-McMoRan, Inc., a mining company, contributed. Investors expected the negotiations between Freeport-McMoRan and the state-owned PT Indonesia Asahan Aluminium to end favorably, as the Indonesian Government would acquire a majority ownership in the Grasberg mine.

The Fund’s underweight to the telecommunication services sector contributed as it was the worst performing sector relative to the benchmark during the period. The relatively small sector housed the worst performing stock in the index, Frontier Communications Corporation, which adversely affected the sector’s overall performance.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Value Index and the S&P MidCap 400® Value Index assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2017

	1 Year	5 Years	10 Years
Class VC	6.83%	11.70%	6.29%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			7/1/17 -
	7/1/17	12/31/17	12/31/17
Class VC
Actual	$1,000.00	$1,026.90	$5.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Consumer Discretionary	8.01%
Consumer Staples	4.08%
Energy	8.98%
Financials	20.94%
Health Care	5.45%
Industrials	13.84%
Information Technology	7.75%
Materials	8.91%
Real Estate	11.06%
Utilities	7.22%
Repurchase Agreement	3.76%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2017

Investments	Shares	Fair Value (000)
COMMON STOCKS 96.19%

Aerospace & Defense 1.99%
Textron, Inc.	116,468	$6,591

Airlines 1.55%
Alaska Air Group, Inc.	69,815	5,132

Banks 9.51%
CIT Group, Inc.	90,954	4,478
Citizens Financial Group, Inc.	156,600	6,574
East West Bancorp, Inc.	67,700	4,118
First Horizon National Corp.	203,200	4,062
KeyCorp	381,800	7,701
Sterling Bancorp	186,162	4,579
Total		31,512

Beverages 2.31%
Coca-Cola European Partners plc (United Kingdom)(a)	65,959	2,628
Molson Coors Brewing Co. Class B	61,356	5,036
Total		7,664

Capital Markets 2.97%
E*TRADE Financial Corp.*	121,600	6,028
OM Asset Management plc (United Kingdom)(a)	228,384	3,825
Total		9,853

Chemicals 4.63%
Ashland Global Holdings, Inc.	64,000	4,557
Axalta Coating Systems Ltd.*	92,431	2,991
Eastman Chemical Co.	50,617	4,689
FMC Corp.	32,611	3,087
Total		15,324

Containers & Packaging 1.86%
Graphic Packaging Holding Co.	275,936	4,263
Packaging Corp. of America	15,702	1,893
Total		6,156
Investments	Shares	Fair Value (000)
Electric: Utilities 5.04%
Edison International	66,700	$4,218
FirstEnergy Corp.	209,695	6,421
Great Plains Energy, Inc.	188,000	6,061
Total		16,700

Electrical Equipment 2.91%
AMETEK, Inc.	42,501	3,080
Hubbell, Inc.	48,539	6,569
Total		9,649

Electronic Equipment, Instruments & Components 1.10%
Flex Ltd.*	202,700	3,647

Energy Equipment & Services 1.18%
Patterson-UTI Energy, Inc.	169,812	3,907

Equity Real Estate Investment Trusts 11.06%
Alexandria Real Estate Equities, Inc.	40,206	5,250
Apartment Investment & Management Co. Class A	71,300	3,117
Boston Properties, Inc.	37,300	4,850
Brixmor Property Group, Inc.	124,360	2,321
Duke Realty Corp.	151,101	4,111
Healthcare Trust of America, Inc. Class A	128,740	3,867
Highwoods Properties, Inc.	83,600	4,256
Invitation Homes, Inc.	134,700	3,175
UDR, Inc.	147,914	5,698
Total		36,645

Food Products 1.77%
B&G Foods, Inc.	91,120	3,203
Bunge Ltd.	39,617	2,657
Total		5,860

Health Care Equipment & Supplies 2.79%
DENTSPLY SIRONA, Inc.	67,211	4,424
Zimmer Biomet Holdings, Inc.	40,000	4,827
Total		9,251

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2017

Investments	Shares	Fair Value (000)
Health Care Providers & Services 1.03%
Encompass Health Corp.	69,274	$3,423

Hotels, Restaurants & Leisure 2.37%
Aramark	92,500	3,953
MGM Resorts International	116,678	3,896
Total		7,849

Household Durables 2.65%
Lennar Corp. Class A	68,700	4,345
Newell Brands, Inc.	143,719	4,441
Total		8,786

Information Technology Services 2.07%
Conduent, Inc.*	225,535	3,644
CSRA, Inc.	107,779	3,225
Total		6,869

Insurance 8.44%
Allstate Corp. (The)	20,245	2,120
Brown & Brown, Inc.	44,867	2,309
Hanover Insurance Group, Inc. (The)	42,648	4,610
Hartford Financial Services Group, Inc. (The)	80,086	4,507
Lincoln National Corp.	45,300	3,482
RenaissanceRe Holdings Ltd.	25,297	3,177
Validus Holdings Ltd.	66,600	3,125
XL Group Ltd.	132,200	4,648
Total		27,978

Leisure Products 1.07%
Hasbro, Inc.	39,028	3,547

Life Sciences Tools & Services 1.63%
Agilent Technologies, Inc.	21,100	1,413
PerkinElmer, Inc.	54,400	3,978
Total		5,391
Investments	Shares	Fair Value (000)
Machinery 6.39%
ITT, Inc.	88,227	$4,709
Kennametal, Inc.	85,309	4,130
Parker-Hannifin Corp.	27,369	5,462
Pentair plc (United Kingdom)(a)	97,399	6,878
Total		21,179

Metals & Mining 2.42%
Freeport-McMoRan, Inc.*	210,851	3,998
Steel Dynamics, Inc.	93,300	4,024
Total		8,022

Multi-Line Retail 1.05%
Dollar Tree, Inc.*	32,253	3,461

Multi-Utilities 2.18%
CMS Energy Corp.	123,825	5,857
SCANA Corp.	34,316	1,365
Total		7,222

Oil, Gas & Consumable Fuels 7.79%
Cabot Oil & Gas Corp.	118,300	3,383
Cimarex Energy Co.	54,569	6,658
Concho Resources, Inc.*	40,200	6,039
Hess Corp.	60,100	2,853
Noble Energy, Inc.	107,444	3,131
Williams Cos., Inc. (The)	123,400	3,763
Total		25,827

Road & Rail 0.99%
Kansas City Southern	31,267	3,290

Semiconductors & Semiconductor Equipment 2.84%
Marvell Technology Group Ltd.	142,300	3,055
Qorvo, Inc.*	43,978	2,929
Teradyne, Inc.	21,609	905
Tower Semiconductor Ltd. (Israel)*(a)	73,700	2,512
Total		9,401

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2017

Investments	Shares	Fair Value (000)
Specialty Retail 0.87%
Advance Auto Parts, Inc.	29,000	$2,891

Technology Hardware, Storage & Peripherals 1.73%
NetApp, Inc.	70,362	3,893
Western Digital Corp.	23,200	1,845
Total		5,738
Total Common Stocks (cost $281,767,692)		318,765
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 3.76%

Repurchase Agreement
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $13,040,000 of U.S. Treasury Note at 1.125% due 2/28/2021; value: $12,718,955; proceeds: $12,469,184 (cost $12,468,435)	$12,468	$12,468
Total Investments in Securities 99.95% (cost $294,236,127)		331,233
Other Assets in Excess of Liabilities 0.05%		155
Net Assets 100.00%		$331,388

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$318,765	$–	$–	$318,765
Repurchase Agreement	–	12,468	–	12,468
Total	$318,765	$12,468	$–	$331,233

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2017.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $294,236,127)	$331,233,384
Receivables:
Capital shares sold	660,296
Interest and dividends	477,025
Prepaid expenses	2,074
Total assets	332,372,779
LIABILITIES:
Payables:
Management fee	208,790
Directors’ fees	103,835
Fund administration	11,135
Capital shares reacquired	7,470
Accrued expenses	653,721
Total liabilities	984,951
NET ASSETS	$331,387,828
COMPOSITION OF NET ASSETS:
Paid-in capital	$296,749,868
Distributions in excess of net investment income	(103,835)
Accumulated net realized loss on investments	(2,255,462)
Net unrealized appreciation on investments	36,997,257
Net Assets	$331,387,828
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	13,522,417
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$24.51

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends	$5,834,252
Interest	9,295
Total investment income	5,843,547
Expenses:
Management fee	2,560,256
Non 12b-1 service fees	853,288
Shareholder servicing	260,431
Fund administration	136,547
Professional	64,414
Reports to shareholders	42,702
Custody	12,045
Directors’ fees	9,764
Other	26,598
Gross expenses	3,966,045
Expense reductions (See Note 8)	(3,099)
Net expenses	3,962,946
Net investment income	1,880,601
Net realized and unrealized gain (loss):
Net realized gain on investments	24,410,967
Net change in unrealized appreciation/depreciation on investments	(3,751,279)
Net realized and unrealized gain	20,659,688
Net Increase in Net Assets Resulting From Operations	$22,540,289

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income	$1,880,601	$1,791,492
Net realized gain on investments	24,410,967	24,359,673
Net change in unrealized appreciation/depreciation on investments	(3,751,279)	26,147,065
Net increase in net assets resulting from operations	22,540,289	52,298,230
Distributions to shareholders from:
Net investment income	(1,987,686)	(1,708,602)
Net realized gain	(32,008,018)	(19,456,583)
Total distributions to shareholders	(33,995,704)	(21,165,185)
Capital share transactions (See Note 13):
Proceeds from sales of shares	23,848,124	23,269,382
Reinvestment of distributions	33,995,704	21,165,186
Cost of shares reacquired	(71,563,154)	(66,531,091)
Net decrease in net assets resulting from capital share transactions	(13,719,326)	(22,096,523)
Net increase (decrease) in net assets	(25,174,741)	9,036,522
NET ASSETS:
Beginning of year	$356,562,569	$347,526,047
End of year	$331,387,828	$356,562,569
Undistributed (distributions in excess of) net investment income	$(103,835)	$850

12	See Notes to Financial Statements.

This page is intentionally left blank.

13

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2017	$25.52	$0.14	$ 1.58	$ 1.72	$(0.16)	$(2.57)	$(2.73)
12/31/2016	23.28	0.13	3.69	3.82	(0.13)	(1.45)	(1.58)
12/31/2015	26.02	0.15	(1.16)	(1.01)	(0.15)	(1.58)	(1.73)
12/31/2014	23.43	0.10	2.60	2.70	(0.11)	–	(0.11)
12/31/2013	18.05	0.10	5.37	5.47	(0.09)	–	(0.09)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$24.51	6.83	1.16	0.55	$331,388	70
25.52	16.39	1.17	0.52	356,563	67
23.28	(3.79)	1.18	0.56	347,526	61
26.02	11.53	1.16	0.40	418,164	58
23.43	30.32	1.14	0.49	437,155	62

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Mid Cap Stock Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy

17

Notes to Financial Statements (continued)

is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2017, the effective management was at an annualized rate of .75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016 was as follows:

	Year Ended 12/31/2017	Year Ended 12/31/2016
Distributions paid from:
Ordinary income	$5,200,449	$1,708,602
Net long-term capital gains	28,795,255	19,456,583
Total distributions paid	$33,995,704	$21,165,185

As of December 31, 2017, the components of accumulated gains on a tax-basis were as follows:

Temporary differences	$(596,952)
Unrealized gains – net	35,234,912
Total accumulated gains – net	$34,637,960

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $493,117 during fiscal 2017.

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$295,998,472
Gross unrealized gain	42,208,010
Gross unrealized loss	(6,973,098)
Net unrealized security gain	$35,234,912

19

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in
Excess of Net
Investment	Accumulated Net
Income	Realized Loss	Paid-in Capital
$2,400	$498	$(2,898)

The permanent differences are attributable to certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

Purchases	Sales
$233,647,611	$288,908,032

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2017.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2017, the Fund engaged in cross-trades purchases of $716,395 and sales of $2,982,894, which resulted in net realized gains of $34,946.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$12,468,435	$–	$12,468,435
Total	$12,468,435	$–	$12,468,435

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$12,468,435	$ –	$–	$(12,468,435)	$–
Total	$12,468,435	$ –	$–	$(12,468,435)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

21

Notes to Financial Statements (concluded)

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions. During the fiscal year ended December 31, 2017, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	917,562	972,000
Reinvestment of distributions	1,373,182	822,686
Shares reacquired	(2,739,249)	(2,749,761)
Decrease	(448,505)	(955,075)

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of Mid Cap Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid Cap Stock Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Mid Cap Stock Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board

29

Approval of Advisory Contract (continued)

considered that Lord Abbett was implementing a plan intended to improve the performance of its equity Funds. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that although the Fund’s net total expense ratio was above the median of the expense peer group, the Fund’s advisory fee rate equaled the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment

30

Approval of Advisory Contract (concluded)

advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 84% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the year ended December 31, 2017, $3,212,763 and $28,795,255, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Mid Cap Stock Portfolio	LASFMCV-3 (02/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund — Short Duration Income Portfolio

For the fiscal year ended December 31, 2017

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

47	Statement of Assets and Liabilities

48	Statement of Operations

49	Statements of Changes in Net Assets

50	Financial Highlights

52	Notes to Financial Statements

64	Report of Independent Registered Public Accounting Firm

65	Supplemental Information to Shareholders

Lord Abbett Series Fund — Short Duration Income
Portfolio Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Short Duration Income Portfolio for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 2.19%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the ICE BofA Merrill Lynch 1-3 year U.S. Corporate Credit Index,1 which returned 1.91% over the same period.

The Federal Reserve (Fed) gradually raised the Fed Funds rate over the 12-month period ended December 31, 2017, by raising interest rates by 25bps three times, ultimately reaching a target range of

1.25-1.50%. Inflation rose at a moderate pace during the year. The Consumer Price Index (CPI) gained 2.1% over the 12-month period ended December 31, 2017. Meanwhile, the employment picture continued to improve with the unemployment rate falling to 4.1% by year end, compared to 4.7% a year earlier and a high of 10.0% in October 2009. The U.S. Treasury yield curve flattened during the period, with the yield on two-year Treasury notes increasing by 69bps. Yields on longer-dated Treasury bonds were lower

1

over the period, with the yield on 10-year Treasury bonds slightly lower and the yield on 30-year Treasury bonds falling 32bps.

Consistent with the Fund’s strategic design, the Fund maintained exposures to a variety of bond market sectors, in addition to the investment grade corporate bonds represented in the benchmark. This design provides portfolio diversification and allows for the flexibility to take advantage of relative value opportunities across sectors. These sector weightings were important factors affecting performance.

For the trailing 12-month period, the primary factor contributing to the Fund’s relative performance was allocation to out-of-benchmark sectors, including commercial mortgage-backed securities and high yield corporate bonds. High yield corporate bonds outperformed higher-

rated securities as spreads tightened. Improving fundamentals and low defaults also created a positive environment for high yield corporate bonds during the period. Additionally, security selection within investment grade corporate bonds contributed to performance.

The Fund’s modest allocation to U.S. Government-related securities detracted from performance. While these securities offer diversification and liquidity with limited volatility, they did not perform as well as corporate bonds during the period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Credit Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

2

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2017

	1 Year	Life of Class
Class VC2	2.19%	1.73%

1    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 14, 2014.

2    The Class VC shares commenced operations on April 4, 2014. Performance for the Class began on April 14, 2014.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 - 12/31/17
Class VC
Actual	$1,000.00	$1,007.40	$4.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Auto	2.13%
Basic Industry	0.55%
Capital Goods	0.69%
Consumer Cyclical	0.97%
Consumer Discretionary	0.46%
Consumer Services	0.80%
Consumer Staples	0.54%
Energy	9.15%
Financial Services	64.22%
Foreign Government	0.22%
Health Care	1.61%
Integrated Oils	0.34%
Materials & Processing	3.45%
Municipal	0.20%
Other	0.11%
Producer Durables	0.67%
Technology	2.85%
Telecommunications	0.25%
Transportation	0.17%
U.S. Government	5.59%
Utilities	2.69%
Repurchase Agreement	2.34%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6	See Notes to Financial Statements.

Schedule of Investments

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
LONG-TERM INVESTMENTS 96.63%
ASSET-BACKED SECURITIES 29.14%

Automobiles 12.52%
Ally Auto Receivables Trust 2014-2 A3	1.25%	4/15/2019	$–	(a)	$388
Ally Auto Receivables Trust 2015-2 A3	1.49%	11/15/2019	3		3,116
American Credit Acceptance Receivables Trust 2015-3 C†	4.84%	10/12/2021	100		101,974
AmeriCredit Automobile Receivables Trust 2013-3 E†	3.74%	12/8/2020	100		100,185
AmeriCredit Automobile Receivables Trust 2014-3 B	1.92%	11/8/2019	93		92,637
AmeriCredit Automobile Receivables Trust 2016-3 A3	1.46%	5/10/2021	49		48,782
AmeriCredit Automobile Receivables Trust 2016-3 B	1.80%	10/8/2021	31		30,803
AmeriCredit Automobile Receivables Trust 2016-4 A2A	1.34%	4/8/2020	15		14,740
AmeriCredit Automobile Receivables Trust 2016-4 D	2.74%	12/8/2022	166		164,650
AmeriCredit Automobile Receivables Trust 2017-1 A2A	1.51%	5/18/2020	26		25,658
AmeriCredit Automobile Receivables Trust 2017-1 D	3.13%	1/18/2023	16		16,040
AmeriCredit Automobile Receivables Trust 2017-2 B	2.40%	5/18/2022	43		42,963
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%	3/20/2023	64		64,375
AmeriCredit Automobile Receivables Trust 2017-3 A2A	1.69%	12/18/2020	54		53,930
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%	6/19/2023	29		28,765
AmeriCredit Automobile Receivables Trust 2017-4 A3	2.04%	7/18/2022	97		96,610
AmeriCredit Automobile Receivables Trust 2017-4 B	2.36%	12/19/2022	42		41,780
Avis Budget Rental Car Funding AESOP LLC 2012-3A A†	2.10%	3/20/2019	97		96,503
Bank of The West Auto Trust 2017-1 A3†	2.11%	1/15/2023	100		99,504
Bank of The West Auto Trust 2017-1 A4†	2.33%	9/15/2023	100		99,473
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	15		15,009

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
California Republic Auto Receivables Trust 2015-4 A3†	2.04%	1/15/2020	$4	$4,075
California Republic Auto Receivables Trust 2015-4 A4†	2.58%	6/15/2021	228	229,025
California Republic Auto Receivables Trust 2015-4 B†	3.73%	11/15/2021	12	12,194
California Republic Auto Receivables Trust 2016-1 A3	1.89%	5/15/2020	19	18,762
California Republic Auto Receivables Trust 2016-1 A4	2.24%	10/15/2021	58	58,041
California Republic Auto Receivables Trust 2016-2 A3	1.56%	7/15/2020	10	9,762
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	15	14,896
Capital Auto Receivables Asset Trust 2014-3 C†	2.71%	11/20/2019	21	21,057
Capital Auto Receivables Asset Trust 2015-2 C	2.67%	8/20/2020	132	132,685
Capital Auto Receivables Asset Trust 2015-3 B	2.43%	9/21/2020	11	11,033
Capital Auto Receivables Asset Trust 2015-3 C	2.90%	12/21/2020	10	10,071
Capital Auto Receivables Asset Trust 2015-3 D	3.34%	3/22/2021	9	9,114
Capital Auto Receivables Asset Trust 2016-1 A4	1.98%	10/20/2020	16	15,981
Capital Auto Receivables Asset Trust 2016-1 B	2.67%	12/21/2020	12	12,063
Capital Auto Receivables Asset Trust 2016-2 A3	1.46%	6/22/2020	19	19,359
Capital Auto Receivables Asset Trust 2016-2 A4	1.63%	1/20/2021	24	23,873
Capital Auto Receivables Asset Trust 2016-2 B	2.11%	3/22/2021	4	3,990
Capital Auto Receivables Asset Trust 2017-1 A2†	1.76%	6/22/2020	64	63,905
Capital Auto Receivables Asset Trust 2017-1 A3†	2.02%	8/20/2021	28	27,934
Capital Auto Receivables Asset Trust 2017-1 A4†	2.22%	3/21/2022	17	16,919
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	32	31,767
CarMax Auto Owner Trust 2016-3 A4	1.60%	1/18/2022	32	31,491
CarMax Auto Owner Trust 2016-4 A2	1.21%	11/15/2019	17	17,063
CarMax Auto Owner Trust 2016-4 A3	1.40%	8/15/2021	28	27,725
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	21	20,614
CarMax Auto Owner Trust 2017-3 A2A	1.64%	9/15/2020	113	112,776
CarMax Auto Owner Trust 2017-3 A3	1.97%	4/15/2022	165	164,148
CarMax Auto Owner Trust 2017-3 A4	2.22%	11/15/2022	49	48,755
CarMax Auto Owner Trust 2017-4 A3	2.11%	10/17/2022	125	124,434
Chesapeake Funding II LLC 2016-2A A1†	1.88%	6/15/2028	148	147,865
Chesapeake Funding II LLC 2017-4A A1†	2.12%	11/15/2029	130	129,688
Chrysler Capital Auto Receivables Trust 2015-AA A4†	1.55%	2/18/2020	32	32,042

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Chrysler Capital Auto Receivables Trust 2015-BA B†	2.70%	12/15/2020	$3	$3,019
Chrysler Capital Auto Receivables Trust 2016-AA A3†	1.77%	10/15/2020	33	32,637
Chrysler Capital Auto Receivables Trust 2016-AA B†	2.88%	2/15/2022	11	11,100
CPS Auto Receivables Trust 2016-B A†	2.07%	11/15/2019	19	19,289
CPS Auto Receivables Trust 2017-C A†	1.78%	9/15/2020	74	73,738
CPS Auto Receivables Trust 2017-C B†	2.30%	7/15/2021	100	99,619
CPS Auto Trust 2017-D C†	3.01%	10/17/2022	100	99,395
Drive Auto Receivables Trust 2015-AA C†	3.06%	5/17/2021	32	32,120
Drive Auto Receivables Trust 2015-BA C†	2.76%	7/15/2021	1	1,182
Drive Auto Receivables Trust 2015-BA D†	3.84%	7/15/2021	5	5,081
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	18	18,272
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	22	22,521
Drive Auto Receivables Trust 2016-AA B†	3.17%	5/15/2020	4	4,155
Drive Auto Receivables Trust 2016-BA B†	2.56%	6/15/2020	9	9,143
Drive Auto Receivables Trust 2016-BA C†	3.19%	7/15/2022	20	20,155
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	41	42,166
Drive Auto Receivables Trust 2016-CA B†	2.37%	11/16/2020	30	30,043
Drive Auto Receivables Trust 2016-CA C†	3.02%	11/15/2021	78	78,608
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	27	27,739
Drive Auto Receivables Trust 2017-2 B	2.25%	6/15/2021	37	37,023
Drive Auto Receivables Trust 2017-2 C	2.75%	9/15/2023	42	42,077
Drive Auto Receivables Trust 2017-2 D	3.49%	9/15/2023	180	179,975
Drive Auto Receivables Trust 2017-BA B†	2.20%	5/15/2020	41	41,077
Drive Auto Receivables Trust 2017-BA C†	2.61%	8/16/2021	52	52,128
Drive Auto Receivables Trust 2017-BA D†	3.72%	10/17/2022	34	34,468
Exeter Automobile Receivables Trust 2017-3A A†	2.05%	12/15/2021	56	55,795
Exeter Automobile Receivables Trust 2017-3A B†	2.81%	9/15/2022	50	49,680
Fifth Third Auto Trust 2017-1 A4	2.03%	7/15/2024	39	38,628
First Investors Auto Owner Trust 2016-2A A1†	1.53%	11/16/2020	17	16,807
First Investors Auto Owner Trust 2017-1A A1†	1.69%	4/15/2021	28	27,488
First Investors Auto Owner Trust 2017-3A A1†	2.00%	3/15/2022	53	53,420
Flagship Credit Auto Trust 2015-2 A†	1.98%	10/15/2020	74	73,816
Flagship Credit Auto Trust 2015-3 A†	2.38%	10/15/2020	3	2,580
Flagship Credit Auto Trust 2016-2 A2†	3.05%	8/16/2021	60	60,388
Flagship Credit Auto Trust 2016-4 A2†	1.96%	2/16/2021	10	9,980
Flagship Credit Auto Trust 2017-3 A†	1.88%	10/15/2021	55	55,311

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	$30	$29,889
Flagship Credit Auto Trust 2017-4 A†	2.07%	4/15/2022	83	82,899
Ford Credit Auto Lease Trust 2016-A A3	1.71%	4/15/2019	23	23,005
Ford Credit Auto Owner Trust 2016-C A2A	1.04%	9/15/2019	35	34,607
Honda Auto Receivables Owner Trust 2016-4 A2	1.04%	4/18/2019	32	31,555
Huntington Auto Trust 2016-1 A3	1.59%	11/16/2020	92	91,638
Hyundai Auto Receivables Trust 2016-B C	2.19%	11/15/2022	72	71,270
Mercedes-Benz Auto Lease Trust 2016-A A3	1.52%	3/15/2019	35	34,756
Mercedes-Benz Auto Receivables Trust 2016-1 A2A	1.11%	3/15/2019	22	21,676
Nissan Auto Receivables Owner Trust 2014-B A3	1.11%	5/15/2019	7	7,271
Nissan Auto Receivables Owner Trust 2016-A A3	1.34%	10/15/2020	590	587,371
Nissan Auto Receivables Owner Trust 2016-B A3	1.32%	1/15/2021	26	25,825
Santander Drive Auto Receivables Trust 2014-3 D	2.65%	8/17/2020	14	14,045
Santander Drive Auto Receivables Trust 2014-4 C	2.60%	11/16/2020	11	10,737
Santander Drive Auto Receivables Trust 2015-3 B	2.07%	4/15/2020	3	2,709
Santander Drive Auto Receivables Trust 2015-3 C	2.74%	1/15/2021	13	13,063
Santander Drive Auto Receivables Trust 2015-4 C	2.97%	3/15/2021	77	77,545
Santander Drive Auto Receivables Trust 2015-5 D	3.65%	12/15/2021	22	22,342
Santander Drive Auto Receivables Trust 2016-1 D	4.02%	4/15/2022	264	270,784
Santander Drive Auto Receivables Trust 2016-2 B	2.08%	2/16/2021	10	10,004
Santander Drive Auto Receivables Trust 2016-3 A2	1.34%	11/15/2019	6	6,275
Santander Drive Auto Receivables Trust 2016-3 A3	1.50%	8/17/2020	34	33,947
Santander Drive Auto Receivables Trust 2016-3 B	1.89%	6/15/2021	250	249,518
Santander Drive Auto Receivables Trust 2017-1 D	3.17%	4/17/2023	14	14,080
Santander Drive Auto Receivables Trust 2017-2 D	3.49%	7/17/2023	89	89,954
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	20	20,022
TCF Auto Receivables Owner Trust 2015-1A A4†	1.96%	11/16/2020	621	620,761
TCF Auto Receivables Owner Trust 2015-1A B†	2.49%	4/15/2021	29	29,003
TCF Auto Receivables Owner Trust 2015-1A D†	3.53%	3/15/2022	10	9,974
TCF Auto Receivables Owner Trust 2015-2A A3†	2.06%	4/15/2020	8	8,489
TCF Auto Receivables Owner Trust 2015-2A B†	3.00%	9/15/2021	6	6,034
TCF Auto Receivables Owner Trust 2015-2A C†	3.75%	12/15/2021	4	4,044
TCF Auto Receivables Owner Trust 2016-1A A2†	1.39%	11/15/2019	15	14,860
TCF Auto Receivables Owner Trust 2016-1A A4†	2.03%	2/15/2022	50	49,644
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%	6/15/2022	33	32,495
TCF Auto Receivables Owner Trust 2016-PT1A A†	1.93%	6/15/2022	65	64,900
Toyota Auto Receivables Owner Trust 2016-A A3	1.25%	3/16/2020	41	40,907
Toyota Auto Receivables Owner Trust 2016-D A3	1.23%	10/15/2020	40	39,659

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Westlake Automobile Receivables Trust 2016-2A C†	2.83%		5/17/2021	$10	$10,032
Westlake Automobile Receivables Trust 2016-3A B†	2.07%		12/15/2021	11	10,967
Westlake Automobile Receivables Trust 2017-1A B†	2.30%		10/17/2022	100	99,927
Westlake Automobile Receivables Trust 2017-2A A2A†	1.80%		7/15/2020	82	81,880
Westlake Automobile Receivables Trust 2017-2A B†	2.25%		12/15/2020	67	66,691
Westlake Automobile Receivables Trust 2017-2A D†	3.28%		12/15/2022	130	128,962
Total					7,497,631

Credit Cards 7.32%
American Express Credit Account Master Trust 2017-6 A	2.04%		5/15/2023	167	166,251
American Express Credit Account Master Trust 2017-7 A	2.35%		5/15/2025	129	128,701
BA Credit Card Trust 2016-A1 A	1.867% (1 Mo. LIBOR + .39%	)#	10/15/2021	48	48,182
BA Credit Card Trust 2017-A2	1.84%		1/17/2023	241	238,724
Barclays Dryrock Issuance Trust 2016-1 A	1.52%		5/16/2022	100	99,113
Barclays Dryrock Issuance Trust 2017-1 A	1.807% (1 Mo. LIBOR + .33%	)#	3/15/2023	220	220,723
Barclays Dryrock Issuance Trust 2017-2 A	1.777% (1 Mo. LIBOR + .30%	)#	5/15/2023	221	221,323
Capital One Multi-Asset Execution Trust 2015-A3	1.877% (1 Mo. LIBOR + .40%	)#	3/15/2023	50	50,285
Capital One Multi-Asset Execution Trust 2015-A5	1.60%		5/17/2021	28	27,974
Capital One Multi-Asset Execution Trust 2016-A1	1.927% (1 Mo. LIBOR + .45%	)#	2/15/2022	74	74,364
Capital One Multi-Asset Execution Trust 2016-A4	1.33%		6/15/2022	28	27,660
Capital One Multi-Asset Execution Trust 2017-A4	1.99%		7/17/2023	247	245,527
Capital One Multi-Asset Execution Trust 2017-A6	2.29%		7/15/2025	133	132,190
Chase Issuance Trust 2012-A4	1.58%		8/16/2021	150	148,799
Chase Issuance Trust 2016-A2 A	1.37%		6/15/2021	22	21,793
Citibank Credit Card Issuance Trust 2014-A1	2.88%		1/23/2023	35	35,645
Citibank Credit Card Issuance Trust 2017-A8	1.86%		8/8/2022	178	176,390
Discover Card Execution Note Trust 2015-A2 A	1.90%		10/17/2022	145	144,166
Discover Card Execution Note Trust 2015-A4	2.19%		4/17/2023	100	100,039
Discover Card Execution Note Trust 2016-A2	2.017% (1 Mo. LIBOR + .54%	)#	9/15/2021	100	100,547
Discover Card Execution Note Trust 2016-A4	1.39%		3/15/2022	100	98,801
Discover Card Execution Note Trust 2017-A6	1.88%		2/15/2023	161	159,771

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
First National Master Note Trust 2017-2 A	1.917% (1 Mo. LIBOR + 0.44%	)#	10/16/2023	$172	$172,443
Synchrony Credit Card Master Note Trust 2015-1 A	2.37%		3/15/2023	24	24,080
Synchrony Credit Card Master Note Trust 2015-2 A	1.60%		4/15/2021	56	55,967
Synchrony Credit Card Master Note Trust 2016-1 A	2.04%		3/15/2022	300	299,962
Synchrony Credit Card Master Note Trust 2016-2 A	2.21%		5/15/2024	179	178,053
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	100	99,111
Synchrony Credit Card Master Note Trust 2017-1 A	1.93%		6/15/2023	142	140,739
Synchrony Credit Card Master Note Trust 2017-1 B	2.19%		6/15/2023	44	43,503
Synchrony Credit Card Master Note Trust 2017-2 A	2.62%		10/15/2025	122	122,081
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	100	99,645
World Financial Network Credit Card Master Trust 2012-A	3.14%		1/17/2023	17	17,212
World Financial Network Credit Card Master Trust 2015-B A	2.55%		6/17/2024	49	49,206
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	134	131,678
World Financial Network Credit Card Master Trust 2017-A	2.12%		3/15/2024	150	149,452
World Financial Network Credit Card Master Trust 2017-B A	1.98%		6/15/2023	131	130,650
Total					4,380,750

Other 9.30%
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	242	241,483
Ammc CLO 19 Ltd. 2016-19A A†	2.859% (3 Mo. LIBOR + 1.50%	)#	10/15/2028	250	252,495
Apidos CLO X 2012-10A A†	2.798% (3 Mo. LIBOR + 1.42%	)#	10/30/2022	109	109,651
Arbor Realty Collateralized Loan Obligation Ltd. 2017-FL3 A†	2.233% (1 Mo. LIBOR + 0.99%	)#	12/15/2027	100	100,196
Ascentium Equipment Receivables Trust 2016-1A A2†	1.75%		11/13/2018	7	6,921
Ascentium Equipment Receivables Trust 2016-2A A2†	1.46%		4/10/2019	13	13,363
Ascentium Equipment Receivables Trust 2016-2A A3†	1.65%		5/10/2022	28	27,784
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	20	19,943
Ascentium Equipment Receivables Trust 2017-2A A2†	2.00%		5/11/2020	22	21,947

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Avery Point V CLO Ltd. 2014-5A AR†	2.333% (3 Mo. LIBOR + .98%	)#	7/17/2026	$250	$250,820
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	11	10,978
CNH Equipment Trust 2015-C A3	1.66%		11/16/2020	43	43,186
CNH Equipment Trust 2016-B A4	1.97%		11/15/2021	6	5,953
Conn Funding II LP 2017-A†	2.73%		7/15/2019	26	26,514
Dell Equipment Finance Trust 2016-1 A3†	1.65%		7/22/2021	100	99,871
Dell Equipment Finance Trust 2016-1 B†	2.03%		7/22/2021	100	99,818
Dell Equipment Finance Trust 2017-1 A2†	1.86%		6/24/2019	100	99,973
Dell Equipment Finance Trust 2017-1 A3†	2.14%		4/22/2022	100	99,918
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	28	28,103
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	46	46,519
DLL Securitization Trust 2017-A A2†	1.89%		7/15/2020	100	99,839
DLL Securitization Trust 2017-A A3†	2.14%		12/15/2021	100	99,537
Dryden 30 Senior Loan Fund 2013-30A AR†	2.236% (3 Mo. LIBOR + .82%	)#	11/15/2028	250	250,310
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	30	29,579
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022	78	77,903	(b)
Ford Credit Floorplan Master Owner Trust 2015-4 A1	1.77%		8/15/2020	62	61,969
Ford Credit Floorplan Master Owner Trust 2017-2 A1	2.16%		9/15/2022	100	99,658
Ford Credit Floorplan Master Owner Trust A 2015-1 A1	1.42%		1/15/2020	50	49,991
GoldenTree Loan Opportunities IX Ltd. 2014-9A AR†	2.748% (3 Mo. LIBOR + 1.37%	)#	10/29/2026	500	504,010
Greystone Commercial Real Estate Notes Ltd. 2017-FL1A A†	3.027% (1 Mo. LIBOR + 1.55%	)#	3/15/2027	100	100,873
Greystone Commercial Real Estate Notes Ltd. 2017-FL1A B†	4.227% (1 Mo. LIBOR + 2.75%	)#	3/15/2027	100	100,151
Leaf Receivables Funding 12 LLC 2017-1 A3†	2.07%		8/15/2020	100	99,666
MMAF Equipment Finance LLC 2016-AA A2†	1.39%		12/17/2018	32	31,868
Mountain Hawk II CLO Ltd. 2013-2A A1†	2.523% (3 Mo. LIBOR + 1.16%	)#	7/22/2024	249	249,478
Mountain Hawk III CLO Ltd. 2014-3A AR†	2.554% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	250	250,793
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	96	95,329
NextGear Floorplan Master Owner Trust 2017-1A A2†	2.54%		4/18/2022	100	99,796
Nissan Master Owner Trust Receivables 2016-A A2	1.54%		6/15/2021	35	34,714

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Oaktree EIF I Ltd. 2015-A1 A†	2.974% (3 Mo. LIBOR + 1.62%	)#	10/18/2027	$250		$251,367
Octagon Investment Partners XXI Ltd. 2014-1A A1AR†	2.763% (3 Mo. LIBOR + 1.35%	)#	11/14/2026	250		251,588
OneMain Financial Issuance Trust 2015-1A A†	3.19%		3/18/2026	100		100,636
OneMain Financial Issuance Trust 2015-2A A†	2.57%		7/18/2025	48		47,692
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	97		96,762
SoFi Professional Loan Program 2017-D A1FX†	1.72%		9/25/2040	85		84,500
SoFi Professional Loan Program LLC 2017-C A2A†	1.75%		7/25/2040	77		77,196
SoFi Professional Loan Program LLC 2017-E A2A†	1.86%		11/26/2040	128		127,116
SoFi Professional Loan Program LLC 2017-F A1FX†	2.05%		1/25/2041	100		99,767
Taco Bell Funding LLC 2016-1A A2I†	3.832%		5/25/2046	25		25,074
Tryon Park CLO Ltd. 2013-1A A1†	2.479% (3 Mo. LIBOR + 1.12%	)#	7/15/2025	213		213,468
Wells Fargo Dealer Floorplan Master Note Trust 2015-2 A	2.151% (1 Mo. LIBOR + .65%	)#	1/20/2022	5		5,036
West CLO Ltd. 2014-2A A1AR†	2.231% (3 Mo. LIBOR + 0.87%	)#	1/16/2027	250		250,116
Total						5,571,218
Total Asset-Backed Securities (cost $17,478,747)						17,449,599

				Shares (000)

COMMON STOCK 0.00%

Oil
Templar Energy LLC Class A Units (cost $728)				—	(a)	160

				Principal Amount (000)

CONVERTIBLE BOND 0.14%

Real Estate Investment Trusts
VEREIT, Inc. (cost $84,336)	3.00%		8/1/2018	$84		84,105

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
CORPORATE BONDS 36.49%

Aerospace/Defense 0.38%
Embraer Overseas Ltd.†	5.696%	9/16/2023	$33	$36,217
Embraer SA (Brazil)(c)	5.15%	6/15/2022	2	2,145
Harris Corp.	1.999%	4/27/2018	60	59,942
Orbital ATK, Inc.	5.50%	10/1/2023	122	129,320
Total				227,624

Air Transportation 0.05%
American Airlines 2014-1 Class B Pass-Through Trust	4.375%	4/1/2024	13	13,587
Continental Airlines 2012-1 Class B Pass-Through Trust	6.25%	10/11/2021	3	2,853
US Airways 2012-2 Class B Pass-Through Trust	6.75%	12/3/2022	11	11,763
Total				28,203

Auto Parts: Original Equipment 0.55%
American Axle & Manufacturing, Inc.	6.625%	10/15/2022	79	82,061
International Automotive Components Group SA (Luxembourg)†(c)	9.125%	6/1/2018	17	16,841
Nexteer Automotive Group Ltd.†	5.875%	11/15/2021	200	209,500
TI Group Automotive Systems LLC (United Kingdom)†(c)	8.75%	7/15/2023	8	8,620
Titan International, Inc.†	6.50%	11/30/2023	14	14,280
Total				331,302

Automotive 1.40%
Deck Chassis Acquisition, Inc.†	10.00%	6/15/2023	19	21,233
Ford Motor Credit Co. LLC	8.125%	1/15/2020	200	221,637
General Motors Financial Co., Inc.	2.40%	5/9/2019	55	55,027
General Motors Financial Co., Inc.	3.15%	6/30/2022	103	103,014
General Motors Financial Co., Inc.	3.20%	7/6/2021	46	46,482
General Motors Financial Co., Inc.	4.20%	3/1/2021	85	88,452
General Motors Financial Co., Inc.	4.375%	9/25/2021	82	86,320
Hyundai Capital America†	1.75%	9/27/2019	36	35,328
Hyundai Capital America†	2.00%	7/1/2019	5	4,941
Hyundai Capital America†	2.40%	10/30/2018	29	28,978
Hyundai Capital America†	2.50%	3/18/2019	117	116,741
Hyundai Capital America†	3.25%	9/20/2022	31	30,993
Total				839,146

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2017

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Banks: Regional 8.18%
ABN AMRO Bank NV (Netherlands)(c)	6.25%		4/27/2022	$400	$447,516
Associated Banc-Corp.	2.75%		11/15/2019	29	29,108
Banco de Credito del Peru (Panama)†(c)	2.25%		10/25/2019	200	200,250
Bank of America Corp.	2.151%		11/9/2020	20	19,921
Bank of America Corp.	2.328%	#(d)	10/1/2021	59	58,853
Bank of America Corp.	2.369% (3 Mo. LIBOR + .66%	)#	7/21/2021	37	36,946
Bank of America Corp.	2.65%		4/1/2019	9	9,052
Bank of America Corp.†	3.004%	#(d)	12/20/2023	225	225,701
Bank of America Corp.	5.49%		3/15/2019	300	310,661
Bank of America Corp.	5.65%		5/1/2018	50	50,599
Bank of America Corp.	6.875%		4/25/2018	83	84,272
Bank of America Corp.	6.875%		11/15/2018	14	14,581
Barclays Bank plc (United Kingdom)†(c)	10.179%		6/12/2021	80	97,563
Citigroup, Inc.	1.80%		2/5/2018	20	19,998
Citigroup, Inc.	2.327% (3 Mo. LIBOR + .96%	)#	4/25/2022	90	90,988
Citigroup, Inc.	2.45%		1/10/2020	61	61,054
Citigroup, Inc.	2.876% (3 Mo. LIBOR + .95%	)#	7/24/2023	61	60,751
Citigroup, Inc.	2.90%		12/8/2021	70	70,517
Citigroup, Inc.	4.05%		7/30/2022	42	43,754
Citigroup, Inc.	8.50%		5/22/2019	45	48,761
Compass Bank	5.50%		4/1/2020	68	71,578
Discover Bank	8.70%		11/18/2019	250	274,983
European Investment Bank (Luxembourg)(c)	1.00%		3/15/2018	157	156,810
European Investment Bank (Luxembourg)(c)	1.25%		5/15/2018	66	65,907
Goldman Sachs Group, Inc. (The)	2.481% (3 Mo. LIBOR + 1.11%	)#	4/26/2022	64	64,775
Goldman Sachs Group, Inc. (The)	2.60%		12/27/2020	69	69,036
Goldman Sachs Group, Inc. (The)	2.876%	#(d)	10/31/2022	96	95,766
Goldman Sachs Group, Inc. (The)	2.908% (3 Mo. LIBOR + 1.05%	)#	6/5/2023	67	66,615
Goldman Sachs Group, Inc. (The)	5.25%		7/27/2021	103	111,674
Goldman Sachs Group, Inc. (The)	5.375%		3/15/2020	119	126,212
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	24	26,623
Goldman Sachs Group, Inc. (The)	5.95%		1/18/2018	8	8,013
Goldman Sachs Group, Inc. (The)	6.00%		6/15/2020	19	20,554
Goldman Sachs Group, Inc. (The)	7.50%		2/15/2019	55	58,138
HBOS plc (United Kingdom)†(c)	6.75%		5/21/2018	400	406,819
Intesa Sanpaolo SpA (Italy)(c)	3.875%		1/15/2019	200	202,706
Macquarie Bank Ltd. (Australia)†(c)	2.539% (3 Mo. LIBOR + 1.18%	)#	1/15/2019	136	137,230

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Banks: Regional (continued)
Macquarie Group Ltd. (Australia)†(c)	6.00%		1/14/2020	$75	$79,937
Macquarie Group Ltd. (Australia)†(c)	7.625%		8/13/2019	9	9,708
Morgan Stanley	2.213% (3 Mo. LIBOR + .80%	)#	2/14/2020	56	56,232
Morgan Stanley	2.543% (3 Mo. LIBOR + 1.18%	)#	1/20/2022	59	60,002
Morgan Stanley	2.80%		6/16/2020	11	11,105
Morgan Stanley	4.875%		11/1/2022	39	42,036
Morgan Stanley	7.30%		5/13/2019	200	213,274
Popular, Inc.	7.00%		7/1/2019	57	59,565
Santander UK Group Holdings plc (United Kingdom)(c)	2.875%		10/16/2020	55	55,232
Santander UK Group Holdings plc (United Kingdom)(c)	3.125%		1/8/2021	173	174,816
Santander UK plc (United Kingdom)(c)	2.00%		8/24/2018	10	10,003
Santander UK plc (United Kingdom)(c)	2.50%		3/14/2019	38	38,121
Santander UK plc (United Kingdom)(c)	3.05%		8/23/2018	15	15,104
SVB Financial Group	5.375%		9/15/2020	5	5,347
Wells Fargo & Co.	2.55%		12/7/2020	6	6,026
Wells Fargo & Co.	3.069%		1/24/2023	117	117,931
Total					4,898,724

Beverages 0.03%
Beam Suntory, Inc.	1.75%		6/15/2018	2	1,997
Cott Beverages, Inc.	5.375%		7/1/2022	16	16,643
Total					18,640

Biotechnology Research & Production 0.02%
Sterigenics-Nordion Topco LLC PIK 8.875%†	8.125%		11/1/2021	11	11,138

Building Materials 0.36%
Atrium Windows & Doors, Inc.†	7.75%		5/1/2019	12	12,225
Boral Finance Pty Ltd. (Australia)†(c)	3.00%		11/1/2022	19	18,852
CPG Merger Sub LLC†	8.00%		10/1/2021	37	38,388
Griffon Corp.†	5.25%		3/1/2022	48	48,720
Holcim US Finance Sarl & Cie SCS (Luxembourg)†(c)	6.00%		12/30/2019	34	36,083
Martin Marietta Materials, Inc.	2.096% (3 Mo. LIBOR + .65%	)#	5/22/2020	10	10,057
Martin Marietta Materials, Inc.	6.60%		4/15/2018	14	14,182
NCI Building Systems, Inc.†	8.25%		1/15/2023	13	13,796
Ply Gem Industries, Inc.	6.50%		2/1/2022	24	24,900
Total					217,203

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2017

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Business Services 0.37%
APX Group, Inc.	8.75%	12/1/2020	$113	$115,684
Chicago Parking Meters LLC†	5.489%	12/30/2020	30	30,747
ERAC USA Finance LLC†	5.25%	10/1/2020	25	26,697
Prime Security Services Borrower LLC/Prime Finance, Inc.†	9.25%	5/15/2023	19	21,137
Sotheby’s†	5.25%	10/1/2022	11	11,346
Verisk Analytics, Inc.	4.875%	1/15/2019	17	17,411
Total				223,022

Chemicals 0.57%
Blue Cube Spinco, Inc.	9.75%	10/15/2023	62	73,470
Celanese US Holdings LLC	5.875%	6/15/2021	55	60,250
GCP Applied Technologies, Inc.†	9.50%	2/1/2023	9	10,013
Westlake Chemical Corp.	4.625%	2/15/2021	60	61,800
Westlake Chemical Corp.	4.875%	5/15/2023	81	83,835
Yara International ASA (Norway)†(c)	7.875%	6/11/2019	47	50,451
Total				339,819

Coal 0.03%
Eterna Capital Pte Ltd. PIK 6% (Singapore)(c)	6.00%	12/11/2022	10	10,506	(b)
Peabody Energy Corp.†	6.00%	3/31/2022	8	8,330
Total				18,836

Computer Hardware 0.51%
Dell International LLC/EMC Corp.†	3.48%	6/1/2019	32	32,409
Dell International LLC/EMC Corp.†	5.45%	6/15/2023	49	53,005
Dell International LLC/EMC Corp.†	4.42%	6/15/2021	93	96,974
Dell International LLC/EMC Corp.†	5.875%	6/15/2021	30	31,200
Everi Payments, Inc.	10.00%	1/15/2022	88	94,875
Total				308,463

Computer Software 0.66%
Activision Blizzard, Inc.†	6.125%	9/15/2023	98	103,909
Dun & Bradstreet Corp. (The)	4.25%	6/15/2020	3	3,078
First Data Corp.†	5.75%	1/15/2024	31	32,310
First Data Corp.†	7.00%	12/1/2023	77	81,620
Infor Software Parent LLC/Infor Software Parent, Inc. PIK 7.875%†	7.125%	5/1/2021	41	42,127
Solera LLC/Solera Finance, Inc.†	10.50%	3/1/2024	63	71,189
VMware, Inc.	2.95%	8/21/2022	60	59,889
Total				394,122

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Construction/Homebuilding 0.44%
Brookfield Residential Properties, Inc. (Canada)†(c)	6.50%	12/15/2020	$98	$100,205
Century Communities, Inc.	6.875%	5/15/2022	30	31,650
D.R. Horton, Inc.	3.75%	3/1/2019	60	60,816
M/I Homes, Inc.	6.75%	1/15/2021	3	3,120
William Lyon Homes, Inc.	5.75%	4/15/2019	30	30,300
William Lyon Homes, Inc.	7.00%	8/15/2022	35	36,138
Total				262,229

Containers 0.34%
OI European Group BV (Netherlands)†(c)	4.00%	3/15/2023	15	15,058
Packaging Corp. of America	6.50%	3/15/2018	85	85,705
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%	10/15/2020	102	103,410
Total				204,173

Drugs 0.42%
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.†	7.50%	10/1/2024	14	15,190
Mylan, Inc.	2.55%	3/28/2019	122	122,030
Teva Pharmaceutical Finance Co. BV (Curacao)(c)	3.65%	11/10/2021	9	8,569
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(c)	1.40%	7/20/2018	36	35,765
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(c)	1.70%	7/19/2019	30	29,156
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(c)	2.20%	7/21/2021	44	40,222
Total				250,932

Electric: Power 2.27%
AES Corp. (The)	4.875%	5/15/2023	31	31,736
Dominion Energy, Inc.	2.962%	7/1/2019	37	37,297
Dominion Energy, Inc.†	1.50%	9/30/2018	30	29,898
Dominion Energy, Inc.	4.104%	4/1/2021	77	80,183
Duquesne Light Holdings, Inc.†	5.90%	12/1/2021	15	16,598
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	22	24,071
Emera US Finance LP	2.70%	6/15/2021	10	9,983
Enel Finance International NV (Netherlands)†(c)	2.875%	5/25/2022	200	199,636
Eversource Energy	2.50%	3/15/2021	200	198,866
Exelon Generation Co. LLC	3.40%	3/15/2022	7	7,124
Exelon Generation Co. LLC	4.25%	6/15/2022	2	2,100
Jersey Central Power & Light Co.	7.35%	2/1/2019	45	47,262

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2017

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Electric: Power (continued)
Metropolitan Edison Co.	7.70%	1/15/2019	$11	$11,595
Oklahoma Gas & Electric Co.	8.25%	1/15/2019	100	105,971
Origin Energy Finance Ltd. (Australia)†(c)	3.50%	10/9/2018	200	201,228
Origin Energy Finance Ltd. (Australia)†(c)	5.45%	10/14/2021	102	110,097
Pennsylvania Electric Co.	5.20%	4/1/2020	11	11,616
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	5.375%	5/1/2021	10	10,724
PSEG Power LLC	5.125%	4/15/2020	3	3,173
Public Service Co. of New Mexico	7.95%	5/15/2018	19	19,397
Puget Energy, Inc.	6.00%	9/1/2021	35	38,750
San Diego Gas & Electric Co.	1.914%	2/1/2022	19	18,835
SCANA Corp.	4.125%	2/1/2022	53	54,169
SCANA Corp.	4.75%	5/15/2021	40	41,503
SCANA Corp.	6.25%	4/1/2020	39	41,420
TECO Finance, Inc.	5.15%	3/15/2020	7	7,371
Total				1,360,603

Electrical Equipment 0.55%
Broadcom Corp./Broadcom Cayman Finance Ltd.†	2.375%	1/15/2020	13	12,918
Broadcom Corp./Broadcom Cayman Finance Ltd.†	2.65%	1/15/2023	71	68,514
Broadcom Corp./Broadcom Cayman Finance Ltd.†	3.00%	1/15/2022	43	42,671
NXP BV/NXP Funding LLC (Netherlands)†(c)	5.75%	3/15/2023	200	207,000
Total				331,103

Electrical: Household 0.13%
General Cable Corp.	5.75%	10/1/2022	74	77,052

Electronics 0.15%
Jabil, Inc.	8.25%	3/15/2018	22	22,378
PerkinElmer, Inc.	5.00%	11/15/2021	10	10,789
Tech Data Corp.	3.70%	2/15/2022	55	55,216
Total				88,383

Entertainment 0.33%
Eldorado Resorts, Inc.	7.00%	8/1/2023	11	11,797
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	6.125%	8/15/2021	5	4,975
Scientific Games International, Inc.	6.25%	9/1/2020	31	31,504
Scientific Games International, Inc.	6.625%	5/15/2021	36	37,350
Scientific Games International, Inc.	10.00%	12/1/2022	91	100,214
Seminole Tribe of Florida, Inc.†	7.804%	10/1/2020	3	3,045

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Entertainment (continued)
WMG Acquisition Corp.†	5.625%	4/15/2022	$2	$2,068
WMG Acquisition Corp.†	6.75%	4/15/2022	9	9,427
Total				200,380

Financial Services 2.07%
Discover Financial Services	5.20%	4/27/2022	31	33,396
E*TRADE Financial Corp.	2.95%	8/24/2022	18	17,865
International Lease Finance Corp.	5.875%	4/1/2019	34	35,395
International Lease Finance Corp.	6.25%	5/15/2019	104	109,009
International Lease Finance Corp.†	7.125%	9/1/2018	61	62,954
International Lease Finance Corp.	8.25%	12/15/2020	183	210,646
International Lease Finance Corp.	8.625%	1/15/2022	2	2,411
Jefferies Group LLC	8.50%	7/15/2019	196	212,947
Lazard Group LLC	4.25%	11/14/2020	75	78,165
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	59	60,291
Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625%	5/1/2019	27	27,783
Navient Corp.	4.875%	6/17/2019	21	21,407
Navient Corp.	5.00%	10/26/2020	120	121,950
Navient Corp.	5.50%	1/15/2019	42	42,840
Navient Corp.	5.875%	3/25/2021	14	14,507
Navient Corp.	6.625%	7/26/2021	58	61,335
Navient Corp.	8.00%	3/25/2020	12	13,005
OneMain Financial Holdings LLC†	6.75%	12/15/2019	52	53,732
OneMain Financial Holdings LLC†	7.25%	12/15/2021	49	50,951
VFH Parent LLC/Orchestra Co-Issuer, Inc.†	6.75%	6/15/2022	7	7,385
Total				1,237,974

Food 0.47%
Dean Foods Co.†	6.50%	3/15/2023	37	36,908
JBS USA LUX SA/JBS USA Finance, Inc. †	7.25%	6/1/2021	138	140,932
JBS USA LUX SA/JBS USA Finance, Inc.†	8.25%	2/1/2020	76	76,418
Smithfield Foods, Inc.†	2.70%	1/31/2020	17	16,905
Smithfield Foods, Inc.†	3.35%	2/1/2022	10	10,028
Total				281,191

Health Care Products 0.26%
Life Technologies Corp.	5.00%	1/15/2021	49	51,871
Life Technologies Corp.	6.00%	3/1/2020	96	102,794
Total				154,665

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2017

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Health Care Services 0.44%
Acadia Healthcare Co., Inc.	6.125%	3/15/2021	$18	$18,338
Eagle Holding Co. II LLC PIK 8.375%†	7.625%	5/15/2022	24	24,480
Fresenius Medical Care US Finance II, Inc.†	4.125%	10/15/2020	7	7,214
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	95	104,675
Fresenius Medical Care US Finance, Inc.†	5.75%	2/15/2021	6	6,496
Kindred Healthcare, Inc.	8.00%	1/15/2020	24	26,123
Kindred Healthcare, Inc.	8.75%	1/15/2023	38	40,470
Universal Health Services, Inc.†	3.75%	8/1/2019	11	11,220
Universal Health Services, Inc.†	4.75%	8/1/2022	25	25,531
Total				264,547

Insurance 0.19%
CNA Financial Corp.	5.875%	8/15/2020	11	11,905
HUB International Ltd.†	7.875%	10/1/2021	6	6,255
Liberty Mutual Group, Inc.†	5.00%	6/1/2021	17	18,194
Lincoln National Corp.	7.00%	3/15/2018	5	5,049
Lincoln National Corp.	8.75%	7/1/2019	10	10,921
Protective Life Corp.	7.375%	10/15/2019	15	16,263
Willis North America, Inc.	7.00%	9/29/2019	44	47,203
Total				115,790

Leasing 0.03%
DAE Funding LLC (United Arab Emirates)†(c)	4.00%	8/1/2020	18	18,225

Leisure 0.27%
LTF Merger Sub, Inc.†	8.50%	6/15/2023	40	42,550
NCL Corp. Ltd.†	4.75%	12/15/2021	14	14,525
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	95	104,424
Total				161,499

Lodging 0.09%
Hyatt Hotels Corp.†	6.875%	8/15/2019	50	53,318

Machinery: Agricultural 0.23%
BAT Capital Corp.†	2.764%	8/15/2022	36	35,838
Bunge Ltd. Finance Corp.	8.50%	6/15/2019	1	1,083
Viterra, Inc. (Canada)†(c)	5.95%	8/1/2020	94	101,567
Total				138,488

Machinery: Industrial/Specialty 0.02%
Kennametal, Inc.	2.65%	11/1/2019	10	10,011

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

				Principal
	Interest	Maturity		Amount	Fair
Investments	Rate	Date		(000)	Value
Manufacturing 0.29%
American Outdoor Brands Corp.†	5.00%	7/15/2018		$5	$4,975
Bombardier, Inc. (Canada)†(c)	6.125%	1/15/2023		42	41,370
Bombardier, Inc. (Canada)†(c)	8.75%	12/1/2021		56	61,880
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022		45	46,237
Pentair Finance Sarl (Luxembourg)(c)	2.90%	9/15/2018		17	17,070
Total					171,532

Media 0.73%
Clear Channel Worldwide Holdings, Inc.	7.625%	3/15/2020		92	90,505
Cox Communications, Inc.†	3.25%	12/15/2022		49	49,145
DISH DBS Corp.	6.75%	6/1/2021		33	34,774
NBCUniversal Enterprise, Inc.†	5.25%	–	(e)	100	106,500
Sky plc (United Kingdom)†(c)	9.50%	11/15/2018		50	53,110
Time Warner Cable LLC	8.25%	4/1/2019		22	23,519
Time Warner Cable LLC	8.75%	2/14/2019		6	6,399
Viacom, Inc.	2.75%	12/15/2019		24	23,972
WaveDivision Escrow LLC/WaveDivision Escrow Corp.†	8.125%	9/1/2020		50	51,063
Total					438,987

Metal Fabricating 0.05%
Zekelman Industries, Inc.†	9.875%	6/15/2023		26	29,315

Metals & Minerals: Miscellaneous 1.30%
Century Aluminum Co.†	7.50%	6/1/2021		80	82,400
Eldorado Gold Corp. (Canada)†(c)	6.125%	12/15/2020		31	30,767
FMG Resources (August 2006) Pty Ltd. (Australia)†(c)	9.75%	3/1/2022		271	300,539
Glencore Finance Canada Ltd. (Canada)†(c)	4.25%	10/25/2022		70	73,426
Glencore Finance Canada Ltd. (Canada)†(c)	4.95%	11/15/2021		54	57,670
Glencore Funding LLC†	3.00%	10/27/2022		11	10,913
Glencore Funding LLC†	4.125%	5/30/2023		12	12,429
Goldcorp, Inc. (Canada)(c)	2.125%	3/15/2018		14	14,008
Goldcorp, Inc. (Canada)(c)	3.625%	6/9/2021		80	81,813
Hecla Mining Co.	6.875%	5/1/2021		23	23,661
Hudbay Minerals, Inc. (Canada)†(c)	7.25%	1/15/2023		35	37,275
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022		19	21,304
New Gold, Inc. (Canada)†(c)	6.25%	11/15/2022		30	31,050
Total					777,255

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2017

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Natural Gas 0.13%
CenterPoint Energy Resources Corp.	4.50%	1/15/2021	$10	$10,465
National Fuel Gas Co.	3.75%	3/1/2023	8	8,113
National Fuel Gas Co.	4.90%	12/1/2021	2	2,108
Questar Gas Co.	5.31%	3/15/2018	10	10,059
Sempra Energy	6.15%	6/15/2018	30	30,560
Sempra Energy	9.80%	2/15/2019	18	19,499
Total				80,804

Oil 4.10%
Anadarko Holding Co.	7.05%	5/15/2018	4	4,065
Anadarko Petroleum Corp.	4.85%	3/15/2021	36	38,041
Anadarko Petroleum Corp.	6.95%	6/15/2019	7	7,434
Bill Barrett Corp.	7.00%	10/15/2022	12	12,285
Canadian Oil Sands Ltd. (Canada)†(c)	7.75%	5/15/2019	13	13,880
Canadian Oil Sands Ltd. (Canada)†(c)	9.40%	9/1/2021	63	75,376
Carrizo Oil & Gas, Inc.	6.25%	4/15/2023	21	21,892
Carrizo Oil & Gas, Inc.	7.50%	9/15/2020	114	116,280
Cenovus Energy, Inc. (Canada)(c)	5.70%	10/15/2019	35	36,829
CNOOC Finance 2013 Ltd. (Hong Kong)(c)	1.75%	5/9/2018	400	399,408
CNOOC Finance 2015 Australia Pty Ltd. (Australia)(c)	2.625%	5/5/2020	200	199,585
CNX Resources Corp.	8.00%	4/1/2023	22	23,639
Continental Resources, Inc.	5.00%	9/15/2022	177	180,319
Devon Energy Corp.	2.25%	12/15/2018	15	14,912
Devon Energy Corp.	4.00%	7/15/2021	11	11,463
Devon Energy Corp.	6.30%	1/15/2019	6	6,224
Eclipse Resources Corp.	8.875%	7/15/2023	35	36,094
Encana Corp. (Canada)(c)	3.90%	11/15/2021	27	27,770
Encana Corp. (Canada)(c)	6.50%	5/15/2019	112	117,712
Eni SpA (Italy)†(c)	4.15%	10/1/2020	100	103,583
Gulfport Energy Corp.	6.625%	5/1/2023	33	33,825
KazMunayGas National Co. JSC (Kazakhstan)†(c)	9.125%	7/2/2018	100	103,189
Matador Resources Co.	6.875%	4/15/2023	59	62,245
Motiva Enterprises LLC†	5.75%	1/15/2020	8	8,452
Newfield Exploration Co.	5.75%	1/30/2022	51	54,697
Noble Energy, Inc.	5.625%	5/1/2021	56	57,566
Oasis Petroleum, Inc.	6.875%	3/15/2022	38	39,092
Petrobras Global Finance BV (Netherlands)(c)	6.125%	1/17/2022	25	26,594
Petroleos Mexicanos (Mexico)(c)	3.125%	1/23/2019	20	20,150

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil (continued)
Petroleos Mexicanos (Mexico)(c)	5.50%		2/4/2019	$105	$108,775
Petroleos Mexicanos (Mexico)(c)	8.00%		5/3/2019	30	32,115
Phillips 66†	2.009% (3 Mo. LIBOR + .65%	)#	4/15/2019	16	16,010
Pioneer Natural Resources Co.	3.45%		1/15/2021	25	25,519
Pioneer Natural Resources Co.	3.95%		7/15/2022	14	14,605
Pioneer Natural Resources Co.	6.875%		5/1/2018	21	21,325
Pioneer Natural Resources Co.	7.50%		1/15/2020	13	14,265
Range Resources Corp.	5.75%		6/1/2021	55	57,337
Resolute Energy Corp.	8.50%		5/1/2020	59	60,327
RSP Permian, Inc.	6.625%		10/1/2022	4	4,205
Sable Permian Resources Land LLC†	13.00%		11/30/2020	27	31,185
Sanchez Energy Corp.	6.125%		1/15/2023	23	19,607
Seven Generations Energy Ltd. (Canada)†(c)	6.75%		5/1/2023	2	2,135
Seven Generations Energy Ltd. (Canada)†(c)	6.875%		6/30/2023	51	54,442
SM Energy Co.	6.50%		11/15/2021	68	69,190
SM Energy Co.	6.50%		1/1/2023	8	8,200
Sunoco LP/Sunoco Finance Corp.	5.50%		8/1/2020	39	40,146
Whiting Petroleum Corp.	5.00%		3/15/2019	21	21,562
Total					2,453,551

Oil: Crude Producers 4.61%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.	6.25%		10/15/2022	22	23,369
Andeavor Logistics LP/Tesoro Logistics Finance Corp.	6.375%		5/1/2024	92	99,935
Boardwalk Pipelines LP	5.20%		6/1/2018	55	55,559
Boardwalk Pipelines LP	5.75%		9/15/2019	7	7,340
Buckeye Partners LP	2.65%		11/15/2018	111	111,342
Buckeye Partners LP	5.50%		8/15/2019	50	51,936
Buckeye Partners LP	6.05%		1/15/2018	41	41,051
Columbia Pipeline Group, Inc.	2.45%		6/1/2018	115	115,079
Columbia Pipeline Group, Inc.	3.30%		6/1/2020	77	78,139
DCP Midstream Operating LP†	9.75%		3/15/2019	71	77,124
Enbridge Energy Partners LP	6.50%		4/15/2018	70	70,933
Enbridge Energy Partners LP	9.875%		3/1/2019	110	119,067
Energy Transfer LP	9.00%		4/15/2019	59	63,676
Energy Transfer LP	9.70%		3/15/2019	42	45,466
Energy Transfer LP	4.65%		6/1/2021	40	42,015
Florida Gas Transmission Co. LLC†	5.45%		7/15/2020	228	243,305

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2017

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Oil: Crude Producers (continued)
Florida Gas Transmission Co. LLC†	7.90%		5/15/2019	$44	$47,126
Gulf South Pipeline Co. LP	4.00%		6/15/2022	30	30,836
Kinder Morgan Energy Partners LP	5.30%		9/15/2020	15	15,996
Kinder Morgan Energy Partners LP	5.80%		3/1/2021	62	67,304
Kinder Morgan Energy Partners LP	5.95%		2/15/2018	66	66,309
Kinder Morgan Energy Partners LP	6.50%		4/1/2020	125	134,904
Kinder Morgan Energy Partners LP	6.85%		2/15/2020	30	32,510
Kinder Morgan Energy Partners LP	9.00%		2/1/2019	25	26,695
Kinder Morgan, Inc.†	5.00%		2/15/2021	16	16,987
Kinder Morgan, Inc.†	5.625%		11/15/2023	66	72,948
Kinder Morgan, Inc.	7.25%		6/1/2018	79	80,672
Midcontinent Express Pipeline LLC†	6.70%		9/15/2019	33	34,510
MPLX LP	5.50%		2/15/2023	133	137,034
NGPL PipeCo LLC†	4.375%		8/15/2022	9	9,186
ONEOK Partners LP	3.20%		9/15/2018	22	22,131
Panhandle Eastern Pipe Line Co. LP	7.00%		6/15/2018	65	66,446
Rockies Express Pipeline LLC†	6.00%		1/15/2019	37	38,202
Rockies Express Pipeline LLC†	6.85%		7/15/2018	7	7,157
Sabine Pass Liquefaction LLC	5.625%		2/1/2021	240	257,442
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	200	219,780
Spectra Energy Partners LP	4.60%		6/15/2021	5	5,290
Sunoco Logistics Partners Operations LP	3.45%		1/15/2023	25	24,880
Texas Eastern Transmission LP†	2.80%		10/15/2022	5	4,973
Texas Eastern Transmission LP†	4.125%		12/1/2020	5	5,198
Texas Gas Transmission LLC†	4.50%		2/1/2021	25	26,053
TransCanada PipeLines Ltd. (Canada)(c)	6.50%		8/15/2018	1	1,027
TransCanada PipeLines Ltd. (Canada)(c)	7.125%		1/15/2019	25	26,223
Western Gas Partners LP	2.60%		8/15/2018	5	5,009
Williams Partners LP/ACMP Finance Corp.	4.875%		3/15/2024	32	33,520
Total					2,761,684

Oil: Integrated Domestic 0.34%
FTS International, Inc.†	9.089% (3 Mo. LIBOR + 7.50%	)#	6/15/2020	3	3,060
National Oilwell Varco, Inc.	2.60%		12/1/2022	83	81,135
SESI LLC	7.125%		12/15/2021	38	38,997
TechnipFMC plc (United Kingdom)†(c)	3.45%		10/1/2022	4	3,999
Weatherford International Ltd.	9.625%		3/1/2019	69	73,747
Total					200,938

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Real Estate Investment Trusts 1.46%
Brixmor Operating Partnership LP	3.875%	8/15/2022	$29	$29,740
CBRE Services, Inc.	5.00%	3/15/2023	55	56,560
DDR Corp.	3.50%	1/15/2021	23	23,362
DDR Corp.	4.625%	7/15/2022	34	35,878
DDR Corp.	7.50%	7/15/2018	22	22,603
EPR Properties	7.75%	7/15/2020	131	145,378
HCP, Inc.	3.75%	2/1/2019	50	50,609
Healthcare Trust of America Holdings LP	2.95%	7/1/2022	10	9,983
Healthcare Trust of America Holdings LP	3.375%	7/15/2021	29	29,556
Kilroy Realty LP	6.625%	6/1/2020	92	100,193
SL Green Operating Partnership LP	3.25%	10/15/2022	3	2,991
SL Green Realty Corp.	4.50%	12/1/2022	12	12,579
SL Green Realty Corp.	5.00%	8/15/2018	8	8,099
SL Green Realty Corp.	7.75%	3/15/2020	75	82,560
VEREIT Operating Partnership LP	3.00%	2/6/2019	118	118,591
VEREIT Operating Partnership LP	4.125%	6/1/2021	41	42,590
Welltower, Inc.	2.25%	3/15/2018	75	75,033
Weyerhaeuser Co.	4.70%	3/15/2021	25	26,566
Weyerhaeuser Co.	7.375%	10/1/2019	2	2,168
Total				875,039

Retail 0.22%
Best Buy Co., Inc.	5.00%	8/1/2018	5	5,083
PVH Corp.	4.50%	12/15/2022	30	30,672
Rite Aid Corp.	6.75%	6/15/2021	72	72,000
Tapestry, Inc.	3.00%	7/15/2022	23	22,940
Total				130,695

Savings & Loan 0.19%
People’s United Financial, Inc.	3.65%	12/6/2022	109	111,714

Steel 0.27%
BlueScope Steel Finance Ltd/BlueScope Steel
Finance USA LLC (Australia)†(c)	6.50%	5/15/2021	45	47,025
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.†	6.375%	5/1/2022	52	54,535
U.S. Steel Corp.†	8.375%	7/1/2021	56	60,788
Total				162,348

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2017

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Technology 0.67%
Baidu, Inc. (China)(c)	3.25%		8/6/2018	$200	$200,983
eBay, Inc.	1.857% (3 Mo. LIBOR + .48%	)#	8/1/2019	75	75,218
Expedia, Inc.	7.456%		8/15/2018	58	59,826
TIBCO Software, Inc.†	11.375%		12/1/2021	55	60,053
VeriSign, Inc.	4.625%		5/1/2023	8	8,250
Total					404,330

Telecommunications 0.17%
GCI, Inc.	6.75%		6/1/2021	14	14,263
Intelsat Jackson Holdings SA (Luxembourg)(c)	7.25%		10/15/2020	54	51,030
Level 3 Parent LLC	5.75%		12/1/2022	31	31,203
T-Mobile USA, Inc.	6.125%		1/15/2022	4	4,136
Total					100,632

Textiles Products 0.04%
Springs Industries, Inc.	6.25%		6/1/2021	22	22,495

Transportation: Miscellaneous 0.09%
Asciano Finance Ltd. (Australia)†(c)	5.00%		4/7/2018	25	25,161
Watco Cos. LLC/Watco Finance Corp.†	6.375%		4/1/2023	25	26,000
XPO Logistics, Inc.†	6.50%		6/15/2022	3	3,142
Total					54,303

Utilities 0.02%
United Utilities plc (United Kingdom)(c)	5.375%		2/1/2019	10	10,307
Total Corporate Bonds (cost $21,805,877)					21,852,734

FLOATING RATE LOANS(f) 3.19%

Aerospace/Defense 0.01%
Gol LuxCo S.A. Term Loan (Luxembourg)(c)	6.50%		8/31/2020	6	6,165

Biotechnology Research & Production 0.22%
Gilead Sciences, Inc. Term Loan	2.218% (3 Mo. LIBOR + 0.875%	)	9/7/2018	62	62,039	(g)
Gilead Sciences, Inc. Three Year Term Loan	2.495% (3 Mo. LIBOR + 1.00%	)	9/8/2020	70	70,087	(g)
Total					132,126

Chemicals 0.44%
Celanese U.S. Holdings LLC Term Loan	2.861% (1 Mo. LIBOR + 1.50%	)	7/15/2021	53	53,425

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
E.I. du Pont de Nemours and Company Delayed Draw Term Loan A	2.35% (3 Mo. LIBOR + 1.00%	)	3/22/2019	$110	$109,931	(g)
FMC Corporation Term Loan A	2.819% (1 Mo. LIBOR + 1.25%	)	4/21/2020	15	15,028	(g)
Mosaic Company (The) Term Loan	3.052% (1 Mo. LIBOR + 1.50%	)	11/18/2021	80	79,601	(g)
Sherwin-Williams Company (The) Term Loan A	2.622% (1 Mo. LIBOR + 1.25%	)	4/13/2021	5	5,100
Total					263,085

Computer Hardware 0.39%
Dell International L.L.C. Replacement Term Loan A2	3.32% (1 Mo. LIBOR + 1.75%	)	9/7/2021	122	122,348
Dell International L.L.C. Replacement Term Loan A3	3.07% (1 Mo. LIBOR + 1.50%	)	12/31/2018	109	109,529
Total					231,877

Containers 0.19%
Ball Corp. USD Term Loan A	3.319% (3 Mo. LIBOR + 1.75%	)	7/1/2021	70	70,488
WestRock Co. Closing Date Term Loan	2.475% (1 Mo. LIBOR + 1.13%	)	7/1/2020	41	41,019	(g)
Total					111,507

Drugs 0.11%
Teva Pharmaceutical Industries Ltd Delayed Draw Term Loan B (Israel)(c)	3.052% (3 Mo. LIBOR + 1.50%	)	11/16/2020	65	63,243	(g)

Electric: Power 0.38%
Energy Future Intermediate Holding Co. LLC DIP Term Loan	4.283% (1 Mo. LIBOR + 3.00%)-4.349%		6/30/2018	51	51,173
FirstEnergy Corp. Term Loan	3.227% (1 Mo. LIBOR + 1.75%	)	12/6/2021	174	173,347	(g)
Total					224,520

Electrical Equipment 0.13%
Analog Devices, Term Loan A	2.565% (3 Mo. LIBOR + 1.13%	)	3/10/2020	79	78,638	(g)

Electronics 0.05%
Keysight Technologies, Inc. Delayed Draw Term Loan	2.938% (3 Mo. LIBOR + 1.50%	)	2/15/2020	27	27,300	(g)

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Food 0.04%
Amplify Snack Brands, Inc. Term Loan	6.88% (1 Mo. LIBOR + 5.50%	)	9/2/2023	$26	$25,813

Health Care Products 0.14%
Zimmer Biomet Holdings, Inc. Term Loan	2.819% (1 Mo. LIBOR + 1.25%	)	9/30/2019	64	63,980	(g)
Zimmer Holdings, Inc. Term Loan	2.944% (1 Mo. LIBOR + 1.38%	)	5/29/2019	19	18,936	(g)
Total					82,916

Health Care Services 0.00%
Laboratory Corp. of America Holdings Term Loan	2.819% (3 Mo. LIBOR + 1.25%	)	2/19/2020	2	1,916	(g)

Investment Management Companies 0.05%
RPI Finance Trust Term Loan A3	3.443% (3 Mo. LIBOR + 1.75%	)	10/14/2021	32	31,577

Lodging 0.09%
VML US Finance, LLC USD Term Loan	–	(h)	5/31/2022	55	54,587	(g)

Machinery: Industrial/Specialty 0.06%
Flowserve Corp. 2012 Term Loan	2.943% (3 Mo. LIBOR + 1.25%	)	10/14/2020	34	34,482	(g)

Manufacturing 0.08%
Tyco International Holding S.a.r.I. Term Loan
(Luxembourg)(c)	2.843% (3 Mo. LIBOR + 1.50%	)	3/6/2020	51	50,754

Media 0.04%
Charter Communications Operating, LLC Term Loan B	–	(h)	4/30/2025	26	26,046

Miscellaneous 0.11%
Harris Corp. 3 Year Tranche Term Loan	3.07% (3 Mo. LIBOR + 1.50%	)	5/29/2018	3	2,843	(g)
Rockwell Collins, Inc. Term Loan	2.71% (1 Mo. LIBOR + 1.25%	)	12/16/2019	56	56,627	(g)
UTEX Industries Inc. Initial Term Loan B	–	(h)	5/22/2021	7	6,863
Total					66,333

Oil 0.03%
Petroleos Mexicanos Delayed Draw Term Loan (Mexico)(c)	–	(h)	2/17/2020	20	19,938	(g)

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers 0.06%
Buckeye Partners L.P. Delayed Draw Term Loan	2.92% (1 Mo. LIBOR + 1.35%	)	9/30/2019	$17	$16,958	(g)
ONEOK Partners, L.P. Delayed Draw Term Loan	2.869% (3 Mo. LIBOR + 1.30%	)	1/8/2019	19	18,523	(g)
Total					35,481

Real Estate Investment Trusts 0.18%
American Tower Corporation Term Loan	2.82% (3 Mo. LIBOR + 1.25%	)	1/31/2023	107	105,834	(g)

Retail 0.30%
Burlington Coat Factory Warehouse Corporation Term Loan B5	4.00% (1 Mo. LIBOR + 2.50%	)	11/7/2024	72	72,030
PVH Corp. Tranche A Term Loan	2.991% (1 Mo. LIBOR + 1.50%	)	5/19/2021	88	87,690
Rite Aid Corp. 2nd Lien Tranche 2 Term Loan	5.365% (3 Mo. LIBOR + 3.88%	)	6/21/2021	18	18,067
Total					177,787

Technology 0.02%
Symantec Corp. Term Loan A1	3.00% (3 Mo. LIBOR + 1.50%	)	5/10/2019	2	1,500
Symantec Corp. Term Loan A2	2.938% (3 Mo. LIBOR + 1.50%	)	8/1/2019	2	1,999
Zayo Group, LLC 2017 Incremental Refinancing Term Loan B1	3.552% (3 Mo. LIBOR + 2.00%	)	1/19/2021	9	8,967
Total					12,466

Telecommunications 0.07%
Intelsat Jackson Holdings SA Tranche B2 Term Loan (Luxembourg)(c)	–	(h)	6/30/2019	44	43,952
Total Floating Rate Loans (cost $1,904,981)					1,908,343

FOREIGN GOVERNMENT OBLIGATIONS 0.22%

Argentina 0.04%
Republic of Argentina	5.625%		1/26/2022	25	26,438

Dominican Republic 0.00%
Dominican Republic†	9.04%		1/23/2018	1	1,104

Qatar 0.18%
State of Qatar†	5.25%		1/20/2020	100	105,176
Total Foreign Government Obligations (cost $131,962)					132,718

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 3.43%
Federal Home Loan Mortgage Corp. 2011-K704 B†	4.536%	#(i)	10/25/2030	$20	$20,205
Federal Home Loan Mortgage Corp. 2012-K707 B†	3.883%	#(i)	1/25/2047	143	144,535
Federal Home Loan Mortgage Corp. 2012-K709 B†	3.741%	#(i)	4/25/2045	75	76,120
Federal Home Loan Mortgage Corp. 2012-K710 B†	3.812%	#(i)	6/25/2047	104	105,702
Federal Home Loan Mortgage Corp. 2012-K711 B†	3.562%	#(i)	8/25/2045	30	30,377
Federal Home Loan Mortgage Corp. 2013-K713 B†	3.165%	#(i)	4/25/2046	30	30,176
Federal Home Loan Mortgage Corp. 2014-K503 B†	3.002%	#(i)	10/25/2047	39	39,131
Government National Mortgage Assoc. 2014-109 A	2.325%		1/16/2046	13	13,263
Government National Mortgage Assoc. 2014-112 A	3.00%	#(i)	1/16/2048	7	7,150
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	17	17,175
Government National Mortgage Assoc. 2014-64 A	2.20%		2/16/2045	27	26,976
Government National Mortgage Assoc. 2014-64 IO	1.175%	#(i)	12/16/2054	311	20,975
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	1	678
Government National Mortgage Assoc. 2014-78 IO	0.607%	#(i)	3/16/2056	56	2,564
Government National Mortgage Assoc. 2015-47 AE	2.90%	#(i)	11/16/2055	11	10,930
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(i)	2/16/2049	26	26,462
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(i)	2/16/2053	43	42,881
Government National Mortgage Assoc. 2017 20 AS	2.50%		2/16/2057	56	54,758
Government National Mortgage Assoc. 2017 23 AB	2.60%		12/16/2057	40	38,913
Government National Mortgage Assoc. 2017-100 AS	2.75%		2/16/2058	49	47,917
Government National Mortgage Assoc. 2017-168 AS	2.70%		8/16/2058	172	169,988
Government National Mortgage Assoc. 2017-22 GA	2.60%	#(i)	8/16/2051	29	28,063
Government National Mortgage Assoc. 2017-28 AB	2.50%		10/16/2051	67	65,149
Government National Mortgage Assoc. 2017-41 AS	2.60%		6/16/2057	194	190,504
Government National Mortgage Assoc. 2017-44 AD	2.65%		11/17/2048	58	57,285
Government National Mortgage Assoc. 2017-51 AS	2.75%		4/16/2058	90	88,762
Government National Mortgage Assoc. 2017-53 B	2.75%		3/16/2050	88	86,683
Government National Mortgage Assoc. 2017-54 AD	2.75%		1/16/2057	88	86,741
Government National Mortgage Assoc. 2017-61 A	2.60%		8/16/2058	60	58,256
Government National Mortgage Assoc. 2017-69 AS	2.75%		2/16/2058	74	73,133
Government National Mortgage Assoc. 2017-71 AS	2.70%		4/16/2057	50	48,619
Government National Mortgage Assoc. 2017-72 AM	2.60%		9/16/2051	30	28,992
Government National Mortgage Assoc. 2017-74 AS	2.60%		10/16/2057	30	29,037
Government National Mortgage Assoc. 2017-76 AS	2.65%		11/16/2050	60	59,038
Government National Mortgage Assoc. 2017-86 AS	2.75%		2/16/2058	58	57,066
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	48	46,941
Government National Mortgage Assoc. 2017-90 AS	2.70%		7/16/2057	66	65,250
Government National Mortgage Assoc. 2017-92 AS	2.75%		6/16/2058	60	58,979
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $2,088,289)					2,055,374

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.47%
Federal Home Loan Mortgage Corp.	3.124% (12 Mo. LIBOR + 1.64%	)#	10/1/2043	$13	$12,814
Federal Home Loan Mortgage Corp.	3.389% (12 Mo. LIBOR + 1.83%	)#	6/1/2042	9	9,594
Federal Home Loan Mortgage Corp.	3.563% (12 Mo. LIBOR + 1.82%	)#	6/1/2041	13	13,621
Federal Home Loan Mortgage Corp.	3.603% (12 Mo. LIBOR + 1.90%	)#	12/1/2040	20	21,281
Federal National Mortgage Assoc.	2.697% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	9	9,303
Federal National Mortgage Assoc.	2.719% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	37	37,373
Federal National Mortgage Assoc.	2.835% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	10	9,781
Federal National Mortgage Assoc.	2.908% (12 Mo. LIBOR + 1.72%	)#	6/1/2042	22	22,130
Federal National Mortgage Assoc.	3.137% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	19	19,974
Federal National Mortgage Assoc.	3.51% (12 Mo. LIBOR + 1.78%	)#	10/1/2036	42	44,761
Federal National Mortgage Assoc.	3.517% (12 Mo. LIBOR + 1.82%	)#	4/1/2040	34	35,219
Federal National Mortgage Assoc.	3.532% (12 Mo. LIBOR + 1.82%	)#	12/1/2040	3	3,249
Federal National Mortgage Assoc.	3.544% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	1	1,206
Federal National Mortgage Assoc.	3.558% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	2	1,907
Federal National Mortgage Assoc.	3.687% (12 Mo. LIBOR + 1.81%	)#	1/1/2042	40	41,768
Total Government Sponsored Enterprises Pass-Throughs (cost $287,315)					283,981

MUNICIPAL BONDS 0.20%

Miscellaneous
Illinois	3.90%		1/1/2018	5	5,000
Illinois	4.95%		6/1/2023	7	7,310
Illinois	5.163%		2/1/2018	50	50,111
Illinois	5.665%		3/1/2018	25	25,137
Illinois	5.877%		3/1/2019	15	15,471
New Jersey Transp Tr Fnd Auth	1.758%		12/15/2018	15	14,912
Total Municipal Bonds (cost $117,691)					117,941

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 21.93%
A10 Bridge Asset Financing LLC 2015-AA A1†	3.30%		5/15/2036	$116	$115,356	(b)
Americold LLC 2010-ARTA A1†	3.847%		1/14/2029	36	37,021
AOA Mortgage Trust 2015-1177 A†	2.957%		12/13/2029	100	100,696
Assurant Commercial Mortgage Trust 2016-1A A1†	1.362%		5/15/2049	12	12,324
Aventura Mall Trust 2013-AVM C†	3.743%	#(i)	12/5/2032	100	101,893
Bancorp Commercial Mortgage Trust 2016-CRE1 A†	2.907% (1 Mo. LIBOR + 1.43%	)#	11/15/2033	88	88,534
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	200	196,787
BB-UBS Trust 2012-TFT B†	3.468%	#(i)	6/5/2030	100	97,801
BB-UBS Trust 2012-TFT C†	3.468%	#(i)	6/5/2030	100	97,112
BBCMS Mortgage Trust 2017-GLKS B†	2.451% (1 Mo. LIBOR + 1.20%	)#	11/15/2034	39	39,025
BBCMS Mortgage Trust 2017-GLKS C†	2.651% (1 Mo. LIBOR + 1.40%	)#	11/15/2034	10	10,006
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E†	5.406%	#(i)	11/11/2041	15	15,546
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F†	5.673%	#(i)	11/11/2041	25	26,010
BX Trust 2017-SLCT A†	2.397% (1 Mo. LIBOR + .92%	)#	7/15/2034	55	55,172
BX Trust 2017-SLCT B†	2.677% (1 Mo. LIBOR + 1.20%	)#	7/15/2034	47	47,037
BX Trust 2017-SLCT D†	3.527% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	73	73,114
BX Trust 2017-SLCT E†	4.627% (1 Mo. LIBOR + 3.15%	)#	7/15/2034	60	60,300
BX Trust 2017-SLCT F†	5.727% (1 Mo. LIBOR + 4.25%	)#	7/15/2034	42	42,302
BXP Trust 2017-CQHP A†	2.327% (1 Mo. LIBOR + .85%	)#	11/15/2034	43	43,053
Caesars Palace Las Vegas Trust 2017-VICI A†	3.531%		10/15/2034	212	217,020
Caesars Palace Las Vegas Trust 2017-VICI B†	3.835%		10/15/2034	99	101,569
Caesars Palace Las Vegas Trust 2017-VICI C†	4.138%		10/15/2034	149	153,206
Caesars Palace Las Vegas Trust 2017-VICI D†	4.354%	#(i)	10/15/2034	40	40,864
Caesars Palace Las Vegas Trust 2017-VICI E†	4.354%	#(i)	10/15/2034	140	136,270
Caesars Palace Las Vegas Trust 2017-VICI XA IO†	0.823%	#(i)	10/15/2034	1,000	36,691
Caesars Palace Las Vegas Trust 2017-VICI XB IO†	0.393%	#(i)	10/15/2034	1,000	18,651
CCRESG Commercial Mortgage Trust 2016-HEAT B†	4.114%		4/10/2029	29	29,221
CCRESG Commercial Mortgage Trust 2016-HEAT C†	4.919%		4/10/2029	29	29,396
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.207%	#(i)	11/10/2049	194	15,327
CFCRE Commercial Mortgage Trust 2016-C7 XA IO	0.789%	#(i)	12/10/2054	192	10,486
CGGS Commercial Mortgage Trust 2016-RNDA DFX†	4.387%		2/10/2033	87	86,834
Chicago Skyscraper Trust 2017-SKY A†	2.277% (1 Mo. LIBOR + .80%	)#	2/15/2030	137	137,353

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Chicago Skyscraper Trust 2017-SKY C†	2.727% (1 Mo. LIBOR + 1.25%	)#	2/15/2030	$100	$100,351
Chicago Skyscraper Trust 2017-SKY XCP IO	2.624%	#(i)	2/15/2030	2,938	11,091
CHT Mortgage Trust 2017-CSMO A†	2.31%	#	11/15/2036	100	100,202
CHT Mortgage Trust 2017-CSMO B†	2.78%	#	11/15/2036	100	100,204
CHT Mortgage Trust 2017-CSMO D†	3.63%	#	11/15/2036	100	100,249
Citigroup Commercial Mortgage Trust 2014-GC19 A1	1.199%		3/10/2047	1	614
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	10	10,113
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.446%	#(i)	6/10/2048	981	25,073
Citigroup Commercial Mortgage Trust 2015-SHP2 XCP IO†	Zero Coupon	#(i)	7/15/2027	46,545	382
Citigroup Commercial Mortgage Trust 2015-SSHP C†	3.577% (1 Mo. LIBOR + 2.10%	)#	9/15/2027	100	99,626
Citigroup Commercial Mortgage Trust 2016-SMPL A†	2.228%		9/10/2031	100	98,173
Commercial Mortgage Loan Trust 2008-LS1 ASM	6.077%	#(i)	12/10/2049	25	24,525
Commercial Mortgage Pass-Through Certificates 2004-LB2A G†	5.54%	#(i)	3/10/2039	35	35,958
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	200	202,253
Commercial Mortgage Pass-Through Certificates 2013-CR11 A2	3.047%		8/10/2050	10	10,095
Commercial Mortgage Pass-Through Certificates 2013-CR6 A2	2.122%		3/10/2046	1	1,175
Commercial Mortgage Pass-Through Certificates 2013-LC6 A2	1.906%		1/10/2046	3	2,765
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	114	111,574
Commercial Mortgage Pass-Through Certificates 2014-FL4 C†	3.41% (1 Mo. LIBOR + 1.95%	)#	7/13/2031	62	63,033
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XB1 IO†	0.098%	#(i)	9/10/2047	2,000	19,348
Commercial Mortgage Pass-Through Certificates 2015-PC1 XA IO†	0.751%	#(i)	7/10/2050	97	3,488
Commercial Mortgage Pass-Through Certificates 2016-GCT D†	3.461%	#(i)	8/10/2029	100	100,299
Commercial Mortgage Pass-Through Certificates 2016-GCT XA IO†	0.784%		8/10/2029	4,000	91,340

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2016-SAVA A†	3.152% (1 Mo. LIBOR + 1.72%	)#	10/15/2034	$105	$104,950
Commercial Mortgage Pass-Through Certificates 2016-SAVA B†	3.732% (1 Mo. LIBOR + 2.30%	)#	10/15/2034	100	100,378
Commercial Mortgage Pass-Through Certificates 2016-SAVA XCP IO†	2.173%	#(i)	10/15/2034	578	9,962	(b)
Commercial Mortgage Trust 2016-CD1 XA IO	1.437%	#(i)	8/10/2049	56	5,174
Core Industrial Trust 2015-CALW XA IO†	0.81%	#(i)	2/10/2034	1,006	29,385
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B1†	5.466%		5/15/2023	50	51,442
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B2†	5.538%		5/15/2023	200	209,610
Credit Suisse Mortgage Capital Certificates 2014-USA X1 IO†	0.552%	#(i)	9/15/2037	1,000	34,995
Credit Suisse Mortgage Capital Certificates 2015-DEAL A†	2.797% (1 Mo. LIBOR + 1.32%	)#	4/15/2029	72	72,048
Credit Suisse Mortgage Capital Certificates 2016-MFF B†	3.977% (1 Mo. LIBOR + 2.50%	)#	11/15/2033	50	50,319
Credit Suisse Mortgage Capital Certificates 2016-MFF C†	4.977% (1 Mo. LIBOR + 3.50%	)#	11/15/2033	50	50,478
Credit Suisse Mortgage Capital Certificates 2017-HD A†	2.427% (1 Mo. LIBOR + .95%	)#	2/15/2031	50	50,100
Credit Suisse Mortgage Capital Certificates 2017-HD D†	3.977% (1 Mo. LIBOR + 2.50%	)#	2/15/2031	50	50,127
Credit Suisse Mortgage Capital Certificates 2017-LSTK A†	2.761%		4/5/2033	84	84,259
Credit Suisse Mortgage Capital Certificates 2017-LSTK B†	3.03%		4/5/2033	50	50,171
Credit Suisse Mortgage Capital Certificates 2017-LSTK C†	3.229%		4/5/2033	50	50,249
Credit Suisse Mortgage Capital Certificates 2017-LSTK D†	3.331%	#(i)	4/5/2033	50	49,825
Credit Suisse Mortgage Capital Certificates 2017-MOON A†	3.197%		7/10/2034	60	61,489	(b)
Credit Suisse Mortgage Capital Certificates 2017-MOON B†	3.197%	#(i)	7/10/2034	50	50,911	(b)
Credit Suisse Mortgage Capital Certificates 2017-MOON C†	3.197%	#(i)	7/10/2034	109	109,884	(b)
Credit Suisse Mortgage Capital Certificates 2017-MOON D†	3.197%	#(i)	7/10/2034	50	49,048	(b)
Credit Suisse Mortgage Capital Certificates 2017-MOON X IO†	Zero Coupon	#(i)	7/10/2034	28,675	44,590	(b)

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates Trust 2017-HD XCP IO†	1.935%	#(i)	2/15/2031	$1,376	$25,357	(b)
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	2.245%	#	12/15/2020	50	50,024
CSAIL Commercial Mortgage Trust 2015-C4 A2	3.157%		11/15/2048	10	10,145
CSAIL Commercial Mortgage Trust 2016-C6 XA IO	1.809%	#(i)	1/15/2049	994	103,902
DBJPM Mortgage Trust 2016-C3 XA IO	1.512%	#(i)	9/10/2049	198	20,000
DBUBS Mortgage Trust 2011-LC2A D†	5.542%	#(i)	7/10/2044	100	104,346
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	20	20,051
DBWF Mortgage Trust 2016-85T XA IO†	0.014%	#(i)	12/10/2036	3,140	13,094
GAHR Commercial Mortgage Trust 2015-NRF BFX†	3.382%	#(i)	12/15/2034	100	101,189
GAHR Commercial Mortgage Trust 2015-NRF CFX†	3.382%	#(i)	12/15/2034	323	325,311
GS Mortgage Securities Corp. II 2013-GC10 A3	2.613%		2/10/2046	74	74,079
GS Mortgage Securities Corp. Trust 2016-RENT C†	4.067%	#(i)	2/10/2029	100	101,987
GS Mortgage Securities Corp. Trust 2017-485L XB IO†	0.111%	#(i)	2/10/2037	1,590	20,726	(b)
GS Mortgage Securities Corp. Trust 2017-GPTX C†	3.302%		5/10/2034	100	99,961
GS Mortgage Securities Corp. Trust 2017-STAY A†	2.327% (1 Mo. LIBOR + .85%	)#	7/15/2032	100	99,562
GS Mortgage Securities Trust 2011-GC5 B†	5.398%	#(i)	8/10/2044	107	114,250
GS Mortgage Securities Trust 2012-GC6 XA IO†	1.956%	#(i)	1/10/2045	300	19,116
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	20	21,062
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(i)	4/10/2031	100	98,758
GS Mortgage Securities Trust 2015-GS1 XB IO	0.184%	#(i)	11/10/2048	1,082	17,761
GS Mortgage Securities Trust 2016-GS4 225A†	2.636%		11/10/2029	15	14,820	(b)
GS Mortgage Securities Trust 2016-GS4 225C†	3.778%		11/10/2029	26	25,867	(b)
GS Mortgage Securities Trust 2016-GS4 225D†	4.766%		11/10/2029	35	34,924	(b)
H/2 Asset Funding 2015-1A-AFL	2.633%		6/24/2049	13	12,954	(b)
H/2 Asset Funding 2015-1A-AFX	3.353%		6/24/2049	13	12,742	(b)
H/2 Asset Funding 2015-1A-BFX	3.993%		6/24/2049	25	24,087	(b)
HMH Trust 2017-NSS A†	3.062%		7/5/2031	100	99,602
HMH Trust 2017-NSS B†	3.343%		7/5/2031	100	100,264
HMH Trust 2017-NSS C†	3.787%		7/5/2031	100	99,245
HMH Trust 2017-NSS D†	4.723%		7/5/2031	100	99,297
Hospitality Mortgage Trust 2017-HIT D†	3.394% (1 Mo. LIBOR + 2.15%	)#	5/8/2030	100	100,326
Hospitality Mortgage Trust 2017-HIT E†	4.794% (1 Mo. LIBOR + 3.55%	)#	5/8/2030	100	100,673
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	100	101,608

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	$179	$178,071
Hudsons Bay Simon JV Trust 2015-HB7 XA7 IO†	1.245%	#(i)	8/5/2034	1,000	53,465
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	29	28,470
Irvine Core Office Trust 2013-IRV A2†	3.173%	#(i)	5/15/2048	10	10,169
JPMorgan Chase Commercial Mortgage Securities Trust 2009-IWST C†	7.445%	#(i)	12/5/2027	25	27,251
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 B	4.819%	#(i)	5/15/2045	11	11,657
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	95	97,811
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	25	25,156
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 A1	1.539%		11/15/2047	4	4,011
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XA IO	1.132%	#(i)	1/15/2048	967	46,493
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	200	201,520
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 XA IO	0.685%	#(i)	7/15/2048	978	31,015
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C32 ASB	3.358%		11/15/2048	20	20,536
JPMorgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA IO	0.815%	#(i)	12/15/2049	993	44,101
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI A†	2.798%		10/5/2031	30	30,057
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI B†	3.201%		10/5/2031	25	25,115
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C†	3.554%		10/5/2031	20	20,131
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D†	4.009%	#(i)	10/5/2031	35	35,195
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI E†	4.009%	#(i)	10/5/2031	12	11,846
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XB IO†	0.657%	#(i)	10/5/2031	1,000	21,944	(b)
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT A†	2.927% (1 Mo. LIBOR + 1.45%	)#	10/15/2033	68	68,237
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT C†	4.327% (1 Mo. LIBOR + 2.85%	)#	10/15/2033	10	10,069
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT D†	5.227% (1 Mo. LIBOR + 3.75%	)#	10/15/2033	27	27,278

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WPT XCP IO†	1.198%	#(i)	10/15/2018	$4,967	$49,447
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 XA IO	1.093%	#(i)	9/15/2050	999	75,144
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	67	68,208
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK B†	3.795%		6/5/2032	27	27,546
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK C†	4.036%	#(i)	6/5/2032	20	20,414
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MAUI C†	2.727% (1 Mo. LIBOR + 1.25%	)#	7/15/2034	20	20,038
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MAUI D†	3.427% (1 Mo. LIBOR + 1.95%	)#	7/15/2034	31	31,071
LMREC, Inc. 2015-CRE1 A†	3.285% (1 Mo. LIBOR + 1.75%	)#	2/22/2032	100	100,958
LSTAR Commercial Mortgage Trust 2015-3 A2†	2.729%	#(i)	4/20/2048	8	7,664
LSTAR Commercial Mortgage Trust 2015-3 A3†	3.113%	#(i)	4/20/2048	56	56,144
LSTAR Commercial Mortgage Trust 2016-4 XA IO†	1.952%	#(i)	3/10/2049	993	74,770
LSTAR Commercial Mortgage Trust 2017-5 A1†	2.417%		3/10/2050	99	98,326
LSTAR Commercial Mortgage Trust 2017-5 A2†	2.776%		3/10/2050	100	99,641
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	100	107,043
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	53	51,529
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 A2	3.001%		10/15/2046	10	10,049
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.732%	#(i)	7/15/2050	488	16,390
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24 ASB	3.479%		5/15/2048	21	21,683
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 XA IO	1.456%	#(i)	11/15/2049	989	88,958
Morgan Stanley Capital Barclays Bank Trust 2016-MART B†	2.48%		9/13/2031	50	49,151
Morgan Stanley Capital Barclays Bank Trust 2016-MART C†	2.817%		9/13/2031	100	98,614
Morgan Stanley Capital Barclays Bank Trust 2016-MART XCP IO†	0.316%	#(i)	9/13/2031	9,863	29,342	(b)
Morgan Stanley Capital I Trust 2012-C4 B†	5.213%	#(i)	3/15/2045	100	107,403
Morgan Stanley Capital I Trust 2014-MP A†	3.469%		8/11/2033	100	102,451
Morgan Stanley Capital I Trust 2015-UBS8 ASB	3.626%		12/15/2048	12	12,451
Morgan Stanley Capital I Trust 2016-UB11 XB IO	0.995%	#(i)	8/15/2049	1,000	71,216

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust 2017-PRME D†	4.877% (1 Mo. LIBOR + 3.40%	)#	2/15/2034	$90	$90,398
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	20	19,178
MSCG Trust 2016-SNR A†	3.348%	#(i)	11/15/2034	69	68,657
MSCG Trust 2016-SNR B†	4.181%		11/15/2034	33	33,097
MSCG Trust 2016-SNR C†	5.205%		11/15/2034	25	25,425
Nationslink Funding Corp. 1999-LTL1 D†	6.45%		1/22/2026	21	21,820
Palisades Center Trust 2016-PLSD A†	2.713%		4/13/2033	10	9,944
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	77	77,186
Palisades Center Trust 2016-PLSD XCP IO†	0.965%	#(i)	5/13/2018	1,000	4,085
PFP Ltd. 2017-3 A†	2.482% (1 Mo. LIBOR + 1.05%	)#	1/14/2035	94	94,177
PFP Ltd. 2017-3 B†	3.182% (1 Mo. LIBOR + 1.75%	)#	1/14/2035	100	100,398
PFP Ltd. 2017-3 D†	4.932% (1 Mo. LIBOR + 3.50%	)#	1/14/2035	100	100,833
Prima Capital CRE Securitization Ltd. 2016-6A A†	2.85%		8/25/2040	131	131,590	(b)
Prima Capital CRE Securitization 2006-1	2.55%		8/26/2049	80	79,997
RAIT Trust 2017-FL8 A†	2.10% (1 Mo. LIBOR + .85%	)#	12/15/2037	49	49,389
RBS Commercial Funding, Inc. Trust 2013-SMV A†	3.26%		3/11/2031	100	100,162
ReadyCap Commercial Mortgage Trust 2015-2 A†	3.804%		6/25/2055	38	38,653
ReadyCap Mortgage Trust 2016-3 A†	2.94%		11/20/2038	162	161,995
Shops at Crystals Trust 2016-CSTL XB IO†	0.203%	#(i)	7/5/2036	1,000	18,155
Stonemont Portfolio Trust 2017-MONT D†	3.551% (1 Mo. LIBOR + 2.05%	)#	8/20/2030	100	100,188
Stonemont Portfolio Trust 2017-MONT E†	4.251% (1 Mo. LIBOR + 2.75%	)#	8/20/2030	149	149,279
Stonemont Portfolio Trust 2017-MONT F†	5.101% (1 Mo. LIBOR + 3.60%	)#	8/20/2030	17	17,032
Stonemont Portfolio Trust 2017-MONT XCP IO†	0.638%	#(i)	8/20/2030	14,750	90,418
UBS-BAMLL Trust 2012-WRM D†	4.238%	#(i)	6/10/2030	100	98,292
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	34	35,147
UBS-Barclays Commercial Mortgage Trust 2012-C4 A5	2.85%		12/10/2045	75	75,338
UBS-Barclays Commercial Mortgage Trust 2013-C5 A4	3.185%		3/10/2046	52	52,992
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA IO†	0.993%	#(i)	3/10/2046	911	37,524
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A3	3.595%		1/10/2045	82	83,729
VNDO Mortgage Trust 2012-6AVE A†	2.996%		11/15/2030	300	303,062
Wachovia Bank Commercial Mortgage Trust 2005-C21 D	5.291%	#(i)	10/15/2044	10	9,968

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Waldorf Astoria Boca Raton Trust 2016-BOCA C†	3.977% (1 Mo. LIBOR + 2.50%	)#	6/15/2029	$100		$100,170
Waldorf Astoria Boca Raton Trust 2016-BOCA E†	5.827% (1 Mo. LIBOR + 4.35%	)#	6/15/2029	27		27,085
Wells Fargo Commercial Mortgage Trust 2010-C1 C†	5.598%	#(i)	11/15/2043	100		104,961
Wells Fargo Commercial Mortgage Trust 2015-C26 ASB	2.991%		2/15/2048	21		21,240
Wells Fargo Commercial Mortgage Trust 2015-C29 ASB	3.40%		6/15/2048	10		10,288
Wells Fargo Commercial Mortgage Trust 2015-C29 XB IO	0.018%	#(i)	6/15/2048	2,000		6,506
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A	3.075%		12/15/2048	10		10,124
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2B	4.60%	#(i)	12/15/2048	36		38,035
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.784%	#(i)	9/15/2048	974		41,882
Wells Fargo Commercial Mortgage Trust 2016-BNK1 XA IO	1.796%	#(i)	8/15/2049	988		114,424
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030	74		75,338
West Town Mall Trust 2017-KNOX B†	4.322%		7/5/2030	31		31,572
West Town Mall Trust 2017-KNOX C†	4.346%	#(i)	7/5/2030	25		24,671
West Town Mall Trust 2017-KNOX D†	4.346%	#(i)	7/5/2030	25		23,827
West Town Mall Trust 2017-KNOX E†	4.346%	#(i)	7/5/2030	16		14,613
West Town Mall Trust 2017-KNOX X IO†	0.376%	#(i)	7/5/2030	1,604		26,003
WF-RBS Commercial Mortgage Trust 2011-C2 A4†	4.869%	#(i)	2/15/2044	25		26,240
WF-RBS Commercial Mortgage Trust 2011-C4 A3†	4.394%		6/15/2044	59		60,210
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.761%	#(i)	6/15/2045	25		25,810
WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%		8/15/2045	–	(a)	3
WF-RBS Commercial Mortgage Trust 2012-C8 XA IO†	1.851%	#(i)	8/15/2045	357		24,053
WF-RBS Commercial Mortgage Trust 2012-C9 A3	2.87%		11/15/2045	274		276,088
WFCG Commercial Mortgage Trust 2015-BXRP A†	2.599% (1 Mo. LIBOR + 1.12%	)#	11/15/2029	25		24,758
Total Non-Agency Commercial Mortgage-Backed Securities (cost $13,221,500)						13,131,650

				Shares (000)
PREFERRED STOCK 0.02%

Oil
Templar Energy LLC Units (cost $10,685)				1		10,151

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATIONS 1.40%
U.S. Treasury Note	1.50%	10/31/2019	$227	$225,439
U.S. Treasury Note	1.625%	12/31/2019	151	150,211
U.S. Treasury Note	1.75%	11/30/2019	462	460,834
Total U.S. Treasury Obligations (cost $839,671)				836,484
Total Long-Term Investments (cost $57,971,782)				57,863,240

SHORT-TERM INVESTMENTS 3.00%

COMMERCIAL PAPER 0.16%

Automotive
Ford Motor Credit Co. (cost $98,916)	2.058%	7/16/2018	100	98,912

CORPORATE BONDS 0.52%

Banks: Regional 0.33%
Intesa Sanpaolo SpA (Italy)(c)	3.875%	1/16/2018	200	200,135

Electric: Power 0.02%
TransAlta Corp. (Canada)(c)	6.90%	5/15/2018	11	11,184

Media 0.02%
Sky plc (United Kingdom)†(c)	6.10%	2/15/2018	10	10,047

Oil: Crude Producers 0.14%
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	87	87,154

Telecommunications 0.01%
Nortel Networks Ltd. (Canada)(c)(j)	10.75%	7/15/2016	76	4,275
Total Corporate Bonds (cost $312,467)				312,795

REPURCHASE AGREEMENT 2.32%
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $1,460,000 of U.S. Treasury Note at 1.125% due 2/28/2021; value: $1,424,055; proceeds: $1,392,629 (cost $1,392,545)			1,393	1,392,545
Total Short-Term Investments (cost $1,803,928)				1,804,252
Total Investments in Securities 99.63% (cost $59,775,710)				59,667,492
Cash, Foreign Cash and Other Assets in Excess of Liabilities(k) 0.37%				220,412
Net Assets 100.00%				$59,887,904

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2017.
(a)	Amount is less than $1,000.
(b)	Level 3 Investment as described in Note 2(l) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Foreign security traded in U.S. dollars.
(d)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(e)	Security is perpetual in nature and has no stated maturity.
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2017.
(g)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(h)	Interest rate to be determined.
(i)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(j)	Defaulted (non-income producing security).
(k)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation (depreciation) on open forward foreign currency exchange contracts and futures contracts as follows:

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2017

Open Forward Foreign Currency Exchange Contracts at December 31, 2017:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Buy	Morgan Stanley	2/16/2018	5,585	$6,656	$6,718	$62

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
euro	Sell	State Street Bank and Trust	2/16/2018	13,000	$15,375	$15,637	$(262)

Open Futures Contracts at December 31, 2017:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2018	1	Short	$ (124,430)	$ (124,047)	$ 383
U.S. 5-Year Treasury Note	March 2018	8	Short	(932,079)	(929,312)	2,767
Totals				$(1,056,509)	$(1,053,359)	$3,150

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2018	44	Long	$9,434,625	$9,420,813	$(13,812)

44	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$17,449,599	$–	$17,449,599
Common Stock	–	160	–	160
Convertible Bond	–	84,105	–	84,105
Corporate Bonds
Coal	–	8,330	10,506	18,836
Remaining Industries	–	22,146,693	–	22,146,693
Floating Rate Loans
Aerospace/Defense	–	6,165	–	6,165
Biotechnology Research & Production	–	–	132,126	132,126
Chemicals	–	58,525	204,560	263,085
Computer Hardware	–	231,877	–	231,877
Containers	–	70,488	41,019	111,507
Drugs	–	–	63,243	63,243
Electric: Power	–	51,173	173,347	224,520
Electrical Equipment	–	–	78,638	78,638
Electronics	–	–	27,300	27,300
Food	–	25,813	–	25,813
Health Care Products	–	–	82,916	82,916
Health Care Services	–	–	1,916	1,916
Investment Management Companies	–	31,577	–	31,577
Lodging	–	–	54,587	54,587
Machinery: Industrial/Specialty	–	–	34,482	34,482
Manufacturing	–	50,754	–	50,754
Media	–	26,046	–	26,046
Miscellaneous	–	6,863	59,470	66,333
Oil	–	–	19,938	19,938
Oil: Crude Producers	–	–	35,481	35,481
Real Estate Investment Trusts	–	–	105,834	105,834
Retail	–	177,787	–	177,787
Technology	–	12,466	–	12,466
Telecommunications	–	43,952	–	43,952
Foreign Government Obligations	–	132,718	–	132,718
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	2,055,374	–	2,055,374
Government Sponsored Enterprises Pass-Throughs	–	283,981	–	283,981
Municipal Bonds	–	117,941	–	117,941
Non-Agency Commercial Mortgage-Backed Securities	–	12,812,911	318,739	13,131,650
Preferred Stock	–	10,151	–	10,151
U.S. Treasury Obligations	–	836,484	–	836,484
Commercial Paper	–	98,912	–	98,912
Repurchase Agreement	–	1,392,545	–	1,392,545
Total	$–	$58,223,390	$1,444,102	$59,667,492

See Notes to Financial Statements.	45

Schedule of Investments (concluded)

December 31, 2017

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts
Assets	$–	$62	$–	$62
Liabilities	–	(262)	–	(262)
Futures Contracts
Assets	3,150	–	–	3,150
Liabilities	(13,812)	–	–	(13,812)
Total	$(10,662)	$(200)	$–	$(10,862)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investment along with the valuation technique utilized.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2017.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Corporate Bonds	Floating Rate Loans	Non-Agency Commercial Mortgage-Backed Securities
Balance as of January 1, 2017	$99,474	$–	$923,403	$707,721
Accrued Discounts (Premiums)	–	(1)	670	(38,539)
Realized Gain (Loss)	–	–	2,946	–
Change in Unrealized Appreciation (Depreciation)	–	(43)	528	465
Purchases	–	10,550	1,192,474	182,042
Sales	–	–	(818,467)	(182,250)
Transfers into Level 3	–	–	16,936	–
Transfers out of Level 3	$(99,474)	–	(203,633)	(350,700)
Balance as of December 31, 2017	–	$10,506	$1,114,857	$318,739
Net change in unrealized appreciation/depreciation for year ended December 31, 2017 related to Level 3 investments held at December 31, 2017	$–	$(43)	$1,257	$465

46	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $59,775,710)	$59,667,492
Cash	23,876
Deposits with brokers for futures collateral	16,859
Foreign cash, at value (cost $8,914)	8,897
Receivables:
Interest	416,606
Investment securities sold	84,886
Capital shares sold	47,590
From advisor (See Note 3)	5,728
Variation margin for futures contracts	1,261
Unrealized appreciation on forward foreign currency exchange contracts	62
Prepaid expenses	276
Total assets	60,273,533
LIABILITIES:
Payables:
Investment securities purchased	253,349
Management fee	17,838
Fund administration	2,039
Directors’ fees	1,966
Capital shares reacquired	348
Unrealized depreciation on forward foreign currency exchange contracts	262
Accrued expenses	109,827
Total liabilities	385,629
NET ASSETS	$59,887,904
COMPOSITION OF NET ASSETS:
Paid-in capital	$61,906,180
Undistributed net investment income	11,873
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(1,911,053)
Net unrealized depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(119,096)
Net Assets	$59,887,904
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	4,165,927
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.38

See Notes to Financial Statements.	47

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Dividends	$235
Interest and other (net of foreign withholding taxes of $172)	1,518,688
Total investment income	1,518,923
Expenses:
Management fee	186,203
Non 12b-1 service fees	133,150
Shareholder servicing	56,259
Professional	53,730
Reports to shareholders	22,287
Fund administration	21,280
Custody	18,652
Directors’ fees	1,451
Other	4,948
Gross expenses	497,960
Expense reductions (See Note 9)	(486)
Fees waived and expenses reimbursed (See Note 3)	(71,867)
Net expenses	425,607
Net investment income	1,093,316
Net realized and unrealized gain (loss):
Net realized gain on investments	58,443
Net realized loss on futures contracts	(24,117)
Net realized loss on foreign currency exchange contracts	(1,364)
Net realized gain on foreign currency related translations	396
Net change in unrealized appreciation/depreciation on investments	(35,235)
Net change in unrealized appreciation/depreciation on futures contracts	(9,118)
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	(1,164)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(11)
Net realized and unrealized loss	(12,170)
Net Increase in Net Assets Resulting From Operations	$1,081,146

48	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment income	$1,093,316	$664,907
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	33,358	(78,539)
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(45,528)	247,087
Net increase in net assets resulting from operations	1,081,146	833,455
Distributions to shareholders from:
Net investment income	(2,047,290)	(1,192,100)
Capital share transactions (See Note 14):
Proceeds from sales of shares	33,186,207	32,551,047
Reinvestment of distributions	2,047,290	1,192,100
Cost of shares reacquired	(21,598,047)	(7,969,058)
Net increase in net assets resulting from capital share transactions	13,635,450	25,774,089
Net increase in net assets	12,669,306	25,415,444
NET ASSETS:
Beginning of year	$47,218,598	$21,803,154
End of year	$59,887,904	$47,218,598
Undistributed net investment income	$11,873	$1,788

See Notes to Financial Statements.	49

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Return of capital
12/31/2017	$14.57	$0.30	$0.02	$0.32	$(0.51)	$–
12/31/2016	14.43	0.33	0.19	0.52	(0.38)	–
12/31/2015	14.72	0.27	(0.21)	0.06	(0.34)	(0.01)
12/31/2014(c)(d)	15.00	0.18	(0.15)	0.03	(0.31)	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Commencement of operations was 4/4/2014, SEC effective date was 4/14/2014 and date shares first became available to the public was 5/1/2014.
(d)	Net investment income, net realized and unrealized gain (loss) amounted to less than $.01 for the period 4/4/2014 through 4/14/2014.
(e)	Not annualized.
(f)	Total return for the period 4/14/2014 through 12/31/2014 was also 0.22%.
(g)	Annualized.

50	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:
Total distri- butions	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)
$(0.51)	$14.38	2.19		0.80		0.94		2.05		$59,888	75
(0.38)	14.57	3.47		0.80		1.04		2.21		47,219	69
(0.35)	14.43	0.58		0.80		1.45		1.79		21,803	61
(0.31)	14.72	0.22	(e)(f)	0.80	(g)	2.02	(g)	1.61	(g)	7,680	103	(e)

See Notes to Financial Statements.	51

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Short Duration Income Portfolio (the “Fund”).

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remain open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending on jurisdiction

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if any, are included in Net realized loss on futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts and translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on futures contracts and foreign currency related transactions in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time

Notes to Financial Statements (continued)

when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2017, the Fund did not have unfunded loan commitments.

(l)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy

Notes to Financial Statements (continued)

classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1	–	unadjusted quoted prices in active markets for identical investments;

•	Level 2	–	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

For the fiscal year ended December 31, 2017, the effective management fee, net of waivers, was at an annualized rate of 0.21% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2017 and continuing through April 30, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net operating expenses to an annual rate of .80%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other

Notes to Financial Statements (continued)

administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016 was as follows:

	Year Ended 12/31/2017	Year Ended 12/31/2016
Distributions paid from:
Ordinary income	$2,047,290	$1,192,100
Total distributions paid	$2,047,290	$1,192,100

As of December 31, 2017, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income - net	$13,839
Total undistributed earnings	13,839
Capital loss carryforwards*	(806,015)
Temporary differences	(1,966)
Unrealized losses	(1,224,134)
Total accumulated losses	(2,018,276)

*	The capital losses will carry forward indefinitely.

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$60,880,748
Gross unrealized gain	185,336
Gross unrealized loss	(1,409,454)
Net unrealized security loss	$(1,224,118)

The difference between book-basis unrealized gains (losses) is primarily attributable to the tax treatment of forward currency contracts, futures, amortization of premium and wash sales.

Permanent items identified during the fiscal year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Notes to Financial Statements (continued)

Undistributed Net Investment Income	Accumulated Net Realized Loss
$ 964,059	$(964,059)

The permanent differences are primarily attributable to the tax treatment of foreign currency transactions, certain securities, premium amortization, and principal paydown gains and losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

U.S. Government Purchases	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
$7,195,203	$44,967,116	$7,276,860	$30,273,342

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2017, the Fund engaged in cross-trades purchases of $754,503.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2017 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2017 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Notes to Financial Statements (continued)

As of December 31, 2017, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

	Short Duration Income Portfolio
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$62
Futures Contracts(3)	$3,150	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	$262
Futures Contracts(3)	$13,812	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments for the fiscal year ended December 31, 2017, were as follows:

	Short Duration Income Portfolio
	Interest Rate Contracts	Forward Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	–	$(1,364)
Futures Contracts(2)	$(24,117)	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(3)	–	$(1,164)
Futures Contracts(4)	$(9,118)	$–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(5)	$–	$23,033
Futures Contracts(6)	62	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2017.
(1)	Statements of Operations location: Net realized loss on forward foreign currency related transactions.
(2)	Statements of Operations location: Net realized loss on futures contracts.
(3)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency related transactions.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(5)	Amount represents notional amounts in U.S. dollars.
(6)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net

Notes to Financial Statements (continued)

settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Foreign Currency Exchange Contracts	$62	$–	$62
Repurchase Agreements	1,392,545	–	1,392,545
Total	$1,392,607	$–	$1,392,607

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,392,545	$–	$–	$(1,392,545)	$ –
Morgan Stanley	62	–	–	–	62
Total	$1,392,607	$–	$–	$(1,392,545)	$62

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$262	$–	$262
Total	$262	$–	$262

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
State Street Bank and Trust	$262	$–	$–	$–	$262
Total	$262	$–	$–	$–	$262

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2017.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an

Notes to Financial Statements (continued)

equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions. During the fiscal year ended December 31, 2017, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may

Notes to Financial Statements (continued)

substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

Notes to Financial Statements (concluded)

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Shares sold	2,247,989	2,190,614
Reinvestment of distributions	142,561	81,988
Shares reacquired	(1,465,617)	(542,280)
Increase	924,933	1,730,322

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of Short Duration Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Short Duration Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Short Duration Income Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended August 31, 2017. The Board observed that the Fund’s investment performance was above the median of the

Approval of Advisory Contract (continued)

performance peer group for the one- and three-year periods. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s investment performance was reasonable and supported the continuation of the Agreement.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was equal to the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment

Approval of Advisory Contract (concluded)

advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Short Duration Income Portfolio	SFSDI-PORT-3 (02/18)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2017

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

30	Statement of Assets and Liabilities

31	Statement of Operations

32	Statements of Changes in Net Assets

34	Financial Highlights

36	Notes to Financial Statements

45	Report of Independent Registered Public Accounting Firm

46	Supplemental Information to Shareholders

Lord Abbett Series Fund — Total Return Portfolio
Annual Report

For the fiscal year ended December 31, 2017

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Daria L. Foster, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Total Return Portfolio for the fiscal year ended December 31, 2017. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2017, the Fund returned 3.86%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Universal® Index,1 which returned 4.09% over the same period.

The Federal Reserve (Fed) gradually raised the Fed Funds rate over the 12-month period ended December 31, 2017, by raising interest rates by 25bps three times, ultimately reaching a target range of

1.25 - 1.50%. Inflation rose at a moderate pace during the year. The Consumer Price Index (CPI) gained 2.1% over the 12-month period ended December 31, 2017. Meanwhile, the employment picture continued to improve with the unemployment rate falling to 4.1% by year end, compared to 4.7% a year earlier and a high of 10.0% in October 2009. The U.S. Treasury yield curve flattened during the period, with the yield on two-year Treasury notes increasing by 69bps. Yields on longer-dated Treasury bonds were lower

1

over the period, with the yield on 10-year Treasury bonds slightly lower and the yield on 30-year Treasury bonds falling 32bps.

The overall global economic picture and accommodative Fed policy have created a positive environment for corporate credit. Although there was some volatility in spreads during the period, corporate credit spreads tightened across the ratings spectrum during the 12-month period, which generated strong returns, particularly within lower-rated corporate debt. This was beneficial for both high yield and investment grade corporate bonds.

For the 12-month period ended December 2017, the Fund’s overweight positions in Treasuries and asset-backed securities detracted from performance, as these securities lagged riskier assets. Security selection within mortgage-backed securities also detracted from performance. More specifically, an up-in-

coupon bias was a detractor, as higher coupons underperformed.

The Fund’s positioning within investment grade corporate bonds was the largest contributor to relative performance. Specifically, the Fund’s overweight position and security selection in ‘BBB’ rated bonds contributed to performance. Additionally, the Fund’s overweight position and security selection in high yield corporate bonds contributed to relative performance, as improving credit fundamentals and a continuation of low defaults have created a positive environment for high yield bonds.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Bloomberg Barclays U.S. Universal® Index represents the union of the U.S. Aggregate Index, the U.S High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2017. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities

2

described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Bloomberg Barclays U.S. Universal® Index and the Bloomberg Barclays U.S. Aggregate Bond® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Life of Class
Class VC2	3.86%	2.45%	4.24%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2   The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/17 – 12/31/17” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/17	12/31/17	7/1/17 - 12/31/17
Class VC
Actual	$1,000.00	$1,012.70	$3.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.98	$3.26

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2017

Sector*	%**
Auto	0.99%
Basic Industry	0.12%
Consumer Cyclical	0.90%
Consumer Discretionary	0.55%
Consumer Services	1.45%
Consumer Staples	0.54%
Energy	2.89%
Financial Services	32.20%
Foreign Government	5.01%
Health Care	0.71%
Integrated Oils	0.53%
Materials & Processing	2.64%
Municipal	0.38%
Producer Durables	0.57%
Technology	1.57%
Telecommunications	0.79%
Transportation	0.27%
U.S. Government	44.97%
Utilities	1.39%
Repurchase Agreement	1.53%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6	See Notes to Financial Statements.

Schedule of Investments

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 106.51%

ASSET-BACKED SECURITIES 20.27%

Automobiles 10.21%
Ally Auto Receivables Trust 2014-A†	0.63%	4/15/2019	$222	$221,897
American Credit Acceptance Receivables Trust 2015-1 C†	4.29%	4/12/2021	717	724,164
American Credit Acceptance Receivables Trust 2016-2 C†	6.09%	5/12/2022	272	284,252
AmeriCredit Automobile Receivables Trust 2013-5 D	2.86%	12/9/2019	656	658,642
AmeriCredit Automobile Receivables Trust 2014-1 C	2.15%	3/9/2020	301	301,210
AmeriCredit Automobile Receivables Trust 2015-2 C	2.40%	1/8/2021	1,977	1,982,795
AmeriCredit Automobile Receivables Trust 2015-3 A3	1.54%	3/9/2020	191	191,226
AmeriCredit Automobile Receivables Trust 2015-3 B	2.08%	9/8/2020	502	502,292
AmeriCredit Automobile Receivables Trust 2016-2 A2A	1.42%	10/8/2019	30	29,673
AmeriCredit Automobile Receivables Trust 2016-2 C	2.87%	11/8/2021	2,600	2,616,439
AmeriCredit Automobile Receivables Trust 2016-4 A2A	1.34%	4/8/2020	185	184,464
AmeriCredit Automobile Receivables Trust 2017-2 A2A	1.65%	9/18/2020	1,726	1,723,265
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%	3/20/2023	669	672,917
AmeriCredit Automobile Receivables Trust 2017-3 A2A	1.69%	12/18/2020	506	505,345
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%	6/19/2023	275	272,775
AmeriCredit Automobile Receivables Trust 2017-4 C	2.60%	9/18/2023	1,331	1,327,742
AmeriCredit Automobile Receivables Trust 2017-4 D	3.08%	12/18/2023	1,967	1,961,089
Avis Budget Rental Car Funding AESOP LLC 2012-3A A†	2.10%	3/20/2019	263	262,510
Avis Budget Rental Car Funding AESOP LLC 2013-1A A†	1.92%	9/20/2019	1,070	1,068,493
Avis Budget Rental Car Funding AESOP LLC 2013-2A†	2.97%	2/20/2020	535	538,669

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Avis Budget Rental Car Funding AESOP LLC 2014-1A†	2.46%	7/20/2020	$592	$593,018
California Republic Auto Receivables Trust 2014-3 B	2.66%	8/17/2020	376	377,014
California Republic Auto Receivables Trust 2015-1 A4	1.82%	9/15/2020	595	594,667
California Republic Auto Receivables Trust 2015-2 B	2.53%	6/15/2021	908	907,966
California Republic Auto Receivables Trust 2015-3 B	2.70%	9/15/2021	120	120,091
California Republic Auto Receivables Trust 2016-2 A3	1.56%	7/15/2020	163	162,412
California Republic Auto Receivables Trust 2016-2 B	2.52%	5/16/2022	328	325,062
Capital Auto Receivables Asset Trust 2014-3 B†	2.35%	7/22/2019	712	712,043
Capital Auto Receivables Asset Trust 2015-1 A3	1.61%	6/20/2019	113	113,337
Capital Auto Receivables Asset Trust 2016-2 A3	1.46%	6/22/2020	340	339,243
Capital Auto Receivables Asset Trust 2017-1 B†	2.43%	5/20/2022	462	459,586
Capital Auto Receivables Asset Trust 2017-1 C†	2.70%	9/20/2022	656	655,083
Capital Auto Receivables Asset Trust 2017-1 D†	3.15%	2/20/2025	427	424,971
CarMax Auto Owner Trust 2014-1 A4	1.32%	7/15/2019	150	149,535
CarMax Auto Owner Trust 2015-2 A3	1.37%	3/16/2020	91	90,930
CarMax Auto Owner Trust 2016-3 A2	1.17%	8/15/2019	205	205,174
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	553	548,974
CarMax Auto Owner Trust 2016-4 A2	1.21%	11/15/2019	178	177,261
Chesapeake Funding II LLC 2016-2A A1†	1.88%	6/15/2028	601	599,594
Chrysler Capital Auto Receivables Trust 2014-BA D†	3.44%	8/16/2021	367	369,563
Chrysler Capital Auto Receivables Trust 2016-AA B†	2.88%	2/15/2022	195	196,778
Chrysler Capital Auto Receivables Trust 2016-AA C†	3.25%	6/15/2022	134	135,325
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	150	159,253
CPS Auto Trust 2017-D A†	1.87%	3/15/2021	1,144	1,142,109
Drive Auto Receivables Trust 2015-AA C†	3.06%	5/17/2021	123	123,381
Drive Auto Receivables Trust 2015-BA D†	3.84%	7/15/2021	2,374	2,412,330
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	425	427,572
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	607	621,361
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	979	1,006,845
Drive Auto Receivables Trust 2016-CA B†	2.37%	11/16/2020	284	284,406
Drive Auto Receivables Trust 2016-CA C†	3.02%	11/15/2021	1,581	1,593,316
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	254	260,948
Drive Auto Receivables Trust 2017-2 A2A	1.63%	8/15/2019	630	629,754

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Drive Auto Receivables Trust 2017-2 A3	1.82%	6/15/2020	$943	$942,353
Drive Auto Receivables Trust 2017-3 C	2.80%	7/15/2022	1,459	1,460,293
Drive Auto Receivables Trust 2017-AA B†	2.51%	1/15/2021	535	536,556
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	447	458,472
Enterprise Fleet Financing LLC 2017-1 A2†	2.13%	7/20/2022	538	538,280
First Investors Auto Owner Trust 2016-2A A1†	1.53%	11/16/2020	209	208,841
First Investors Auto Owner Trust 2017-3A A2†	2.41%	12/15/2022	571	568,968
First Investors Auto Owner Trust 2017-3A B†	2.72%	4/17/2023	218	217,121	(a)
Flagship Credit Auto Trust 2017-3 A†	1.88%	10/15/2021	520	519,073
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	300	298,887
Ford Credit Auto Owner Trust 2014-C A3	1.06%	5/15/2019	78	77,622
Ford Credit Auto Owner Trust 2016-B A2A	1.08%	3/15/2019	84	83,804
Ford Credit Auto Owner Trust 2016-C A2A	1.04%	9/15/2019	362	361,449
Ford Credit Auto Owner Trust 2017-2 B†	2.60%	3/15/2029	108	106,126
Ford Credit Auto Owner Trust/Ford Credit 2014-1 A†	2.26%	11/15/2025	2,624	2,629,985
Foursight Capital Automobile Receivables Trust 2016-1 A2†	2.87%	10/15/2021	435	435,235
GM Financial Consumer Automobile 2017-1A B†	2.30%	6/16/2023	144	143,012
Harley-Davidson Motorcycle Trust 2015-2 A4	1.66%	12/15/2022	299	298,251
Honda Auto Receivables Owner Trust 2014-4 A3	0.99%	9/17/2018	6	5,933
Honda Auto Receivables Owner Trust 2015-1 A3	1.05%	10/15/2018	43	43,414
Honda Auto Receivables Owner Trust 2016-4 A2	1.04%	4/18/2019	329	328,623
Huntington Auto Trust 2016-1 A3	1.59%	11/16/2020	2,646	2,635,582
Mercedes-Benz Auto Receivables Trust 2016-1 A2A	1.11%	3/15/2019	271	270,948
Santander Drive Auto Receivables Trust 2014-2 C	2.33%	11/15/2019	117	116,724
Santander Drive Auto Receivables Trust 2014-3 C	2.13%	8/17/2020	484	483,916
Santander Drive Auto Receivables Trust 2014-4 C	2.60%	11/16/2020	630	631,608
Santander Drive Auto Receivables Trust 2015-1 C	2.57%	4/15/2021	1,613	1,617,650
Santander Drive Auto Receivables Trust 2016-2 B	2.08%	2/16/2021	190	190,068
Santander Drive Auto Receivables Trust 2016-3 A2	1.34%	11/15/2019	80	79,759
Santander Drive Auto Receivables Trust 2016-3 B	1.89%	6/15/2021	264	263,491
Santander Drive Auto Receivables Trust 2017-2 A2	1.60%	3/16/2020	1,545	1,544,092
Santander Drive Auto Receivables Trust 2017-2 B	2.21%	10/15/2021	1,359	1,358,660
Santander Drive Auto Receivables Trust 2017-2 D	3.49%	7/17/2023	808	816,665
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	192	192,208
SunTrust Auto Receivables Trust 2015-1A A3†	1.42%	9/16/2019	278	278,192
SunTrust Auto Receivables Trust 2015-1A D†	3.24%	1/16/2023	754	738,677
TCF Auto Receivables Owner Trust 2014-1A A4†	1.56%	1/15/2020	346	346,035

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
TCF Auto Receivables Owner Trust 2015-1A A3†	1.49%		12/16/2019	$40	$39,690
TCF Auto Receivables Owner Trust 2015-1A B†	2.49%		4/15/2021	791	791,078
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%		10/17/2022	443	439,052
Wheels SPV 2 LLC 2016-1A A2†	1.59%		5/20/2025	589	587,459
Total					56,632,613

Credit Cards 3.20%
BA Credit Card Trust 2015-A1 A	1.807% (1 Mo. LIBOR + .33%	)#	6/15/2020	3,682	3,682,580
Capital One Multi-Asset Execution Trust 2015-A1	1.39%		1/15/2021	370	369,793
Capital One Multi-Asset Execution Trust 2017-A5	2.057% (1 Mo. LIBOR + .58%	)#	7/15/2027	513	517,873
Capital One Multi-Asset Execution Trust 2017-A6	2.29%		7/15/2025	1,243	1,235,433
Citibank Credit Card Issuance Trust 2017-A5	2.155% (1 Mo. LIBOR + 0.62%	)#	4/22/2026	698	706,870
Discover Card Execution Note Trust 2013-A1	1.777% (1 Mo. LIBOR + 0.30%	)#	8/17/2020	3,126	3,127,094
Discover Card Execution Note Trust 2017-A4	2.53%		10/15/2026	165	164,645
Synchrony Credit Card Master Note Trust 2017-2 A	2.62%		10/15/2025	1,152	1,152,762
World Financial Network Credit Card Master Trust 2013-A	1.61%		12/15/2021	601	600,887
World Financial Network Credit Card Master Trust 2015-A	1.957% (1 Mo. LIBOR + .48%	)#	2/15/2022	1,863	1,864,598
World Financial Network Credit Card Master Trust 2017-B A	1.98%		6/15/2023	1,217	1,213,746
World Financial Network Credit Card Master Trust 2017-C A	2.31%		8/15/2024	2,151	2,143,051
World Financial Network Credit Card Master Trust 2017-C M	2.66%		8/15/2024	946	943,196
Total					17,722,528

Home Equity 0.05%
Asset Backed Securities Corp. Home Equity Loan
Trust Series NC 2006-HE4 A5	1.712% (1 Mo. LIBOR + .16%	)#	5/25/2036	28	27,782
Meritage Mortgage Loan Trust 2004-2 M3	2.527% (1 Mo. LIBOR + .98%	)#	1/25/2035	204	201,489
New Century Home Equity Loan Trust 2005-A A6	4.507%	#(b)	8/25/2035	31	31,721
Total					260,992

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other 6.81%
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	$498	$497,455
Anchorage Capital CLO Ltd. 2012-1A A2R†	3.459% (3 Mo. LIBOR + 2.10%	)#	1/13/2027	1,500	1,511,078
Anchorage Capital CLO Ltd. 2014-4A A1AR†	2.518% (3 Mo. LIBOR + 1.14%	)#	7/28/2026	1,500	1,506,117
Apidos CLO XVI 2013-16A CR†	4.357% (3 Mo. LIBOR + 3.00%	)#	1/19/2025	250	251,512
Apollo Credit Funding IV Ltd. 4A A1†	2.829% (3 Mo. LIBOR + 1.47%	)#	4/15/2027	1,000	1,007,420
Ascentium Equipment Receivables Trust 2016-2A A2†	1.46%		4/10/2019	137	136,595
Ascentium Equipment Receivables Trust 2016-2A A3†	1.65%		5/10/2022	283	280,821
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022	182	181,219
Ascentium Equipment Receivables Trust 2017-1A A2†	1.87%		7/10/2019	608	607,194
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	183	182,479
Atrium XIII 13A A1†	2.621% (3 Mo. LIBOR + 1.18%	)#	11/21/2030	500	503,174
Avery Point V CLO Ltd. 2014-5A BR†	2.853% (3 Mo. LIBOR + 1.50%	)#	7/17/2026	372	373,820
Birchwood Park CLO Ltd. 2014-1A AR†	2.539% (3 Mo. LIBOR + 1.18%	)#	7/15/2026	1,000	1,001,612
BlueMountain CLO Ltd. 2013-2A A1R†	2.539% (3 Mo. LIBOR + 1.18%	)#	10/22/2030	753	758,418
Carlyle Global Market Strategies CLO Ltd. 2015-2A A1†	2.845% (3 Mo. LIBOR + 1.47%	)#	4/27/2027	850	849,620
Cavalry CLO IV Ltd. 2014-4A B1R†	2.709% (3 Mo. LIBOR + 1.35%	)#	10/15/2026	250	250,474
Cent CLO Ltd. 2013-19A A1A†	2.708% (3 Mo. LIBOR + 1.33%	)#	10/29/2025	850	851,380
CIFC Funding Ltd. 2017-5A A1†	2.543% (3 Mo. LIBOR + 1.18%	)#	11/16/2030	1,732	1,731,955	(a)
CNH Equipment Trust 2014-C A3	1.05%		11/15/2019	45	45,088
CNH Equipment Trust 2016-A A2B	1.997% (1 Mo. LIBOR + .52%	)#	7/15/2019	37	36,648
Conn Funding II LP 2017-B A†	2.73%		7/15/2020	1,666	1,682,115	(a)
Conn Funding II LP 2017-B C†	5.95%		11/15/2022	1,063	1,074,150	(a)
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	30	29,690

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Dell Equipment Finance Trust 2016-1 A3†	1.65%		7/22/2021	$100	$99,872
Dell Equipment Finance Trust 2017-1 A1†	1.35%		5/22/2018	420	420,220
Dell Equipment Finance Trust 2017-1 A2†	1.86%		6/24/2019	186	185,950
Diamond Resorts Owner Trust 2013-1 A†	1.95%		1/20/2025	125	124,196
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	149	148,666
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	105	105,598
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029	784	778,802
DLL Securitization Trust 2017-A A4†	2.43%		11/17/2025	1,224	1,216,611
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040	647	652,857
Engs Commercial Finance Trust 2015-1A A2†	2.31%		10/22/2021	355	353,927
Ford Credit Floorplan Master Owner Trust 2017-2 A1	2.16%		9/15/2022	942	938,782
GMF Floorplan Owner Revolving Trust 2015-1 B†	1.97%		5/15/2020	394	393,795
Jackson Mill CLO Ltd. 2015-1A A†	2.899% (3 Mo. LIBOR + 1.54%	)#	4/15/2027	350	353,303
Jamestown CLO VII Ltd. 2015-7A CR†	3.967% (3 Mo. LIBOR + 2.60%	)#	7/25/2027	611	612,035
KKR CLO Ltd-11 AR†	2.539%#		1/15/2031	2,057	2,059,673
Laurel Road Prime Student Loan Trust 2017-B A1FX†	1.63%		8/25/2042	85	84,733
Marble Point CLO XI Ltd. 2017-2A A†	2.793% (3 Mo. LIBOR + 1.18%	)#	12/18/2030	1,809	1,811,623
Mountain Hawk III CLO Ltd. 2014-3A AR†	2.554% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	2,350	2,357,451
Oaktree EIF I Series Ltd. 2015-A1 B†	3.954% (3 Mo. LIBOR + 2.60%	)#	10/18/2027	900	904,481
Oaktree EIF II Series Ltd. 2014-A2 AR†	2.566% (3 Mo. LIBOR + 1.15%	)#	11/15/2025	500	501,445
Oaktree EIF II Series Ltd. 2014-A2 BR†	3.116% (3 Mo. LIBOR + 1.70%	)#	11/15/2025	900	903,319
OneMain Financial Issuance Trust 2015-1A A†	3.19%		3/18/2026	484	487,077
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	315	320,190
OneMain Financial Issuance Trust 2016-2A B†	5.94%		3/20/2028	100	102,555
Pennsylvania Higher Education Assistance Agency 2006-1 B	1.637% (3 Mo. LIBOR + .27%	)#	4/25/2038	350	338,575
Regatta IV Funding Ltd. 2014-1A DR†	4.667% (3 Mo. LIBOR + 3.30%	)#	7/25/2026	600	600,351
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	451	448,976
Shackleton CLO 2014-6A A2R†	2.513% (3 Mo. LIBOR + 1.16%	)#	7/17/2026	438	439,319
SLM Private Education Loan Trust 2010-A 2A†	4.727% (1 Mo. LIBOR + 3.25%	)#	5/16/2044	24	24,915

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
SLM Student Loan Trust 2011-1 A1	1.848% (1 Mo. LIBOR + .52%	)#	3/25/2026	$18	$18,043
SoFi Professional Loan Program LLC 2017-E A1†	2.052% (1 Mo. LIBOR + .5%	)#	11/26/2040	1,028	1,030,288
SoFi Professional Loan Program LLC 2017-E A2B†	2.72%		11/26/2040	802	798,903
Sound Point CLO IX Ltd. 2015-2A AR†	2.243% (3 Mo. LIBOR + .88%	)#	7/20/2027	250	250,077
Tryon Park CLO Ltd. 2013-1A A1†	2.479% (3 Mo. LIBOR + 1.12%	)#	7/15/2025	681	683,097
WhiteHorse VIII Ltd. 2014-1A AR†	2.277% (3 Mo. LIBOR + .9%	)#	5/1/2026	1,833	1,834,277
Total					37,734,016
Total Asset-Backed Securities (cost $112,410,252)					112,350,149

CORPORATE BONDS 26.94%

Aerospace/Defense 0.00%
Embraer SA (Brazil)(c)	5.15%		6/15/2022	10	10,725

Air Transportation 0.05%
Air Canada (Canada)†(c)	7.75%		4/15/2021	70	80,150
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%		1/15/2022	168	174,627
Total					254,777

Auto Parts: Original Equipment 0.27%
American Axle & Manufacturing, Inc.†	6.25%		4/1/2025	1,309	1,380,995
International Automotive Components Group SA (Luxembourg)†(c)	9.125%		6/1/2018	107	105,997
Total					1,486,992

Automotive 0.80%
Aston Martin Capital Holdings Ltd. (Jersey)†(c)	6.50%		4/15/2022	200	210,750
Ford Motor Co.	7.45%		7/16/2031	1,297	1,698,784
General Motors Co.	6.60%		4/1/2036	1,489	1,818,115
Tesla, Inc.†	5.30%		8/15/2025	751	720,021
Total					4,447,670

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional 6.20%
Akbank Turk AS (Turkey)†(c)	7.20% (5 Yr Swap rate + 5.03%	)#	3/16/2027	$200	$210,500
Banco de Credito e Inversiones (Chile)†(c)	3.50%		10/12/2027	535	522,628
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	1,565	1,592,200
Bank of America Corp.	3.824% (3 Mo. LIBOR + 1.58%	)#	1/20/2028	1,597	1,653,318
Bank of America Corp.	3.95%		4/21/2025	250	258,715
Bank of America Corp.	4.00%		1/22/2025	728	757,909
Bank of America Corp.	4.45%		3/3/2026	315	336,725
Bank of Montreal (Canada)†(c)	2.50%		1/11/2022	2,747	2,744,435
Citigroup, Inc.	3.668% (3 Mo. LIBOR + 1.39%	)#	7/24/2028	1,692	1,718,177
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	396	410,245
Citigroup, Inc.	4.45%		9/29/2027	552	584,928
Commonwealth Bank of Australia (Australia)†(c)	4.50%		12/9/2025	734	769,458
First Republic Bank	4.625%		2/13/2047	418	448,450
Goldman Sachs Group, Inc. (The)	2.908% (3 Mo. LIBOR + 1.05%	)#	6/5/2023	1,067	1,060,863
Goldman Sachs Group, Inc. (The)	6.25%		2/1/2041	588	793,415
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037	479	641,944
Intesa Sanpaolo SpA (Italy)†(c)	5.71%		1/15/2026	523	551,729
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028	553	563,097
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028	2,762	2,864,610
Manufacturers & Traders Trust Co.	3.40%		8/17/2027	264	267,324
Morgan Stanley	3.625%		1/20/2027	408	417,933
Morgan Stanley	3.875%		1/27/2026	873	910,699
Morgan Stanley	4.00%		7/23/2025	770	806,824
Morgan Stanley	7.25%		4/1/2032	84	116,552
Santander UK Group Holdings plc (United Kingdom)(c)	3.823%	#	11/3/2028	632	634,566
Santander UK Group Holdings plc (United Kingdom)†(c)	4.75%		9/15/2025	545	572,710
Santander UK plc (United Kingdom)†(c)	5.00%		11/7/2023	223	238,834
Santander UK plc (United Kingdom)(c)	7.95%		10/26/2029	902	1,175,986
Toronto-Dominion Bank (The) (Canada)†(c)	2.50%		1/18/2022	3,297	3,290,257
Toronto-Dominion Bank (The) (Canada)(c)	3.625% (5 Yr Swap rate + 2.21%	)#	9/15/2031	1,324	1,322,189
Turkiye Garanti Bankasi AS (Turkey)†(c)	6.125% (5 Yr Swap rate + 4.22%	)#	5/24/2027	475	475,271
Turkiye Garanti Bankasi AS (Turkey)†(c)	6.25%		4/20/2021	200	211,825
Wachovia Corp.	7.574%		8/1/2026	596	762,487
Wells Fargo & Co.	3.00%		10/23/2026	483	473,827

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Wells Fargo Bank NA	5.85%		2/1/2037	$1,880	$2,413,720
Wells Fargo Bank NA	6.60%		1/15/2038	687	959,344
Westpac Banking Corp. (Australia)(c)	4.322% (USISDA05 + 2.24%	)#	11/23/2031	812	837,927
Total					34,371,621

Beverages 0.42%
Anheuser-Busch InBev Finance, Inc.	4.70%		2/1/2036	1,481	1,665,976
Becle SAB de CV (Mexico)†(c)	3.75%		5/13/2025	350	351,815
Fomento Economico Mexicano SAB de CV (Mexico)(c)	4.375%		5/10/2043	300	317,386
Total					2,335,177

Building Materials 0.41%
James Hardie International Finance DAC (Ireland)†(c)	4.75%		1/15/2025	794	803,925
Standard Industries, Inc.†	5.50%		2/15/2023	272	284,240
Standard Industries, Inc.†	6.00%		10/15/2025	1,086	1,164,735
Total					2,252,900

Business Services 0.45%
Adani Ports & Special Economic Zone Ltd. (India)†(c)	4.00%		7/30/2027	275	273,332
Ashtead Capital, Inc.†	4.375%		8/15/2027	277	281,848
Brink’s Co. (The)†	4.625%		10/15/2027	676	664,170
Rent-A-Center, Inc.	4.75%		5/1/2021	528	501,600
United Rentals North America, Inc.	4.875%		1/15/2028	783	788,872
Total					2,509,822

Chemicals 0.69%
Blue Cube Spinco, Inc.	10.00%		10/15/2025	1,043	1,256,815
Chemours Co. (The)	7.00%		5/15/2025	469	511,210
Equate Petrochemical BV (Netherlands)†(c)	4.25%		11/3/2026	700	714,350
GCP Applied Technologies, Inc.†	9.50%		2/1/2023	94	104,575
Mexichem SAB de CV (Mexico)†(c)	4.875%		9/19/2022	205	218,325
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%		4/1/2025	403	439,774
Tronox Finance LLC†	7.50%		3/15/2022	417	436,807
Valvoline, Inc.	5.50%		7/15/2024	116	123,540
Total					3,805,396

Coal 0.13%
Peabody Energy Corp.†	6.00%		3/31/2022	79	82,259
Peabody Energy Corp.†	6.375%		3/31/2025	624	651,300
Total					733,559

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Hardware 0.34%
Dell International LLC/EMC Corp.†	3.48%	6/1/2019	$278	$281,554
Dell International LLC/EMC Corp.†	5.45%	6/15/2023	251	271,514
Dell International LLC/EMC Corp.†	6.02%	6/15/2026	563	621,640
Dell International LLC/EMC Corp.†	7.125%	6/15/2024	294	322,001
Dell International LLC/EMC Corp.†	8.35%	7/15/2046	283	365,550
Total				1,862,259

Computer Software 0.26%
First Data Corp.†	5.75%	1/15/2024	500	521,125
Oracle Corp.	6.125%	7/8/2039	675	928,167
Total				1,449,292

Construction/Homebuilding 0.38%
AV Homes, Inc.	6.625%	5/15/2022	505	531,512
Century Communities, Inc.	5.875%	7/15/2025	365	367,738
PulteGroup, Inc.	7.875%	6/15/2032	442	556,920
TRI Pointe Group, Inc.	5.25%	6/1/2027	310	318,355
William Lyon Homes, Inc.	5.875%	1/31/2025	307	314,291
Total				2,088,816

Containers 0.13%
BWAY Holding Co.†	7.25%	4/15/2025	479	495,765
SAN Miguel Industrias Pet SA (Peru)†(c)	4.50%	9/18/2022	200	203,700
Total				699,465

Drugs 0.11%
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(c)	2.20%	7/21/2021	356	325,434
Valeant Pharmaceuticals International, Inc.†	5.625%	12/1/2021	226	221,763
Valeant Pharmaceuticals International, Inc.†	7.50%	7/15/2021	68	69,445
Total				616,642

Electric: Power 1.36%
Appalachian Power Co.	7.00%	4/1/2038	529	754,916
Dominion Energy, Inc.	7.00%	6/15/2038	266	368,242
Dynegy, Inc.	7.625%	11/1/2024	755	813,512
Emirates Semb Corp., Water & Power Co. PJSC (United Arab Emirates)†(c)	4.45%	8/1/2035	275	281,378
Enel Finance International NV (Netherlands)†(c)	2.75%	4/6/2023	882	870,010
Exelon Generation Co. LLC	5.60%	6/15/2042	390	428,757
Exelon Generation Co. LLC	6.25%	10/1/2039	592	694,227

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Massachusetts Electric Co.†	4.004%	8/15/2046	$501	$532,861
Minejesa Capital BV (Netherlands)†(c)	4.625%	8/10/2030	250	256,139
Orazul Energy Egenor S en C por A (Peru)†(c)	5.625%	4/28/2027	574	566,251
Origin Energy Finance Ltd. (Australia)†(c)	3.50%	10/9/2018	375	377,302
Pacific Gas & Electric Co.†	3.30%	12/1/2027	1,099	1,090,696
South Carolina Electric & Gas Co.	6.05%	1/15/2038	177	221,768
South Carolina Electric & Gas Co.	6.625%	2/1/2032	246	312,233
Total				7,568,292

Engineering & Contracting Services 0.35%
Aeropuertos Dominicanos Siglo XXI SA (Dominican Republic)†(c)	6.75%	3/30/2029	295	324,131
Brand Industrial Services, Inc.†	8.50%	7/15/2025	651	685,178
China Railway Resources Huitung Ltd. (Hong Kong)(c)	3.85%	2/5/2023	900	928,796
Total				1,938,105

Entertainment 0.48%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op†	5.375%	4/15/2027	862	907,255
Eldorado Resorts, Inc.	6.00%	4/1/2025	505	530,250
Jacobs Entertainment, Inc.†	7.875%	2/1/2024	445	477,263
Mohegan Gaming & Entertainment†	7.875%	10/15/2024	723	743,786
Total				2,658,554

Financial Services 1.32%
Affiliated Managers Group, Inc.	3.50%	8/1/2025	125	126,495
Affiliated Managers Group, Inc.	4.25%	2/15/2024	248	261,650
Discover Financial Services	4.10%	2/9/2027	992	1,017,739
Intelsat Connect Finance SA (Luxembourg)†(c)	12.50%	4/1/2022	539	474,320
International Lease Finance Corp.	5.875%	4/1/2019	1,433	1,491,799
Nationstar Mortgage LLC/Nationstar Capital Corp.	7.875%	10/1/2020	367	375,028
Navient Corp.	6.625%	7/26/2021	1,015	1,073,362
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	343	361,335
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	347	354,876
OM Asset Management plc (United Kingdom)(c)	4.80%	7/27/2026	489	507,063
Quicken Loans, Inc.†	5.25%	1/15/2028	978	967,927
SURA Asset Management SA (Colombia)†(c)	4.375%	4/11/2027	280	283,500
Total				7,295,094

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food 0.17%
Arcor SAIC (Argentina)†(c)	6.00%	7/6/2023	$297	$315,934
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	370	393,587
Gruma SAB de CV (Mexico)†(c)	4.875%	12/1/2024	200	214,500
Total				924,021

Health Care Services 0.65%
Ascension Health	3.945%	11/15/2046	265	280,669
HCA, Inc.	5.50%	6/15/2047	390	390,000
HCA, Inc.	7.50%	11/6/2033	125	140,625
Kaiser Foundation Hospitals	4.15%	5/1/2047	366	396,121
MPH Acquisition Holdings LLC†	7.125%	6/1/2024	97	103,548
New York & Presbyterian Hospital (The)	4.063%	8/1/2056	496	521,959
NYU Hospitals Center	4.368%	7/1/2047	85	91,729
Polaris Intermediate Corp. PIK 8.5%†	8.50%	12/1/2022	746	775,840
WellCare Health Plans, Inc.	5.25%	4/1/2025	866	915,795
Total				3,616,286

Household Equipment/Products 0.12%
Central Garden & Pet Co.	6.125%	11/15/2023	513	545,062
Kimberly-Clark de Mexico SAB de CV (Mexico)†(c)	3.80%	4/8/2024	100	101,794
Total				646,856

Insurance 0.61%
American International Group, Inc.	4.70%	7/10/2035	680	753,818
Lincoln National Corp.	6.30%	10/9/2037	202	260,996
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	1,230	1,409,044
Unum Group	5.75%	8/15/2042	330	404,921
Willis North America, Inc.	7.00%	9/29/2019	524	562,142
Total				3,390,921

Leisure 0.50%
Carlson Travel, Inc.†	6.75%	12/15/2023	236	214,170
Carnival plc	7.875%	6/1/2027	277	365,598
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	1,030	1,331,079
Silversea Cruise Finance Ltd.†	7.25%	2/1/2025	495	535,838
Viking Cruises Ltd.†	5.875%	9/15/2027	343	349,860
Total				2,796,545

Machinery: Industrial/Specialty 0.14%
SPX FLOW, Inc.†	5.625%	8/15/2024	720	761,400

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Machinery: Oil Well Equipment & Services 0.10%
BlueLine Rental Finance Corp./BlueLine Rental LLC†	9.25%	3/15/2024	$497	$531,790

Manufacturing 0.47%
Bombardier, Inc.(Canada)†(c)	7.50%	3/15/2025	533	539,662
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022	658	676,095
Koppers, Inc.†	6.00%	2/15/2025	495	525,938
Siemens Financieringsmaatschappij NV (Netherlands)†(c)	3.40%	3/16/2027	876	893,429
Total				2,635,124

Media 1.57%
21st Century Fox America, Inc.	7.75%	12/1/2045	451	717,496
Block Communications, Inc.†	6.875%	2/15/2025	253	266,283
Cablevision Systems Corp.	5.875%	9/15/2022	453	447,337
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%	2/15/2026	178	185,343
Comcast Corp.	3.15%	3/1/2026	1,505	1,517,370
Comcast Corp.	3.969%	11/1/2047	722	747,124
Cox Communications, Inc.†	8.375%	3/1/2039	782	1,102,811
CSC Holdings LLC†	10.875%	10/15/2025	200	238,000
DISH DBS Corp.	7.75%	7/1/2026	397	418,835
Myriad International Holdings BV (Netherlands)†(c)	5.50%	7/21/2025	350	381,895
SFR Group SA (France)†(c)	6.00%	5/15/2022	500	506,875
Time Warner Cable LLC	7.30%	7/1/2038	1,032	1,296,507
Time Warner Entertainment Co. LP	8.375%	7/15/2033	245	337,733
VTR Finance BV (Netherlands)†(c)	6.875%	1/15/2024	507	536,152
Total				8,699,761

Metal Fabricating 0.02%
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.†	7.375%	12/15/2023	130	139,906

Metals & Minerals: Miscellaneous 0.87%
Aleris International, Inc.†	9.50%	4/1/2021	160	169,600
Barrick International Barbados Corp. (Barbados)†(c)	6.35%	10/15/2036	158	204,868
Barrick North America Finance LLC	7.50%	9/15/2038	200	277,001
Corp. Nacional del Cobre de Chile (Chile)†(c)	4.50%	9/16/2025	700	753,312
Freeport-McMoRan, Inc.	3.875%	3/15/2023	775	775,000
Glencore Finance Canada Ltd. (Canada)†(c)	5.55%	10/25/2042	640	709,640
Hudbay Minerals, Inc. (Canada)†(c)	7.25%	1/15/2023	72	76,680
Hudbay Minerals, Inc. (Canada)†(c)	7.625%	1/15/2025	107	117,700
Kinross Gold Corp. (Canada)(c)	5.95%	3/15/2024	281	309,451

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous (continued)
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(c)	4.10%	4/11/2023	$430	$433,622
Teck Resources Ltd. (Canada)(c)	4.75%	1/15/2022	948	994,262
Total				4,821,136

Natural Gas 0.20%
Dominion Energy Gas Holdings LLC	4.60%	12/15/2044	1,026	1,132,255

Oil 1.93%
Afren plc (United Kingdom)†(c)(d)	6.625%	12/9/2020	244	1,003
Cenovus Energy, Inc. (Canada)(c)	5.40%	6/15/2047	248	261,737
Continental Resources, Inc.	3.80%	6/1/2024	832	825,760
Eni SpA (Italy)†(c)	5.70%	10/1/2040	1,800	1,963,245
EP Energy LLC/Everest Acquisition Finance, Inc.†	8.00%	11/29/2024	498	516,675
Gazprom OAO via Gaz Capital SA (Luxembourg)†(c)	4.95%	2/6/2028	200	208,677
Halcon Resources Corp.†	6.75%	2/15/2025	476	497,420
Kerr-McGee Corp.	7.875%	9/15/2031	479	637,667
MEG Energy Corp. (Canada)†(c)	7.00%	3/31/2024	450	381,937
Pertamina Persero PT (Indonesia)†(c)	5.625%	5/20/2043	200	217,981
Petrobras Global Finance BV (Netherlands)(c)	4.375%	5/20/2023	358	354,946
Petrobras Global Finance BV (Netherlands)(c)	7.25%	3/17/2044	376	391,980
Petroleos Mexicanos (Mexico)(c)	4.50%	1/23/2026	489	489,342
Precision Drilling Corp. (Canada)(c)	7.75%	12/15/2023	147	155,085
Raizen Fuels Finance SA (Luxembourg)†(c)	5.30%	1/20/2027	200	209,760
Sanchez Energy Corp.	6.125%	1/15/2023	682	581,405
Sinopec Group Overseas Development Ltd.†	4.375%	10/17/2023	364	386,761
SM Energy Co.	5.625%	6/1/2025	26	25,350
SM Energy Co.	6.50%	1/1/2023	1,055	1,081,375
Valero Energy Corp.	10.50%	3/15/2039	421	721,950
WPX Energy, Inc.	5.25%	9/15/2024	374	374,580
WPX Energy, Inc.	6.00%	1/15/2022	104	109,200
YPF SA (Argentina)†(c)	8.50%	7/28/2025	281	326,662
Total				10,720,498

Oil: Crude Producers 0.77%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(c)	4.60%	11/2/2047	320	330,006
Cheniere Corpus Christi Holdings LLC	5.125%	6/30/2027	501	519,487
Energy Transfer LP	7.50%	7/1/2038	679	843,784
Energy Transfer LP/Regency Energy Finance Corp.	5.00%	10/1/2022	23	24,539

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
GNL Quintero SA (Chile)†(c)	4.634%	7/31/2029	$200	$209,000
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	370	406,240
Kinder Morgan, Inc.	7.75%	1/15/2032	1,413	1,828,282
Tennessee Gas Pipeline Co. LLC	8.375%	6/15/2032	67	87,455
Total				4,248,793

Oil: Integrated Domestic 0.57%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.†	3.337%	12/15/2027	1,092	1,091,205
Halliburton Co.	6.70%	9/15/2038	209	278,514
Halliburton Co.	7.45%	9/15/2039	227	325,398
National Oilwell Varco, Inc.	3.95%	12/1/2042	431	382,705
Transocean Proteus Ltd.†	6.25%	12/1/2024	343	360,902
Trinidad Drilling Ltd. (Canada)†(c)	6.625%	2/15/2025	204	194,820
Weatherford International Ltd.	8.25%	6/15/2023	522	528,525
Total				3,162,069

Real Estate Investment Trusts 1.15%
Boston Properties LP	3.20%	1/15/2025	235	234,562
EPR Properties	4.75%	12/15/2026	501	515,033
EPR Properties	5.25%	7/15/2023	1,150	1,224,965
Equinix, Inc.	5.875%	1/15/2026	784	843,780
Goodman US Finance Four LLC†	4.50%	10/15/2037	316	327,395
Goodman US Finance Three LLC†	3.70%	3/15/2028	272	270,392
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.	5.625%	5/1/2024	195	208,650
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)†(c)	3.875%	3/20/2027	875	895,312
Physicians Realty LP	4.30%	3/15/2027	193	196,681
VEREIT Operating Partnership LP	3.00%	2/6/2019	1,669	1,677,354
Total				6,394,124

Retail 0.47%
FirstCash, Inc.†	5.375%	6/1/2024	259	271,303
JC Penney Corp., Inc.†	5.875%	7/1/2023	859	813,902
Men’s Wearhouse, Inc. (The)	7.00%	7/1/2022	827	834,278
PVH Corp.	7.75%	11/15/2023	561	676,005
Total				2,595,488

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Steel 0.14%
Cleveland-Cliffs, Inc.†	5.75%		3/1/2025		$578	$553,435
Vale Overseas Ltd. (Brazil)(c)	6.875%		11/10/2039		188	231,475
Total						784,910

Technology 1.10%
Alibaba Group Holding Ltd. (China)(c)	3.60%		11/28/2024		965	1,001,724
Alibaba Group Holding Ltd. (China)(c)	4.40%		12/6/2057		200	208,726
Amazon.com, Inc.†	3.15%		8/22/2027		840	842,715
Amazon.com, Inc.	4.80%		12/5/2034		1,301	1,530,520
Baidu, Inc. (China)(c)	3.50%		11/28/2022		433	439,672
Expedia, Inc.	3.80%		2/15/2028		635	614,690
Netflix, Inc.	4.375%		11/15/2026		944	927,480
Tencent Holdings Ltd. (China)†(c)	3.375%		5/2/2019		510	516,189
Total						6,081,716

Telecommunications 0.86%
AT&T, Inc.	5.15%		2/14/2050		112	112,998
AT&T, Inc.†	5.15%		11/15/2046		672	688,809
AT&T, Inc.	6.00%		8/15/2040		1,281	1,453,331
MTN Mauritius Investment Ltd. (Mauritius)†(c)	4.755%		11/11/2024		200	199,200
Ooredoo International Finance Ltd.†	3.75%		6/22/2026		300	298,706
Sprint Corp.	7.125%		6/15/2024		745	759,900
Verizon Communications, Inc.	4.862%		8/21/2046		526	549,564
Wind Tre SpA (Italy)†(c)	5.00%		1/20/2026		734	701,704
Total						4,764,212

Transportation: Miscellaneous 0.24%
Autoridad del Canal de Panama (Panama)†(c)	4.95%		7/29/2035		200	223,750
Rumo Luxembourg Sarl (Luxembourg)†(c)	7.375%		2/9/2024		458	493,999
XPO Logistics, Inc.†	6.125%		9/1/2023		596	632,505
Total						1,350,254

Utilities 0.14%
Aquarion Co.†	4.00%		8/15/2024		724	755,906
Total Corporate Bonds (cost $145,067,733)						149,339,129

FOREIGN GOVERNMENT OBLIGATIONS 5.52%

Argentina 0.43%
City of Buenos Aires(e)	26.661% (BADLAR + 3.25%	)#	3/29/2024	ARS	1,800	94,481
Provincia de Buenos Aires†(c)	6.50%		2/15/2023		$226	243,357

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Argentina (continued)
Provincia de Mendoza†(c)	8.375%	5/19/2024	$400	$447,024
Republic of Argentina(c)	6.875%	1/26/2027	682	746,108
Republic of Argentina(c)	8.28%	12/31/2033	714	844,947
Total				2,375,917

Bahamas 0.13%
Commonwealth of Bahamas†(c)	6.00%	11/21/2028	370	386,650
Commonwealth of Bahamas†(c)	6.95%	11/20/2029	300	330,241
Total				716,891

Bermuda 0.08%
Government of Bermuda†	3.717%	1/25/2027	430	436,988

Brazil 0.14%
Federal Republic of Brazil(c)	4.25%	1/7/2025	600	610,950
Federal Republic of Brazil(c)	5.00%	1/27/2045	200	186,900
Total				797,850

Canada 0.57%
Province of Quebec Canada(c)	2.75%	4/12/2027	3,186	3,162,541

Egypt 0.04%
Arab Republic of Egypt†(c)	6.125%	1/31/2022	220	230,599

Ghana 0.04%
Republic of Ghana†(c)	7.875%	8/7/2023	225	247,835

Indonesia 0.21%
Perusahaan Penerbit SBSN†(c)	4.00%	11/21/2018	200	203,460
Republic of Indonesia†(c)	4.35%	1/8/2027	645	683,460
Republic of Indonesia†(c)	5.875%	1/15/2024	250	285,240
Total				1,172,160

Japan 3.13%
Japan Bank for International Corp.(c)	2.125%	7/21/2020	1,248	1,238,842
Japan Bank for International Corp.(c)	2.125%	11/16/2020	16,216	16,083,628
Total				17,322,470

Latvia 0.05%
Republic of Latvia†(c)	5.25%	6/16/2021	258	283,392

Lithuania 0.12%
Republic of Lithuania†(c)	7.375%	2/11/2020	592	654,627

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2017

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Mexico 0.16%
United Mexican States(c)	4.00%		10/2/2023	$834	$874,866

Qatar 0.06%
State of Qatar†(c)	3.25%		6/2/2026	345	336,682

Romania 0.01%
Republic of Romania†(c)	6.125%		1/22/2044	49	63,415

Sri Lanka 0.08%
Republic of Sri Lanka†(c)	6.25%		7/27/2021	200	212,955
Republic of Sri Lanka†(c)	6.85%		11/3/2025	200	221,148
Total					434,103

Turkey 0.25%
Republic of Turkey(c)	3.25%		3/23/2023	220	208,911
Republic of Turkey(c)	5.625%		3/30/2021	616	649,411
Republic of Turkey(c)	5.75%		3/22/2024	510	540,913
Total					1,399,235

Uruguay 0.02%
Republic of Uruguay(c)	7.875%		1/15/2033	61	87,535
Total Foreign Government Obligations (cost $30,417,918)					30,597,106

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.52%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.303%	#(b)	2/25/2032	2,857	453,060
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	30	29,498
Government National Mortgage Assoc. 2015-47 AE	2.90%	#(b)	11/16/2055	1,333	1,335,669
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(b)	2/16/2049	793	793,847
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(b)	2/16/2053	314	311,861
Government National Mortgage Assoc. 2017-168 AS	2.70%		8/16/2058	1,619	1,602,039
Government National Mortgage Assoc. 2017-41 AS	2.60%		6/16/2057	1,311	1,286,877
Government National Mortgage Assoc. 2017-69 AS	2.75%		2/16/2058	675	664,043
Government National Mortgage Assoc. 2017-71 AS	2.70%		4/16/2057	450	441,465
Government National Mortgage Assoc. 2017-86 AS	2.75%		2/16/2058	514	509,661
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	432	425,399
Government National Mortgage Assoc. 2017-90 AS	2.70%		7/16/2057	602	593,597
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $8,535,373)					8,447,016

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 16.93%
Federal Home Loan Mortgage Corp.	0.75%		4/9/2018	11,929	11,907,349
Federal Home Loan Mortgage Corp.	4.00%		12/1/2044 - 8/1/2047	6,357	6,674,030

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal Home Loan Mortgage Corp.	5.00%		9/1/2019 - 6/1/2026	$117	$120,762
Federal National Mortgage Assoc.	3.137% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	859	898,840
Federal National Mortgage Assoc.	3.50%		4/1/2043 - 7/1/2043	2,387	2,476,400
Federal National Mortgage Assoc.(f)	3.50%		TBA	25,750	26,454,987
Federal National Mortgage Assoc.	4.00%		10/1/2040 - 9/1/2047	17,238	18,084,026
Federal National Mortgage Assoc.(f)	4.50%		TBA	9,800	10,427,751
Federal National Mortgage Assoc.	4.50%		9/1/2047	5,721	6,096,741
Federal National Mortgage Assoc.	5.50%		11/1/2034 - 9/1/2036	1,032	1,145,104
Government National Mortgage Assoc.(f)	3.00%		TBA	9,500	9,584,342
Total Government Sponsored Enterprises Pass-Throughs (cost $94,150,484)					93,870,332

MUNICIPAL BONDS 0.31%

Miscellaneous
District of Columbia	5.591%		12/1/2034	695	860,590
North Texas Tollway Auth	8.91%		2/1/2030	538	604,115
Pennsylvania	5.35%		5/1/2030	235	249,911
Total					1,714,616
Total Municipal Bonds (cost $1,699,494)					1,714,616

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.31%
BWAY Mortgage Trust 2015-1740 A†	2.917%		1/10/2035	880	865,791
Caesars Palace Las Vegas Trust 2017-VICI A†	3.531%		10/15/2034	1,474	1,508,904
Caesars Palace Las Vegas Trust 2017-VICI B†	3.835%		10/15/2034	901	924,378
CCUBS Commercial Mortgage Trust 2017-C1 B	4.159%	#(b)	11/15/2050	739	760,764
CFCRE Commercial Mortgage Trust 2017-C8 B	4.199%	#(b)	6/15/2050	282	287,995
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	212	212,608
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	159	159,952
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	1,250	953,394
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.224%	#(b)	8/10/2047	731	36,709
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.441%	#(b)	7/10/2050	178	182,192
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.441%	#(b)	7/10/2050	410	391,968
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.441%	#(b)	7/10/2050	574	465,439

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2017

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2016-SAVA A†	3.152% (1 Mo. LIBOR + 1.72%	)#	10/15/2034	$1,060	$1,062,376
CSAIL Commercial Mortgage Trust 2015-C2 C	4.21%	#(b)	6/15/2057	700	647,182
DBWF Mortgage Trust 2015-LCM D†	3.421%	#(b)	6/10/2034	257	225,920
GAHR Commercial Mortgage Trust 2015-NRF DFX†	3.382%	#(b)	12/15/2034	278	279,102
GS Mortgage Securities Corp. II 2017-GS8 B	3.953%	#(b)	11/10/2050	227	233,726
GS Mortgage Securities Trust 2015-GC32 C	4.412%	#(b)	7/10/2048	195	194,607
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	668	664,531
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.159%	#(b)	8/5/2034	629	597,703
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 AS	4.243%	#(b)	4/15/2047	300	316,428
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.309%	#(b)	7/15/2048	374	365,274
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 B	4.05%		9/15/2050	274	280,960
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	6	5,930
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	13	13,330
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	18	14,791
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.732%	#(b)	7/15/2050	19,534	655,584
Morgan Stanley Capital I, Inc. 2017-HR2 B	4.061%		12/15/2050	792	818,845
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A2B†	4.144%	#(b)	1/5/2043	250	257,124
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	9	9,202
UBS Commercial Mortgage Trust 2017-C5 B	4.10%	#(b)	11/15/2050	886	915,113
UBS Commercial Mortgage Trust 2017-C6 B	4.154%	#(b)	12/15/2050	507	523,824
UBS-BAMLL Trust 2012-WRM E†	4.238%	#(b)	6/10/2030	595	569,812
UBS-Barclays Commercial Mortgage Trust 2012-C3 B†	4.365%	#(b)	8/10/2049	200	208,234
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.291%	#(b)	7/15/2046	364	307,058
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.133%	#(b)	5/15/2048	1,489	1,181,702
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	4.88%	#(b)	1/15/2059	434	359,418
Wells Fargo Commercial Mortgage Trust 2017-C41 B	4.188%	#(b)	11/15/2050	855	878,687
Total Non-Agency Commercial Mortgage-Backed Securities (cost $18,150,323)					18,336,557

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2017

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
U.S. TREASURY OBLIGATIONS 31.71%
U.S. Treasury Bond	2.75%	8/15/2047	$6,348	$6,350,162
U.S. Treasury Bond	2.75%	11/15/2047	1,466	1,466,984
U.S. Treasury Bond	3.00%	5/15/2047	16,319	17,141,857
U.S. Treasury Bond	3.75%	11/15/2043	5,621	6,692,033
U.S. Treasury Inflation Indexed Bond(g)	0.125%	4/15/2022	11,117	11,044,070
U.S. Treasury Inflation Indexed Bond(g)	0.625%	1/15/2026	4,746	4,827,159
U.S. Treasury Note	1.125%	8/31/2021	3,591	3,469,289
U.S. Treasury Note	1.25%	3/31/2021	5,378	5,245,688
U.S. Treasury Note	1.375%	6/30/2018	10,368	10,362,027
U.S. Treasury Note	1.375%	5/31/2021	2,934	2,868,240
U.S. Treasury Note	1.50%	10/31/2019	4,772	4,739,179
U.S. Treasury Note	1.625%	12/31/2019	1,620	1,611,533
U.S. Treasury Note	1.75%	11/30/2019	4,659	4,647,249
U.S. Treasury Note	1.75%	5/31/2022	2,028	1,992,721
U.S. Treasury Note	1.875%	4/30/2022	1,406	1,389,267
U.S. Treasury Note	1.875%	9/30/2022	62,105	61,205,981
U.S. Treasury Note	2.25%	11/15/2027	10,547	10,396,558
U.S. Treasury Note	2.625%	11/15/2020	4,247	4,323,779
U.S. Treasury Notes	1.875%	12/15/2020	16,051	16,004,930
Total U.S. Treasury Obligations (cost $176,320,400)				175,778,706
Total Long-Term Investments (cost $586,751,977)				$590,433,611

SHORT-TERM INVESTMENT 1.65%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/29/2017, 0.54% due 1/2/2018 with Fixed Income Clearing Corp. collateralized by $8,910,000 of U.S. Treasury Note at 3.625% due 2/15/2020; value: $9,347,009; proceeds: $9,164,006 (cost $9,163,456)			9,163	9,163,456
Total Investments in Securities 108.16% (cost $595,915,433)				599,597,067
Liabilities in Excess of Other Assets(h) (8.16%)				(45,219,136)
Net Assets 100.00%				$554,377,931

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2017

ARS	Argentine Peso.
BADLAR	Banco de la Republica Argentina.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2017.
(a)	Level 3 Investment as described in Note 2(k) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(c)	Foreign security traded in U.S. dollars.
(d)	Defaulted (non-income producing security).
(e)	Investment in non-U.S. dollar denominated securities.
(f)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(g)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(h)	Liabilities in Excess of Other Assets include net unrealized appreciation/depreciation on futures contracts as follows:

Open Futures Contracts at December 31, 2017:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
U.S. 10-Year Treasury Note	March 2018	80	Short	$(9,954,376)	$(9,923,750)	$30,626
Ultra Long U.S. Treasury Bond	March 2018	6	Long	1,002,057	1,005,937	3,880
Totals				$(8,952,319)	$(8,917,813)	$34,506

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
U.S. 2-Year Treasury Note	March 2018	146	Long	$31,305,840	$31,259,969	$(45,871)
U.S. 5-Year Treasury Note	March 2018	175	Long	20,442,495	20,328,711	(113,784)
Totals				$51,748,335	$51,588,680	$(159,655)

28	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$107,861,929	$4,488,220	$112,350,149
Corporate Bonds	–	149,339,129	–	149,339,129
Foreign Government Obligations	–	30,597,106	–	30,597,106
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	8,447,016	–	8,447,016
Government Sponsored Enterprises Pass-Throughs	–	93,870,332	–	93,870,332
Municipal Bonds	–	1,714,616	–	1,714,616
Non-Agency Commercial Mortgage-Backed Securities	–	18,336,557	–	18,336,557
U.S. Treasury Obligations	–	175,778,706	–	175,778,706
Repurchase Agreement	–	9,163,456	–	9,163,456
Total	$–	$595,108,847	$4,488,220	$599,597,067

Other Financial Instruments
Futures Contracts
Assets	$34,506	$–	$–	$34,506
Liabilities	(159,655)	–	–	(159,655)
Total	$(125,149)	$–	$–	$(125,149)

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2017.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities
Balance as of January 1, 2017	$–
Accrued Discounts (Premiums)	2
Realized Gain (Loss)	–
Change in Unrealized Appreciation (Depreciation)	27,431
Purchases	4,460,787
Sales	–
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of December 31, 2017	$4,488,220
Change in unrealized appreciation/depreciation for the year ended December 31, 2017 related to Level 3 investments held at December 31, 2017	$27,431

See Notes to Financial Statements.	29

Statement of Assets and Liabilities

December 31, 2017

ASSETS:
Investments in securities, at fair value (cost $595,915,433)	$599,597,067
Deposits with brokers for futures collateral	131,355
Receivables:
Interest and dividends	3,556,778
Capital shares sold	260,371
From advisor (See Note 3)	108,904
Variation margin for futures contracts	11,998
Prepaid expenses	2,422
Total assets	603,668,895
LIABILITIES:
Payables:
Investment securities purchased	48,296,494
Capital shares reacquired	336,334
Management fee	210,367
Directors’ fees	33,848
Fund administration	18,699
Accrued expenses	395,222
Total liabilities	49,290,964
NET ASSETS	$554,377,931
COMPOSITION OF NET ASSETS:
Paid-in capital	$559,109,240
Distributions in excess of net investment income	(33,848)
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(8,253,568)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	3,556,107
Net Assets	$554,377,931
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	33,287,411
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.65

30	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2017

Investment income:
Interest and other (net of foreign withholding taxes of $1,232)	$13,901,801
Total investment income	13,901,801
Expenses:
Management fee	2,233,409
Non 12b-1 service fees	1,241,731
Shareholder servicing	532,704
Fund administration	198,525
Professional	64,527
Reports to shareholders	39,606
Custody	19,419
Directors’ fees	13,631
Other	34,475
Gross expenses	4,378,027
Expense reductions (See Note 9)	(4,550)
Fees waived and expenses reimbursed (See Note 3)	(1,197,074)
Net expenses	3,176,403
Net investment income	10,725,398
Net realized and unrealized gain (loss):
Net realized gain on investments	796,529
Net realized loss on futures contracts	(186,030)
Net realized loss on foreign currency related transactions	(699)
Net change in unrealized appreciation/depreciation on investments	7,005,125
Net change in unrealized appreciation/depreciation on futures contracts	(135,338)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(378)
Net realized and unrealized gain	7,479,209
Net Increase in Net Assets Resulting From Operations	$18,204,607

See Notes to Financial Statements.	31

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2017	December 31, 2016
Operations:
Net investment income	$10,725,398	$9,082,563
Net realized gain on investments, futures contracts and foreign currency related transactions	609,800	303,334
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	6,869,409	6,686,191
Net increase in net assets resulting from operations	18,204,607	16,072,088
Distributions to shareholders from:
Net investment income	(13,065,635)	(11,678,719)
Net realized gain	–	(1,693,962)
Total distributions to shareholders	(13,065,635)	(13,372,681)
Capital share transactions (See Note 14):
Proceeds from sales of shares	141,989,369	98,161,165
Reinvestment of distributions	13,065,635	13,372,681
Cost of shares reacquired	(52,931,398)	(57,272,642)
Net increase in net assets resulting from capital share transactions	102,123,606	54,261,204
Net increase in net assets	107,262,578	56,960,611
NET ASSETS:
Beginning of year	$447,115,353	$390,154,742
End of year	$554,377,931	$447,115,353
Distributions in excess of net investment income	$(33,848)	$(16,313)

32	See Notes to Financial Statements.

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33

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net Investment income	Net realized gain	Total distri- butions
12/31/2017	$16.42	$0.36	$0.27	$0.63	$(0.40)	$–	$(0.40)
12/31/2016	16.25	0.36	0.31	0.67	(0.44)	(0.06)	(0.50)
12/31/2015	16.85	0.36	(0.47)	(0.11)	(0.47)	(0.02)	(0.49)
12/31/2014	16.22	0.32	0.66	0.98	(0.32)	(0.03)	(0.35)
12/31/2013	16.73	0.29	(0.47)	(0.18)	(0.32)	(0.01)	(0.33)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

34	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
Net		after			Net
asset		waivers		Net	assets,	Portfolio
value,	Total	and/or reim-	Total	investment	end of	turnover
end of	return(b)	bursements	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)
$16.65	3.86	0.64	0.88	2.16	$554,378	452
16.42	4.26	0.64	0.89	2.16	447,115	443
16.25	(0.66)	0.64	0.89	2.11	390,155	432
16.85	6.08	0.64	0.90	1.87	317,732	466
16.22	(1.10)	0.64	0.95	1.74	147,670	625

See Notes to Financial Statements.	35

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may

36

Notes to Financial Statements (continued)

use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on futures contracts in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of

37

Notes to Financial Statements (continued)

cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.Observable inputs reflect the assumptions market participants would use in pricing the asset or

38

Notes to Financial Statements (continued)

liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended December 31, 2017, the effective management fee, net of waivers, was at an annualized rate of .21% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended December 31, 2017 and continuing through April 30, 2018, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .64%. This agreement may be terminated only by the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares

39

Notes to Financial Statements (continued)

held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

Two Directors and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2017 and 2016, was as follows:

	Year Ended	Year Ended
	12/31/2017	12/31/2016
Distributions paid from:
Ordinary income	$13,065,635	$13,372,681
Total distributions paid	$13,065,635	$13,372,681

As of December 31, 2017, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(6,159,666)
Temporary differences	(33,848)
Unrealized gains – net	1,462,205
Total accumulated losses — net	$(4,731,309)

*	The capital losses will carry forward indefinitely.

As of December 31, 2017, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$598,009,335
Gross unrealized gain	4,352,165
Gross unrealized loss	(2,889,582)
Net unrealized security gain	$1,462,583

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of futures, premium amortization and wash sales.

Permanent items identified during the year ended December 31, 2017 have been reclassified among the components of net assets based on their tax basis treatment as follows:

40

Notes to Financial Statements (continued)

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$2,322,702	$(2,296,277)	$(26,425)

The permanent differences are attributable to the tax treatment of foreign currency transactions, premium amortization, principal paydown gains and losses, certain securities and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2017 were as follows:

U.S. Government Purchases	*	Non-U.S. Government Purchases	U.S. Government Sales	*	Non-U.S. Government Sales
$2,233,084,849		$275,168,863	$2,219,111,147		$205,390,372

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2017, the Fund engaged in cross-trades sales of $1,917,985, which resulted in net realized gains of $88,651.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2017 (as described in note 2(g)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2017, the Fund had futures contracts with unrealized appreciation of $34,506 and depreciation of $159,655 which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Net realized loss of $186,030 and net change in unrealized depreciation of $135,338 are included on the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the fiscal year was 429.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or

41

Notes to Financial Statements (continued)

termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$9,163,456	$–	$9,163,456
Total	$9,163,456	$–	$9,163,456

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$9,163,456	$–	$–	$(9,163,456)	$–
Total	$9,163,456	$–	$–	$(9,163,456)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2017.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective August 28, 2017, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into an amended syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings.

42

Notes to Financial Statements (continued)

Prior to August 28, 2017, the Funds and certain other funds managed by Lord Abbett participated in a $550 million syndicated line of credit facility, based on the same terms as described above.

During the fiscal year ended December 31, 2017, the Fund did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions. During the fiscal year ended December 31, 2017, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield bonds (also known as “junk” bonds) in which the Fund may invest are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to

43

Notes to Financial Statements (concluded)

sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, industry and sector, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less govenment supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Shares sold	8,429,040	5,779,565
Reinvestment of distributions	788,496	819,226
Shares reacquired	(3,155,253)	(3,388,823)
Increase	6,062,283	3,209,968

44

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the shareholders of Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Total Return Portfolio of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2018

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

45

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg(1) Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 61 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

(1)	Daria L. Foster, Managing Partner of Lord Abbett, a member of the Board, and the Chief Executive Officer and President of the Lord Abbett Family of Funds, will retire from her positions with Lord Abbett and the Lord Abbett Family of Funds effective March 31, 2018. Douglas B. Sieg, Partner and head of Client Services at Lord Abbett, and a member of the Board, will succeed Ms. Foster effective April 1, 2018.

46

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director of Ribbon Communications (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

47

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

48

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly a Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/ Technology Analyst at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

49

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Christian J. Kelly (1975)	Treasurer	Elected in 2017	Director of Fund Administration, joined Lord Abbett in 2009.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

50

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar, Inc. (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Morningstar, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2017. The Board observed that although the Fund’s investment performance was below the median of the performance peer group for the one-, three-, and five-year periods, the Fund

51

Approval of Advisory Contract (continued)

outperformed both benchmarks for the one-, three-, and five-year periods. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when necessary. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment

52

Approval of Advisory Contract (concluded)

advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

53

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

54

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Total Return Portfolio	SFTR-PORT-3 (02/18)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2017 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2017 and 2016 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2017	2016
Audit Fees {a}	$464,200	$507,800
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	464,200	507,800

Tax Fees {b}	123,098	122,938
All Other Fees	- 0 -	- 0 -

Total Fees	$587,298	$630,738

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2017 and 2016 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees {a}	$201,416	$95,230

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2017 and 2016 were:

	Fiscal year ended:
	2017	2016
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 15, 2018

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 15, 2018

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 15, 2018